                                       UAM Funds
                                       Semi-Annual Report



Acadian Emerging
Markets Portfolio


                                       April 30, 1998

                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                                  APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter
  Emerging Markets..........................................................   1
Portfolio of Investments
  Emerging Markets..........................................................   5
Statement of Assets and Liabilities.........................................  18
Statement of Operations.....................................................  19
Statement of Changes in Net Assets
  Emerging Markets..........................................................  20
Financial Highlights
  Emerging Markets..........................................................  21
Notes to Financial Statements...............................................  22

--------------------------------------------------------------------------------

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

May 18, 1998

Dear Shareholder:

We are pleased to present the semi-annual report for The Acadian Emerging Markets Portfolio. This commentary covers the most recent quarter, the three months from February 1, 1998 to April 30, 1998, focusing on the portfolio's performance and some of the economic and market conditions that impacted returns.

ACADIAN EMERGING MARKETS PORTFOLIO

PORTFOLIO PERFORMANCE REVIEW
The total return for the Acadian Emerging Markets Portfolio was 0.22% for the six months ended April 30, 1998. For the three months ended April 30, 1998, the Acadian Emerging Markets Portfolio returned 14.5%, versus 14.7% for the IFC Investable Index, a widely followed emerging markets benchmark.

ECONOMIC AND MARKET CONDITIONS
The emerging markets as proxied by the IFC Investable Index were up strongly for the three month period in dollar terms, the result of sharp gains in February, with March and April delivering lower but still positive returns. Emerging Asia started the quarter well, as confidence rose that these troubled economies were on the road to recovery, but saw turmoil in April that led to lower but still positive returns for the three months as a whole. Latin American markets rose approximately 11%, led by Brazil. The Europe/Middle East/Africa (EMEA) region was up over 20% as European emerging markets shared in a general sense of "Euro-phoria" leading up to European Monetary Union.

INVESTMENT STRATEGY USED DURING THE QUARTER
Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 emerging markets and 6000 stocks. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. As a result, the portfolio was invested in 22 emerging equity markets, compared with 27 in the benchmark. Key overweightings were China, Brazil, Turkey, Korea, and Thailand, while key underweightings were Argentina, Hungary, Israel, and Chile.

The resulting portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all signifi-cantly lower than the benchmark index. The portfolio also had a somewhat smaller orientation than the IFC index, with relatively more assets in the mid-size $1-$5 billion capitalization range, and fewer assets in the larger-size range of $5-20 billion in capitalization.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------


INVESTMENT STRATEGIES AND TECHNIQUES WITH REGARD TO DERIVATIVES

No derivatives were employed by the fund.

COMMENTARY ON THE FUND'S INVESTMENT PERFORMANCE

As noted above, the Acadian Emerging Markets Portfolio returned 14.5% for the three months ending April 30, 1998, versus a return of 14.7% for the IFC Investable Index. Country allocations contributed 20 basis points of excess return, but this was offset by stock selection, which underperformed the index by 40 basis points.

The portfolio's performance during the period was enhanced by investments in:

 . BRAZIL AND MEXICO: Stock selection in Brazil and Mexico added 60 and 30 basis points of excess return respectively.

 . GREECE: Up over 73% for the period, Greece benefited strongly from the progress towards a united Europe. The portfolio's overweighting added 20 basis points, while stock selection also outperformed, for a total value added of 40 basis points.

 . COLOMBIA AND TAIWAN: The portfolio had no holdings in Colombia or Taiwan, which helped relative returns as these markets significantly underperformed the benchmark. The result was 40 basis points of value added in Colombia and 80 in Taiwan.

 . TURKEY: Stock selection in Turkey added 60 basis points, with the portfolio's holdings returning 18.6% as a group, versus 3.1% for the Turkey portion of the index. The country allocation to Turkey had a neutral impact.

HURT PORTFOLIO

 . HUNGARY AND POLAND: Hungary and Poland outperformed the benchmark, as enthusiasm for European shares spread from the developed to the emerging markets. The portfolio was underweighted in both markets, which detracted from return slightly. Stock selection also underperformed, for a return that was below the benchmark by 20-40 basis points in each market.

 . KOREA: Korea was down sharply for the three-month period, as confidence diminished that the currency would stabilize and the government would pursue the necessary steps to restructure the economy. The portfolio's overweighting detracted 60 basis points.

 . THAILAND: An overweighting in Thailand was neutral for the portfolio as this market posted a gain in line with the benchmark, but stock selection de-tracted 70 basis points as the portfolio's selections underperformed the benchmark index.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

 . VENEZUELA: The overweighting in Venezuela detracted 30 basis points as this market dropped sharply on oil price concerns.

CURRENT OUTLOOK

Emerging markets are currently at quite attractive valuation levels as compared to larger-cap global equity indices such as the S&P 500 or EAFE, as evidenced by the table below. From current valuation levels, we believe that the emerging markets could have quite strong absolute performance over the next several years.

                                            U.S.      INT'L     INT'L   EMERGING
                                           STOCKS   LARGE CAP SMALL CAP MARKETS
                                          (S&P 500)  (EAFE)     (EMI)    (EMF)
                                          --------- --------- --------- --------
Price/Earnings...........................   26.0      26.6      22.4      16.1
Price/Book...............................    4.6       2.8       1.9       1.6
Price/Sales..............................    1.7       1.0       0.7       1.2
Price/Cash Earnings......................   14.0       9.9       9.8       7.7
Yield....................................    1.5%      1.7%      2.0%      2.0%

Our belief is supported by an expectation that the Asian emerging markets in particular will continue to discount positively the prospect of economic recovery from their current slumps looking beyond 1998 into the 1999-2000 period.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

LOGO

Churchill G. Franklin
Senior Vice President
Acadian Asset Management, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------


                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

   The IFC Investable Index is an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

The returns for the UAM Fund-Acadian Emerging Markets Portfolio are net of all fees and expenses.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 87.7%

                                                           SHARES     VALUE+
                                                         ---------- -----------
 ARGENTINA - 2.9%
  Astra Cia Argentina de Petro..........................    178,280 $   317,389
  Banco de Galicia y Buenos Aires S.A., Class B.........     82,331     498,182
  *Bansud S.A., Class B.................................      4,201      39,496
  Capex S.A., Class A...................................      8,500      46,502
  Central Puerto S.A., Class B..........................     78,000     242,619
  Cia Naviera Perez Companc, Class B....................     44,900     269,892
  *Citicorp Equity Investments S.A., Class B............     30,567     128,402
  Garovaglio y Zorraquin S.A. ..........................     26,100      56,646
  Juan Minetti S.A. ....................................     30,266     127,138
  Molinos Rio de la Plata S.A., Class B.................     56,583     130,162
  Siderar S.A., Class A.................................      9,316      45,190
  YPF S.A., Class D.....................................     22,100     770,087
                                                                    -----------
                                                                      2,671,705
                                                                    -----------
 BRAZIL - 3.5%
  Albarus S.A. .........................................    205,000     129,077
  *Alparagatas S.A. ....................................    980,000      51,421
  Antarctica de Nordeste................................      1,400      91,579
  Brahma................................................        172         102
  Brasilit S.A. ........................................    229,250     380,914
  Ceval Alimentos S.A. ................................. 22,091,911      91,768
  Cia Siderurgica Nacional.............................. 13,300,000     416,388
  Cia Vidraria Santa Marina.............................     37,000      61,478
  Cigarros Souza Cruz...................................     11,000      89,943
  Eletrobras............................................ 20,000,000     822,038
  Gerdau Metalurgica S.A. ..............................    497,729      15,234
  Light Servicos Electricas.............................  1,000,000     402,274
  Mineracao da Trindade-Samitri.........................  5,209,050     122,995
  *Santista Alimentos S.A. .............................     63,009      52,898
  *Serrana S.A. ........................................    131,000     117,997
  *Sociedade de Participacoes Cimente...................    131,000     266,926
  Telebras..............................................  1,511,794     150,056
                                                                    -----------
                                                                      3,263,088
                                                                    -----------
 CHILE - 5.7%
  A.F.P. Provida S.A. ADR...............................      9,000     160,875
  *Banco Santander Chile ADR............................     14,800     207,200
  Banco Santiago S.A. ADR...............................      3,300      68,681

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
 CHILE - CONTINUED
  Cia Cervecerias Unidas S.A. ADR.......................    13,900 $   383,988
  Cia de Telecomunicaciones de Chile S.A. ADR...........    35,200     882,200
  *Distribucion y Servicio D&S S.A. ADR.................    10,800     190,350
  EmboteLiadora Andina S.A. ADR.........................     6,900     155,681
  Empressa Nacional de Electricidad S.A. ADR............    50,600     882,338
  Enersis S.A. ADR......................................    25,900     762,431
  Gener S.A. ADR........................................    19,700     440,788
  Laboratorio Chile ADR.................................     6,500     128,375
  Madeco S.A. ADR.......................................    10,300     164,800
  Maderas y Sinteticos S.A. ADR.........................    17,600     168,300
  Santa Isabel S.A. ADR.................................     5,100      84,150
  Sociedad Quimica y Minera Chile S.A. ADR..............     8,600     373,563
  Vina Concha y Toro S.A. ADR...........................     5,600     182,000
                                                                   -----------
                                                                     5,235,720
                                                                   -----------
 CHINA - 2.4%
  Guangdong Electric Power Development Co., Ltd., Class
   B....................................................   242,400     134,258
  Jilin Chemical Industrial Co., Ltd., Class H.......... 1,500,000     151,055
  Maanshan Iron & Steel Co., Class H.................... 2,540,000     190,201
  Qingling Motors Co., Class H.......................... 1,074,000     464,515
  Shanghai Dajiang Group Co., Ltd., Class B.............   198,979      27,459
  *Shanghai Dazhong Taxi Co., Class B...................   346,910     229,654
  Shanghai Jinqiao Export Processing Zone Development
   Co., Ltd., Class B...................................   365,300     116,896
  Shanghai Outer Gaoqiao................................   353,360     134,277
  Shanghai Petrochemical Co., Ltd., Class H............. 2,324,000     309,047
  *Shanghai Shangling Electric Appliances Co., Ltd.,
   Class B..............................................   284,000      60,208
  Shanghai Tyre & Rubber Co., Ltd., Class B.............   500,000     107,000
  Shanghai Yaohua Pilkington Glass Co., Ltd., Class B...   313,000      48,828
  *Shenzhen China Bicycle Co., Ltd., Class B............   624,000      66,062
  Tsingtao Brewing Co., Ltd., Class H...................   992,000     193,392
                                                                   -----------
                                                                     2,232,852
                                                                   -----------
 CZECH REPUBLIC - 0.7%
  *CEZ A.S. ............................................     4,100     123,368
  Ceska Sporitelna A.S. ................................     4,700      35,212
  Komercni Banka A.S. ..................................     2,200      73,702
  *SPT Telecom A.S. ....................................     2,000     291,214
  *Skoda Plzen A.S. ....................................     4,100      42,829
  *Unipetrol A.S. ......................................    37,400     101,032
                                                                   -----------
                                                                       667,357
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 EGYPT - 2.7%
  Al-Ahram Beverages Co. S.A.E. .........................     1,350 $    87,418
  Commercial International Bank..........................    45,600     784,012
  *Egypt American Bank...................................     4,500     115,062
  Egypt International Pharmaceutical Industries Co. .....     1,700     121,411
  Middle & West Delta Flour Mills........................    11,800     206,348
  Misr Elgedida Heliopolis Housing.......................     1,600     204,946
  Misr International Bank................................     7,300     188,502
  Madinet NASR for Housing & Development.................     2,400     147,414
  National Societe Generale Bank.........................     6,600     165,946
  Suez Cement Co. .......................................    23,659     493,692
                                                                    -----------
                                                                      2,514,751
                                                                    -----------
 GREECE - 3.4%
  Alpha Credit Bank......................................     8,994     949,335
  Commercial Bank of Greece S.A. ........................    16,440   1,034,958
  Hellenic Bottling Co. S.A. ............................    21,400     797,084
  *National Bank of Greece...............................       528      92,953
  Titan Cement Co. ......................................     3,200     274,035
                                                                    -----------
                                                                      3,148,365
                                                                    -----------
 HUNGARY - 0.3%
  EGIS Rt................................................     5,900     307,787
                                                                    -----------
 INDONESIA - 0.1%
  Argha Karya Prima Industry.............................    27,500       1,297
  Dharmaal Intiland......................................   157,700       4,959
  Gajah Tunggal..........................................   348,000      12,038
  Indosat................................................    29,500      43,415
  Putra Surya Perkasa.................................... 1,031,000      29,179
  SMART Corp. ...........................................     9,600       1,570
                                                                    -----------
                                                                         92,458
                                                                    -----------
 ISRAEL - 2.1%
  Bank Hapoalim Ltd. ....................................   177,600     476,885
  Bank Leumi Le-Israel...................................   252,000     460,647
  Delek Israel Fuel Corp., Ltd. .........................     4,500     175,712
  *Elbit Medical Imaging Ltd. ...........................    16,900     136,183
  Elbit Systems Ltd. ....................................    16,200     210,708
  Koor Industries Ltd. ..................................     3,500     442,930
                                                                    -----------
                                                                      1,903,065
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 KOREA - 4.8%
  *Central Investment & Finance............................   4,957 $    15,595
  Cheil Foods & Chemicals..................................   7,000     125,843
  Daewoo Corp. ............................................  27,100      83,634
  Daewoo Heavy Industries..................................  44,000     217,858
  Dongbu Steel Co. ........................................   3,960      13,052
  Dongkuk Steel Mill Co. ..................................  19,000      91,086
  Goldstar Co. ............................................  32,700     389,461
  Hana Bank................................................  33,397     144,595
  *Hanjin Shipping Co., Ltd. ..............................   4,000      18,697
  Hansol Paper Co. ........................................  35,000     267,416
  Housing & Commercial Bank, Korea.........................  23,604     141,447
  *Hyundai Electronics Industries Co. .....................   6,000      88,090
  Inchon Iron & Steel Co. .................................  40,000     147,116
  Keum Kang Development Industries Co. ....................  17,932      51,714
  Korea Electric Power Corp. ADR...........................  40,000     545,318
  Korea Express (The) Co. .................................   8,365      30,828
  Korea Iron & Steel Wire Ltd. ............................   1,000      96,255
  Korea Kumho Petrochemical Co. ...........................  16,000      27,805
  *Korea Long Term Credit Bank.............................  22,734      78,845
  LG Information & Communication Ltd. .....................   4,000     121,648
  *LG International Corp. .................................  22,000      37,738
  *LG Semiconductor Co. ...................................   9,680     113,114
  *Mando Machinery Corp. ..................................   2,520      20,386
  Pacific Corp. ...........................................  17,000     254,682
  SK Corp. ................................................  53,405     394,037
  Samsung Corp. ...........................................  16,000      54,532
  Samsung Electric Devices.................................   5,000     249,064
  Samsung Electro-Mechanics Co. ...........................   9,000     188,764
  Samsung Electronics......................................   4,212     233,474
  *Shinhan Investment & Finance............................  16,114         --
  Shinsegae Department Store Co. ..........................   4,000      50,637
  Ssangyong Oil Refining Co., Ltd. ........................  13,780      97,544
  Tai Han Electric Wire Co. ...............................   6,700      26,599
  Yuhan Corp. .............................................   1,349      32,234
                                                                    -----------
                                                                      4,449,108
                                                                    -----------
 MALAYSIA - 8.8%
  AMMB Holdings Bhd........................................ 180,000     183,644
  Angkasa Marketing Bhd. .................................. 103,000      20,850
  Austral Enterprises Bhd. ................................ 181,000     214,953
  Bandar Raya Developments Bhd. ........................... 563,000     139,800

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            -------   --------
 MALAYSIA - CONTINUED
  Bedford Bhd. ............................................ 172,000   $  46,192
  Berjaya Group Bhd. ...................................... 394,000      88,265
  Berjaya Textiles.........................................  59,000      93,158
  Boustead Holdings Bhd. .................................. 132,000     109,377
  Cement Industries of Malaysia Bhd. ......................  60,000      39,190
  *Commerce Asset Holding Bhd. ............................ 120,000      90,688
  DCB Holdings............................................. 326,000     243,730
  Datuk Keramat Holdings Bhd. ............................. 171,000      48,000
  Edaran Otomobil Nasional Bhd. ...........................  55,000      95,007
  Genting Bhd. ............................................ 248,000     830,013
  Golden Hope Plantations Bhd. ............................ 303,000     377,830
  Guinness Anchor Bhd. ....................................  87,000     136,194
  Guthrie Ropel Bhd. ......................................  79,000      63,968
  Hicom Holdings Bhd. .....................................  88,000      35,152
  Highlands & Lowlands Bhd. ............................... 160,000     180,513
  Ho Hup Construction Co. Bhd. ............................  44,000      15,320
  Hong Leong Credit Bhd. ..................................  46,000      37,495
  IOI Corp. Bhd. .......................................... 596,000     450,418
  Intiplus................................................. 211,000      72,896
  Kuala Lumpur Kepong Bhd. ................................ 139,000     324,521
  Kulim (Malaysia) Bhd. ................................... 176,000     111,158
  LARUT Consolidated Bhd. .................................  96,000      24,875
  Lam Soon Hua Development.................................  67,000      45,209
  Leader Universal Holdings Bhd. .......................... 262,000      84,858
  Lion Land Bhd. .......................................... 149,652      19,388
  MBF Capital Bhd. ........................................ 143,000      44,000
  Malaysian Airline System Bhd. ........................... 285,000     228,462
  Malaysian Industrial Development Finance Bhd. ........... 142,000      49,058
  Malaysian International Shipping Bhd. (Foreign).......... 149,000     261,403
  Malaysian Oxygen Bhd. ...................................  17,000      50,472
  Multi-Purpose Holdings Bhd. ............................. 740,000     259,649
  Negara Properties (Malaysia) Bhd. .......................  36,000      41,393
  *PPB Oil Palms Bhd. ..................................... 129,000     111,417
  Pan Pacific Asia Bhd. ...................................  35,000      13,320
  Pelangi Bhd. ............................................ 197,000      88,796
  Perlis Plantations Bhd. .................................  61,750      87,500
  Pernas International Holdings Bhd. ...................... 240,000      64,130
  Perusahaan Otomobil Nasional Bhd. .......................  66,000      82,300
  Petronas Dagangan Bhd. .................................. 101,000     116,130
  Petronas Gas Bhd. ....................................... 147,000     357,085
  Pilecon Engineering Bhd. ................................  53,000      18,453

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                           ------- -----------
 MALAYSIA - CONTINUED
  Rashid Hussain Bhd. .................................... 169,000 $   183,368
  Rothmans of Pall Mall Bhd. .............................  39,000     323,684
  Shangri-La Hotels Malaysia Bhd. ........................  89,000      28,345
  Sime Darby Bhd. ........................................ 558,000     497,004
  Southern Bank Bhd. (Foreign)............................  75,375      38,654
  Southern Steel Bhd. ....................................  58,000      26,221
  Telekom Malaysia Bhd. .................................. 122,000     368,799
  *Tongkah Holdings Bhd. ................................. 129,000      38,300
  UMW Holdings Bhd. ...................................... 292,000     264,810
  Westmont Industries Bhd. ............................... 481,000     115,544
  *YTL Power International Bhd............................ 195,000     177,895
                                                                   -----------
                                                                     8,158,854
                                                                   -----------
 MEXICO - 11.8%
  Apasco S.A. de C.V., Class A............................  51,000     346,129
  *Banacci, Class B....................................... 455,000   1,418,022
  Carso Global Telecom, Class A...........................  80,000     306,351
  *Cemex S.A. CPO......................................... 191,000     956,463
  *Cemex S.A., Class B....................................  54,837     328,880
  Cifra S.A. de C.V., Class C............................. 220,000     373,795
  Cifra S.A. de C.V., Series V............................  25,619      44,736
  *Coca-Cola Femsa S.A., Class L.......................... 192,000     328,936
  Empresas ICA Sociedad Controladora...................... 208,800     432,509
  Grupo Carso S.A. de C.V., Series A1.....................  80,000     499,588
  Grupo Casa Autrey S.A. de C.V. ......................... 110,000     146,459
  *Grupo Celanese S.A., Class B1.......................... 200,000     494,875
  *Grupo Financiero Inbursa S.A. de C.V., Class B.........  87,791     267,914
  Grupo Industrial Bimbo S.A. de C.V., Class A............  88,000     220,855
  Grupo Industrial Maseca, Class B........................ 239,000     172,344
  Grupo Mexico S.A., Class B..............................  48,000     155,532
  *Grupo Televisa S.A. CPO................................  30,600     627,359
  Industrias Penoles S.A. ................................  78,000     321,668
  Kimberly-Clark de Mexico S.A. de C.V., Class A.......... 200,000     981,501
  Telefonos de Mexico S.A. de C.V., Class L............... 885,300   2,503,499
  *Transportacion Maritima Mexicana S.A. de C.V., Class
   L......................................................   7,000      54,849
                                                                   -----------
                                                                    10,982,264
                                                                   -----------
 PAKISTAN - 2.6%
  Engro Chemicals Pakistan Ltd. ..........................  15,500      34,554
  *Fauji Fertilizer Co. Ltd. .............................  50,000      98,638
  Hub Power Co. .......................................... 746,000     760,395

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 PAKISTAN - CONTINUED
  *ICI Pakistan.......................................... 1,215,000 $   456,487
  Pakistan State Oil Co. Ltd. ...........................    19,500      98,452
  Pakistan Telecom Corp., Class A........................ 1,094,000     764,931
  Shell Pakistan Ltd. ...................................    25,500     188,717
                                                                    -----------
                                                                      2,402,174
                                                                    -----------
 PHILIPPINES - 2.6%
  Ayala Corp. ...........................................   136,000      60,275
  Equitable Banking Corp. ...............................   193,300     386,117
  First Philippine Holdings Corp., Class B...............    50,940      37,522
  JG Summit Holding, Inc. ...............................   863,700      66,853
  Manila Electric Co. ...................................   166,944     475,197
  *Metro Pacific Corp. .................................. 1,798,000      80,809
  Metropolitan Bank & Trust Co. .........................    97,320     759,363
  Philippine Long Distance Telephone Co. ................    19,200     515,356
  *Primetown Property Group, Inc. .......................   445,900      14,028
  SM Prime Holdings, Inc. ...............................   149,800      26,930
                                                                    -----------
                                                                      2,422,450
                                                                    -----------
 PORTUGAL - 4.4%
  Banco Espirito Santo e Comercial de Lisboa.............    18,840     901,779
  Banco Portugues de Investimento (Registered)...........    12,352     574,433
  Banco Totta & Acores, Class B (Registered).............     4,690     178,544
  Corticeira Amorim S.A. ................................    16,000     310,688
  Credito Predial Portugues, S.A. .......................    11,550     226,100
  Estabelecimentos Jeronimo Martins & Filho SGPS S.A. ...    11,397     533,120
  *Inparsa-Industria e Participacoes SGPS S.A. ..........     1,500      73,837
  Portugal Telecom S.A. (Registered).....................    11,842     636,705
  *Sonae Imobiliaria S.A. ...............................       120       1,910
  Sonae Industria e Investimento.........................    12,000     645,853
                                                                    -----------
                                                                      4,082,969
                                                                    -----------
 RUSSIA - 2.8%
  Irkutskenergo ADR......................................    10,700     106,484
  Lukoil Holding ADR.....................................    12,910     850,859
  Mosenergo S.A. ADR.....................................     4,400     155,549
  Surgutneftegaz ADR.....................................    48,300     356,169
  Tatneft ADR............................................     7,500     145,313
  *Unified Energy Systems GDR............................    31,870   1,002,974
                                                                    -----------
                                                                      2,617,348
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            -------  ----------
 SOUTH AFRICA - 14.7%
  ABSA Group Ltd. ......................................... 107,700  $  932,583
  Adcock Ingram Ltd., N Shares.............................   7,986      39,120
  Allied Electronics Corp., Ltd. ..........................  40,600      97,231
  Anglo-American Gold Investment Co., Ltd. ................   1,200      63,652
  Anglo-American Industrial Corp., Ltd. ...................  14,000     429,490
  Anglogold Ltd. ..........................................   1,100      58,347
  Anglovaal Industries Ltd. ...............................  89,267     229,683
  Barlow Ltd. .............................................  43,900     424,446
  CAN Galla................................................  12,737      12,983
  Delta Electrical Industries Ltd. ........................  32,600     196,794
  Driefontein Consolidated Ltd. ...........................  27,400     194,417
  *Eastvaal Gold Holdings Ltd. ............................ 136,100     165,394
  Edgars Stores Ltd. ......................................   2,900      50,797
  Ellerine Holdings Ltd. ..................................  17,510     181,945
  Engen Ltd. .............................................. 155,600     662,128
  First National Bank Holdings Ltd. .......................  20,200     263,869
  *Gold Fields Ltd. .......................................       1           2
  *Harmony Gold Mining Co., Ltd. ..........................   8,500      50,470
  Investec Group Ltd. .....................................   8,200     396,002
  Johannesburg Consolidated................................  34,000     491,242
  Kersaf Investments Ltd. .................................  20,100     137,249
  Liberty Life Association of Africa Ltd. .................  42,800   1,448,550
  LibLife Strategic Investments Ltd. ...................... 121,850     500,423
  Malbak Ltd. .............................................  29,625      28,145
  Metro Cash & Carry Ltd. .................................  61,361      68,010
  Murray & Roberts Holdings Ltd. ..........................  75,500     140,465
  Nampak Ltd. ............................................. 122,700     529,413
  Nedcor Ltd. .............................................  49,000   1,396,536
  Pick'n Pay Stores Ltd. ..................................  27,300      51,871
  Pick'n Pay Stores Ltd., Class N..........................  54,600      99,420
  Polfin Ltd. ............................................. 103,600     161,987
  Premier Group (The) Ltd. ................................ 101,090      16,006
  Rembrandt Group Ltd. ....................................  61,300     558,100
  Safmarine & Rennies Holdings Ltd. .......................  39,900      86,868
  *Sappi Ltd. .............................................  36,100     210,062
  Sasol Ltd. ..............................................  83,300     840,831
  Siltek Ltd. .............................................  92,800     178,161
  South African Breweries Ltd. ............................  13,400     449,805
  *South African Iron & Steel Industrial Corp., Ltd. ...... 218,600      70,523
  Standard Bank Investment Corp., Ltd. ....................  13,400     792,994
  Sun International (South Africa) Ltd. ................... 251,200     149,154

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 SOUTH AFRICA - CONTINUED
  Tongaat-Hulett Group Ltd. ..............................   26,200 $   312,170
  Toyota South Africa Ltd. ...............................   16,700      76,022
  Voltex Holdings Ltd. ...................................  279,300     142,069
  Wooltru Ltd., Class N...................................   58,800     209,481
  Woolworths Holdings Ltd. ...............................   50,568      67,557
                                                                    -----------
                                                                     13,662,467
                                                                    -----------
 SRI LANKA - 0.8%
  Blue Diamond Jewelry World..............................  103,890       5,336
  *Development Finance Corp. of Ceylon....................   48,400     233,280
  Hayleys Ltd. ...........................................   36,000     131,416
  John Keells Holdings Ltd. ..............................   44,406     235,082
  *Sampath Bank Ltd. .....................................  105,000     113,247
                                                                    -----------
                                                                        718,361
                                                                    -----------
 THAILAND - 3.5%
  *Advance Agro Public Co., Ltd. (Foreign)................   88,330      89,245
  Advanced Info Service Public Co., Ltd. (Foreign)........   32,600     228,031
  *Asia Credit Co., Ltd. (Foreign)........................   44,800      22,052
  BEC World Public Co., Ltd. (Foreign)....................   73,000     385,803
  Bangchak Petroleum Public Co., Ltd. (Foreign)...........   80,800      20,723
  *Bangkok Expressway Public Co., Ltd. (Foreign)..........  284,500     224,799
  Ch. Harnchang Public Co., Ltd. (Foreign)................   48,900      54,791
  *Electricity Generating Public Co., Ltd. (Foreign)......   30,500      59,262
  *First Bangkok City Bank Ltd. (Foreign).................  272,600      20,480
  Hemaraj Land and Development Public Co., Ltd.
   (Foreign)..............................................  103,500      46,924
  I.C.C. International Public Co., Ltd. (Foreign).........   34,000      48,886
  *Italian-Thai Development Corp. (Foreign)...............   16,300      13,513
  *Krungthai Thanakit plc (Foreign).......................   66,200      19,294
  National Finance & Securities Co., Ltd. (Foreign).......  286,900     128,213
  *Nava Finance and Securities Public Co., Ltd.
   (Foreign)..............................................  501,900      71,514
  *Precious Shipping plc (Foreign)........................    7,400       4,793
  PTT Exploration & Production (Foreign)..................   19,800     209,285
  *Samart Corp. plc (Foreign).............................   29,600      11,886
  *Siam City Cement Co., Ltd. (Foreign)...................   11,700     165,497
  Siam Commercial Bank Co., Ltd. (Foreign)................  115,600     137,762
  Siam Makro Public Co., Ltd. (Foreign)...................   73,100     117,415
  *Siam Pulp & Paper Public Co., Ltd. (Foreign)...........  271,200     235,368
  *TelecomAsia Corp. Public Co., Ltd. (Foreign)...........  467,200     169,451
  Thai Airways International Ltd. (Foreign)...............  354,000     366,839
  Thai Petrochemical Industry Public Co., Ltd. (Foreign)..  708,940     101,015

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                        ----------- -----------
 THAILAND - CONTINUED
  Thai Plastic & Chemical Public Co., Ltd. (Foreign)..       68,200 $   162,549
  *Thai Telephone & Communication Public Co., Ltd.
   (Foreign)..........................................      126,450      27,190
  *United Communication Industry (Foreign)............       87,200      65,513
                                                                    -----------
                                                                      3,208,093
                                                                    -----------
 TURKEY - 5.2%
  *Akbank TAS.........................................    7,931,000     674,810
  Aksa Akrilik Kimya Sanayii AS.......................      793,352      53,208
  *Cimentas AS........................................    1,202,670      72,232
  Eregli Demir Ve Celik Fabrikalari TAS...............    3,152,000     523,756
  *Finans Bank AS.....................................    4,639,881     113,326
  *Ihlas Holding AS...................................    2,912,450     466,459
  *Netas Telekomunik..................................      646,000     240,553
  Tat Konserve Sanayii AS.............................    1,504,997      60,260
  Tofas Turk Otomobil Fabrikasi AS....................   13,105,500     682,168
  Turk Hava Yollari A.O. .............................    2,157,207     231,052
  Turk Sise Ve Cam Fabrikalari AS.....................            3         --
  Turkiye Garanti Bankasi AS..........................   10,553,000     559,869
  Yasarbank...........................................            2         --
  Yapi ve Kredi Bankasi AS............................   22,323,000   1,094,922
                                                                    -----------
                                                                      4,772,615
                                                                    -----------
 VENEZUELA - 1.9%
  Banco Provincial S.A. ..............................       83,000     105,346
  Corporacion Venezolana de Cementos, S.A.C.A. .......       26,020      33,997
  Electricidad de Caracas.............................    1,926,511   1,183,034
  Manufacturas Textiles...............................       53,130         506
  Siderurgica Venezolana Sivensa......................        1,528       4,306
  Siderurgica Venezolana Sivensa, Class A.............    1,060,500     180,128
  Telefonos de Venezuela..............................       45,000     216,701
  Venezolana de Cementos..............................       55,881      72,907
                                                                    -----------
                                                                      1,796,925
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $90,435,368)..............               81,310,776
                                                                    -----------
 PREFERRED STOCKS - 12.6%
 BRAZIL - 12.6%
  Banco Bradesco......................................   77,265,033     709,473
  *Bombril S.A. ......................................  102,520,000     627,582
  Brahma..............................................          909         592
  Brasmotor S.A. .....................................    1,100,000     152,471
  Cia Brasil Petroleo Ipiranga........................   26,700,000     347,906

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PREFERRED STOCKS - CONTINUED

                                                         SHARES      VALUE+
                                                       ----------- -----------
 BRAZIL - CONTINUED
  Cia Brasileira de Petroleo Ipiranga.................  30,600,000 $   438,863
  Cia Energetica de Sao Paulo.........................   1,000,000      48,535
  Cia Siderurgica de Tubarao..........................   6,400,000     110,818
  Cia Vale do Rio Doce................................      19,960     471,290
  Electropaulo Electric...............................   2,000,000     235,593
  Eletrobras, Class B.................................   9,456,020     421,820
  *Empresa Bandeirante de Energia S.A. ...............   2,000,000      68,212
  *Empresa Metropolitana de Aguas e Energia S.A. .....   2,000,000       3,760
  *Empresa Paulista de Transmissao de Energia
   Electrica S.A. ....................................   2,000,000      13,642
  Ericsson Telecomunicacoes S.A. .....................  40,900,000   1,251,858
  Fertilizantes Fosfatados............................ 109,300,000     506,594
  Gerdau S.A. ........................................  20,216,866     394,260
  Gerdau Metalurgica S.A. ............................   8,821,960     380,343
  Inepar S.A. Industria e Construcoes.................  95,700,000     168,218
  Itausa Investimentos Itau S.A. .....................     800,000     678,618
  Moinho Fluminese....................................  20,000,000     110,188
  Petrobras...........................................   1,358,666     344,568
  Petrobras Distribuidora S.A. .......................  11,250,000     199,716
  Refinaria de Petroleo Ipiranga......................  16,800,000     149,856
  Sadia Concordia S.A. ...............................     215,000     152,296
  Sadia Frigobras S.A. ...............................     272,000     190,293
  Telebras............................................  17,780,060   2,170,613
  Telemig, Class B....................................   1,300,000     200,656
  Telesp S.A. ........................................   2,669,162     908,005
  Uniao de Industrias Pertoquimicas S.A., Class B.....     191,875      50,339
  Usiminas............................................      22,520     155,582
                                                                   -----------
  TOTAL PREFERRED STOCKS (Cost $10,251,813)...........              11,662,560
                                                                   -----------


 RIGHTS - 0.0%

                                                         NO. OF
                                                         RIGHTS
                                                       -----------
 KOREA - 0.0%
  *Cheil Jedang, expiring 5/27/98.....................       1,344       6,040
  *Hyundai Engineering & Co., expiring 4/30/98........       1,148         688
  *Samsung Display, expiring 5/8/98...................         723      12,565
  *Samsung Electronics, expiring 5/27/98..............         335       6,474
                                                                   -----------
                                                                        25,767
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 RIGHTS - CONTINUED

                                                         NO. OF
                                                         RIGHTS     VALUE+
                                                       ---------- -----------
 THAILAND - 0.0%
  *Dhana Siam Finance and Securities Public Co.,
   expiring 5/20/98...................................    100,000 $     9,067
                                                                  -----------
  TOTAL RIGHTS - 0.1% (Cost $0).......................                 34,834
                                                                  -----------

 WARRANTS - 0.0%

                                                         NO. OF
                                                        WARRANTS
                                                       ----------
 THAILAND - 0.0%
  *Nava Finance, expiring 4/21/99 (Cost $0)...........    167,300         --
                                                                  -----------

 SHORT-TERM INVESTMENTS - 2.8%

                                                          FACE
                                                         AMOUNT
                                                       ----------
 REPURCHASE AGREEMENT - 2.8%
  Chase Securities Inc. 5.37% dated 4/30/98, due
   5/1/98, to be repurchased at $2,615,390,
   collateralized by $2,280,056 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $2,644,718 (Cost $2,615,000)... $2,615,000   2,615,000
                                                                  -----------
  TOTAL INVESTMENTS - 103.1% (Cost $103,302,181)(a)...             95,623,170
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (3.1)%.........             (2,854,882)
                                                                  -----------
  NET ASSETS - 100%...................................            $92,768,288
                                                                  ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  -American Depositary Receipt
(a)
  The cost for federal income tax purposes was $103,302,181. At April 30, 1998, net unrealized depreciation for all securities based on tax cost was $7,679,011. This consisted of aggregate gross unrealized appreciation for all securities of $17,810,241 and aggregate gross unrealized depreciation for all securities of $25,489,252.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                           % OF
                                                            NET       MARKET
INDUSTRY                                                   ASSETS      VALUE
--------                                                   ------   -----------
Automotive................................................   1.7 %  $ 1,561,513
Banks.....................................................  15.7     14,525,060
Basic Industries..........................................   1.5      1,413,746
Beverages, Food & Tobacco.................................   4.4      4,108,488
Building Materials........................................   1.6      1,480,538
Capital Equipment.........................................   0.3        321,668
Chemicals.................................................   2.8      2,642,346
Construction..............................................   3.6      3,320,860
Consumer Cyclical.........................................   0.2        166,301
Consumer Durables.........................................   0.1         13,422
Electronics...............................................   5.3      4,869,699
Energy....................................................   4.5      4,174,625
Entertainment & Leisure...................................   1.2      1,116,416
Financial Services........................................   7.2      6,720,070
Health Care...............................................   0.3        264,558
Holding Company...........................................   6.8      6,331,735
Home Furnishings & Appliances.............................   0.1         60,208
Industrial................................................   1.4      1,316,936
Insurance.................................................   1.6      1,448,550
Iron and Steel............................................   1.4      1,295,927
Lodging & Restaurants.....................................   0.1         28,345
Manufacturing.............................................   3.5      3,362,038
Metals....................................................   1.9      1,786,924
Mining....................................................   0.6        532,282
Multi-Industry............................................   2.1      1,974,825
Oil & Gas.................................................   3.6      3,341,457
Paper & Packaging.........................................   2.5      2,313,006
Pharmaceuticals...........................................   0.7        607,892
Real Estate...............................................   0.8        753,972
Repurchase Agreement......................................   2.8      2,615,000
Retail....................................................   2.0      1,865,992
Services..................................................   0.3        310,137
Technology................................................   0.1        113,114
Telecommunications........................................  13.7     12,694,815
Textiles & Apparel........................................   0.1         53,208
Transportation............................................   1.8      1,655,683
Utilities.................................................   4.8      4,461,814
                                                           -----    -----------
 Total Investments........................................ 103.1 %  $95,623,170
Other Assets and Liabilities (Net)........................  (3.1)    (2,854,882)
                                                           -----    -----------
 Net Assets............................................... 100.0 %  $92,768,288
                                                           =====    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments at Cost.............................................. $103,302,181
                                                                   ============
 Investments, at Value ...........................................   95,623,170
 Foreign Currency, at Value (Cost $535,745).......................      530,357
 Receivable for Investments Sold..................................      112,524
 Dividends Receivable.............................................      305,244
 Receivable for Portfolio Shares Sold.............................      106,000
 Foreign Withholding Tax Reclaim Receivable.......................          248
 Interest Receivable..............................................          390
 Deferred Organization Costs-Note A...............................           67
 Other Assets.....................................................        3,625
                                                                   ------------
  Total Assets....................................................   96,681,625
                                                                   ------------
 LIABILITIES
 Payable for Investments Purchased................................    3,133,562
 Payable for Shares Redeemed......................................       16,193
 Payable for Custodian Fees-Note D................................      346,854
 Payable for Investment Advisory Fees-Note B......................       69,958
 Payable for Administrative Fees-Note C...........................       11,819
 Payable for Directors' Fees-Note G...............................          650
 Payable to Custodian Bank-Note D.................................      320,310
 Other Liabilities................................................       13,991
                                                                   ------------
  Total Liabilities...............................................    3,913,337
                                                                   ------------
 NET ASSETS....................................................... $ 92,768,288
                                                                   ============
 NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $102,684,941
 Undistributed Net Investment Income..............................      320,508
 Accumulated Net Realized Loss....................................   (2,540,604)
 Unrealized Depreciation..........................................   (7,696,557)
                                                                   ------------
 NET ASSETS....................................................... $ 92,768,288
                                                                   ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000).........................................    8,773,321
 Net Asset Value, Offering and Redemption Price Per Share.........       $10.57
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
                                                       FOR THE SIX MONTHS ENDED
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends.......................................................... $ 1,169,850
 Interest...........................................................      50,908
 Less Foreign Taxes Withheld........................................     (87,760)
                                                                     -----------
  TOTAL INCOME......................................................   1,132,998
                                                                     -----------
 EXPENSES
 Investment Advisory Fees - Note B..................................     381,964
 Custodian Fees - Note D............................................     136,970
 Administrative Fees - Note C.......................................      63,228
 Printing Fees......................................................      11,975
 Registration and Filing Fees.......................................       7,998
 Audit Fees.........................................................       7,973
 Legal Fees.........................................................       2,127
 Directors' Fees - Note G...........................................       1,598
 Amortization of Organizational Costs - Note A......................         277
 Account Services Fees - Note F.....................................          56
 Foreign Tax Expense................................................      10,918
 Other Expenses.....................................................      12,961
                                                                     -----------
  Net Expenses......................................................     638,045
                                                                     -----------
 NET INVESTMENT INCOME..............................................     494,953
                                                                     -----------
 NET REALIZED LOSS ON:
  Investments.......................................................  (2,394,728)
  Foreign Exchange Transactions.....................................    (145,052)
                                                                     -----------
 TOTAL NET REALIZED LOSS............................................  (2,539,780)
                                                                     -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.......................................................   2,848,487
  Foreign Exchange Transactions.....................................      81,422
                                                                     -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...........   2,929,909
                                                                     -----------
 NET GAIN...........................................................     390,129
                                                                     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $   885,082
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     ACADIAN EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                         ENDED
                                                       APRIL 30,    YEAR ENDED
                                                         1998      OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                      -----------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net Investment Income.............................  $   494,953  $  1,124,146
  Net Realized Gain (Loss)..........................   (2,539,780)    3,387,502
  Net Change in Unrealized
   Appreciation/Depreciation........................    2,929,909   (11,383,785)
                                                      -----------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................      885,082    (6,872,137)
                                                      -----------  ------------
 DISTRIBUTIONS:
  Net Investment Income.............................     (991,001)     (690,005)
  Net Realized Gain.................................   (3,581,762)     (195,793)
                                                      -----------  ------------
  TOTAL DISTRIBUTIONS...............................   (4,572,763)     (885,798)
                                                      -----------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued............................................   25,253,235    23,222,058
  In Lieu of Cash Distributions.....................    4,432,628       855,408
  Redemption Fees - Note J..........................       74,426        14,952
  Redeemed..........................................  (13,523,902)   (5,764,196)
                                                      -----------  ------------
  Net Increase from Capital Share Transactions......   16,236,387    18,328,222
                                                      -----------  ------------
  Total Increase....................................   12,548,706    10,570,287
 NET ASSETS:
  Beginning of Period...............................   80,219,582    69,649,295
                                                      -----------  ------------
  End of Period (including undistributed net
   investment income of $320,508 and $816,556,
   respectively)....................................  $92,768,288  $ 80,219,582
                                                      ===========  ============
 (1) Shares Issued and Redeemed:
  Shares Issued.....................................    2,551,115     1,726,498
  In Lieu of Cash Distributions.....................      477,114        73,049
  Shares Redeemed...................................   (1,366,031)     (432,801)
                                                      -----------  ------------
                                                        1,662,198     1,366,746
                                                      ===========  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS
                              ENDED
                            APRIL 30,       YEARS ENDED OCTOBER 31,              JUNE 17, 1993**
                              1998       ------------------------------------    TO OCTOBER 31,
                           (UNAUDITED)    1997      1996      1995      1994          1993
                           -----------   -------   -------   -------   ------    ---------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 11.28     $ 12.12   $ 11.23   $ 14.00   $11.34        $10.00
                             -------     -------   -------   -------   ------        ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income
  (Loss).................       0.06        0.16      0.13      0.05    (0.03)        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss).................      (0.12)++    (0.85)     0.84     (2.82)    2.74          1.35
                             -------     -------   -------   -------   ------        ------
 Total from Investment
  Operations.............      (0.06)      (0.69)     0.97     (2.77)    2.71          1.34
                             -------     -------   -------   -------   ------        ------
 DISTRIBUTIONS:
 Net Investment Income...      (0.14)      (0.12)    (0.02)      --       --            --
 Net Realized Gain.......      (0.51)      (0.03)    (0.06)      --     (0.05)          --
                             -------     -------   -------   -------   ------        ------
 Total Distributions.....      (0.65)      (0.15)    (0.08)      --     (0.05)          --
                             -------     -------   -------   -------   ------        ------
 NET ASSET VALUE, END OF
  PERIOD.................    $ 10.57     $ 11.28   $ 12.12   $ 11.23   $14.00        $11.34
                             =======     =======   =======   =======   ======        ======
 TOTAL RETURN............       0.22 %     (5.71)%    8.72 %  (19.79)%  23.97 %+      13.40 %+
                             =======     =======   =======   =======   ======        ======
 RATIOS AND SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (Thousands).....    $92,768     $80,220   $69,649   $33,944   $5,558        $3,927
 Ratio of Expenses to
  Average Net Assets.....       1.67 %*@    1.50 %    1.79 %    1.78 %   2.07 %        2.43 %*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets.....       1.29 %*     1.31 %    1.29 %    0.86 %  (0.25)%       (0.37)%*
 Portfolio Turnover
  Rate...................         13 %        28 %      11 %      21 %      9 %           2 %
 Average Commission
  Rate#..................    $0.0005     $0.0003   $0.0004       N/A      N/A           N/A
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by the
  Adviser to Average Net
  Assets.................        N/A         N/A       N/A      0.40%    1.00 %        1.01 %*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       1.67 %*     1.50 %    1.79 %    1.77 %    N/A           N/A

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived during the periods indicated.
++ The amount shown for the six months ended April 30, 1998 for a share out-standing throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
@ The annualized ratio of net operating expenses to average net assets, ex-cluding foreign tax expense, is 1.64%.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a non-diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, of no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the readily available is Board of Directors.

    2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are realized.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

  possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

  at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and deferred organization costs.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized gain and paid in capital.

    Permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

    7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $63,228 which $40,320 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At April 30, 1998, the payable to the custodian bank represents the amount due for cash advanced for the settlement of foreign currency purchased.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $23,503,619 and sales of $10,091,146 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 75% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

  The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

UAM FUNDS                                    ACADIAN EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------

  At April 30, 1998, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM Funds                                   Acadian Emerging
                                            Markets Portfolio
================================================================================
Officers and Directors
                                            William H. Park
Norton H. Reamer                            Vice President
Director, President and Chairman
                                            Michael E. DeFao
John T. Bennett, Jr.                        Secretary
Director
                                            Karl O. Hartmann
Nancy J. Dunn                               Assistant Secretary
Director
                                            Gary L. French
Philip D. English                           Treasurer
Director
                                            Robert R. Flaherty
William A. Humenuk                          Assistant Treasurer
Director
                                            Gordon M. Shone
Charles H. Salisbury, Jr.                   Assistant Treasurer
Director and Executive Vice President

Peter M. Whitman, Jr.
Director

================================================================================
Investment Adviser

Acadian Asset Management, Inc.
Two International Place
Boston, MA 02110

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                            UAM Funds
                                            Semi-Annual Report



Acadian International
  Equity Portfolio

                                April 30, 1998

                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                                  APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter
  International Equity......................................................   1
Portfolio of Investments
  International Equity......................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets
  International Equity......................................................  12
Financial Highlights
  International Equity......................................................  13
Notes to Financial Statements...............................................  14

--------------------------------------------------------------------------------

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

May 18, 1998

Dear Shareholder:

We are pleased to present the semi-annual report for The Acadian International Equity Portfolio. This commentary covers the most recent quarter, the three months from February 1, 1998 to April 30, 1998, focusing on the portfolio's performance and some of the economic and market conditions that impacted returns.

THE ACADIAN INTERNATIONAL EQUITY PORTFOLIO
The total return for the Acadian International Equity Portfolio was 6.04% for the six months ended April 30, 1998. Total return for the three months ended April 30, 1998 was 7.5% in U.S. dollars. The benchmark, the Morgan Stanley Capital International Index for Europe, Australia, and the Far East (EAFE), returned 10.6%.

ECONOMIC AND MARKET CONDITIONS
The developed international equity markets as represented by the MSCI EAFE index were up strongly in dollar terms for the three months ending April 30, 1998. EAFE's robust return was driven largely by Europe, which continued to experience booming stock markets as investors anticipated monetary union
(EMU). European markets were up 17.7% in dollar terms for the three-month period, with the U.K., France, Germany, Italy, Spain, and Portugal all seeing double-digit returns. Asia, in contrast, slumped -4.5% as the economic outlook for Japan worsened and regional worries battered Hong Kong. Malaysia and Singapore saw strong positive returns, however.

INVESTMENT STRATEGY USED DURING THE QUARTER
Acadian continued to pursue its disciplined, value-based strategy, using quantitative valuation frameworks to identify the most attractive companies in our 20,000+ security database. This bottom-up stock selection approach led to the portfolio being overweighted in Australia, Canada, Hong Kong, and the U.K., and underweighted in Germany, France, Switzerland, and Italy. We maintained an underweighting in Japan, at approximately 2.5% below the benchmark weight.

The resulting portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all lower than the benchmark index. This value orientation led to the portfolio being significantly smaller in cap size than the EAFE index, which is dominated by large, growth-oriented stocks.

INVESTMENT STRATEGIES AND TECHNIQUES WITH REGARD TO DERIVATIVES
No derivatives were employed by the fund.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

COMMENTARY ON THE FUND'S INVESTMENT PERFORMANCE
As noted above, the Acadian International Equity Portfolio returned 7.5% for the three months ending April 30, 1998, versus a return of 10.6% for the MSCI EAFE index. This was the result of country allocations underperforming, with stock selection adding back a small amount of value.

HELPED PORTFOLIO

The portfolio's performance during the three-month period was helped by investments in:

 . JAPAN: Stock selection in Japan contributed 100 basis points of return as smaller, value-oriented stocks rallied strongly. These stocks had underperformed in 1997, leading to cheap valuations that proved very attractive to investors in the early months of 1998. Value oriented stocks were also boosted by expectations that the government would come forward with a package to stimulate the domestic economy. There was a small amount of value added from the country underweighting in Japan, for a net result that was 110 basis points above the benchmark.

 . SWITZERLAND: Stock selection in Switzerland was also positive for the portfolio, adding 30 basis points of excess return from a mix of financial, materials, and service-related holdings.

 . CANADA: The overweighting in Canada had a positive impact on portfolio returns, adding 30 basis points, while Canadian stock selection added 20 basis points of excess return. Many of the Canadian holdings were banking stocks, which performed well in relation to the market as a whole. Total value added was 50 basis points.

 . OTHER: There was also a small amount of value added from stock selection in France, and the overweighting in Singapore.

HURT PORTFOLIO

The main investments detracting from portfolio performance were the following:

 . AUSTRALIA: The portfolio was overweighted in Australia, which detracted 50 basis points from return as the Australian market underperformed the index by 10 percentage points. The portfolio's stock selection, with its emphasis on undervalued banking stocks, was neutral.

 . FRANCE: The French stock market continued to soar, rising 24.4% over the course of the three months. The portfolio had positive stock selection in France, but the underweighting of this market led to a 90-basis-point underperformance from the country allocation. Acadian continues to find French stocks generally overvalued in a global context. Net value lost was 60 basis points.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 . ITALY AND SPAIN: The underweightings in Italy and Spain detracted 40-50 basis points each as these markets returned 22% and 32% respectively. Their strong progress towards meeting criteria for European Monetary Union was very surprising to investors. As two of the weaker European economies, they were perceived as being the markets that would benefit most from inclusion in EMU. This drove unusually strong market returns in the quarter.

CURRENT OUTLOOK

Longer-term analysis of key regions is as follows:

 . ASIA: Japan has been a tremendous disappointment during the 1990s, having outperformed EAFE ex-Japan in only one year of the decade so far (1994). This market is now selling at the lowest price/sales ratio of any of the developed markets and is relatively cheap compared to other EAFE markets on measures such as price/cash earnings or price/book ratio. Our judgemental appraisal is that the Japanese political leadership will be forced to take decisive action to "jump-start" their ailing economy and financial system over the fairly near term. This could lead to a rally in Japanese stocks, especially smaller ones, over the next several years, though the short-term outlook is extremely cloudy. Elsewhere in Asia, we find Hong Kong very attractive currently and also see attractive valuations in Singapore and Malaysia.

 . EUROPE: While European markets are selling at relatively high valuations of trailing earnings because of strong recent performance, companies in Europe appear to have good potential to raise profit margins and returns on equity, which are generally still well below U.S. levels. Current projections of higher economic growth in Europe than in the U.S., coupled with the positive impact of EMU, could lead to reasonably strong profits performance in Europe. This would act to neutralize some of the impact of high current valuations. Thus while we find Europe less attractive overall than Asia currently and for the next two to three years, we find it more attractive than the U.S. market. In addition, the recent market focus on the largest companies has led to attractive relative valuations in smaller European stocks.

 . NORTH AMERICA: Our current longer-term expectations for smaller U.S.
  equities incorporate a forecast that a significant correction or flattening out of U.S. stock returns will occur at some point during the next three to five years. Possible triggers for such an outcome could be an overheating of the U.S. economy and possible dollar weakness that could cause Federal Reserve policy to turn more restrictive, driving up short-term interest rates and causing an equity market correction. In this context, we believe that the standard deviation of U.S.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  stock returns would also move up from recent levels. We continue to find Canada a more attractive longer-term investment.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

LOGO

Churchill G. Franklin
Senior Vice President
Acadian Asset Management, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The returns for the UAM Fund-Acadian International Equity Portfolio are net of all fees and expenses.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.9%

                                                             SHARES    VALUE+
                                                            -------- ----------
 AUSTRALIA - 8.1%
  Australia & New Zealand Banking Group Ltd. ..............   21,500 $  150,035
  Commonwealth Bank of Australia...........................   12,000    144,040
  Westpac Banking Corp. ...................................   23,800    159,832
                                                                     ----------
                                                                        453,907
                                                                     ----------
 BELGIUM - 2.1%
  Electrabel S.A. .........................................      300     79,761
  PetroFina S.A. ..........................................      100     39,488
                                                                     ----------
                                                                        119,249
                                                                     ----------
 CANADA - 3.8%
  Cascades, Inc. ..........................................    8,100     62,883
  Metro-Richeliee, Inc., Class A...........................    2,650     35,215
  National Bank of Canada..................................    2,200     45,391
  Onex Corp. ..............................................    2,900     70,380
                                                                     ----------
                                                                        213,869
                                                                     ----------
 FRANCE - 3.7%
  Cie Financiere de Paribas................................      550     58,559
  Cie Generale des Eaux....................................      800    148,794
                                                                     ----------
                                                                        207,353
                                                                     ----------
 GERMANY - 10.7%
  Bayerische Hypotheken-und Wechsel-Bank AG................    2,600    146,458
  *Bremer Woll-Kaemmerei AG................................      250     21,124
  Gerry Weber International AG.............................    1,150     28,542
  Hoechst AG...............................................    2,950    118,954
  Metro AG.................................................      350     17,373
  Papierwerke Waldhof-Aschaffenburg AG.....................      800    141,885
  Thyssen AG...............................................      550    126,074
                                                                     ----------
                                                                        600,410
                                                                     ----------
 HONG KONG - 5.0%
  CLP Holdings Ltd. .......................................    3,000     14,409
  Hang Lung Development Co. ...............................   56,000     73,023
  Hong Kong Telecommunications Ltd. .......................   68,800    128,797
  Jardine International Motor Holdings Ltd. ...............   20,000     10,587
  Kumagai Gumi Ltd. .......................................   13,000      8,014

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                              SHARES    VALUE+
                                                             -------- ----------
 HONG KONG - CONTINUED
  Lai Sun Garment (International) Ltd.......................   32,000 $   14,047
  Semi-Tech (Global) Ltd. ..................................  136,000     11,940
  Tai Cheung Holdings Ltd...................................   72,000     22,077
                                                                      ----------
                                                                         282,894
                                                                      ----------
 ITALY - 0.6%
  Fiat SpA..................................................    8,800     34,933
                                                                      ----------
 JAPAN - 19.2%
  Aoki International Co., Ltd...............................    3,000     17,141
  Cesar Co..................................................    4,000      7,870
  Chuetsu Pulp & Paper Co., Ltd.............................    6,000     10,262
  Cosmo Oil Co., Ltd........................................   30,000     59,028
  Fuji Heavy Industries Ltd.................................   44,000    197,457
  Hitachi Ltd...............................................   16,000    114,908
  Itochu Fuel Corp..........................................    7,000     23,468
  Kamei.....................................................    4,000     25,064
  Kansai Electric Power Company, Inc........................    9,000    154,609
  Mitsui Wood Systems, Inc..................................    2,000      6,947
  Nichimen Corp.............................................   25,000     32,730
  Nintendo Corp., Ltd. .....................................      500     45,936
  Nippon Metal Industry.....................................    9,000      9,127
  Nissan Motor Co., Ltd. ...................................   36,000    116,331
  Orient Corp. .............................................   29,000     65,620
  Osaka Stadium.............................................    8,000     31,785
  Suntelephone Co., Ltd. ...................................    2,000      4,980
  Tokyo Electric Power Co...................................    8,000    153,474
                                                                      ----------
                                                                       1,076,737
                                                                      ----------
 MALAYSIA - 0.9%
  Perlis Plantations Bhd....................................   34,750     49,241
                                                                      ----------
 NETHERLANDS - 3.6%
  Boskalis Westminster N.V. ................................    3,749     61,468
  DSM N.V. .................................................      200     20,062
  KLM Royal Dutch Air Lines N.V. ...........................    3,109    122,278
                                                                      ----------
                                                                         203,808
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                              SHARES    VALUE+
                                                             -------- ----------
 NORWAY - 2.2%
  *Nera ASA.................................................   15,500 $   60,281
  *Norske Skogindustrier ASA, Class A.......................      800     28,430
  Sparebanken NOR...........................................    1,000     34,599
                                                                      ----------
                                                                         123,310
                                                                      ----------
 SINGAPORE - 3.6%
  Fraser & Neave Ltd. ......................................   12,000     53,856
  Hotel Properties Ltd. ....................................   34,000     17,838
  Singapore Land Ltd. ......................................    8,000     20,733
  Singapore Telecommunications, Ltd. .......................   46,000     79,090
  Wing Tai Holdings, Ltd. ..................................   40,000     32,617
                                                                      ----------
                                                                         204,134
                                                                      ----------
 SWEDEN - 4.2%
  Astra AB, Class B.........................................    2,000     39,807
  SSAB Svenkst Stal AB, Class B.............................    6,000    113,992
  Sparbanken Sverige AB, Class A............................    1,400     43,787
  Telefonaktiebolaget LM Ericsson, Class B..................      400     21,092
  Volvo AB..................................................      600     17,525
                                                                      ----------
                                                                         236,203
                                                                      ----------
 SWITZERLAND - 8.4%
  *Credit Suisse Group (Registered).........................      200     44,003
  Georg Fischer AG (Registered).............................      100     38,669
  Nestle S.A. (Registered)..................................       80    155,210
  Rieter Holdings Ltd. AG...................................      160     96,113
  *Sairgroup................................................       80    104,647
  *Von Roll Holding AG......................................      980     32,342
                                                                      ----------
                                                                         470,984
                                                                      ----------
 UNITED KINGDOM - 22.8%
  Abbey National plc........................................    9,300    174,665
  B.A.T. Industries plc.....................................   11,000    103,756
  Bank of Scotland..........................................   13,400    164,715
  Boots Company plc.........................................    8,500    131,706
  Bristol Water Holding plc.................................    1,100     28,515
  Diageo plc................................................    7,430     88,473
  McBride plc...............................................   28,800     93,923
  Paragon Group Companies plc...............................   10,237     38,264
  Premier Oil plc...........................................  111,200     84,617
  Prudential Corp. plc......................................    6,000     84,992

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                            -------- ----------
 UNITED KINGDOM - CONTINUED
  RJB Mining plc...........................................   11,700 $   24,068
  Siebe plc................................................    4,853    108,432
  Standard Chartered plc...................................   10,000    153,193
                                                                     ----------
                                                                      1,279,319
                                                                     ----------
  TOTAL COMMON STOCKS (Cost $6,067,958).............................  5,556,351
                                                                     ----------

 RIGHTS - 0.0%

                                                             NO. OF
                                                             RIGHTS
                                                            --------
 SWEDEN - 0.0%
  *Mandamus, expiring 5/29/98 (Cost $0)....................... 1,400        --
                                                                     ----------

 WARRANTS - 0.0%

                                                             NO. OF
                                                            WARRANTS
                                                            --------
 HONG KONG - 0.0%
  *Semi-Tech (Global) Ltd. (expiring 7/31/98) (Cost $0)....... 3,400          4
                                                                     ----------

 SHORT-TERM INVESTMENT - 0.4%

                                                              FACE
                                                             AMOUNT
                                                            --------
REPURCHASE AGREEMENT - 0.4%
 Chase Securities, Inc. 5.37%, dated 4/30/98, due 5/1/98, to be repurchased at $21,003, collateralized by $18,310 of
  various U.S.
  Treasury Obligations, 5.50%-14.00% due 5/15/04-11/15/27,
  valued at $21,239 (Cost $21,000).......................... $21,000     21,000
                                                                     ----------
 TOTAL INVESTMENTS - 99.3% (Cost $6,088,958) (a)............          5,577,355
                                                                     ----------
 OTHER ASSETS AND LIABILITIES (NET) - 0.7%..................             38,720
                                                                     ----------
 NET ASSETS - 100%..........................................         $5,616,075
                                                                     ==========

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $6,088,958. At April 30, 1998, net unrealized depreciation for all securities based on tax cost was $511,603. This consisted of aggregate gross unrealized appreciation for all securities of $839,105 and aggregate gross unrealized depreciation for all securities of $1,350,708.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                             % OF      MARKET
INDUSTRY                                                  NET ASSETS   VALUE
--------                                                  ---------- ----------
Automotive...............................................     3.9%   $  218,045
Banks....................................................    17.0       957,491
Beverages, Food & Tobacco................................     7.1       399,368
Building Materials.......................................     2.4       133,021
Chemicals................................................     0.8        45,126
Construction.............................................     6.2       351,225
Consumer Durables........................................     0.8        45,936
Consumer Non-Durables....................................     2.1       116,000
Electronics..............................................     2.2       126,853
Energy...................................................     1.7        94,169
Entertainment & Leisure..................................     0.6        31,784
Financial Services.......................................     8.3       465,671
Holding Company..........................................     6.1       343,273
Industrial...............................................     5.7       318,694
Insurance................................................     1.5        84,992
Iron & Steel.............................................     0.6        32,342
Lodging & Restaurants....................................     0.3        17,838
Metals...................................................     2.2       123,118
Mining...................................................     0.4        24,068
Oil & Gas................................................     3.7       206,601
Paper & Packaging........................................     4.3       243,460
Pharmaceuticals..........................................     2.8       158,761
Real Estate..............................................     1.1        61,221
Repurchase Agreement.....................................     0.4        21,000
Services.................................................     0.6        32,730
Telecommunications.......................................     5.2       294,240
Textiles & Apparel.......................................     1.2        66,806
Transportation...........................................     4.1       226,925
Utilities................................................     6.0       336,597
                                                            -----    ----------
 Total Investments.......................................    99.3%   $5,577,355
Other Assets and Liabilities (Net).......................     0.7        38,720
                                                            -----    ----------
 Net Assets..............................................   100.0%   $5,616,075
                                                            =====    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................ $ 6,088,958
                                                                  ===========
 Investments, at Value........................................... $ 5,577,355
 Foreign Currency, at Value (Cost $20,637).......................      20,665
 Cash............................................................         732
 Interest Receivable.............................................           3
 Dividends Receivable............................................      31,489
 Foreign Withholding Tax Reclaim Receivable......................       9,647
 Receivable for Investments Sold.................................      10,063
 Receivable for Portfolio Shares Sold............................          23
 Receivable from Investment Advisor-Note B.......................      28,201
 Other Assets....................................................         164
                                                                  -----------
  Total Assets...................................................   5,678,342
                                                                  -----------
 LIABILITIES
 Payable for Custodian Fees-Note D...............................      40,676
 Payable for Administrative Fees-Note C..........................       7,673
 Payable for Directors' Fees-Note G..............................         622
 Other Liabilities...............................................      13,296
                                                                  -----------
  Total Liabilities..............................................      62,267
                                                                  -----------
 NET ASSETS...................................................... $ 5,616,075
                                                                  ===========
 NET ASSETS CONSIST OF:
 Paid in Capital................................................. $ 7,331,039
 Undistributed Net Investment Income.............................      15,039
 Accumulated Net Realized Loss...................................  (1,217,870)
 Unrealized Depreciation.........................................    (512,133)
                                                                  -----------
 NET ASSETS...................................................... $ 5,616,075
                                                                  ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)....................................................     474,563
 Net Asset Value, Offering and Redemption Price Per Share........      $11.83
                                                                       ======

The accompanying notes are an integral part of the financial statements.

                                          ACADIAN INTERNATIONAL EQUITY PORTFOLIO
                                                        FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends......................................................... $   127,154
 Interest..........................................................       7,648
 Less Foreign Taxes Withheld.......................................     (10,154)
                                                                    -----------
 Total Income......................................................     124,648
                                                                    -----------
 EXPENSES
 Investment Advisory Fees-Note B...................................      39,456
 Administrative Fees-Note C........................................      48,357
 Custodian Fees-Note D.............................................      13,740
 Printing Fees.....................................................       9,120
 Registration and Filing Fees......................................       7,031
 Legal Fees........................................................         468
 Directors' Fees-Note G............................................       1,295
 Audit Fees........................................................       7,167
 Amortization of Organizational Cost...............................         223
 Account Services Fees-Note F......................................         316
 Other Expenses....................................................       2,084
 Account Service Fees Waived-Note F................................        (316)
 Investment Advisory Fees Waived-Note B............................     (39,456)
 Expenses Assumed by the Adviser-Note B............................     (36,940)
                                                                    -----------
  Net Expenses.....................................................      52,545
                                                                    -----------
 NET INVESTMENT INCOME.............................................      72,103
                                                                    -----------
 NET REALIZED LOSS ON:
  Investments......................................................  (1,122,284)
  Foreign Exchange Transactions....................................     (80,589)
                                                                    -----------
 TOTAL NET REALIZED LOSS ..........................................  (1,202,873)
                                                                    -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments......................................................     544,397
  Foreign Exchange Translations....................................      (2,642)
                                                                    -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........     541,755
                                                                    -----------
 NET LOSS..........................................................    (661,118)
                                                                    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $  (589,015)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 ACADIAN INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED
                                                       APRIL 30,    YEAR ENDED
                                                          1998      OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
 Net Investment Income..............................  $     72,103  $   363,483
 Net Realized Gain (Loss)...........................    (1,202,873)     923,822
 Net Change in Unrealized
  Appreciation/Depreciation.........................       541,755   (1,361,166)
                                                      ------------  -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      (589,015)     (73,861)
                                                      ------------  -----------
DISTRIBUTIONS:
 Net Investment Income..............................      (344,056)    (410,681)
 Net Realized Gain..................................    (1,027,464)    (847,856)
                                                      ------------  -----------
 Total Distributions................................    (1,371,520)  (1,258,537)
                                                      ------------  -----------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.............................................       209,651    4,414,711
 In Lieu of Cash Distributions......................     1,371,521    1,235,841
 Redemption Fees-Note J.............................           --           825
 Redeemed...........................................   (13,735,582)  (1,667,058)
                                                      ------------  -----------
 Net Increase (Decrease) from Capital Share
  Transactions......................................   (12,154,410)   3,984,319
                                                      ------------  -----------
 TOTAL INCREASE (DECREASE)..........................   (14,114,945)   2,651,921
NET ASSETS:
 Beginning of Period................................    19,731,020   17,079,099
                                                      ------------  -----------
 End of Period (including undistributed net
  investment income of $15,039 and $286,992,
  respectively).....................................  $  5,616,075  $19,731,020
                                                      ============  ===========
(1) Shares Issued and Redeemed:
 Shares Issued......................................        18,459      355,447
 In Lieu of Cash Distributions......................       128,419      101,883
 Shares Redeemed....................................    (1,313,045)    (136,493)
                                                      ------------  -----------
                                                        (1,166,167)     320,837
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         SIX MONTHS
                            ENDED                                          MARCH 29,
                          APRIL 30,      YEARS ENDED OCTOBER 31,          1993*** TO
                            1998      ---------------------------------   OCTOBER 31,
                         (UNAUDITED)   1997     1996     1995     1994       1993
                         -----------  -------  -------  ------   ------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $12.03     $12.94   $11.54  $12.37   $11.77     $10.00
                           -------    -------  -------  ------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................      0.07       0.23     0.17   (0.01)   (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss)................      0.57++    (0.19)    1.44   (0.56)    0.95       1.81
                           -------    -------  -------  ------   ------     ------
 Total from Investment
  Operations............      0.64       0.04     1.61   (0.57)    0.91       1.77
                           -------    -------  -------  ------   ------     ------
DISTRIBUTIONS:
 Net Investment Income..     (0.21)     (0.31)     --      --       --         --
 Net Realized Gain......     (0.63)     (0.64)   (0.21)  (0.26)   (0.31)       --
                           -------    -------  -------  ------   ------     ------
 Total Distributions....     (0.84)     (0.95)   (0.21)  (0.26)   (0.31)       --
                           -------    -------  -------  ------   ------     ------
NET ASSET VALUE, END OF
 PERIOD.................    $11.83     $12.03   $12.94  $11.54   $12.37     $11.77
                           =======    =======  =======  ======   ======     ======
TOTAL RETURN+...........      6.04%**    0.25%   14.13% (4.58)%    8.02%     17.70%**
                           =======    =======  =======  ======   ======     ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....   $ 5,616    $19,731  $17,079  $2,475   $2,427     $2,264
Ratio of Expenses to
 Average Net Assets.....      1.00%*     1.00%    1.06%   2.54%    2.50%      2.50%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....      1.37%*     1.87%    1.87%  (0.11)%  (0.38)%    (0.76)%*
Portfolio Turnover
 Rate...................        14%        70%      80%     76%      56%        44%
Average Commission Rate
 #......................   $0.0082    $0.0033  $0.0043     N/A      N/A        N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................      1.46%      0.74%    1.22%   3.54%    1.98%      2.63%*
Ratio of Expenses to
 Average Net
 Assets Including
  Expense Offsets.......      1.00%      1.00%    1.05%   2.50%     N/A        N/A

 *  Annualized
**  Not Annualized
*** Commencement of Operations
+ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods.
++ The amount shown for the six months ended April 30, 1998 for a share out-standing throughout the period does not accord with the aggregate net losses on investments for that period because of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are realized.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign currency transactions, deferred organization costs and in-kind transactions.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss), and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------


  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $48,357 from the Portfolio as Administrator of which $45,200 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Portfolio. The Distributor does not receive any fee or any other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $1,458,626 and sales of $14,517,598 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 85% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

UAM FUNDS                                ACADIAN INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

  At April 30, 1998, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM Funds                                   Acadian International
                                            Equity Portfolio
================================================================================

Officers and Directors

Norton H. Reamer                            William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Nancy J. Dunn                               Karl O. Hartmann
Director                                    Assistant Secretary

Philip D. English                           Gary L. French
Director                                    Treasurer

William A. Humenuk                          Robert R. Flaherty
Director                                    Assistant Treasurer

Charles H. Salisbury, Jr.                   Gordon M. Shone
Director and Executive Vice President       Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================
Investment Adviser
Acadian Asset Management, Inc.
Two International Place
Boston, MA 02110

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                        UAM Funds

                                        Semi-Annual Report


   ---------------------------------
        C & B Balanced Portfolio
   ---------------------------------

                             April 30, 1998



                                                               UAM

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

  The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Balanced Portfolio for the six month period ended April 30, 1998.

  For this period, the Cooke & Bieler Balanced Portfolio underperformed its benchmark index. This Index consists of a blended return of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Index. Over this pe-riod, the Cooke & Bieler Balanced Portfolio appreciated 10.36% versus 14.95% for the benchmark index. Given our "high quality, low risk" approach and given the generous returns for this six month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

  As of April 30, 1998, common stocks represented 57% of the Portfolio, bonds were 40% and cash reserves were 3%.

EQUITY ONLY ANALYSIS

  Our equity investment philosophy and process is designed to produce competi-tive results during rising markets and strong relative results in flat and down periods. During the last six months, the equity only portion of the Cooke & Bieler Balanced Portfolio lagged the S&P 500 Index, but remained competitive in a strong up market.

  The strong fundamental characteristics of the companies held in the equity portion of the Cooke & Bieler Balanced Portfolio should provide this downside protection. These high quality characteristics include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

FIXED INCOME ONLY ANALYSIS

  Cooke & Bieler's fixed income philosophy is designed to produce the same pattern of results as our equity philosophy. The return on the fixed income portion of the Cooke & Bieler Balanced Portfolio mirrored the return on the Lehman Brothers Government/Corporate Index.

                                       Sincerely,

                                       /s/ Peter A. Thompson

                                       Peter A. Thompson

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     DEFINITION OF THE COMPARATIVE INDICES

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or in-ternational governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued in-come.
The Composite Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's typical mix of 60% stock and 40% bonds. The index combines re-turns from the S&P 500 Index and the Lehman Brothers Government/Corporate In-dex.
Comparisons of performance assume reinvestment of dividends.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                             C & B BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 57.3%

                                                           SHARES     VALUE+
                                                         ---------- -----------
 AEROSPACE & DEFENSE - 3.8%
  Boeing Co. ...........................................     11,000 $   550,687
  Raytheon Co., Class B ................................      5,800     328,788
                                                                    -----------
                                                                        879,475
                                                                    -----------
 AUTOMOTIVE - 4.8%
  Dana Corp. ...........................................      6,000     354,750
  Eaton Corp. ..........................................      4,600     424,925
  Genuine Parts Co. ....................................      9,000     324,000
                                                                    -----------
                                                                      1,103,675
                                                                    -----------
 BANKS - 0.9%
  Wachovia Corp. .......................................      2,500     212,344
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 4.9%
  Anheuser-Busch Cos., Inc. ............................      8,400     384,825
  McDonald's Corp. .....................................      3,500     216,562
  UST, Inc. ............................................      9,000     248,063
  Whitman Corp. ........................................     14,500     283,656
                                                                    -----------
                                                                      1,133,106
                                                                    -----------
 CAPITAL EQUIPMENT - 2.2%
  Dover Corp. ..........................................     13,000     513,500
                                                                    -----------
 CHEMICALS - 3.7%
  Eastman Chemical Co. .................................      4,000     275,000
  Hercules, Inc. .......................................      5,000     239,062
  Nalco Chemical Co. ...................................      9,000     357,750
                                                                    -----------
                                                                        871,812
                                                                    -----------
 CONSTRUCTION - 2.9%
  Fluor Corp. ..........................................      3,000     141,750
  Sherwin-Williams Co. .................................     15,000     534,375
                                                                    -----------
                                                                        676,125
                                                                    -----------
 CONSUMER DURABLES - 3.9%
  Corning, Inc. ........................................     10,000     400,000
  Hussmann International, Inc. .........................      8,250     143,344
  Rubbermaid, Inc. .....................................     12,300     352,088
                                                                    -----------
                                                                        895,432
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 CONSUMER NON-DURABLES - 4.5%
  Hasbro, Inc. ..........................................     12,000 $   441,750
  NIKE, Inc., Class B ...................................      9,600     458,400
  Pall Corp. ............................................      8,000     157,000
                                                                     -----------
                                                                       1,057,150
                                                                     -----------
 ELECTRONICS - 4.0%
  AMP, Inc. .............................................      9,000     353,813
  Grainger (W.W.), Inc. .................................      2,700     294,131
  Motorola, Inc. ........................................      5,000     278,125
                                                                     -----------
                                                                         926,069
                                                                     -----------
 ENERGY - 5.9%
  Burlington Resources, Inc. ............................     10,000     470,000
  Exxon Corp. ...........................................      5,000     364,687
  Royal Dutch Petroleum Co. (NY Shares) .................      9,500     537,344
                                                                     -----------
                                                                       1,372,031
                                                                     -----------
 FINANCIAL SERVICES - 7.6%
  EXEL Ltd. .............................................      4,500     336,094
  Marsh & McLennan Cos., Inc. ...........................      6,800     619,650
  MBIA, Inc. ............................................      6,000     447,750
  State Street Corp. ....................................      5,000     357,500
                                                                     -----------
                                                                       1,760,994
                                                                     -----------
 METALS - 0.9%
  Worthington Industries, Inc. ..........................     12,000     215,250
                                                                     -----------
 MULTI-INDUSTRY - 1.6%
  National Service Industries, Inc. .....................      3,000     162,375
  Raychem Corp. .........................................      5,000     200,937
                                                                     -----------
                                                                         363,312
                                                                     -----------
 OFFICE EQUIPMENT - 3.3%
  International Business Machines Corp. .................      3,000     347,625
  Pitney Bowes, Inc. ....................................      4,200     201,600
  Xerox Corp. ...........................................      2,000     227,000
                                                                     -----------
                                                                         776,225
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 PHARMACEUTICALS - 0.8%
  Merck & Co., Inc. ....................................      1,600 $   192,800
                                                                    -----------
 SERVICES - 1.6%
  Service Corp. International ..........................      9,000     371,250
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $9,442,876) ...........................  13,320,550
                                                                    -----------

 CORPORATE OBLIGATIONS - 12.3%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 AEROSPACE & DEFENSE - 2.2%
  Boeing Co. 6.35%, 6/15/03 ............................ $  500,000     507,105
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 4.3%
  Coca Cola Co. 7.875%, 9/15/98 ........................  1,000,000   1,007,720
                                                                    -----------
 CONSUMER NON-DURABLES - 4.7%
  Clorox Co. 8.80%, 7/15/01 ............................  1,000,000   1,079,150
                                                                    -----------
 ENERGY - 1.1%
  Amoco, Canada 7.25%, 12/1/02 .........................    250,000     261,500
                                                                    -----------
  TOTAL CORPORATE OBLIGATIONS (Cost $2,748,420) ...................   2,855,475
                                                                    -----------

 U.S. GOVERNMENT AND AGENCY SECURITIES - 27.0%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.8%
  7.50%, 2/11/02 .......................................  1,500,000   1,581,330
                                                                    -----------
 U.S. TREASURY BONDS - 6.8%
  8.25%, 5/15/05 .......................................    400,000     418,936
  7.50%, 11/15/16 ......................................  1,000,000   1,163,910
                                                                    -----------
                                                                      1,582,846
                                                                    -----------
 U.S. TREASURY NOTES - 13.4%
  7.00%, 4/15/99 .......................................    500,000     506,640
  7.50%, 11/15/01 ......................................  1,000,000   1,057,970
  6.50%, 10/15/06 ......................................    500,000     523,905
  6.125%, 8/15/07 ......................................  1,000,000   1,027,030
                                                                    -----------
                                                                      3,115,545
                                                                    -----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (Cost $5,968,178) ..............................................   6,279,721
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 2.7%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
 REPURCHASE AGREEMENT - 2.7%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $630,094, collateralized
   by $549,306 of various U.S. Treasury Obligations,
   5.50%-14.00% due from 5/15/04-11/15/27, valued at
   $637,160 (Cost $630,000) ............................  $  630,000 $   630,000
                                                                     -----------
  TOTAL INVESTMENTS - 99.3% (Cost $18,789,474)(a) .................   23,085,746
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.7% .......................      169,258
                                                                     -----------
  NET ASSETS - 100% ...............................................  $23,255,004
                                                                     ===========

 +   See Note A to Financial Statements.
(a) The cost for federal income tax and book purposes was $18,789,474. At April 30, 1998, net unrealized appreciation for all securities was $4,296,272. This consisted of aggregate gross unrealized appreciation for all securities of $4,372,759 and aggregate gross unrealized depreciation for all securities of $76,487.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               C & B BALANCED PORTFOLIO
                                            APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

 ASSETS
 Investments, at Cost.....................................     $18,789,474
                                                               ===========
 Investments, at Value....................................     $23,085,746
 Cash.....................................................             787
 Interest Receivable......................................         180,676
 Dividends Receivable.....................................          11,854
 Other Assets.............................................             159
                                                               -----------
  Total Assets............................................      23,279,222
                                                               -----------
 LIABILITIES
 Payable for Investment Advisory Fees--Note B.............           7,356
 Payable for Administrative Fees--Note C..................           7,051
 Payable for Custodian Fees--Note D.......................           2,435
 Payable for Directors' Fees--Note F......................             811
 Other Liabilities........................................           6,565
                                                           --- -----------
  Total Liabilities.......................................          24,218
                                                           --- -----------
 NET ASSETS...............................................     $23,255,004
                                                               ===========
 NET ASSETS CONSIST OF:
 Paid in Capital..........................................     $17,156,440
 Undistributed Net Investment Income......................          67,287
 Accumulated Net Realized Gain............................       1,735,005
 Unrealized Appreciation..................................       4,296,272
                                                               -----------
 NET ASSETS...............................................     $23,255,004
                                                               ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000).................................       1,752,791
 NET ASSET VALUE, Offering and Redemption Price Per
  Share...................................................     $     13.27
                                                               ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B BALANCED PORTFOLIO
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30,1998 (UNAUDITED)
-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

INVESTMENT INCOME
Interest..................................................      $  340,240
Dividends.................................................         120,193
                                                                ----------
 Total Income.............................................         460,433
                                                                ----------
EXPENSES
Investment Advisory
 Fees--Note B.............................................          74,084
Administrative Fees--Note
 C........................................................          46,599
Audit Fees................................................           7,570
Printing Fees.............................................           5,399
Registration and Filing
 Fees.....................................................           5,344
Custodian Fees--Note D....................................           1,384
Directors' Fees--Note F...................................           1,228
Other Expenses............................................           2,919
Investment Advisory Fees
 Waived--Note B...........................................         (25,927)
                                                                ----------
 Net Expenses.............................................         118,600
                                                                ----------
NET INVESTMENT INCOME.....................................         341,833
                                                                ----------
NET REALIZED GAIN ON
 INVESTMENTS..............................................       1,775,274
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........................................         244,256
                                                                ----------
NET GAIN ON INVESTMENTS...................................       2,019,530
                                                                ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............................................      $2,361,363
                                                                ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               C & B BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $   341,833   $   739,022
  Net Realized Gain................................     1,775,274     2,730,755
  Net Change in Unrealized
   Appreciation/Depreciation.......................       244,256       807,467
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................     2,361,363     4,277,244
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income............................      (349,596)     (766,500)
  Net Realized Gain................................    (2,725,232)   (1,921,313)
                                                      -----------   -----------
  Total Distributions..............................    (3,074,828)   (2,687,813)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................       804,197     1,175,046
  In Lieu of Cash Distributions....................     2,996,973     2,546,229
  Redeemed.........................................    (3,898,531)   (3,873,517)
                                                      -----------   -----------
  Net Decrease from Capital Share Transactions.....       (97,361)     (152,242)
                                                      -----------   -----------
  Total Increase (Decrease)........................      (810,826)    1,437,189
 Net Assets:
  Beginning of Period..............................    24,065,830    22,628,641
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $67,287 and $75,050,
   respectively)...................................   $23,255,004   $24,065,830
                                                      ===========   ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued....................................        63,018        90,365
  In Lieu of Cash Distributions....................       241,229       209,198
  Shares Redeemed..................................      (301,382)     (297,984)
                                                      -----------   -----------
                                                            2,865         1,579
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               C & B BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS
                             ENDED               YEARS ENDED OCTOBER 31,
                         APRIL 30, 1998  -----------------------------------------------
                          (UNAUDITED)     1997      1996      1995      1994      1993
                         --------------  -------   -------   -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 13.75      $ 12.94   $ 13.13   $ 11.86   $ 12.68   $ 12.57
                            -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..       0.20         0.42      0.45      0.52      0.48      0.45
 Net Realized and
  Unrealized Gain
  (Loss)................       1.09         1.98      1.29      1.51     (0.39)     0.40
                            -------      -------   -------   -------   -------   -------
 Total From Investment
  Operations............       1.29         2.40      1.74      2.03      0.09      0.85
                            -------      -------   -------   -------   -------   -------
DISTRIBUTIONS:
 Net Investment Income..      (0.20)       (0.44)    (0.45)    (0.52)    (0.47)    (0.44)
 Net Realized Gain......      (1.57)       (1.15)    (1.48)    (0.24)    (0.44)    (0.30)
                            -------      -------   -------   -------   -------   -------
 Total Distributions....      (1.77)       (1.59)    (1.93)    (0.76)    (0.91)    (0.74)
                            -------      -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 13.27      $ 13.75   $ 12.94   $ 13.13   $ 11.86   $ 12.68
                            =======      =======   =======   =======   =======   =======
TOTAL RETURN............      10.36%**+    20.39%+   14.70%+   17.83%+    0.74%+    7.01%
                            =======      =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....    $23,255      $24,066   $22,629   $24,146   $32,077   $42,974
Ratio of Expenses to
 Average Net Assets.....       1.00%*       1.00%     1.00%     1.00%     1.00%     0.90%
Ratio of Net Investment
 Income to Average Net
 Assets.................       2.88%*       3.20%     3.51%     3.80%     3.84%     3.65%
Portfolio Turnover
 Rate...................         10%          35%       21%       22%       24%       22%
Average Commission
 Rate #.................    $0.0511      $0.0510   $0.0511       N/A       N/A       N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................       0.22%*       0.24%     0.29%     0.03%     0.01%      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.00%*       1.00%     1.00%     1.00%      N/A       N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Bal-anced Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diver-sified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed equity securities are valued at the current bid prices. Fixed in-come securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transac-tions in fixed income securities, quotations from dealers, market transac-tions in comparable securities and various relationships between securi-ties in determining value. Short-term investments that have remaining ma-turities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and secu-rities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

  the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

  assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.625% of av-erage daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of aver-age daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $46,599 from the Portfolio as Administrator of which $39,487 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio.

UAM FUNDS                                              C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  G. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfo-lio made purchases of $2,193,350 and sales of $4,853,216 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases of long-term U.S. Government securities. Sales of long-term U.S. Government securities were $507,500.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  I. OTHER: At April 30, 1998, 58% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares out-standing.

UAM Funds                               C & B Balanced Portfolio

-------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary

Nancy J. Dunn                           Karl O. Hartmann
Director                                Assistant Secretary

Philip D. English                       Gary L.French
Director                                Treasurer

William A. Humenuk                      Robert R. Flaherty
Director                                Assistant Treasurer

Charles H. Salisbury, Jr.               Gordon M. Shone
Director and Executive Vice President   Assistant Treasurer

Peter M. Whitman, Jr.
Director

---------------------------------------------------------------------

Investment Advisor
Cooke & Bieler, Inc.
1700 Market Street
Philadelphia, PA 19103

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 10245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496
                                           ------------------------------------
Independent Accountants                    This report has been prepared for
Price Waterhouse LLP                       shareholders and may be distributed
160 Federal Street                         to others only if preceded or
Boston, MA 02110                           accompanied by a current prospectus.
                                           ------------------------------------
Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   UAM Funds

                                                   Semi-Annual Report


-------------------------------
     C & B Equity Portfolio
-------------------------------
                                April 30, 1998












                                                   UAM

UAM FUNDS                                                C & B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

  The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Equity Portfolio for the six month period ended April 30, 1998.

  For this period, the Cooke & Bieler Equity Portfolio underperformed its benchmark index, the S&P 500 Index. Over this period, the Cooke & Bieler Eq-uity Portfolio rose 14.79% versus 22.50% for the S&P 500. Given Cooke & Bieler's "high quality, low risk" approach and given the generous returns for this six month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

  As of April 30, 1998, common stocks represented 94% of the Portfolio, while cash reserves represented 6%.

  Cooke & Bieler continues to employ an investment process designed to produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of the companies held in the Cooke & Bieler Equity Portfolio should provide this downside pro-tection. These high quality characteristics, as compared to the S&P 500, in-clude (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consis-tent growth in earnings and dividends, and (4) use of excess cash flow to re-purchase stock.

                                       Sincerely,

                                       /s/ Peter A. Thompson

                                       Peter A. Thompson

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. The in-vestment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their origi-nal cost.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.
Comparisons of performance assume reinvestment of dividends.
Please note than one cannot invest in an unmanaged index.

UAM FUNDS                                      C & B EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.4%

                                                          SHARES      VALUE+
                                                        ---------- ------------
 AEROSPACE & DEFENSE - 6.1%
  Boeing Co............................................    127,000 $  6,357,938
  Raytheon Co., Class B................................     68,780    3,898,966
                                                                   ------------
                                                                     10,256,904
                                                                   ------------
 AUTOMOTIVE - 7.8%
  Dana Corp............................................     66,985    3,960,488
  Eaton Corp. .........................................     55,855    5,159,606
  Genuine Parts Co.....................................    107,660    3,875,760
                                                                   ------------
                                                                     12,995,854
                                                                   ------------
 BANKS - 1.5%
  Wachovia Corp........................................     29,905    2,540,056
                                                                   ------------
 BEVERAGES, FOOD & TOBACCO - 7.8%
  Anheuser-Busch Cos., Inc.............................     90,710    4,155,652
  McDonald's Corp......................................     41,965    2,596,584
  UST, Inc. ...........................................    104,965    2,893,098
  Whitman Corp. .......................................    175,440    3,432,045
                                                                   ------------
                                                                     13,077,379
                                                                   ------------
 CAPITAL EQUIPMENT - 3.5%
  Dover Corp...........................................    149,520    5,906,040
                                                                   ------------
 CHEMICALS - 5.8%
  Eastman Chemical Co..................................     47,350    3,255,312
  Hercules, Inc........................................     46,850    2,240,016
  Nalco Chemical Co. ..................................    106,700    4,241,325
                                                                   ------------
                                                                      9,736,653
                                                                   ------------
 CONSTRUCTION - 5.9%
  Fluor Corp...........................................     70,075    3,311,044
  Sherwin-Williams Co..................................    186,305    6,637,115
                                                                   ------------
                                                                      9,948,159
                                                                   ------------
 CONSUMER DURABLES - 5.8%
  Corning, Inc. .......................................    112,465    4,498,600
  Hussmann International, Inc..........................     87,720    1,524,135
  Rubbermaid, Inc......................................    130,580    3,737,852
                                                                   ------------
                                                                      9,760,587
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      C & B EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                        ---------- ------------
 CONSUMER NON-DURABLES - 7.8%
  Hasbro, Inc..........................................    143,540 $  5,284,066
  NIKE, Inc., Class B..................................    118,620    5,664,105
  Pall Corp............................................    106,860    2,097,128
                                                                   ------------
                                                                     13,045,299
                                                                   ------------
 ELECTRONICS - 6.0%
  AMP, Inc.............................................    100,680    3,957,982
  Grainger (W.W.), Inc.................................     27,910    3,040,446
  Motorola, Inc. ......................................     54,791    3,047,749
                                                                   ------------
                                                                     10,046,177
                                                                   ------------
 ENERGY - 9.9%
  Burlington Resources, Inc............................    110,150    5,177,050
  Exxon Corp...........................................     68,000    4,959,750
  Royal Dutch Petroleum Co. (NY Shares)................    114,635    6,484,042
                                                                   ------------
                                                                     16,620,842
                                                                   ------------
 FINANCIAL SERVICES - 12.6%
  EXEL Ltd.............................................     51,835    3,871,427
  Marsh & McLennan Cos., Inc. .........................     81,740    7,448,557
  MBIA, Inc............................................     71,770    5,355,836
  State Street Corp. ..................................     60,805    4,347,558
                                                                   ------------
                                                                     21,023,378
                                                                   ------------
 METALS - 1.7%
  Worthington Industries, Inc..........................    155,253    2,784,851
                                                                   ------------
 MULTI-INDUSTRY - 2.5%
  National Service Industries, Inc. ...................     28,610    1,548,516
  Raychem Corp. .......................................     65,990    2,651,973
                                                                   ------------
                                                                      4,200,489
                                                                   ------------
 OFFICE EQUIPMENT - 5.4%
  International Business Machines Corp. ...............     31,875    3,693,516
  Pitney Bowes, Inc. ..................................     49,840    2,392,320
  Xerox Corp. .........................................     25,520    2,896,520
                                                                   ------------
                                                                      8,982,356
                                                                   ------------
 PAPER & PACKAGING - 0.4%
  Sonoco Products Co...................................     17,945      721,165
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      C & B EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                         SHARES      VALUE+
                                                       ---------- ------------
 PHARMACEUTICALS - 1.2%
  Merck & Co., Inc....................................     16,945 $  2,041,872
                                                                  ------------
 SERVICES - 2.7%
  Service Corp. International.........................    110,450    4,556,063
                                                                  ------------
  TOTAL COMMON STOCKS (Cost $114,761,505)........................  158,244,124
                                                                  ------------

 SHORT-TERM INVESTMENT - 5.6%
                                                          FACE
                                                         AMOUNT
                                                       ----------
 REPURCHASE AGREEMENT - 5.6%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $9,382,399,
   collateralized by $8,179,427 of various U.S.
   Treasury Obligations, 5.50%-14.00% due from
   5/15/04-11/25/27, valued at $9,487,609 (Cost
   $9,381,000)........................................ $9,381,000    9,381,000
                                                                  ------------
  TOTAL INVESTMENTS - 100% (Cost $124,142,505)(a)................  167,625,124
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%......................      (79,970)
                                                                  ------------
  NET ASSETS - 100%.............................................. $167,545,154
                                                                  ============

  + See Note A to Financial Statements.
(a) The cost for federal income tax and book purposes was $124,142,505. At April 30, 1998, net unrealized appreciation for all securities was $43,482,619. This consisted of aggregate gross unrealized appreciation for all securities of $44,775,916 and aggregate gross unrealized depreciation for all securities of $1,293,297.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      C & B EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

 ASSETS
 Investments, at Cost............................................ $124,142,505
                                                                  ============
 Investments, at Value........................................... $167,625,124
 Cash............................................................          175
 Dividends Receivable............................................      141,606
 Receivable for Portfolio Shares Sold............................        2,442
 Interest Receivable.............................................        1,400
 Other Assets....................................................        1,141
                                                                  ------------
  Total Assets...................................................  167,771,888
                                                                  ------------
 LIABILITIES
 Payable for Portfolio Shares Redeemed...........................      100,000
 Payable for Investment Advisory Fees--Note B....................       86,511
 Payable for Administrative Fees--Note C.........................       16,760
 Payable for Custodian Fees--Note D..............................       11,798
 Payable for Directors' Fees--Note F.............................        1,224
 Other Liabilities...............................................       10,441
                                                                  ------------
  Total Liabilities..............................................      226,734
                                                                  ------------
 NET ASSETS...................................................... $167,545,154
                                                                  ============
 NET ASSETS CONSIST OF:
 Paid in Capital................................................. $111,618,789
 Undistributed Net Investment Income.............................      225,682
 Accumulated Net Realized Gain...................................   12,218,064
 Unrealized Appreciation.........................................   43,482,619
                                                                  ------------
 NET ASSETS...................................................... $167,545,154
                                                                  ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
   25,000,000)...................................................   11,368,821
 NET ASSET VALUE, Offering and Redemption Price Per Share........ $      14.74
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   C & B EQUITY PORTFOLIO
                                            FOR THE SIX MONTHS ENDED
                                            APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

 INVESTMENT INCOME
 Dividends........................................................  $1,292,935
 Interest.........................................................     235,288
                                                                   -----------
  Total Income....................................................   1,528,223
                                                                   -----------
 EXPENSES
 Investment Advisory Fees--Note B.................................     488,634
 Administration Fees--Note C......................................     104,135
 Custodian Fees--Note D...........................................       7,839
 Directors' Fees--Note F..........................................       1,784
 Other Expenses...................................................      35,413
                                                                   -----------
  Net Expenses Before Expense Offset..............................     637,805
 Expense Offset--Note A...........................................      (1,453)
                                                                   -----------
  Net Expenses After Expense Offset...............................     636,352
                                                                   -----------
 NET INVESTMENT INCOME............................................     891,871
                                                                   -----------
 NET REALIZED GAIN ON INVESTMENTS.................................  12,258,906
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS.....................................................   8,649,274
                                                                   -----------
 NET GAIN ON INVESTMENTS..........................................  20,908,180
                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $21,800,051
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 C & B EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    891,871  $  2,080,728
  Net Realized Gain...............................     12,258,906    35,177,992
  Net Change in Unrealized
   Appreciation/Depreciation......................      8,649,274       242,155
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................     21,800,051    37,500,875
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................       (883,504)   (2,213,453)
  Net Realized Gain...............................    (34,953,376)  (39,513,464)
                                                     ------------  ------------
  Total Distributions.............................    (35,836,880)  (41,726,917)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................      6,456,618    25,737,881
  In Lieu of Cash Distributions...................     34,975,129    35,929,474
  Redeemed........................................     (9,698,082)  (76,637,337)
                                                     ------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions...................................     31,733,665   (14,969,982)
                                                     ------------  ------------
  Total Increase (Decrease).......................     17,696,836   (19,196,024)
 Net Assets:
  Beginning of Period.............................    149,848,318   169,044,342
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $225,682 and $217,315,
   respectively)..................................   $167,545,154  $149,848,318
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................        442,066     1,709,189
  In Lieu of Cash Distributions...................      2,646,554     2,681,613
  Shares Redeemed.................................       (689,151)   (4,870,660)
                                                     ------------  ------------
                                                        2,399,469      (479,858)
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 C & B EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS
                             ENDED                YEARS ENDED OCTOBER 31,
                         APRIL 30, 1998 ------------------------------------------------
                          (UNAUDITED)     1997      1996      1995      1994      1993
                         -------------- --------  --------  --------  --------  --------
NET ASSET VALUE,
  BEGINNING OF PERIOD...    $  16.71    $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
                            --------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net Investment Income..        0.09        0.25      0.36      0.34      0.31      0.28
 Net Realized and
  Unrealized Gain.......        1.91        3.82      2.94      2.55      0.28      0.24
                            --------    --------  --------  --------  --------  --------
 Total From Investment
  Operations............        2.00        4.07      3.30      2.89      0.59      0.52
                            --------    --------  --------  --------  --------  --------
DISTRIBUTIONS:
 Net Investment Income..       (0.09)      (0.26)    (0.35)    (0.34)    (0.30)    (0.26)
 Net Realized Gain......       (3.88)      (4.99)    (0.74)      --      (0.18)    (0.49)
 In Excess of Net
  Realized Gain.........         --          --        --        --      (0.04)      --
                            --------    --------  --------  --------  --------  --------
 Total Distributions....       (3.97)      (5.25)    (1.09)    (0.34)    (0.52)    (0.75)
                            --------    --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD................    $  14.74    $  16.71  $  17.89  $  15.68  $  13.13  $  13.06
                            ========    ========  ========  ========  ========  ========
TOTAL RETURN............       14.79%**    30.43%    21.99%    22.28%     4.67%     4.05%
                            ========    ========  ========  ========  ========  ========
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (Thousands)....    $167,545    $149,848  $169,044  $245,813  $208,937  $209,153
Ratio of Expenses to
  Average Net Assets....        0.82%*      0.83%     0.81%     0.79%     0.82%     0.82%
Ratio of Net Investment
  Income to Average Net
  Assets................        1.14%*      1.47%     1.92%     2.35%     2.39%     2.28%
Portfolio Turnover
  Rate..................          16%         55%       29%       42%       46%       21%
Average Commission
  Rate # ...............    $ 0.0515    $ 0.0509  $ 0.0508       N/A       N/A       N/A
Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............        0.81%*      0.83%     0.80%     0.78%      N/A       N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                C & B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the re-maining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued at the current bid prices. Short-term invest-ments that have remaining maturities of sixty days or less at time of pur-chase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods deter-mined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to

UAM FUNDS                                                C & B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  liquidate the collateral and apply the proceeds in satisfaction of the ob-ligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.625% of av-erage daily net assets for the month. The Adviser has voluntarily agreed to waive a

UAM FUNDS                                                C & B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of aver-age daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $104,135 from the portfolio as Administrator of which $72,862 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

UAM FUNDS                                                C & B EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  G. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfo-lio made purchases of $24,401,179 and sales of $32,401,680 of investment secu-rities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating Portfolio based on its average daily un-used portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  I. IN-KIND TRANSACTION: For the six monthes ended April 30, 1998, the Port-folio realized gains from in-kind redemptions of $190,448.

  J. OTHER: At April 30, 1998, 25% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares out-standing.

UAM Funds                                           C & B Equity Portfolio

================================================================================

Officers and Directors

Norton H. Reamer                                    William H. Park
Director, President and Chairman                    Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Director                                            Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Director                                            Assistant Secretary

Philip D. English                                   Gary L. French
Director                                            Treasurer

William A. Humenuk                                  Robert R. Flaherty
Director                                            Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Director and Executive Vice President               Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Cooke & Bieler, Inc.
1700 Market Street
Philadelphia, PA 19103

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   UAM Funds

                                                   Semi-Annual Report


-------------------------------
     C & B Equity Portfolio
     for Taxable Investors
-------------------------------
                                April 30, 1998












                                                   UAM

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS
-------------------------------------------------------------------------------

Dear Shareholder:

  The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Equity Portfolio for Tax-able Investors for the six month period ended April 30, 1998.

  For this period, the Cooke & Bieler Equity Portfolio for Taxable Investors underperformed its benchmark index, the S&P 500 Index. Over this period, the Cooke & Bieler Equity Portfolio for Taxable Investors increased by 14.88% ver-sus 22.50% for the S&P 500. Given Cooke & Bieler's "high quality, low risk" approach, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

  As of April 30, 1998, common stocks represented 94% of the Portfolio, while cash reserves represented 6%.

  Cooke & Bieler continues to employ an investment process designed to produce above average, after tax, long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of companies held in the Cooke & Bieler Equity Portfolio for Taxable Investors should provide this downside protection. These high quality characteristics, as compared to the S&P 500, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

                                       Sincerely,

                                       /s/ Peter A. Thompson

                                       Peter A. Thompson

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.
Comparisons of performance assume reinvestment of dividends.
Please note than one cannot invest in an unmanaged index.

UAM FUNDS                                             C & B EQUITY PORTFOLIO FOR
                                                      TAXABLE INVESTORS
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 93.9%

                                                               SHARES   VALUE+
                                                               ------ ----------
 AEROSPACE & DEFENSE - 5.6%
  Boeing Co. ................................................. 1,900  $   95,119
  Raytheon Co., Class B.......................................   800      45,350
                                                                      ----------
                                                                         140,469
                                                                      ----------
 AUTOMOTIVE - 4.7%
  Dana Corp. .................................................   600      35,475
  Eaton Corp. ................................................   300      27,712
  Genuine Parts Co. ..........................................   600      21,600
  Snap-On, Inc. ..............................................   800      33,850
                                                                      ----------
                                                                         118,637
                                                                      ----------
 BEVERAGES, FOOD & TOBACCO - 9.3%
  Anheuser-Busch Cos., Inc. .................................. 1,500      68,719
  McDonald's Corp. ...........................................   900      55,687
  UST, Inc. .................................................. 2,300      63,394
  Whitman Corp. .............................................. 2,400      46,950
                                                                      ----------
                                                                         234,750
                                                                      ----------
 CAPITAL EQUIPMENT - 0.9%
  Dover Corp. ................................................   600      23,700
                                                                      ----------
 CHEMICALS - 5.8%
  Eastman Chemical Co. .......................................   600      41,250
  Hercules, Inc. ............................................. 1,400      66,937
  Nalco Chemical Co. ......................................... 1,000      39,750
                                                                      ----------
                                                                         147,937
                                                                      ----------
 CONSTRUCTION - 4.2%
  Sherwin-Williams Co. ....................................... 3,000     106,875
                                                                      ----------
 CONSUMER DURABLES - 6.3%
  Corning, Inc. .............................................. 2,500     100,000
  Hussmann International, Inc. ...............................   950      16,506
  Rubbermaid, Inc. ........................................... 1,500      42,937
                                                                      ----------
                                                                         159,443
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B EQUITY PORTFOLIO FOR
                                                      TAXABLE INVESTORS
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                               SHARES   VALUE+
                                                               ------ ----------
 CONSUMER NON-DURABLES - 5.6%
  Hasbro, Inc. ............................................... 1,000  $   36,813
  NIKE, Inc., Class B......................................... 2,200     105,050
                                                                      ----------
                                                                         141,863
                                                                      ----------
 ELECTRONICS - 8.9%
  AMP, Inc. .................................................. 1,800      70,763
  Grainger (W.W.), Inc. ......................................   800      87,150
  Motorola, Inc. ............................................. 1,200      66,750
                                                                      ----------
                                                                         224,663
                                                                      ----------
 ENERGY - 11.8%
  Burlington Resources, Inc. ................................. 2,100      98,700
  Exxon Corp. ................................................ 1,400     102,113
  Royal Dutch Petroleum Co. (NY Shares)....................... 1,700      96,156
                                                                      ----------
                                                                         296,969
                                                                      ----------
 FINANCIAL SERVICES - 9.8%
  EXEL Ltd. .................................................. 1,000      74,688
  Marsh & McLennan Cos., Inc. ................................ 1,100     100,237
  MBIA, Inc. .................................................   600      44,775
  State Street Corp. .........................................   400      28,600
                                                                      ----------
                                                                         248,300
                                                                      ----------
 METALS - 1.8%
  Worthington Industries, Inc. ............................... 2,500      44,844
                                                                      ----------
 MULTI-INDUSTRY - 4.5%
  National Service Industries, Inc. ..........................   600      32,475
  Raychem Corp. .............................................. 2,000      80,376
                                                                      ----------
                                                                         112,851
                                                                      ----------
 OFFICE EQUIPMENT - 8.0%
  International Business Machines Corp. ......................   800      92,700
  Pitney Bowes, Inc. .........................................   600      28,800
  Xerox Corp. ................................................   700      79,450
                                                                      ----------
                                                                         200,950
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B EQUITY PORTFOLIO FOR
                                                      TAXABLE INVESTORS
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                           SHARES    VALUE+
                                                          -------- ----------
 PHARMACEUTICALS - 3.5%
  Bristol-Myers Squibb Co. ..............................      200 $   21,175
  Merck & Co., Inc. .....................................      300     36,150
  Schering-Plough Corp. .................................      400     32,050
                                                                   ----------
                                                                       89,375
                                                                   ----------
 SERVICES - 3.2%
  Service Corp. International............................    1,500     61,875
  Sysco Corp. ...........................................      800     19,050
                                                                   ----------
                                                                       80,925
                                                                   ----------
  TOTAL COMMON STOCKS (Cost $2,012,394)...........................  2,372,551
                                                                   ----------
 SHORT-TERM INVESTMENT - 8.5%
                                                            FACE
                                                           AMOUNT
                                                          --------
 REPURCHASE AGREEMENT - 8.5%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $216,032, collateralized
   by $188,333 of various U.S. Treasury Obligations,
   5.50%-14.00% due from 5/15/04-11/25/27, valued at
   $218,455 (Cost $216,000).............................. $216,000    216,000
                                                                   ----------
  TOTAL INVESTMENTS - 102.4% (Cost $2,228,394)(a).................  2,588,551
                                                                   ----------
  OTHER ASSETS AND LIABILITIES (NET) -- (2.4%)....................    (61,619)
                                                                   ----------
  NET ASSETS - 100%............................................... $2,526,932
                                                                   ==========

 +
 See Note A to Financial Statements.
(a)
 The cost for federal income tax purposes was $2,228,394. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $360,157. This consisted of aggregate gross unrealized appreciation for all securities of $376,149 and aggregate gross unrealized depreciation for all securities of $15,992.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B EQUITY PORTFOLIO FOR
                                                      TAXABLE INVESTORS
                                                      APRIL 30,1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost.........................................     $2,228,394
                                                                   ==========
 Investments, at Value........................................     $2,588,551
 Cash.........................................................            894
 Receivable due from Investment Adviser--Note B...............          7,329
 Dividends Receivable.........................................          1,726
 Interest Receivable..........................................             32
 Other Assets.................................................              6
                                                                   ----------
  Total Assets................................................      2,598,538
                                                                   ----------
 LIABILITIES
 Payable for Investments Purchased............................         40,050
 Payable for Administrative Fees--Note C......................          5,606
 Payable for Directors' Fees--Note F..........................            587
 Payable for Custodian Fees--Note D...........................            399
 Other Liabilities............................................         24,964
                                                                   ----------
  Total Liabilities...........................................         71,606
                                                                   ----------
 NET ASSETS...................................................     $2,526,932
                                                                   ==========
 NET ASSETS CONSIST OF:
 Paid in Capital..............................................     $2,185,698
 Undistributed Net Investment Income..........................          1,776
 Accumulated Net Realized Loss................................        (20,699)
 Unrealized Appreciation......................................        360,157
                                                                   ----------
 NET ASSETS...................................................     $2,526,932
                                                                   ==========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).................................................        193,115
 NET ASSET VALUE, Offering and Redemption Price Per Share.....     $    13.09
                                                                   ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     C & B EQUITY PORTFOLIO FOR
                                              TAXABLE INVESTORS
                                              FOR THE SIX MONTHS ENDED APRIL 30,
                                              1998 (UNAUDITED)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividends............................................................. $ 14,409
Interest..............................................................    4,664
                                                                       --------
 Total Income.........................................................   19,073
                                                                       --------
EXPENSES
Investment Advisory Fees--Note B......................................    5,822
Administrative Fees--Note C...........................................   27,949
Registration and Filing Fees..........................................   13,299
Printing Fees.........................................................    6,622
Audit Fees............................................................    3,146
Directors' Fees--Note F...............................................    1,198
Custodian Fees--Note D................................................      362
Other Expenses........................................................      868
Investment Advisory Fees Waived--Note B...............................   (5,822)
Expenses Assumed by the Adviser--Note B...............................  (44,121)
                                                                       --------
 Net Expenses.........................................................    9,323
                                                                       --------
NET INVESTMENT INCOME.................................................    9,750
                                                                       --------
NET REALIZED LOSS ON INVESTMENTS......................................  (13,879)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS.....  282,814
                                                                       --------
NET GAIN ON INVESTMENTS...............................................  268,935
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $278,685
                                                                       ========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             C & B EQUITY PORTFOLIO FOR
                                                      TAXABLE INVESTORS

--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS   FEBRUARY 12,
                                                         ENDED        1997* TO
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)       1997
                                                     -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................    $    9,750     $  7,562
  Net Realized Loss................................       (13,879)      (6,820)
  Net Change in Unrealized
   Appreciation/Depreciation.......................       282,814       77,343
                                                       ----------     --------
  Net Increase in Net Assets Resulting from
   Operations......................................       278,685       78,085
                                                       ----------     --------
 DISTRIBUTIONS:
  Net Investment Income............................        (9,217)      (6,319)
                                                       ----------     --------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................     1,276,081      934,577
  In Lieu of Cash Distributions....................         6,052        3,375
  Redeemed.........................................       (17,861)     (16,526)
                                                       ----------     --------
  Net Increase from Capital Share Transactions.....     1,264,272      921,426
                                                       ----------     --------
  Total Increase...................................     1,533,740      993,192
 Net Assets:
  Beginning of Period..............................       993,192          --
                                                       ----------     --------
  End of Period (including undistributed net
   investment income of $1,776 and $1,243,
   respectively)...................................    $2,526,932     $993,192
                                                       ==========     ========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued....................................       107,278       88,006
  In Lieu of Cash Distributions....................           472          301
  Shares Redeemed..................................        (1,348)      (1,594)
                                                       ----------     --------
                                                          106,402       86,713
                                                       ==========     ========

* Commencement of Operations


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   SIX MONTHS    FEBRUARY 12,
                                                     ENDED       1997*** TO,
                                                 APRIL 30, 1998  OCTOBER 31,
                                                  (UNAUDITED)        1997
                                                 --------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 11.45        $ 10.00
                                                    -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income..........................       0.06           0.11
 Net Realized and Unrealized Gain...............       1.65           1.44
                                                    -------        -------
 Total From Investment Operations...............       1.71           1.55
                                                    -------        -------
DISTRIBUTIONS:
 Net Investment Income..........................      (0.07)         (0.10)
                                                    -------        -------
NET ASSET VALUE, END OF PERIOD..................    $ 13.09        $ 11.45
                                                    =======        =======
TOTAL RETURN....................................      14.88%+**      15.54%+**
                                                    =======        =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........    $ 2,527        $   993
Ratio of Expenses to Average Net Assets.........       1.00%*         1.00%*
Ratio of Net Investment Income to Average Net
 Assets.........................................       1.05%*         1.57%*
Portfolio Turnover Rate.........................          7%             3%
Average Commission Rate.........................    $0.0504        $0.0502
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by the Adviser to Average Net Assets...       5.36%*        17.45%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets......................       1.00%*         1.00%*

 * Annualized
 ** Not Annualized
*** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and as-sumed during the periods indicated.






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS

-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The ob-jective of the Portfolio is to provide maximum long-term, after tax total re-turn consistent with minimizing risk to principal by investing in common stocks of companies which have a consistency and predictability in their earn-ings growth.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued at the current bid prices. Short-term invest-ments that have remaining maturities of sixty days or less at time of pur-chase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods deter-mined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    At April 30, 1998 the Portfolio had available a capital loss carryover for Federal income tax purposes of $6,641 which will expire on October 31, 2005.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS
-------------------------------------------------------------------------------

  the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the col-lateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS
-------------------------------------------------------------------------------


  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.625% of av-erage daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of aver-age daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $27,949 from the Portfolio as Administrator of which $27,576 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

UAM FUNDS                                            C & B EQUITY PORTFOLIO FOR
                                                     TAXABLE INVESTORS
-------------------------------------------------------------------------------

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  G. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfo-lio made purchases of $1,229,255 and sales of $123,238 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At April 30, 1998, 48% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares out-standing.

  The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio, at April 30, 1998 there were no redemption fees.

UAM Funds                                           C & B Equity Portfolio for
                                                    Taxable Investors
================================================================================
Officers and Directors

Norton H. Reamer                                    William H. Park
Director, President and Chairman                    Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Director                                            Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Director                                            Assistant Secretary

Philip D. English                                   Gary L. French
Director                                            Treasurer

William A. Humenuk                                  Robert R. Flaherty
Director                                            Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Director and Executive Vice President               Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Cooke & Bieler, Inc.
1700 Market Street
Philadelphia, PA 19103

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                   UAM Funds

                                                   Semi-Annual Report


-------------------------------
     C & B Mid Cap Equity
          Portfolio
-------------------------------
                                April 30, 1998












                                                   UAM

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

  The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Mid Cap Equity Portfolio for the interim period from February 18, 1998 (inception) to April 30, 1998.

  For this interim period, the Cooke & Bieler Mid Cap Equity Portfolio slightly underperformed its benchmark index, the S&P 500 Index. Over this shortened, initial period, the Cooke & Bieler Mid Cap Equity Portfolio in-creased by 6.30% versus 6.42% for the S&P 500. Given Cooke & Bieler's "high quality, low risk" approach and given the generous returns for this six month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

  As of April 30, 1998, common stocks represented 96% of the Portfolio, while cash reserves represented 4%.

  Cooke & Bieler continues to employ an investment process designed to produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of the companies held in the Cooke & Bieler Mid Cap Equity Portfolio should provide this downside protection. These high quality characteristics, as compared to the S&P 500, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital,
(3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

                                       Sincerely,

                                       /s/ Peter A. Thompson

                                       Peter A. Thompson

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.
Comparisons of performance assume reinvestment of dividends.
Please note than one cannot invest in an unmanaged index.

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.9%
                                                                SHARES  VALUE+
                                                                ------ --------
 AUTOMOTIVE - 3.9%
  Snap-On, Inc. ...............................................   900  $ 38,081
                                                                       --------
 BEVERAGES, FOOD & TOBACCO - 6.1%
  IBP, Inc. ................................................... 1,350    27,844
  Whitman Corp. ............................................... 1,600    31,300
                                                                       --------
                                                                         59,144
                                                                       --------
 CHEMICALS - 11.7%
  Eastman Chemical Co. ........................................   575    39,531
  Hercules, Inc. ..............................................   725    34,664
  Nalco Chemical Co. .......................................... 1,000    39,750
                                                                       --------
                                                                        113,945
                                                                       --------
 CONSUMER DURABLES - 7.2%
  Hussmann International, Inc. ................................ 1,800    31,275
  Rubbermaid, Inc. ............................................ 1,375    39,359
                                                                       --------
                                                                         70,634
                                                                       --------
 CONSUMER NON-DURABLES - 7.3%
  Hasbro, Inc. ................................................   850    31,291
  Millipore Corp. ............................................. 1,150    39,675
                                                                       --------
                                                                         70,966
                                                                       --------
 ELECTRONICS - 10.8%
  Grainger (W.W.), Inc. .......................................   275    29,958
  Molex, Inc., Class A......................................... 1,450    38,969
  *Vishay Intertechnology, Inc. ............................... 2,000    36,625
                                                                       --------
                                                                        105,552
                                                                       --------
 ENERGY - 3.1%
  Burlington Resources, Inc. ..................................   650    30,550
                                                                       --------
 ENTERTAINMENT & LEISURE - 4.1%
  Brunswick Corp. ............................................. 1,250    40,625
                                                                       --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                                SHARES  VALUE+
                                                                ------ --------
 FINANCE - 6.2%
  Ambac Financial Group, Inc. .................................   600  $ 34,013
  Mid Ocean Ltd. ..............................................   350    26,381
                                                                       --------
                                                                         60,394
                                                                       --------
 METALS - 4.0%
  Worthington Industries, Inc. ................................ 2,175    39,082
                                                                       --------
 MULTI-INDUSTRY - 8.1%
  National Service Industries, Inc. ...........................   725    39,241
  Raychem Corp. ............................................... 1,000    40,187
                                                                       --------
                                                                         79,428
                                                                       --------
 MULTI-MEDIA - 4.0%
  Banta Corp. ................................................. 1,225    39,200
                                                                       --------
 PAPER & PACKAGING - 4.0%
  Caraustar Industries, Inc. .................................. 1,150    39,387
                                                                       --------
 PHARMACEUTICALS - 4.9%
  *Covance, Inc. .............................................. 1,500    32,156
  Mylan Laboratories, Inc. ....................................   575    15,597
                                                                       --------
                                                                         47,753
                                                                       --------
 PRINTING & PUBLISHING - 3.1%
  McClatchy Co., Class A....................................... 1,000    29,938
                                                                       --------
 SERVICES - 7.4%
  *Airgas, Inc. ............................................... 2,125    32,937
  Stewart Enterprises, Inc., Class A........................... 1,525    39,269
                                                                       --------
                                                                         72,206
                                                                       --------
  TOTAL COMMON STOCKS (Cost $930,861).................................  936,885
                                                                       --------
  TOTAL INVESTMENTS - 95.9% (Cost $930,861)(a)........................  936,885
                                                                       --------
  OTHER ASSETS AND LIABILITIES (NET) - 4.1%...........................   40,260
                                                                       --------
  NET ASSETS - 100%................................................... $977,145
                                                                       ========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
(a) The cost for federal income tax and book purposes was $930,861. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,024. This consisted of aggregate gross unrealized appreciation for all securities of $15,940 and aggregate gross unrealized depreciation for all securities of $9,916.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
                                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................... $  930,861
                                                                     ==========
 Investments, at Value.............................................. $  936,885
 Cash...............................................................    291,089
 Receivable due from Investment Adviser--Note B.....................      8,404
 Dividends Receivable...............................................        122
                                                                     ----------
  Total Assets......................................................  1,236,500
                                                                     ----------
 LIABILITIES
 Payable for Investments Purchased..................................    244,794
 Payable for Administrative Fees--Note C............................      2,205
 Payable for Custodian Fees--Note D.................................        108
 Payable for Directors' Fees--Note F................................        512
 Other Liabilities..................................................     11,736
                                                                     ----------
  Total Liabilities.................................................    259,355
                                                                     ----------
 NET ASSETS......................................................... $  977,145
                                                                     ==========
 NET ASSETS CONSIST OF:
 Paid in Capital.................................................... $  970,743
 Undistributed Net Investment Income................................        378
 Unrealized Appreciation............................................      6,024
                                                                     ----------
 NET ASSETS......................................................... $  977,145
                                                                     ==========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................................     92,008
 NET ASSET VALUE, Offering and Redemption Price Per Share........... $    10.62
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 C & B MID CAP EQUITY PORTFOLIO
                                          FOR THE PERIOD FROM FEBRUARY 18, 1998*
                                          TO APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Interest............................................................. $    735
 Dividends............................................................      641
                                                                       --------
  Total Income........................................................    1,376
                                                                       --------
 EXPENSES
 Investment Advisory Fees--Note B.....................................      452
 Administrative Fees--Note C..........................................    6,278
 Registration and Filing Fees.........................................    7,524
 Audit Fees...........................................................    3,815
 Printing Fees........................................................    3,063
 Directors' Fees--Note F..............................................      512
 Custodian Fees--Note D...............................................      108
 Other Expenses.......................................................      863
 Expenses Assumed By the Adviser--Note B..............................  (21,439)
 Investment Advisory Fees Waived--Note B..............................     (452)
                                                                       --------
  Net Expenses........................................................      724
                                                                       --------
 NET INVESTMENT INCOME................................................      652
                                                                       --------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS....    6,024
                                                                       --------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $  6,676
                                                                       ========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FEBRUARY 18,
                                                                     1998* TO
                                                                  APRIL 30, 1998
                                                                   (UNAUDITED)
                                                                  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..........................................    $      652
 Net Change in Unrealized Appreciation/Depreciation.............         6,024
                                                                    ----------
 Net Increase in Net Assets Resulting from Operations...........         6,676
                                                                    ----------
DISTRIBUTIONS:
 Net Investment Income..........................................          (274)
                                                                    ----------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.........................................................     1,024,068
 In Lieu of Cash Distributions..................................           274
 Redeemed.......................................................       (53,599)
                                                                    ----------
 Net Increase from Capital Share Transactions...................       970,743
                                                                    ----------
 Total Increase.................................................       977,145
Net Assets:
 Beginning of Period............................................           --
                                                                    ----------
 End of Period (including undistributed net investment income of
  $378).........................................................    $  977,145
                                                                    ==========
(1) SHARES ISSUED AND REDEEMED:
 Shares Issued..................................................        96,988
 In Lieu of Cash Distributions..................................            25
 Shares Redeemed................................................        (5,005)
                                                                    ----------
                                                                        92,008
                                                                    ==========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         C & B MID CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 FEBRUARY 18,
                                                                  1998*** TO
                                                                APRIL 30, 1998
                                                                 (UNAUDITED)
                                                                --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................     $10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income.........................................       0.01
 Net Realized and Unrealized Gain..............................       0.62
                                                                   -------
 Total From Investment Operations .............................       0.63
                                                                   -------
DISTRIBUTIONS:
 Net Investment Income.........................................      (0.01)
                                                                   -------
NET ASSET VALUE, END OF PERIOD.................................    $ 10.62
                                                                   =======
TOTAL RETURN...................................................       6.30%**+
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..........................    $   977
Ratio of Expenses to Average Net Assets........................       1.00%*
Ratio of Net Investment Income to Average Net Assets...........       0.90%*
Portfolio Turnover Rate........................................          0%
Average Commission Rate........................................    $0.0466
Ratio of Voluntarily Waived Fees and Expenses Assumed by the
 Adviser to Average Net Assets.................................      30.25%*
Ratio of Expenses to Average Net Assets Including Expense
 Offsets.......................................................       1.00%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total Return would have been lower had certain fees not been waived and as-sumed during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The C & B Mid Cap Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and pre-dictability in their earnings growth.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed securities are valued at the current bid prices. Short-term invest-ments that have remaining maturities of sixty days or less at time of pur-chase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods deter-mined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfac-tion of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

to the Portfolio for a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of aver-age daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended April 30, 1998, UAM Fund Services, Inc. earned $6,278 from the Portfolio as Administrator of which $6,249 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active

UAM FUNDS                                        C & B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  G. PURCHASES AND SALES: For the period ended April 30, 1998, the Portfolio made purchases of $930,861 and there were no sales of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. OTHER: At April 30, 1998, 76% of total shares outstanding were held by 1 record shareholder owning 10% or greater of the aggregate total shares outstanding.

UAM Funds                                           C & B Mid Cap Equity
                                                    Portfolio
================================================================================
Officers and Directors

Norton H. Reamer                                    William H. Park
Director, President and Chairman                    Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Director                                            Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Director                                            Assistant Secretary

Philip D. English                                   Gary L. French
Director                                            Treasurer

William A. Humenuk                                  Robert R. Flaherty
Director                                            Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Director and Executive Vice President               Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Cooke & Bieler, Inc.
1700 Market Street
Philadelphia, PA 19103

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                   UAM FUNDS

                                   Semi-Annual Report


         ---------------------------
               DSI PORTFOLIOS
         ---------------------------

                                     April 30, 1998




                                     UAM

UAM FUNDS                                                         DSI PORTFOLIOS

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1

Portfolio of Investments
  Disciplined Value.........................................................   7
  Limited Maturity Bond.....................................................  10
  Money Market..............................................................  15
  Balanced..................................................................  17

Statement of Assets and Liabilities.........................................  24

Statement of Operations.....................................................  25

Statement of Changes in Net Assets
  Disciplined Value.........................................................  26
  Limited Maturity Bond.....................................................  27
  Money Market..............................................................  28
  Balanced..................................................................  29

Financial Highlights
  Disciplined Value.........................................................  30
  Limited Maturity Bond.....................................................  32
  Money Market..............................................................  33
  Balanced..................................................................  34

Notes to Financial Statements...............................................  35

--------------------------------------------------------------------------------

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Limited Maturity Bond Portfolio, the DSI Money Market Portfolio, and the DSI Balanced Portfolio.

UAM: DSI DISCIPLINED VALUE PORTFOLIO

The Disciplined Value Portfolio Institutional Class Shares posted a net per-formance of 17.51% and 17.45% for the Institutional Service Class Shares for the six month period ending April 30, 1998. In the same time period the Stan-dard & Poor's 500 ("S&P 500") returned 22.50% and the Lipper Equity Income Funds Average (the Portfolio's category) returned 16.34%.

Equity Market Commentary

The stock market in the first six months of the fiscal year showed an immunity to the Asian flu of last fall as it roared to new heights before falling back slightly at the very end of the period. There were a few sick patients during this remarkable rise, however. Disappointing earnings or pre-announcements usually led to an emergency room visit for that company's stock. As opposed to the fourth quarter of 1997, the advance in 1998's first four months was quite broad-based, with all major market indices hitting new all time highs.

The Portfolio outperformed the market comfortably in the first four months of 1998, as our patience with some previously injured players was rewarded. Many companies that we had identified as good value, with good fundamentals, were severely hurt in the fourth quarter by fears that the Asian situation would substantially hamper their prospects. As the quarter came to an end, though, these fears began to appear unfounded.

Many of the fourth quarter casualties were in the TECHNOLOGY sector. One of our largest holdings, Xerox, was up only 1% in the fiscal first quarter. When Xerox reported better than expected earnings in January, however, the stock recovered nicely. With other recent positive announcements the stock rose 41% in the second fiscal quarter and has hit a new all time high of $114. United Technologies, another large holding, rewarded our patience as well. Earnings estimates turned out to be too low and sloppy stock performance of last fall turned into a 21% gain this quarter. Earnings estimates are continuing to rise and we expect further positive contributions from this stock.

Six Month Review

The last six months was remarkable for both the robustness and the breadth of its returns. All eleven market sectors provided positive returns, with eight sectors

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

actually posting double-digit returns. Some of the highest returns came in those sectors most punished by the Asian flu in the fourth quarter. In BASIC INDUSTRIALS (+32%), every stock but one outperformed the index, with Jefferson Smurfit up 38%, Fort James up 26%, and Imperial Chemical Industries up 24%. CONSUMER CYCLICALS was also a strong sector (+35%), with Black & Decker up 36% and LucasVarity up 34%.

Within CAPITAL GOODS (+27%), United Technologies led the way with a return of 42%, followed closely by Cooper Industries (+30%). Waste Management trailed badly until the end of the quarter when the company announced a merger with USA Waste that helped the stock to produce a return of 26%.

The UTILITY sector's 29% return was headed by GTE (+40%) and Niagara Mohawk (+26%). FINANCIAL stocks continued strong (+23%), led by BankBoston, up 35%.

Equity Market Outlook

In what has now become a familiar refrain, we must once again report that the equity market appears high on an absolute basis by almost any measure of value. In fact the market's advance this year--far in excess of expected earnings or sales growth--has only exacerbated the valuation problem. We still, however, are not predicting any serious correction in the immediate future. The stock market is very fairly valued relative to a bond market alternative, and as long as interest rates remain well behaved (as we expect) stock prices should more than hold their own versus bonds.

Despite a great deal of hand-wringing by forecasters our economy appears to be surviving the knock-down pitch thrown by the Asian crisis. The first quarter GDP growth numbers could be as high as 3.5% and we are expecting 2.5% for the full year. This is well below last year's 3.8%, but still a healthy number. Inflation continues to shrink, led this quarter by declining energy prices and a drop in import prices (particularly those from Asia). The Federal Reserve seems content to let market forces determine the near term course of interest rates.

These are encouraging economic times, but there are warning signs that cannot be ignored. The US has been creating jobs at even faster rates this year than last --310,000 in February alone. This, combined with a low unemployment rate of 4.5%, has already led to accelerating wage costs. While these costs can be masked for some time by lower raw material prices and continuing productivity gains, at some point they may cause a problem. Waning Asian demand is beginning to hurt US manufacturers by lower export demand and higher import competition. We antici-

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
pate that these imbalances will continue, thereby putting pressure on earnings growth as the year progresses. In fact, our forecast for 1998 earnings is for only a 6% increase. With valuations as high as they are, any meaningful shortfall in earnings could prove to be a trigger to an unpleasant fall.

As market appreciation has carried your equity holdings upward, we have been taking profits in some of the more fully valued stocks. An example of this is Carnival Corp., which we eliminated in March after a 128% return for the sev-enteen months we owned it.

UAM: DSI LIMITED MATURITY BOND PORTFOLIO

The Limited Maturity Bond Portfolio posted a net performance of 2.57% for the six month period ended April 30, 1998. During the same period the Merrill Lynch 1-5 Year Corporate/Government Bond Index returned 2.98% while the Lipper 1-5 Year Short Investment Grade Debt Funds Average returned 2.56%.

Fixed Income Market Commentary

The six month period in the fixed income market was characterized by trendless market action amid a cross-current of economic and world events. The US econ-omy grew above the Fed's targeted trend rate of 2.5-3.0%, however, signs of inflation did not materialize. Meanwhile the emerging economies of Southeast Asia suffered a market correction so severe the effects are still undeter-mined.

The beginning of 1998 brought renewed world volatility. The bubble burst for many high flying Asian economies. The Japanese economic difficulties were well known, however as it became apparent that South Korea would suffer economic crisis (the 11th largest in the World at the time) a rush to the safe haven of US dollars and bonds drove interest rates to period lows. Consensus that the Fed would lower rates to protect the US economy and the stock market built quickly. Short-term interest rates were most affected, with the rate on the five year treasury reaching a low of 5.21% by mid-January, which was 0.50% lower than just two weeks prior. In the coming weeks, however, it became ap-parent the US economy would not be significantly damaged, leaving the Federal Reserve on hold, and interest rates crept back toward year-end levels.

Domestically the economy remained strong, with GDP posting a 4.1% gain in the first quarter without signs of inflation. Employment remained high and wage pressure showed signs of picking up. The warm weather in the Northeast com-bined with low mortgage rates kept construction booming. Consumers feeling flush from stock market gains maintained demand for goods and services. The economic

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
strength of the first quarter we believe may have "borrowed" from the remain-der of 1998, and we believe that a move to slightly below trend growth for the remainder of the year will materialize.

Fixed Income Market Outlook

Looking forward we believe that the edge will come off domestic demand and send economic growth toward the trend rate of 2.2-3.0% for the remainder of 1998. The bottlenecks that existed in the 4th quarter have begun to soften. We further believe that the economic troubles in Southeast Asia could have a longer lasting structural effect on exports, furthermore domestic manufactur-ing powers may seek to take advantage of cheap labor and capital in the area and export production. Japan has failed to show the economic leadership neces-sary to truly move the region toward steady prosperity.

We maintain a duration neutral to that of the benchmark index of about 2.5 years and will extend that to 110-120% of this level given the opportunity. Our commitment to higher yielding mortgage related and corporate securities remains.

UAM: DSI MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7 day compounded yield of 5.40% on April 30, 1998, versus 5.12% for the IBC's Money Fund Average/All Taxable.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the Portfolio. We have recently expanded our list of approved corporate names to include some overlooked programs. Money Market rates of interest are a direct function of the Federal funds rate and monetary policy. The Fed Funds rate remained steady over the six month period at 5.50%.

The Portfolio ended the period with 95.7% in discount commercial paper, 3.9% in corporate bonds and 0.9% in repurchase agreements. The Portfolio's average days to maturity ended at 32 days. The Money Market Portfolio is neither in-sured nor guaranteed by the US Government. The Portfolio is managed according to Rule 2a-7 guidelines, however, there is no assurance that the stable net asset value of $1.00 will be maintained.

UAM: DSI BALANCED PORTFOLIO

The Balanced Portfolio has returned a net 10.46% for the period from December 22, 1997 (inception of the Portfolio) through April 30, 1998, compared with the Lipper Balanced Fund Index return of 8.65% for the same period.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

Equity Market Commentary

Our investment strategy for the equity portion of the Balanced Portfolio is identical to that of the Disciplined Value Portfolio. Please refer to that section for equity commentary.

Fixed Income Market Commentary

Our fixed income strategy is discussed in the section pertaining to our management of the Limited Maturity Bond Portfolio. In general, we have a market weighting in lower coupon mortgage-backed securities and an above average weighting in investment grade corporate bonds. Less-than-investment grade corporates are under the prospectus limit of ten percent.

Asset Mix

As market appreciation has carried the Balanced Portfolio's equity holdings upward, we have been taking profits in some of the more fully valued stocks. An example of this is Carnival Corp., which we eliminated in March. By prudently trimming some other holdings, we are keeping the equity exposure at 50%-60% of the Portfolio, which reflects today's more volatile investing environment. On April 30, 1998, the Portfolio was invested 53.1% equities, 40.4% fixed income, and the remaining 6.5% in cash equivalents.

Sincerely,

/s/ Peter M. Whitman, Jr.

Peter M. Whitman, Jr.
President & Chief Investment Officer

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. Yield will fluctuate as market conditions change. If it were not for the Adviser's temporary fee waiver, the yield and total return of the Money Market and Bal-anced Portfolios, respectively, would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lipper Equity Income Funds Average is an average of 30 funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.
The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 30 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 3 years or less.
The Merrill Lynch 1-5 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 5 years. Corporates are investment grade only (rated in the top four grades).
IBC's Money Fund Average/All Taxable is an average of all major money market fund yields, published weekly for 7- and 30-day yields.
The Lipper Balanced Fund Index is an average of 30 funds whose primary objective is to conserve principal by maintaining stock and bond ratios of approximately 60% and 40%, respectively.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain its net asset value of $1.00 per share.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 90.2%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 AEROSPACE & DEFENSE - 1.9%
  Raytheon Co., Class B..................................   37,049   $2,100,215
                                                                     ----------
 AUTOMOTIVE - 2.7%
  LucasVarity plc ADR....................................   68,348    3,075,660
                                                                     ----------
 CHEMICALS - 1.0%
  *FMC Corp..............................................   14,300    1,109,144
                                                                     ----------
 COMPUTERS - 2.8%
  *CompUSA, Inc. ........................................  113,700    2,110,556
  *Stratus Computer, Inc. ...............................   24,353    1,060,878
                                                                     ----------
                                                                      3,171,434
                                                                     ----------
 CONSUMER NON-DURABLES - 15.0%
  American Stores Co.....................................  121,682    2,920,367
  Black & Decker Corp. ..................................   30,564    1,577,867
  J.C. Penney Co., Inc. .................................   36,738    2,610,694
  *Kmart Corp............................................   30,097      524,816
  Liz Claiborne, Inc. ...................................   49,978    2,458,293
  Philip Morris Cos., Inc. ..............................   72,500    2,705,156
  RJR Nabisco Holdings Corp..............................   52,600    1,462,938
  *Toys "R' Us, Inc......................................   90,190    2,485,862
                                                                     ----------
                                                                     16,745,993
                                                                     ----------
 ELECTRONICS - 1.9%
  Motorola, Inc. ........................................   14,000      778,750
  Royal Philips Electronics N.V. (NY Shares).............   14,500    1,305,000
                                                                     ----------
                                                                      2,083,750
                                                                     ----------
 ENERGY - 6.9%
  British Petroleum Co. plc ADR..........................   46,567    4,400,582
  Texaco, Inc............................................   54,520    3,352,980
                                                                     ----------
                                                                      7,753,562
                                                                     ----------
 FINANCIAL SERVICES - 12.3%
  BankAmerica Corp. .....................................   36,796    3,127,660
  BankBoston Corp........................................   24,173    2,609,173
  Chase Manhattan Corp. .................................   32,588    4,515,475

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 FINANCIAL SERVICES - CONTINUED
  Transamerica Corp.....................................   10,731   $ 1,239,430
  Washington Mutual, Inc. ..............................   31,257     2,187,990
                                                                    -----------
                                                                     13,679,728
                                                                    -----------
 HEALTH CARE - 4.4%
  *Humana, Inc. ........................................   83,242     2,247,534
  *Tenet Healthcare Corp. ..............................   70,565     2,641,777
                                                                    -----------
                                                                      4,889,311
                                                                    -----------
 INDUSTRIAL - 6.9%
  Cooper Industries, Inc. ..............................   27,318     1,826,891
  Imperial Chemical Industries plc ADR..................   37,626     2,734,940
  United Technologies Corp. ............................   31,438     3,094,678
  *WHX Corp. ...........................................      238         3,734
                                                                    -----------
                                                                      7,660,243
                                                                    -----------
 INSURANCE - 6.1%
  Aetna, Inc. ..........................................   25,644     2,072,356
  Allstate Corp. .......................................   28,097     2,704,336
  Torchmark Corp. ......................................   44,453     1,980,937
                                                                    -----------
                                                                      6,757,629
                                                                    -----------
 PAPER & PACKAGING - 4.9%
  Fort James Corp. .....................................   56,610     2,809,271
  *Jefferson Smurfit Corp. .............................  128,228     2,636,688
                                                                    -----------
                                                                      5,445,959
                                                                    -----------
 PHARMACEUTICALS - 1.8%
  American Home Products Corp. .........................   22,076     2,055,828
                                                                    -----------
 TECHNOLOGY - 12.6%
  *Digital Equipment Corp. .............................   55,062     3,062,824
  International Business Machines Corp. ................   32,355     3,749,136
  *Micron Technology, Inc. .............................   46,122     1,432,665
  *Sybase, Inc. ........................................  159,953     1,359,600
  Xerox Corp. ..........................................   38,833     4,407,545
                                                                    -----------
                                                                     14,011,770
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       DSI DISCIPLINED VALUE PORTFOLIO
                                                APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                        ---------- ------------
 UTILITIES - 9.0%
  GPU, Inc.............................................     33,024 $  1,308,576
  GTE Corp.............................................     52,472    3,066,333
  *Niagara Mohawk Power Corp...........................    182,276    2,232,881
  Texas Utilities Co. .................................     26,602    1,064,080
  Unicom Corp. ........................................     66,910    2,325,122
                                                                   ------------
                                                                      9,996,992
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $83,705,338)..........................  100,537,218
                                                                   ------------

 CONVERTIBLE PREFERRED STOCKS - 4.0%
 FINANCIAL SERVICES - 2.0%
  Kmart Financing, 7.75%...............................     33,240    2,185,530
                                                                   ------------
 INDUSTRIAL - 0.9%
  WHX Corp., Series A, 6.50%...........................     19,200    1,039,200
                                                                   ------------
 INSURANCE - 1.1%
  Aetna, Inc., 6.25%...................................     16,065    1,261,103
                                                                   ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,966,027)............    4,485,833
                                                                   ------------

 SHORT-TERM INVESTMENT - 4.8%
                                                           FACE
                                                          AMOUNT
                                                        ----------
 REPURCHASE AGREEMENT - 4.8%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98 to be repurchased at $5,329,795,
   collateralized by $4,646,431 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/25/27, valued at $5,389,561 (Cost $5,329,000).... $5,329,000    5,329,000
                                                                   ------------
  TOTAL INVESTMENTS - 99.0% (Cost $93,000,365)(a).................  110,352,051
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) - 1.0%.......................    1,100,383
                                                                   ------------
  NET ASSETS - 100%............................................... $111,452,434
                                                                   ============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $93,000,365. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $17,351,686. This consisted of aggregate gross unrealized appreciation for all securities of $20,595,897 and aggregate gross unrealized depreciation for all securities of $3,244,211.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS AND NOTES - 43.0%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 BEVERAGES, FOOD & TOBACCO - 1.5%
  General Foods Corp.
   7.00%, 6/15/11....................................... $  500,000 $   496,585
                                                                    -----------
 CONSUMER NON-DURABLES - 3.1%
  Philip Morris Cos., Inc.:
   6.95%, 6/1/06........................................    795,000     812,061
   8.625%, 3/1/99.......................................    250,000     254,895
                                                                    -----------
                                                                      1,066,956
                                                                    -----------
 ENTERTAINMENT & LEISURE TIME - 0.0%
  Time Warner, Inc.
   9.125%, 1/15/13......................................      5,000       5,988
                                                                    -----------
 FINANCIAL SERVICES - 13.0%
  Amresco, Inc.
   10.00%, 1/15/03......................................    250,000     259,063
  Amresco, Inc., Series 97-A
   10.00%, 3/15/04......................................    250,000     259,063
  AT&T Capital Corp., Series 4
   6.41%, 8/13/99.......................................    400,000     399,756
  Donaldson Lufkin & Jenrette, Inc., FRN
   6.70%, 6/30/00.......................................    530,000     536,553
  Financial Assistance Corp., Series B-03
   9.45%, 11/21/03......................................    400,000     408,500
  General Motors Acceptance Corp., MTN
   5.45%, 2/22/00.......................................    900,000     891,918
  International Lease Finance Corp.
   5.75%, 12/15/99......................................    600,000     597,936
  Phoenix Re Corp.
   9.75%, 8/15/03.......................................    750,000     785,295
  Salomon, Inc., FRN
   5.64%, 2/15/99.......................................    260,000     261,196
                                                                    -----------
                                                                      4,399,280
                                                                    -----------
 INDUSTRIAL - 12.4%
  Borden, Inc.
   8.375%, 4/15/16......................................    250,000     252,022
  Crown Paper Co.
   11.00%, 9/1/05.......................................    250,000     268,750

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                          --------- -----------
INDUSTRIAL - CONTINUED
  Ford Motor Credit Co.
   7.50%, 1/15/03........................................ $  10,000 $    10,521
  Fortune Brands, Inc.
   8.50%, 10/1/03........................................    15,000      16,393
  Inco Ltd.
   9.875%, 6/15/19.......................................   350,000     371,255
  ITT Industries
   8.55%, 6/15/09........................................   450,000     516,982
  News America Holdings, Inc.
   8.45%, 8/1/34.........................................   250,000     282,317
  Occidential Petroleum Corp.
   8.50%, 9/15/04........................................   475,000     487,222
  Phillips Petroleum Corp.
   9.18%, 9/15/21........................................   600,000     670,176
  U.S. Home Corp.
   7.95%, 3/1/01.........................................   250,000     254,672
  Valassis Communication, Inc.
   9.55%, 12/1/03........................................   500,000     559,035
  WMX Technologies, Inc.
   7.10%, 8/1/26.........................................   500,000     516,750
                                                                    -----------
                                                                      4,206,095
                                                                    -----------
 UTILITIES - 13.0%
  Canal Electric Co.
   8.85%, 9/1/06.........................................   784,000     807,065
  Cleveland Electric Illuminating Co.
   8.375%, 12/1/11.......................................   400,000     410,840
  Commonwealth Edison Co.
   8.625%, 2/1/22........................................   650,000     699,894
  Eastern Edison Co.
   5.75%, 7/1/98.........................................   500,000     500,055
  Midland Funding Corp. I, Series C-94
   10.33%, 7/23/02.......................................   444,395     479,374
  Pacific Gas & Electric Corp., Series PP
   6.875%, 12/1/99.......................................   500,000     501,365
  Peco Energy Co.
   8.625%, 6/1/22........................................   500,000     525,695
  Sonat, Inc.
   6.625%, 2/1/08........................................   500,000     496,355
                                                                    -----------
                                                                      4,420,643
                                                                    -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $14,397,396)...............  14,595,547
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - 24.9%

                                                              FACE
                                                             AMOUNT     VALUE+
                                                           ---------- ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 4.0%
  Deutsche Mortgage & Asset Receiving Corp.,
   Series 88-C1 A2
   6.538%, 2/15/08.......................................  $  700,000 $  710,458
  Federal National Mortgage Association,
   Series 98-M2 B, REMIC
   6.247%, 3/17/21.......................................     670,000    672,512
                                                                      ----------
                                                                       1,382,970
                                                                      ----------
 GOVERNMENT AGENCY-BACKED - 20.5%
  Federal Home Loan Bank
   6.275%, 5/18/01.......................................   1,000,000  1,000,000
  Federal Home Loan Mortgage Corp.:
   Gold Pools:
   7.50%, 4/1/27.........................................     764,953    784,314
   8.50%, 11/1/24........................................   1,127,741  1,178,489
   Series 1265 F, PAC(11), REMIC,
   7.00%, 10/15/17.......................................      28,457     28,404
   Series 1302 PF, PAC(11), REMIC,
   7.50%, 2/15/18........................................     132,016    132,098
   TBA:
   6.00%, 5/1/13.........................................     956,000    942,855
  Federal National Mortgage Association:
   Conventional Pools:
   7.00%, 10/1/27........................................     984,836    995,601
   7.50%, 1/1/27.........................................     898,145    921,434
   9.00%, 6/1/25.........................................     507,569    541,510
   9.50%, 8/1/21.........................................     405,366    435,007
                                                                      ----------
                                                                       6,959,712
                                                                      ----------
 NON-GOVERNMENT AGENCY-BACKED - 0.3%
  Ryland Acceptance Corp., Series 81-B, PAC, REMIC,
   9.00%, 1/1/15.........................................     102,520    102,936
                                                                      ----------
 NON-GOVERNMENT NON-AGENCY-BACKED - 0.1%
  Merrill Lynch Mortgage Investors, Inc., Series 94-A,
   CSI, REMIC
   6.412%, 2/15/09.......................................      24,043     24,008
                                                                      ----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $8,378,376).................  8,469,626
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES - 10.2%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
  Federal National Mortgage Association, MTN
   7.87%, 6/28/06.......................................  $  500,000 $   510,415
  U.S. Treasury Notes
   5.375%, 2/15/01......................................   1,520,000   1,511,138
   5.625%, 10/31/99.....................................   1,425,000   1,425,442
                                                                     -----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,447,278).....   3,446,995
                                                                     -----------

 FOREIGN GOVERNEMENT BOND - 1.4%
  Korea Development Bank
   7.125%, 9/17/01 (Cost $498,770)......................     500,000     474,455
                                                                     -----------

 ASSET-BACKED SECURITIES - 4.9%
  Security Pacific National Bank, Series 91-2 B
   8.15%, 6/15/20.......................................     103,148     105,467
  TMS Home Equity Trust:
  Series 95-C A3
   6.55%, 9/15/21.......................................     585,000     588,130
  Series 96-B A7
   7.55%, 2/15/20.......................................     525,000     542,042
  UCFC Home Equity Loan, Series 97-C A5
   6.88%, 9/15/22.......................................     430,000     436,691
                                                                     -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $1,644,650)...................   1,672,330
                                                                     -----------

 MUNICIPAL BOND - 2.5%
  New York City, New York, General Obligation Bond,
   Series B (Prerefunded) 9.50%, 6/1/09 (Cost $824,162).     750,000     837,187
                                                                     -----------

 SHORT-TERM INVESTMENTS - 14.9%
  U.S. TREASURY BILL - 0.1%
   +++5.18%, 6/4/98.....................................      25,000      24,885
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   DSI LIMITED MATURITY BOND PORTFOLIO
                                            APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 REPURCHASE AGREEMENT - 14.8%
  Goldman Sachs 5.30%, dated 4/30/98, due 5/1/98, to be
   repurchased at $5,042,742, collateralized by
   $3,565,000 U.S. Treasury Bonds, 9.875%, due
   11/15/15, valued at $5,215,237......................  $5,042,000 $ 5,042,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS (Cost $5,066,885)...................   5,066,885
                                                                    -----------
  TOTAL INVESTMENTS - 101.8% (Cost $34,257,517)(a).................  34,563,025
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.8)%......................    (606,077)
                                                                    -----------
  NET ASSETS - 100%................................................ $33,956,948
                                                                    ===========

     + See Note A to Financial Statements.
   +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
   CSI Collateral Strip Interest
   FRN Floating Rate Note-rate disclosed is as of April 30, 1998.
   MTN Medium Term Note
   PAC Planned Amortization Class
 REMIC Real Estate Mortgage Investment Conduit
   TBA Securities traded under delayed delivery commitments settling after April 30, 1998. Income on these securities will not be earned until settlement date.
   (a) The cost for Federal income tax purposes was $34,257,517. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $305,508. This consisted of aggregate gross unrealized appreciation for all securities of $347,703, and aggregate gross unrealized depreciation for all securities of $42,195.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMERCIAL PAPER - 95.7%

                                                            FACE     AMORTIZED
                                                           AMOUNT      COST+
                                                         ---------- -----------
 BANKS - 2.6%
  Nordbanken NA, Inc. 7/6/98............................ $3,370,000 $ 3,336,019
                                                                    -----------
 CHEMICALS - 3.9%
  Chevron USA, Inc. 5/1/98..............................  5,000,000   5,000,000
                                                                    -----------
 FINANCIAL SERVICES - 45.4%
  Caisse Centrale Dejardins Du Quebec 7/8/98............  5,000,000   4,948,150
  Cooperative Association of Tractor Dealers, Inc.
   5/4/98...............................................  6,700,000   6,696,957
  Countrywide Home Loans 5/13/98........................  5,000,000   4,990,783
  CSW Credit, Inc. 6/5/98...............................  5,000,000   4,973,069
  Delaware Funding Corp. 6/18/98........................  5,000,000   4,963,266
  Ford Motor Credit Co. 6/3/98..........................  5,000,000   4,974,838
  General Electric Capital Services 5/19/98.............  6,500,000   6,482,288
  General Motors Acceptance Corp. 6/4/98................  5,000,000   4,974,028
  Goldman Sachs Group LP 5/15/98........................  5,000,000   4,989,286
  Northern Rock plc 6/4/98..............................  5,000,000   4,973,792
  Toyota Motor Credit Corp. 5/18/98.....................  5,000,000   4,987,014
                                                                    -----------
                                                                     57,953,471
                                                                    -----------
 FOREIGN GOVERNMENT - 3.9%
  Spintab AB 8/7/98.....................................  5,000,000   4,924,731
                                                                    -----------
 INSURANCE - 20.4%
  American General Finance Corp. 5/4/98.................  6,000,000   5,997,280
  BP America 5/1/98.....................................  5,000,000   5,000,000
  Metlife Funding, Inc. 5/28/98.........................  5,000,000   4,979,375
  Prudential Funding Corp. 5/1/98.......................  5,000,000   5,000,000
  Reliastar Mortgage Corp. 5/20/98......................  5,000,000   4,985,407
                                                                    -----------
                                                                     25,962,062
                                                                    -----------
 PUBLISHING - 3.9%
  Pearson, Inc. 5/19/98.................................  5,000,000   4,986,250
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMERCIAL PAPER - CONTINUED

                                                           FACE     AMORTIZED
                                                          AMOUNT      COST+
                                                        ---------- ------------
 UTILITIES - 15.6%
  Duke Energy Corp. 5/28/98...........................  $5,000,000 $  4,979,525
  Jacksonville Electric Utility 7/21/98...............   5,000,000    5,000,000
  National Rural Utilities 7/30/98....................   5,000,000    4,931,625
  PacifiCorp. 5/21/98.................................   5,000,000    4,984,722
                                                                   ------------
                                                                     19,895,872
                                                                   ------------
  TOTAL COMMERCIAL PAPER (Cost $122,058,405)......................  122,058,405
                                                                   ------------

 CORPORATE BOND - 3.9%
 BANKS - 3.9%
  American Express Centurion Bank, FRN 5.716%, 6/25/98
   (Cost $5,000,775)..................................   5,000,000    5,000,775
                                                                   ------------

 SHORT-TERM INVESTMENT - 0.9%
 REPURCHASE AGREEMENT - 0.9%
  Goldman Sachs 5.30%, dated 4/30/98, due 5/1/98, to
   be repurchased at $1,112,164, collateralized by
   $835,000 U.S. Treasury Bonds, 11.625%, due
   11/15/04, valued at $1,144,501 (Cost $1,112,000)...   1,112,000    1,112,000
                                                                   ------------
  TOTAL INVESTMENTS - 100.5% (Cost $128,171,180)(a)...............  128,171,180
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) - (0.5)%.....................     (637,805)
                                                                   ------------
  NET ASSETS - 100%............................................... $127,533,375
                                                                   ============

  + See Note A to Financial Statements.
FRN Floating Rate Note-rate disclosed is as of April 30, 1998.
(a) Aggregate cost for Federal tax and book purposes.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS AND NOTES - 15.4%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- ----------
 CONSUMER DURABLES - 0.6%
  American Home Products
   6.50%, 10/15/02....................................... $  225,000 $  227,610
                                                                     ----------
 ENERGY - 3.9%
  CalEnergy Co., Inc.
   9.50%, 9/15/06........................................    175,000    187,649
  Chesapeake Energy Corp.
   9.125%, 4/15/06.......................................    250,000    245,000
  Noble Drilling Corp.
   9.125%, 7/1/06........................................    250,000    276,198
  Oklahoma Gas & Electric
   6.65%, 7/15/27........................................    150,000    156,478
  Potomac Electric Power Co.
   6.25%, 10/15/07.......................................    500,000    502,545
                                                                     ----------
                                                                      1,367,870
                                                                     ----------
 FINANCIAL SERVICES - 3.6%
  First Colony Corp.
   6.625%, 8/1/03........................................     85,000     86,261
  Household Finance Corp.
   6.875%, 3/1/07........................................    500,000    510,040
  Leucadia National Corp.
   7.75%, 8/15/13........................................    250,000    258,925
  Swiss Bank Corp. (New York)
   7.375%, 7/15/15.......................................    200,000    211,758
  Western Financial Savings Bank
   8.50%, 7/1/03.........................................    200,000    194,426
                                                                     ----------
                                                                      1,261,410
                                                                     ----------
 INDUSTRIAL - 4.2%
  Fred Meyer, Inc.
   7.15%, 3/1/03.........................................    250,000    249,688
  General Motors Corp.
   9.125%, 7/15/01.......................................    205,000    222,146
  News America Holdings, Inc.
   8.50%, 2/23/25........................................    100,000    112,630
  Occidential Petroleum Corp.
   8.50%, 9/15/04........................................    200,000    205,146

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES - CONTINUED

                                                              FACE
                                                             AMOUNT     VALUE+
                                                            --------- ----------
 INDUSTRIAL - CONTINUED
  Sears Roebuck Acceptance Corp.
   6.90%, 8/1/03..........................................  $ 150,000 $  153,973
   7.00%, 6/15/07.........................................    185,000    191,658
  Tandy Corp.
   6.95%, 9/1/07..........................................    325,000    331,032
                                                                      ----------
                                                                       1,466,273
                                                                      ----------
 UTILITIES - 2.1%
  Boston Edison Co.
   6.80%, 3/15/03.........................................    325,000    331,061
  GTE Hawaiian Telephone Co., Inc., Series B
   7.375%, 9/1/06.........................................    175,000    183,879
  Valassis Communication, Inc.
   9.55%, 12/1/03.........................................    200,000    223,614
                                                                      ----------
                                                                         738,554
                                                                      ----------
 YANKEE - 1.0%
  China International Trust & Investment Corp.
   9.00%, 10/15/06........................................     90,000     94,421
  Enterprise Oil plc
   6.70%, 9/15/07.........................................    250,000    253,835
                                                                      ----------
                                                                         348,256
                                                                      ----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $5,423,510)..................  5,409,973
                                                                      ----------

 MORTGAGE-BACKED SECURITIES - 13.6%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
  Deutsche Mortgage & Asset Receiving Corp.,
   Series 88-C1 A2
   6.538%, 2/15/08........................................    300,000    304,482
  Federal National Mortgage Association:
   Series 98-M2 B, REMIC
   6.247%, 3/17/21........................................    110,000    110,412
   Series 98-M4 B, REMIC
   6.424%, 12/25/23.......................................    100,000    100,813
  MDC Asset Investors Trust,
   Series IV 3, REMIC
   9.80%, 1/1/13..........................................      3,825      3,813

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - CONTINUED

                                                              FACE
                                                             AMOUNT     VALUE+
                                                           ---------- ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
  Paine Webber Mortgage Acceptance Corp.,
   Series 93-6 A8, REMIC
   6.90%, 8/25/08........................................  $  108,580 $  109,937
                                                                      ----------
                                                                         629,457
                                                                      ----------
 GOVERNMENT AGENCY-BACKED - 11.8%
  Federal Home Loan Mortgage Corp.:
   Gold Pools:
   6.50%, 2/1/26.........................................     416,581    413,586
   7.50%, 4/1/27.........................................     275,525    282,498
   Series 1751 PG, PAC(11), REMIC
   7.80%, 5/15/21........................................     310,000    318,717
   TBA:
   6.00%, 5/1/13.........................................     757,000    746,591
  Federal National Mortgage Association:
   Conventional Pools:
   6.50%, 7/1/26.........................................     461,989    458,233
   7.00%, 10/1/27........................................     419,610    424,196
   7.50%, 1/1/27-6/1/27..................................     604,712    620,392
   9.00%, 6/1/25.........................................     273,364    291,034
   Gold Pools:
   7.00%, 11/1/11........................................     569,747    581,438
   Series 91-56 K, PAC, REMIC
   8.60%, 2/25/20........................................      37,632     37,655
                                                                      ----------
                                                                       4,174,340
                                                                      ----------
  TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,832,236).................  4,803,797
                                                                      ----------

 U.S. GOVERNMENT AND AGENCY SECURITIES - 9.3%
  U.S. Treasury Bond
   6.25%, 8/15/23........................................     100,000    102,781
  U.S. Treasury Notes
   5.375%, 2/15/01.......................................     330,000    328,076
   5.50%, 2/28/03........................................   1,000,000    992,970
   5.625%, 10/31/99......................................     155,000    155,048
   6.50%, 5/15/05........................................     605,000    632,364
   6.875%, 5/15/06.......................................     100,000    107,062

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES - CONTINUED

                                                              FACE
                                                             AMOUNT     VALUE+
                                                           ---------- ----------
  U.S. Treasury Strips
   11/15/04..............................................  $  600,000 $  413,112
   8/15/09...............................................     345,000    177,644
   2/15/18...............................................   1,150,000    348,082
                                                                      ----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
    (Cost $3,279,242)................................................  3,257,139
                                                                      ----------

 ASSET-BACKED SECURITIES - 2.1%
  TMS Home Equity Trust:
   Series 95-C A3
   6.55%, 9/15/21........................................     250,000    251,338
   Series 96-B A7
   7.55%, 2/15/20........................................     160,000    163,600
  UCFC Home Equity Loan:
   Series 95-C1 A3
   6.775%, 9/10/17.......................................      20,000     20,239
   Series 97-C A5
   6.88%, 9/15/22........................................     310,000    314,824
                                                                      ----------
  TOTAL ASSET-BACKED SECURITIES (Cost $748,755)......................    750,001
                                                                      ----------

 COMMON STOCKS - 52.1%
                                                             SHARES
                                                           ----------
 AEROSPACE & DEFENSE - 1.3%
  Raytheon Co., Class B..................................       8,200    464,837
                                                                      ----------
 AUTOMOTIVE - 1.4%
  LucasVarity plc ADR....................................      11,245    506,025
                                                                      ----------
 CHEMICALS - 0.6%
  *FMC Corp..............................................       2,715    210,582
                                                                      ----------
 COMPUTERS - 1.7%
  *CompUSA, Inc..........................................      20,360    377,932
  *Stratus Computer, Inc.................................       5,015    218,466
                                                                      ----------
                                                                         596,398
                                                                      ----------
 CONSUMER NON-DURABLES - 10.4%
  American Stores Co.....................................      22,000    528,000
  Black & Decker Corp....................................       5,555    286,777

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
 CONSUMER NON-DURABLES - CONTINUED
  J.C. Penney Co., Inc......................................  6,700 $   476,119
  *Kmart Corp............................................... 34,900     608,569
  Liz Claiborne, Inc........................................  9,800     482,037
  Philip Morris Cos., Inc................................... 14,700     548,494
  RJR Nabisco Holdings Corp.................................  9,600     267,000
  *Toys 'R' Us, Inc......................................... 16,300     449,269
                                                                    -----------
                                                                      3,646,265
                                                                    -----------
 ELECTRONICS - 1.1%
  Motorola, Inc.............................................  2,600     144,625
  Royal Philips Electronics N.V. (NY Shares)................  2,700     243,000
                                                                    -----------
                                                                        387,625
                                                                    -----------
 ENERGY - 4.2%
  British Petroleum Co. plc ADR.............................  8,998     850,311
  Texaco, Inc............................................... 10,340     635,910
                                                                    -----------
                                                                      1,486,221
                                                                    -----------
 FINANCIAL SERVICES - 6.2%
  BankAmerica Corp..........................................  6,600     561,000
  BankBoston Corp...........................................  3,200     345,400
  Chase Manhattan Corp......................................  4,800     665,100
  Transamerica Corp.........................................  1,660     191,730
  Washington Mutual, Inc....................................  5,665     396,550
                                                                    -----------
                                                                      2,159,780
                                                                    -----------
 HEALTH CARE - 2.4%
  *Humana, Inc.............................................. 13,900     375,300
  *Tenet Healthcare Corp.................................... 12,600     471,712
                                                                    -----------
                                                                        847,012
                                                                    -----------
 INDUSTRIAL - 4.0%
  Cooper Industries, Inc....................................  4,500     300,938
  Imperial Chemical Industries plc ADR......................  6,800     494,275
  United Technologies Corp..................................  5,270     518,766
  *WHX Corp.................................................  7,050     110,597
                                                                    -----------
                                                                      1,424,576
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
 INSURANCE - 3.1%
  Aetna, Inc.................................................  4,300 $   347,494
  Allstate Corp..............................................  3,820     367,675
  Torchmark Corp.............................................  8,190     364,967
                                                                     -----------
                                                                       1,080,136
                                                                     -----------
 PAPER & PACKAGING - 2.5%
  Fort James Corp............................................ 10,745     533,221
  *Jefferson Smurfit Corp.................................... 16,700     343,394
                                                                     -----------
                                                                         876,615
                                                                     -----------
 PHARMACEUTICALS - 1.1%
  American Home Products Corp................................  4,100     381,812
                                                                     -----------
 TECHNOLOGY - 7.0%
  *Digital Equipment Corp....................................  8,900     495,062
  International Business Machines Corp.......................  5,500     637,312
  *Micron Technology, Inc....................................  8,400     260,925
  *Sybase, Inc............................................... 26,200     222,700
  Xerox Corp.................................................  7,300     828,550
                                                                     -----------
                                                                       2,444,549
                                                                     -----------
 UTILITIES - 5.1%
  GPU, Inc...................................................  6,030     238,939
  GTE Corp...................................................  9,700     566,844
  *Niagara Mohawk Power Corp................................. 33,185     406,516
  Texas Utilities Co.........................................  4,900     196,000
  Unicom Corp................................................ 11,300     392,675
                                                                     -----------
                                                                       1,800,974
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $16,064,557)............................  18,313,407
                                                                     -----------

 CONVERTIBLE PREFERRED STOCKS - 1.0%
 INDUSTRIAL - 0.3%
  WHX Corp., Series A, 6.50%.................................  1,700      92,013
                                                                     -----------
 INSURANCE - 0.7%
  Aetna, Inc., 6.25%.........................................  3,200     251,200
                                                                     -----------
  TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $293,950)................     343,213
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            DSI BALANCED PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 5.5%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 U.S. TREASURY BILL - 0.0%
   +++5.18%, 6/4/98..................................... $   10,000 $     9,954
                                                                    -----------
 REPURCHASE AGREEMENT - 5.5%
   Chase Securities, Inc. 5.37%, dated 4/30/98, due
    5/1/98 to be repurchased at $1,928,288,
    collateralized by $1,681,051 of various U.S.
    Treasury Obligations, 5.50%-14.00%, due 5/15/04-
    11/25/27, valued at $1,949,910......................  1,928,000   1,928,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS (Cost $1,937,954)...................   1,937,954
                                                                    -----------
  TOTAL INVESTMENTS - 99.0% (Cost $32,580,204)(a)..................  34,815,484
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.0%........................     337,803
                                                                    -----------
  NET ASSETS - 100%................................................ $35,153,287
                                                                    ===========

    + See Note A to Financial Statements
  +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
    * Non-Income Producing Security
  ADR American Depositary Receipt
  PAC Planned Amoritization Class
REMIC Real Estate Mortgage Investment Conduit
  TBA Securities traded under delayed delivery commitments settling after April 30, 1998. Income on these securities will not be earned until settlement date.
  (a) The cost for Federal income tax purposes was $32,580,204. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,235,280. This consisted of aggregate gross unrealized appreciation for all securities of $2,732,218, and aggregate gross unrealized depreciation for all securities of $496,938.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI PORTFOLIOS
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
                                             DSI
                                DSI        LIMITED        DSI
                            DISCIPLINED   MATURITY       MONEY          DSI
                               VALUE        BOND         MARKET      BALANCED
                             PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                            ------------ -----------  ------------  -----------
ASSETS
Investments, at Cost......  $ 93,000,365 $34,257,517  $128,171,180  $32,580,204
                            ============ ===========  ============  ===========
Investments, at Value
 (Including Repurchase
 Agreements of $5,329,000,
 $5,042,000, $1,112,000
 and $1,928,000,
 respectively)............  $110,352,051 $34,563,025  $128,171,180  $34,815,484
Foreign Currency, at Value
 (Cost $622 and $244,
 respectively)............           --          623           --           244
Cash......................           607         338           --         1,903
Receivable for Investments
 Sold.....................     1,239,162     956,000           --       987,806
Receivable for Portfolio
 Shares Sold..............        57,209         --            --           --
Dividends Receivable......       146,389         --            --        25,748
Interest Receivable.......           795     441,034        14,073      140,796
Other Assets..............           680         239         1,346          --
                            ------------ -----------  ------------  -----------
 Total Assets.............   111,796,893  35,961,259   128,186,599   35,971,981
                            ------------ -----------  ------------  -----------
LIABILITIES
Payable for Investments
 Purchased................       139,389   1,947,655           --       778,293
Payable for Portfolio
 Shares Redeemed..........        95,637         500           --           --
Payable for Investment
 Advisory Fees--Note B....        67,837      12,456        23,162       10,018
Payable for Administrative
 Fees--Note C.............        13,403       7,223        14,787        4,424
Payable for Custodian
 Fees--Note D.............         7,425      17,696        27,937          977
Distribution and Service
 Fees Payable--Note E.....         4,921         --            --           --
Payable for Account
 Service Fees--Note F.....           394          34           --           --
Payable for Directors'
 Fees--Note G.............           655         621           846          299
Payable for Daily
 Variation Margin on
 Futures..................           --        8,937           --         3,250
Payable for Dividends.....           --          --        578,334          --
Other Liabilities.........        14,798       9,189         8,158       21,433
                            ------------ -----------  ------------  -----------
 Total Liabilities........       344,459   2,004,311       653,224      818,694
                            ------------ -----------  ------------  -----------
NET ASSETS................  $111,452,434 $33,956,948  $127,533,375  $35,153,287
                            ============ ===========  ============  ===========
NET ASSETS CONSISTS OF:
Paid in Capital...........  $ 88,219,310 $35,408,564  $127,547,635  $32,185,476
Undistributed Net
 Investment Income........       131,964     262,491            94      140,940
Accumulated Net Realized
 Gain (Loss)..............     5,749,474  (2,027,022)      (14,354)     587,341
Unrealized Appreciation...    17,351,686     312,915           --     2,239,530
                            ------------ -----------  ------------  -----------
NET ASSETS................  $111,452,434 $33,956,948  $127,533,375  $35,153,287
                            ============ ===========  ============  ===========
INSTITUTIONAL CLASS
 SHARES:
NET ASSETS................  $ 90,894,259 $33,956,948  $127,533,375  $35,153,287
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)..............     6,435,856   3,600,543   127,546,887    3,206,379
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share....................  $      14.12 $      9.43  $       1.00  $     10.96
                            ============ ===========  ============  ===========
INSTITUTIONAL SERVICE
 CLASS SHARES:
NET ASSETS................  $ 20,558,175         --            --           --
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 10,000,000)..............     1,457,250         --            --           --
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share....................  $      14.11         --            --           --
                            ============ ===========  ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI PORTFOLIOS
                                                      FOR THE PERIOD ENDED
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

                                                 DSI
                                     DSI       LIMITED       DSI
                                 DISCIPLINED   MATURITY     MONEY        DSI
                                    VALUE        BOND       MARKET     BALANCED
                                  PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO*
                                 -----------  ----------  ----------  ----------
 INVESTMENT INCOME
  Dividends....................  $   988,354  $      --   $      --   $  102,737
  Interest.....................      196,311   1,133,245   4,250,005     395,174
                                 -----------  ----------  ----------  ----------
  Total Income.................    1,184,665   1,133,245   4,250,005     497,911
                                 -----------  ----------  ----------  ----------
 EXPENSES
  Investment Advisory Fees--
   Note B......................      371,855      73,872     300,771      51,563
  Administrative Fees--Note C..       80,185      49,755      87,874      19,207
  Custodian Fees--Note D.......        6,737       5,494      15,844         977
  Distribution and Service Plan
   Fees--Note E
  Institutional Service Class..       21,120         --          --          --
  Account Services Fees--Note
   F...........................       15,804         346      11,920         --
  Directors' Fees--Note G......        1,706       1,365       2,148       1,006
  Audit Fees...................        7,966       6,926       6,691       6,388
  Printing Fees................       14,980       5,092       5,032       4,456
  Registration and Filing Fees.        8,331       6,020       8,827      10,076
  Other Expenses...............       10,693       3,102      19,266       1,731
  Account Services Fees
   Waived--Note F..............          --          --      (11,920)        --
  Investment Advisory Fees
   Waived--Note B..............          --          --     (165,424)    (10,313)
                                 -----------  ----------  ----------  ----------
  Net Expenses Before Expense
   Offset......................      539,377     151,972     281,029      85,091
  Expense Offset--Note A.......       (1,667)       (210)        --          --
                                 -----------  ----------  ----------  ----------
  Net Expenses After Expense
   Offset......................      537,710     151,762     281,029      85,091
                                 -----------  ----------  ----------  ----------
 NET INVESTMENT INCOME.........      646,955     981,483   3,968,976     412,820
                                 -----------  ----------  ----------  ----------
 NET REALIZED GAIN (LOSS) ON:
  Investments..................    6,014,923     118,376       1,104     583,581
  Foreign Exchange Transac-
   tions.......................          --      (21,285)        --        3,760
  Futures Contracts............          --     (151,539)        --          --
                                 -----------  ----------  ----------  ----------
 TOTAL NET REALIZED GAIN
  (LOSS).......................    6,014,923     (54,448)      1,104     587,341
                                 -----------  ----------  ----------  ----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments..................    9,748,533    (224,954)        --    2,235,280
  Foreign Exchange Transla-
   tions.......................          --       30,192         --          --
  Futures Contracts............          --       99,906         --        4,250
                                 -----------  ----------  ----------  ----------
 TOTAL NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION....    9,748,533     (94,856)        --    2,239,530
                                 -----------  ----------  ----------  ----------
 NET GAIN (LOSS)...............   15,763,456    (149,304)      1,104   2,826,871
                                 -----------  ----------  ----------  ----------
 NET INCREASE IN NET ASSETS RE-
  SULTING FROM OPERATIONS......  $16,410,411  $  832,179  $3,970,080  $3,239,691
                                 ===========  ==========  ==========  ==========

*  The DSI Balanced Portfolio commenced operations on December 22, 1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $    646,955  $ 1,068,954
  Net Realized Gain................................      6,014,923   14,000,484
  Net Change in Unrealized
   Appreciation/Depreciation.......................      9,748,533    3,453,214
                                                      ------------  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
   TIONS...........................................     16,410,411   18,522,652
                                                      ------------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................       (522,317)  (1,082,593)
  Institutional Service Class*.....................        (76,922)     (27,085)
 Net Realized Gain:
  Institutional Class..............................    (12,032,316)  (8,741,247)
  Institutional Service Class*.....................     (2,097,081)         --
                                                      ------------  -----------
  TOTAL DISTRIBUTIONS..............................    (14,728,636)  (9,850,925)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued...........................................      4,604,424   13,740,810
  In Lieu of Cash Distributions....................     12,497,049    9,778,238
  Redeemed.........................................     (5,711,463) (17,157,284)
                                                      ------------  -----------
  Net Increase from Institutional Class Shares.....     11,390,010    6,361,764
                                                      ------------  -----------
 Institutional Service Class:*
  Issued...........................................      6,386,085   14,980,199
  In Lieu of Cash Distributions....................      2,173,390       27,085
  Redeemed.........................................     (2,167,391)  (1,647,818)
                                                      ------------  -----------
  Net Increase from Institutional Service Class
   Shares..........................................      6,392,084   13,359,466
                                                      ------------  -----------
  Net Increase from Capital Share Transactions.....     17,782,094   19,721,230
                                                      ------------  -----------
  Total Increase...................................     19,463,869   28,392,957
 NET ASSETS:
  Beginning of Period..............................     91,988,565   63,595,608
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $131,964 and $84,248,
   respectively)...................................   $111,452,434  $91,988,565
                                                      ============  ===========

 * Initial offering of Institutional Service Class Shares began on May 23,
   1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $   981,483   $ 1,935,194
  Net Realized Loss................................       (54,448)     (307,049)
  Net Change in Unrealized
   Appreciation/Depreciation.......................       (94,856)      479,556
                                                      -----------   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................       832,179     2,107,701
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income............................      (943,944)   (1,889,501)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS--NOTE J:
 INSTITUTIONAL CLASS:
  Issued...........................................     1,275,566     2,415,782
  In Lieu of Cash Distributions....................       928,761     1,863,265
  Redeemed.........................................      (847,963)   (2,217,432)
                                                      -----------   -----------
  Net Increase from Capital Share Transactions.....     1,356,364     2,061,615
                                                      -----------   -----------
  Total Increase...................................     1,244,599     2,279,815
 NET ASSETS:
  Beginning of Period..............................    32,712,349    30,432,534
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $262,491 and $224,952,
   respectively)...................................   $33,956,948   $32,712,349
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                   ENDED         YEAR ENDED
                                               APRIL 30, 1998    OCTOBER 31,
                                                (UNAUDITED)         1997
                                               --------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income......................  $   3,968,976   $     9,742,027
  Net Realized Gain (Loss)...................          1,104           (15,458)
                                               -------------   ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................      3,970,080         9,726,569
                                               -------------   ---------------
 DISTRIBUTIONS:
  Net Investment Income......................     (3,968,976)       (9,742,027)
                                               -------------   ---------------
 CAPITAL SHARE TRANSACTIONS--NOTE J:
 INSTITUTIONAL CLASS:
  Issued.....................................    470,448,444     1,562,406,196
  In Lieu of Cash Distributions..............      1,213,187         2,676,039
  Redeemed...................................   (496,345,297)   (1,632,974,872)
                                               -------------   ---------------
  Net Decrease from Capital Share
   Transactions..............................    (24,683,666)      (67,892,637)
                                               -------------   ---------------
  Total Decrease.............................    (24,682,562)      (67,908,095)
 NET ASSETS:
  Beginning of Period........................    152,215,937       220,124,032
                                               -------------   ---------------
  End of Period (including undistributed net
   investment income of $94 and $94,
   respectively).............................  $ 127,533,375   $   152,215,937
                                               =============   ===============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   DECEMBER 22,
                                                                     1997* TO
                                                                  APRIL 30, 1998
                                                                   (UNAUDITED)
                                                                  --------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income.........................................   $   412,820
  Net Realized Gain.............................................       587,341
  Net Change in Unrealized Appreciation/Depreciation............     2,239,530
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     3,239,691
                                                                   -----------
 DISTRIBUTIONS:
  Net Investment Income.........................................      (271,880)
                                                                   -----------
 CAPITAL SHARE TRANSACTIONS--NOTE J:
 INSTITUTIONAL CLASS:
  Issued........................................................    32,050,912
  In Lieu of Cash Distributions.................................       271,880
  Redeemed......................................................      (137,316)
                                                                   -----------
  Net Increase from Capital Share Transactions..................    32,185,476
                                                                   -----------
  Total Increase................................................    35,153,287
 NET ASSETS:
  Beginning of Period...........................................           --
                                                                   -----------
  End of Period (including undistributed net investment income
   of $140,940).................................................   $35,153,287
                                                                   ===========

 * Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS SHARES
                          ----------------------------------------------------------
                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 -------------------------------------------
                           (UNAUDITED)    1997     1996     1995     1994     1993
                          -------------- -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 14.27     $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62
                             -------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..        0.09        0.19     0.23     0.25     0.22     0.22
 Net Realized and
  Unrealized Gain.......        2.04        3.10     2.26     1.70     0.17     2.09
                             -------     -------  -------  -------  -------  -------
 Total from Investment
  Operations............        2.13        3.29     2.49     1.95     0.39     2.31
                             -------     -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net Investment Income..       (0.09)      (0.20)   (0.22)   (0.25)   (0.22)   (0.21)
 Net Realized Gain......       (2.19)      (1.81)   (1.04)   (1.05)   (1.78)     --
                             -------     -------  -------  -------  -------  -------
 Total Distributions....       (2.28)      (2.01)   (1.26)   (1.30)   (2.00)   (0.21)
                             -------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 14.12     $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72
                             =======     =======  =======  =======  =======  =======
TOTAL RETURN............       17.51%**    28.99%   22.92%   20.12%    3.48%   21.92%
                             =======     =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $90,894     $78,545  $63,596  $47,938  $49,002  $42,170
Ratio of Expenses to
 Average Net Assets.....        1.04%*      1.05%    1.04%    1.00%    1.09%    1.04%
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.35%*      1.42%    1.89%    2.26%    2.02%    1.88%
Portfolio Turnover Rate.          37%        126%     135%     121%     184%     149%
Average Commission Rate
 #......................     $0.0591     $0.0594  $0.0588      N/A      N/A      N/A
Ratio of Expenses to
 Average Net
 Assets Including
 Expense Offsets........        1.04%*      1.05%    1.04%    0.99%     N/A      N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  INSTITUTIONAL SERVICE CLASS SHARES
                                  ------------------------------------------
                                      SIX MONTHS               MAY 23,
                                        ENDED                1997*** TO
                                    APRIL 30, 1998           OCTOBER 31,
                                     (UNAUDITED)                1997
                                  ------------------       -----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................     $           14.25       $           13.10
                                     -----------------       -----------------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..........                  0.08                    0.07
 Net Realized and Unrealized
  Gain..........................                  2.04                    1.15
                                     -----------------       -----------------
 Total from Investment
  Operations....................                  2.12                    1.22
                                     -----------------       -----------------
DISTRIBUTIONS:
 Net Investment Income..........                 (0.07)                  (0.07)
 Net Realized Gain..............                 (2.19)                    --
                                     -----------------       -----------------
 Total Distributions............                 (2.26)                  (0.07)
                                     -----------------       -----------------
NET ASSET VALUE, END OF PERIOD..     $           14.11       $           14.25
                                     =================       =================
TOTAL RETURN....................                 17.45%**                 9.31%**
                                     =================       =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................     $          20,558       $          13,444
Ratio of Expenses to Average Net
 Assets.........................                  1.29%*                  1.30%*
Ratio of Net Investment Income
 to Average Net Assets..........                  1.07%*                  0.68%*
Portfolio Turnover Rate.........                    37%                    126%
Average Commission Rate.........     $          0.0591       $          0.0594
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets........................                  1.29%*                  1.30%*

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS SHARES
                          -----------------------------------------------------------
                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 --------------------------------------------
                           (UNAUDITED)    1997     1996     1995     1994      1993
                          -------------- -------  -------  -------  -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  9.46     $  9.40  $  9.51  $  9.31  $  9.95   $ 10.56
                             -------     -------  -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..        0.28        0.58     0.62     0.69     0.56      0.68
 Net Realized and
  Unrealized Gain
  (Loss)................       (0.04)       0.05    (0.13)    0.17    (0.70)    (0.16)
                             -------     -------  -------  -------  -------   -------
 Total from Investment
  Operations............        0.24        0.63     0.49     0.86    (0.14)     0.52
                             -------     -------  -------  -------  -------   -------
DISTRIBUTIONS:
 Net Investment Income..       (0.27)      (0.57)   (0.60)   (0.66)   (0.50)    (0.70)
 Net Realized Gain......         --          --       --       --       --      (0.43)
                             -------     -------  -------  -------  -------   -------
 Total Distributions....       (0.27)      (0.57)   (0.60)   (0.66)   (0.50)    (1.13)
                             -------     -------  -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.................     $  9.43     $  9.46  $  9.40  $  9.51  $  9.31   $  9.95
                             =======     =======  =======  =======  =======   =======
TOTAL RETURN............        2.57%**     6.93%    5.34%    9.58%   (1.39)%    5.22%
                             =======     =======  =======  =======  =======   =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $33,957     $32,712  $30,433  $29,294  $30,220   $33,724
Ratio of Expenses to
 Average Net Assets.....        0.93%*      0.95%    1.00%    0.88%    0.88%     0.79%
Ratio of Net Investment
 Income to Average Net
 Assets.................        5.98%*      6.17%    6.55%    7.12%    5.68%     6.50%
Portfolio Turnover Rate.          46%         51%     121%     126%     274%      167%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.92%*      0.94%    0.99%    0.87%     N/A       N/A

 * Annualized
** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         INSTITUTIONAL CLASS SHARES
                         -------------------------------------------------------------------
                           SIX MONTHS
                             ENDED                 YEARS ENDED OCTOBER 31,
                         APRIL 30, 1998  ---------------------------------------------------
                          (UNAUDITED)      1997       1996       1995       1994      1993
                         --------------  --------   --------   --------   --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.000     $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
                            --------     --------   --------   --------   --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income..       0.026        0.051      0.051      0.053      0.033     0.026
                            --------     --------   --------   --------   --------  --------
 Total from Investment
  Operations............       0.026        0.051      0.051      0.053      0.033     0.026
                            --------     --------   --------   --------   --------  --------
DISTRIBUTIONS:
 Net Investment Income..      (0.026)      (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
                            --------     --------   --------   --------   --------  --------
 Total Distributions....      (0.026)      (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
                            --------     --------   --------   --------   --------  --------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.000     $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
                            ========     ========   ========   ========   ========  ========
TOTAL RETURN............        2.64%**+     5.26%+     5.26%+     5.48%+     3.30%     2.63%
                            ========     ========   ========   ========   ========  ========
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $127,533     $152,216   $220,124   $124,147   $112,085  $188,419
Ratio of Expenses to
 Average Net Assets.....        0.37%*       0.37%      0.38%      0.50%      0.56%     0.58%
Ratio of Net Investment
 Income to Average Net
 Assets.................        5.28%*       5.14%      5.14%      5.35%      3.07%     2.60%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................        0.24%*       0.23%      0.22%      0.07%       N/A       N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.37%*       0.37%      0.38%      0.49%       N/A       N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain expenses not been waived for the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                 INSTITUTIONAL
                                                                  CLASS SHARES
                                                                 --------------
                                                                  DECEMBER 22,
                                                                   1997*** TO
                                                                 APRIL 30, 1998
                                                                  (UNAUDITED)
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income..........................................       0.13
 Net Realized and Unrealized Gain...............................       0.92
                                                                    -------
 Total from Investment Operations...............................       1.05
                                                                    -------
DISTRIBUTIONS:
 Net Investment Income..........................................      (0.09)
                                                                    -------
 Total Distributions............................................      (0.09)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..................................    $ 10.96
                                                                    =======
TOTAL RETURN....................................................      10.46%**+
                                                                    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................    $35,153
Ratio of Expenses to Average Net Assets.........................       0.74%*
Ratio of Net Investment Income to Average Net Assets............       3.57%*
Portfolio Turnover Rate.........................................         29%
Average Commission Rate.........................................    $0.0594
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by the Adviser to Average Net Assets...................       0.09%*
Ratio of Expenses to Average Net
 Assets Including Expense Offsets...............................       0.74%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived for the period indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The DSI Disci-plined Value Portfolio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio, and DSI Balanced Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The portfolios are authorized to offer two separate classes of shares--Insti-tutional Class Shares and Institutional Service Class Shares. As of April 30, 1998, DSI Disciplined Value Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institu-tional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

    DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

    DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total re-turn consistent with reasonable risk to principal by investing in invest-ment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

    DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income con-sistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non-financial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

    DSI BALANCED PORTFOLIO seeks to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: The DSI Money Market Portfolio values all securi-ties utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity se-curities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is pri-marily traded. Unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations pro-vided by brokers and/or a pricing service which uses information with re-spect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships be-tween securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other as-sets and securities for which no quotations are readily available is de-termined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    Each Portfolio, except the DSI Money Market Portfolio, may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income earned or gains realized or repatriated. These Portfolios accrue such taxes when the related income is earned or gains are realized.

    At April 30, 1998, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                 OCTOBER 31,
                            ------------------------------------------------------
        DSI PORTFOLIO        2001     2002     2003     2004     2005     TOTAL
        -------------       ------ ---------- ------- -------- -------- ----------
   Limited Maturity Bond... $8,328 $1,606,712 $68,688 $137,755 $243,544 $2,065,027
   Money Market............    --         --      --       --    15,459     15,459

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FUTURES AND OPTIONS CONTRACTS: Each Portfolio, except the DSI Money Market Portfolio, may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to purchase. Each Portfolio, except the DSI Money Market Portfolio, may also write covered options on securities it owns or in which it may invest to increase its current returns.

    The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The following Portfolios had futures contracts open at April 30, 1998:

                                                                       NET
                                            AGGREGATE               UNREALIZED
                                  NUMBER OF    FACE    EXPIRATION  APPRECIATION
   CONTRACTS                      CONTRACTS   VALUE       DATE    (DEPRECIATION)
   ---------                      --------- ---------- ---------- --------------
   Sales:
   DSI LIMITED MATURITY BOND
    U.S. Treasury 10 Year Note...     11    $1,235,438 June 1998      $7,407
   DSI BALANCED
    U.S. Treasury 10 Year Note...      4       449,250 June 1998       4,250

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

    5. FOREIGN CURRENCY TRANSLATION: The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolios do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

    6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio, except the DSI Money Market Portfolio, may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally declare daily and distribute monthly substantially all of its net investment income. The DSI Disciplined Value, DSI Limited Maturity Bond and DSI Balanced Portfolios will normally distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets for the month and 0.65% of average daily net assets for the month in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets for the month, 0.40% of the next $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $1 billion for DSI Limited Maturity Bond Portfolio; 0.40% of the first $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $500 million for DSI Money Market Portfolio; and 0.45% of average daily net assets for the first twelve months of operations, 0.55% of average daily net assets for the next twelve months of operations and 0.65% of average

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
daily net assets thereafter for the DSI Balanced Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market and DSI Balanced Portfolios at 0.18% of average daily net assets, and 0.36% of average daily net assets, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04%, 0.02% and 0.06% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio and DSI Balanced Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
DSI PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Disciplined Value...................................    $80,185       $50,437
Limited Maturity Bond...............................     49,755        43,188
Money Market........................................     87,874        72,888
Balanced............................................     19,207        12,332

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------
  E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distrib-utor"), a wholly-owned subsidiary of UAM, distributes the shares of the Port-folios. The DSI Disciplined Value Portfolio has adopted a Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class
Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the DSI Disciplined Value Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the DSI Disciplined Value Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Port-folio's net assets. The DSI Disciplined Value Portfolio's Institutional Serv-ice Class Shares are not currently making payments for distribution fees. In addition, the DSI Disciplined Value Portfolio's Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of such Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Limited Maturity Bond, DSI Money Market and DSI Balanced Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered in an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Serv-ice Provider"), a wholly-owned subsidiary of UAM. Under the Services Agree-ment, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Pro-vider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees for the DSI Money Market Portfolio.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government secu-rities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $38,124,067 $34,858,863
Limited Maturity Bond...................................   6,928,107   8,280,690
Balanced................................................  28,442,341   5,977,575

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  Purchases and sales of long-term U.S. Government securities were $10,894,697 and $11,279,515, respectively, for the DSI Limited Maturity Bond Portfolio and $9,368,144 and $4,334,311, respectively, for the DSI Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio. DSI Balanced Portfolio's purchases include in-kind transactions of securities with a value of $28,126,274, including unrealized appreciation of $2,523,047.

  I. LINE OF CREDIT: The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months April 30,1998, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

  J. OTHER: Transactions in capital shares for the portfolios, by class, were as follows:

                                                              INSTITUTIONAL
                           INSTITUTIONAL CLASS SHARES     SERVICE CLASS SHARES
                           ----------------------------  -----------------------
                              PERIOD                     SIX MONTHS
                              ENDED                         ENDED      MAY 23,
                            APRIL 30,      YEAR ENDED     APRIL 30,   1997* TO
                               1998       OCTOBER 31,       1998     OCTOBER 31,
DSI PORTFOLIOS             (UNAUDITED)        1997       (UNAUDITED)    1997
--------------             ------------  --------------  ----------- -----------
DISCIPLINED VALUE:
Shares Issued............       343,344       1,054,305    496,143    1,056,772
In Lieu of Cash Distribu-
 tions...................     1,026,368         838,649    178,687        1,844
Shares Redeemed..........      (439,406)     (1,281,827)  (160,944)    (115,252)
                           ------------  --------------   --------    ---------
Net Increase from Capital
 Share Transactions......       930,306         611,127    513,886      943,364
                           ============  ==============   ========    =========
LIMITED MATURITY BOND:
Shares Issued............       134,952         257,032        --           --
In Lieu of Cash Distribu-
 tions...................        99,071         199,681        --           --
Shares Redeemed..........       (90,106)       (235,983)       --           --
                           ------------  --------------   --------    ---------
Net Increase from Capital
 Share Transactions......       143,917         220,730        --           --
                           ============  ==============   ========    =========
MONEY MARKET:
Shares Issued............   470,448,444   1,562,406,186        --           --
In Lieu of Cash Distribu-
 tions...................     1,213,187       2,676,039        --           --
Shares Redeemed..........  (496,345,297) (1,632,974,857)       --           --
                           ------------  --------------   --------    ---------
Net Decrease from Capital
 Share Transactions......   (24,683,666)    (67,892,632)       --           --
                           ============  ==============   ========    =========
BALANCED:**
Shares Issued............     3,194,038             --         --           --
In Lieu of Cash Distribu-
 tions...................        24,866             --         --           --
Shares Redeemed..........       (12,525)            --         --           --
                           ------------  --------------   --------    ---------
Net Increase from Capital
 Share Transactions......     3,206,379             --         --           --
                           ============  ==============   ========    =========

_____________
 * Initial Offering of Institutional Service Class Shares.
** The Balanced Portfolio commenced operations on December 22, 1997.

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

  At April 30, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value--Institutional Class...................       2          51%
Disciplined Value--Institutional Service Class...........       2          53
Limited Maturity Bond....................................       1          53
Money Market.............................................       1          66
Balanced.................................................       1         100

UAM Funds                               DSI Portfolios

-------------------------------------------------------------------

Officers And Directors

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary

Nancy J. Dunn                           Karl O. Hartmann
Director                                Assistant Secretary

Philip D. English                       Gary L.French
Director                                Treasurer

William A. Humenuk                      Robert R. Flaherty
Director                                Assistant Treasurer

Charles H. Salisbury, Jr.               Gordon M. Shone
Director and Executive Vice President   Assistant Treasurer

Peter M. Whitman, Jr.
Director

---------------------------------------------------------------------

Investment Advisor
Dewey Square Investors Corporation
One Financial Center
Boston, MA 02111

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 10260

Legal Counsel
Drinker, Biddle & Reath
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496
                                           ------------------------------------
Independent Accountants                    This report has been prepared for
Price Waterhouse LLP                       shareholders and may be distributed
160 Federal Street                         to others only if preceded or
Boston, MA 02110                           accompanied by a current prospectus.
                                           ------------------------------------
Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                               UAM Funds

                                               Semi-Annual Report


-------------------------------------
     FMA Small Company Portfolio
-------------------------------------
                                April 30, 1998











                                               UAM

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------
Dear Shareholder:

  Economic woes in Southeast Asia and heavy buying of large capitalization mutual funds from tax refunds and IRA contributions propelled the unmanaged Standard & Poor's 500 Index 22.50% higher in the six month period ended April 30, 1998. The liquidity provided by the large capitalization sector of the market drew investors away from the small capitalization sector contributing to the unmanaged Russell 2000 Index return of 11.88% for the same period. Given this challenging investment environment, we are pleased to report that the FMA Small Company Portfolio returned 12.29% for the Institutional Class shares and 12.09% for the Institutional Service Class shares, outperforming the unmanaged Russell 2000 by 0.41% and 0.21%, respectively.

  True to our investment style, we continued to invest in high quality companies with improving earnings growth, healthy balance sheets and strong cash flow at relatively low valuations. Over the past six months, we have maintained our overweightings in the financial and consumer staples sectors while retaining our underweighted positions in the technology and utility sectors of the market. Recent portfolio shifts include an increase in the energy and industrial sectors of the portfolio. Following the dramatic sell-off in the energy group earlier this year, we found that valuations more adequately reflected the group's fundamentals which appear to be improving as oil-producing nations recently reached a production reduction agreement. Our increased weighting in the industrial sector of the market stemmed from our conviction that the economy will sustain its growth record through the next several quarters.

  We continue to believe that the continued outperformance of large capitalization stocks has created very attractive relative valuations within the small capitalization sector of the market. At the same time, corporate earnings growth of large capitalization companies has slowed to low single digit rates thus far in 1998. It remains our belief that the convergence of these two factors will result in an increased investor focus toward the small capitalization sector of the market, where earnings growth is superior and relative valuation is increasingly appealing. Finally, the pressure on larger companies to meet earnings projections will likely drive increased consolidation of fundamentally strong small capitalization companies. With this as a backdrop, we continue to find ample opportunities for attractive investment within the small capitalization sector.

Yours truly,

/s/ Patricia A Falkowski

Patricia A Falkowski
President and Chief Investment Officer
and Portfolio Manager

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.
Comparisons of performance assume reinvestment of dividends.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.0%

                                                            SHARES    VALUE+
                                                            ------- -----------
 AEROSPACE & DEFENSE - 1.6%
  *Aviation Sales Co.......................................  80,100 $ 2,853,563
                                                                    -----------
 AUTOMOTIVE - 0.7%
  Borg-Warner Automotive, Inc..............................  21,800   1,355,688
                                                                    -----------
 BANKS - 15.0%
  City National Corp. ..................................... 150,840   5,609,362
  Community First Bankshares, Inc. ........................ 104,150   5,233,537
  *Fidelity National Corp. ................................ 114,100   1,597,400
  First Midwest Bancorp, Inc. .............................  94,700   4,906,644
  National Commerce Bancorp................................ 101,470   4,464,680
  Premier Bancshares, Inc. ................................  97,550   2,505,816
  Webster Financial Corp. .................................  84,500   2,862,437
                                                                    -----------
                                                                     27,179,876
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 9.7%
  *Canandaigua Brands, Inc., Class A.......................  78,450   4,079,400
  Earthgrains Co. ......................................... 105,300   4,922,775
  Lance, Inc. ............................................. 231,860   4,912,534
  Smucker (J.M.) Co., Class B.............................. 152,986   3,690,787
                                                                    -----------
                                                                     17,605,496
                                                                    -----------
 BROADCASTING & PUBLISHING - 1.8%
  Meredith Corp. ..........................................  77,574   3,335,682
                                                                    -----------
 BUILDING MATERIALS - 5.6%
  *Giant Cement Holding, Inc. .............................  77,700   2,175,600
  Lone Star Industries, Inc. ..............................  43,500   3,594,188
  *Nortek, Inc. ........................................... 150,056   4,379,760
                                                                    -----------
                                                                     10,149,548
                                                                    -----------
 ENERGY - 7.1%
  *Offshore Logistics, Inc. ............................... 175,600   4,082,700
  Santa Fe Energy Resources, Inc. ......................... 306,173   3,157,409
  *Veritas DGC, Inc. ...................................... 103,100   5,586,731
                                                                    -----------
                                                                     12,826,840
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
 FINANCIAL SERVICES - 4.5%
  Investors Financial Services Corp. .......................  85,924 $ 4,596,934
  UMB Financial Corp. ......................................  62,315   3,676,585
                                                                     -----------
                                                                       8,273,519
                                                                     -----------
 HEALTH CARE - 6.8%
  *IDEXX Laboratories, Inc. ................................ 199,900   4,397,800
  *Sierra Health Services, Inc. ............................ 124,450   4,783,547
  *Universal Health Services, Inc., Class B.................  54,690   3,148,093
                                                                     -----------
                                                                      12,329,440
                                                                     -----------
 INDUSTRIAL - 9.5%
  AMETEK, Inc............................................... 147,600   4,492,575
  Applied Power, Inc., Class A.............................. 107,340   4,011,832
  *Middleby Corp. .......................................... 110,400     869,400
  Regal-Beloit Corp......................................... 123,490   3,797,317
  Watts Industries, Inc., Class A........................... 159,400   4,084,625
                                                                     -----------
                                                                      17,255,749
                                                                     -----------
 INSURANCE - 4.5%
  Protective Life Corp. .................................... 119,548   4,438,220
  *Triad Guaranty, Inc. .................................... 110,500   3,839,875
                                                                     -----------
                                                                       8,278,095
                                                                     -----------
 LODGING & RESTAURANTS - 4.5%
  Bob Evans Farm, Inc. ..................................... 215,760   4,342,170
  *Brinker International, Inc. ............................. 159,611   3,830,664
                                                                     -----------
                                                                       8,172,834
                                                                     -----------
 METALS - 2.5%
  *Titanium Metals Corp. ................................... 168,500   4,465,250
                                                                     -----------
 MEDICAL SUPPLIES DISTRIBUTION - 2.9%
  Owens & Minor, Inc., Holding Company...................... 295,050   5,255,578
                                                                     -----------
 REAL ESTATE INVESTMENT TRUSTS - 1.5%
  Nationwide Health Properties, Inc. ....................... 114,370   2,687,695
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                            ------- ------------
 RETAIL - 2.6%
  *Dominick's Supermarkets, Inc. .........................  115,710 $  4,635,632
                                                                    ------------
 SAVINGS & LOANS - 4.1%
  Commercial Federal Corp. ...............................   72,096    2,613,480
  First Financial Holdings, Inc. .........................  105,800    2,473,075
  InterWest Bancorp, Inc..................................   53,600    2,358,400
                                                                    ------------
                                                                       7,444,955
                                                                    ------------
 SPECIALTY CHEMICALS - 1.0%
  Dexter Corp . ..........................................   44,560    1,840,885
                                                                    ------------
 TELECOMMUNICATIONS EQUIPMENT - 2.4%
  *Coherent Communications Systems Corp. .................   88,200    4,321,800
                                                                    ------------
 TEXTILES & APPAREL - 2.4%
  Guilford Mills, Inc. ...................................  153,830    4,345,697
                                                                    ------------
 TRANSPORTATION - 1.9%
  Werner Enterprises, Inc. ...............................  145,050    3,481,200
                                                                    ------------
 UTILITIES - 2.4%
  CILCORP, Inc. ..........................................   92,450    4,420,266
                                                                    ------------
  TOTAL COMMON STOCKS (Cost $157,137,143)..........................  172,515,288
                                                                    ------------

 SHORT TERM INVESTMENT - 4.9%
                                                         FACE
                                                        AMOUNT
                                                      -----------
 REPURCHASE AGREEMENT - 4.9%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $8,848,320,
   collateralized by $7,713,825 of various U.S.
   Treasury Obligations, 5.50%-14.00% due 5/15/04-
   11/25/27, valued at $8,947,540 (Cost $8,847,000)..  $8,847,000    8,847,000
                                                                  ------------
  TOTAL INVESTMENTS - 99.9% (Cost $165,984,143)(a)...............  181,362,288
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%......................      287,158
                                                                  ------------
  NET ASSETS - 100%.............................................. $181,649,446
                                                                  ============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $165,984,143. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $15,378,145. This consisted of aggregate gross unrealized appreciation for all securities of $17,709,444 and aggregate gross unrealized depreciation for all securities of $2,331,299.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost............................................ $165,984,143
                                                                  ============
 Investments, at Value........................................... $181,362,288
 Cash............................................................           96
 Receivable for Portfolio Shares Sold............................    1,831,123
 Dividends Receivable............................................      112,454
 Interest Receivable.............................................        1,320
 Other Assets....................................................        9,196
                                                                  ------------
  Total Assets...................................................  183,316,477
                                                                  ------------
 LIABILITIES
 Payable for Investments Purchased...............................    1,260,813
 Payable for Portfolio Shares Redeemed...........................      290,904
 Payable for Investment Advisory Fees--Note B....................       94,025
 Payable for Administrative Fees--Note C.........................       13,576
 Payable for Custodian Fees--Note D..............................        5,577
 Payable for Distribution Fees--Note E...........................        1,543
 Payable for Directors' Fees--Note G.............................          593
                                                                  ------------
  Total Liabilities..............................................    1,667,031
                                                                  ------------
 NET ASSETS...................................................... $181,649,446
                                                                  ============
 NET ASSETS CONSIST OF:
 Paid in Capital................................................. $165,280,991
 Undistributed Net Investment Income.............................       82,876
 Accumulated Net Realized Gain...................................      907,434
 Unrealized Appreciation.........................................   15,378,145
                                                                  ------------
 NET ASSETS...................................................... $181,649,446
                                                                  ============
 INSTITUTIONAL CLASS SHARES:
 NET ASSETS...................................................... $176,623,451
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)....................................................   10,574,201
 NET ASSET VALUE, Offering and Redemption Price Per Share........ $      16.70
                                                                  ============
 INSTITUTIONAL SERVICE CLASS SHARES:
 NET ASSETS...................................................... $  5,025,995
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  10,000,000)....................................................      301,372
 NET ASSET VALUE, Offering and Redemption Price Per Share........ $      16.68
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     FOR THE SIX MONTHS ENDED
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends......................................................... $  489,813
 Interest..........................................................    244,539
                                                                    ----------
  Total Income.....................................................    734,352
                                                                    ----------
 EXPENSES
 Investment Advisory Fees--Note B..................................    338,170
 Administrative Fees--Note C.......................................     68,834
 Printing Fees.....................................................     17,912
 Registration and Filing Fees......................................     15,324
 Distribution and Service Plan Fees--Note E:
  Institutional Service Class......................................      9,272
 Custodian Fees--Note D............................................      4,330
 Directors' Fees--Note G...........................................      1,478
 Account Services Fees--Note F.....................................      1,365
 Other Expenses....................................................     27,804
 Account Services Fees Waived--Note F..............................     (1,365)
 Investment Advisory Fees Waived--Note B...........................     (8,017)
                                                                    ----------
  Net Expenses Before Expense Offset...............................    475,107
 Expense Offset--Note A............................................     (1,298)
                                                                    ----------
  Net Expenses After Expense Offset................................    473,809
                                                                    ----------
 NET INVESTMENT INCOME.............................................    260,543
                                                                    ----------
 NET REALIZED GAIN ON INVESTMENTS..................................    909,758
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS......................................................  7,891,187
                                                                    ----------
 NET GAIN ON INVESTMENTS...........................................  8,800,945
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $9,061,488
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS      YEAR
                                                         ENDED         ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $    260,543  $   152,719
  Net Realized Gain................................        909,758    5,652,960
  Net Change in Unrealized
   Appreciation/Depreciation.......................      7,891,187    4,904,778
                                                      ------------  -----------
  Net Increase in Net Assets Resulting from
   Operations......................................      9,061,488   10,710,457
                                                      ------------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................       (198,401)    (239,184)
  Institutional Service Class*.....................         (3,012)      (2,725)
 Net Realized Gain:
  Institutional Class..............................     (5,194,461)  (3,781,382)
  Institutional Service Class*.....................       (458,826)         --
                                                      ------------  -----------
  Total Distributions..............................     (5,854,700)  (4,023,291)
                                                      ------------  -----------
 CAPITAL SHARE TRANSACTIONS-NOTE J:
 Institutional Class:
  Issued...........................................    152,402,149   22,664,617
  In Lieu of Cash Distributions....................      5,160,681    4,004,151
  Redeemed.........................................    (29,140,202)  (8,799,304)
                                                      ------------  -----------
  Net Increase from Institutional Class Shares.....    128,422,628   17,869,464
                                                      ------------  -----------
 Institutional Service Class:*
  Issued...........................................        208,369    4,074,384
  In Lieu of Cash Distributions....................        461,838        2,724
  Redeemed.........................................        (24,281)    (212,783)
                                                      ------------  -----------
  Net Increase from Institutional Service Class
   Shares..........................................        645,926    3,864,325
                                                      ------------  -----------
  Net Increase from Capital Share Transactions.....    129,068,554   21,733,789
                                                      ------------  -----------
  Total Increase...................................    132,275,342   28,420,955
 Net Assets:
  Beginning of Period..............................     49,374,104   20,953,149
                                                      ------------  -----------
  End of Period (including undistributed net
   investment income of $82,876 and $23,746,
   respectively)...................................   $181,649,446  $49,374,104
                                                      ============  ===========

* Initial offering of Institutional Service Class Shares began on August 1,
  1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INSTITUTIONAL CLASS SHARES
                         ----------------------------------------------------------
                           SIX MONTHS
                             ENDED              YEARS ENDED OCTOBER 31,
                         APRIL 30, 1998 -------------------------------------------
                          (UNAUDITED)    1997     1996     1995     1994     1993
                         -------------- -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  16.60    $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36
                            --------    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.03       0.06     0.09     0.08     0.01     0.02
 Net Realized and
  Unrealized Gain.......        1.87       4.97     2.46     1.47     0.50     3.88
                            --------    -------  -------  -------  -------  -------
 Total From Investment
  Operations............        1.90       5.03     2.55     1.55     0.51     3.90
                            --------    -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net Investment Income..       (0.03)     (0.13)   (0.09)   (0.08)     --     (0.02)
 Net Realized Gain......       (1.77)     (2.41)   (1.60)   (0.41)   (2.62)     --
                            --------    -------  -------  -------  -------  -------
 Total Distributions....       (1.80)     (2.54)   (1.69)   (0.49)   (2.62)   (0.02)
                            --------    -------  -------  -------  -------  -------
CAPITAL CONTRIBUTION....         --         --      0.06      --       --       --
                            --------    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $  16.70    $ 16.60  $ 14.11  $ 13.19  $ 12.13  $ 14.24
                            ========    =======  =======  =======  =======  =======
TOTAL RETURN+...........       12.29%**   42.33%   22.51%   13.57%    4.54%   37.65%
                            ========    =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $176,623    $45,060  $20,953  $20,847  $19,561  $18,569
Ratio of Expenses to
 Average Net Assets.....        1.03%*     1.03%    1.03%    1.03%    1.03%    1.03%
Ratio of Net Investment
 Income to Average Net
 Assets ................        0.60%*     0.50%    0.75%    0.66%    0.06%    0.14%
Portfolio Turnover
 Rate...................          11%        86%     106%     170%     121%     163%
Average Commission Rate
 #......................    $ 0.0598    $0.0583  $0.0600      N/A      N/A      N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................        0.02%*     0.29%    0.48%    0.32%    0.29%    0.26%
Ratio of Expenses to
 Average Net
 Assets Including
 Expense Offsets........        1.03%*     1.03%    1.03%    1.03%     N/A      N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              INSTITUTIONAL SERVICE
                                   CLASS SHARES
                           ---------------------------
                             SIX MONTHS     AUGUST 1,
                               ENDED       1997*** TO
                           APRIL 30, 1998  OCTOBER 31,
                            (UNAUDITED)       1997
                           -------------- ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....     $ 16.59     $ 14.95
                              -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...        0.02        0.01
 Net Realized and
  Unrealized Gain........        1.85        1.64
                              -------     -------
 Total From Investment
  Operations.............        1.87        1.65
                              -------     -------
DISTRIBUTIONS:
 Net Investment Income...       (0.01)      (0.01)
 Net Realized Gain.......       (1.77)        --
                              -------     -------
 Total Distributions.....       (1.78)      (0.01)
                              -------     -------
NET ASSET VALUE, END OF
 PERIOD..................     $ 16.68     $ 16.59
                              =======     =======
TOTAL RETURN+............       12.09%**    11.04%**
                              =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............     $ 5,026     $ 4,314
Ratio of Expenses to
 Average Net Assets......        1.43%*      1.43%*
Ratio of Net Investment
 Income to Average Net
 Assets..................        0.26%*      0.24%*
Portfolio Turnover Rate..          11%        100%
Average Commission Rate..     $0.0598     $0.0583
Ratio of Voluntarily
 Waived Fees and Expenses
 Assumed by the Adviser
 to Average Net Assets...        0.05%*      0.21%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................        1.43%*      1.43%*

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio offers two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------
  the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets for the Portfolio's Institutional Class Shares and 1.43% of the average daily net assets for the Portfolio's Institutional Service Class Shares.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets for the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $68,834 from the Portfolio as Administrator of which $50,799 was paid to CGFSC for its services as sub-Administrator.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Institutional Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the Portfolio's Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by the clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive a portion of its fees, if necessary, in order to keep the Portfolio's total annual operating expenses after the effect of expense offset arrangements, from exceeding 1.03% and 1.43% of average daily net assets for the Institutional Class Shares and Institutional Service Class Shares, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $128,725,498 and sales of $9,526,121 of investment

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------
securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: Transactions in capital shares for the Portfolio, by class, are as follows:

                               INSTITUTIONAL          INSTITUTIONAL SERVICE
                                CLASS SHARES               CLASS SHARES
                         -------------------------- --------------------------
                           SIX MONTHS                 SIX MONTHS    AUGUST 1,
                             ENDED      YEAR ENDED      ENDED       1997* TO
                         APRIL 30, 1998 OCTOBER 31, APRIL 30, 1998 OCTOBER 31,
                          (UNAUDITED)      1997      (UNAUDITED)      1997
                         -------------- ----------- -------------- -----------
Shares Issued...........    9,308,881    1,477,037      13,023       272,439
In Lieu of Cash
  Distributions.........      332,870      329,704      29,875           162
Shares Redeemed.........   (1,781,586)    (577,834)     (1,484)      (12,643)
                           ----------    ---------      ------       -------
Net Increase from
  Capital Share
  Transactions..........    7,860,165    1,228,907      41,414       259,958
                           ==========    =========      ======       =======

  At April 30, 1998, 46% and 90% of total shares outstanding were held by 1 and 1 record shareholder of Institutional Class Shares and Institutional Service Class Shares, respectively, owning 10% or greater of the aggregate total shares outstanding.
-----------
* Initial Offering of Institutional Service Class Shares

UAM Funds                                           FMA Small Company
                                                    Portfolio
================================================================================

Officers and Directors

Norton H. Reamer                                    William H. Park
Director, President and Chairman                    Vice President

John T. Bennett, Jr.                                Michael E. DeFao
Director                                            Secretary

Nancy J. Dunn                                       Karl O. Hartmann
Director                                            Assistant Secretary

Philip D. English                                   Gary L. French
Director                                            Treasurer

William A. Humenuk                                  Robert R. Flaherty
Director                                            Assistant Treasurer

Charles H. Salisbury, Jr.                           Gordon M. Shone
Director and Executive Vice President               Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Fiduciary Management Associates, Inc.
55 West Monroe Street, Suite 2550
Chicago, IL 60603-5093

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants                    ------------------------------------
Price Waterhouse LLP                       This report has been prepared for
160 Federal Street                         shareholders and may be distributed
Boston, MA 02110                           to others only if preceded or
                                           accompanied by a current prospectus.
Distributor                                ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       UAM Funds
                                       Semi-Annual Report



ICM Equity Portfolio


                                       April 30, 1998

                                               [LOGO OF UAM FUNDS APPEARS  HERE]

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
                                                   APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   4
Statement of Assets and Liabilities.........................................   7
Statement of Operations.....................................................   8
Statement of Changes in Net Assets..........................................   9
Financial Highlights........................................................  10
Notes to Financial Statements...............................................  11


--------------------------------------------------------------------------------

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

During this year's first half that ended April 30, 1998, the net asset value per share of the ICM Equity Portfolio increased from $18.27 to $20.02. Including reinvestment of dividends and capital gains distributions that amounted to $0.53, the total return achieved in the portfolio was 12.76%. As seen below, the second quarter, ending April 30, 1998, witnessed a rebound in value. Nevertheless, the Portfolio trailed the S&P 500 Index during the first half.

                                                    TOTAL RETURN
                                     -------------------------------------------
                                     FIRST QUARTER SECOND QUARTER   FIRST HALF
                                     NOV. 1, 1997- FEB. 1, 1998-  NOV. 1, 1997-
                                     JAN. 31, 1998 APRIL 30, 1998 APRIL 30, 1998
                                     ------------- -------------- --------------
ICM EQUITY PORTFOLIO................     0.12%         12.63%         12.76%
S&P 500 Index.......................     7.60%         13.85%         22.50%

The market's advance has led to record valuations, as measured by most traditional benchmarks such as price/earnings and price/cash flow ratios. We believe several forces are at work in this market and that they have served to focus investor interest primarily on the largest companies. First, there is the continuing flood of individuals' money into the marketplace, against a backdrop of a healthy economy and a stable monetary environment. As the market advances, monies must be put to work relatively quickly, encouraging portfolio managers to buy the larger and more marketable companies. Secondly, Asia's problems that unfolded in 1997 have shaken confidence, further encouraging investors to prefer the largest companies, with presumably the greatest visibility. Finally, we would note recent merger and acquisition activity among very large companies. The monies involved are huge and exceed even the values of all listed securities in a number of emerging markets, which have fallen in such disfavor. In sum, this focus on the largest companies, with seemingly greater visibility and financial clout, has worked to the detriment of investors in smaller companies and/or companies more exposed to the economic cycle since this past fall.

The market's turbulence in the wake of Asia's problems in 1997 presented investors with a number of opportunities. Although the second quarter was impacted by the turbulence that had emerged previously, performance strengthened as the quarter progressed. Several positions were enlarged during the quarter, and several positions were initiated; together, they contributed to the Portfolio's relative performance. The Portfolio's largest holdings as of April 30, 1998, are listed below:

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------


                                                                  % TOTAL EQUITY
TEN LARGEST HOLDINGS                                               MARKET VALUE
--------------------                                              --------------
Philips Electronics N.V. ........................................      3.9%
Delta Air Lines, Inc. ...........................................      3.9%
GenCorp Inc. ....................................................      3.6%
Wellpoint Health Networks, Inc. .................................      3.1%
De Beers Centenary AG ADR........................................      3.0%
Morgan Stanley Dean Witter & Co. ................................      2.7%
United Dominion Realty Trust, Inc. ..............................      2.7%
Cincinnati Milacron, Inc. .......................................      2.6%
Rouse Co. .......................................................      2.6%
Consolidated Edison of New York..................................      2.6%

Many observers have expressed repeated concerns about the market's current valuation. We would note, however, that substantial and sustained market corrections are nearly always caused by a Federal Reserve determined to slow a too-strong economy. Our economy, today, is strong, but as yet, there are no definitive signs of inflation looming nor extraordinary excesses, beyond the possible "exuberance" of the equity markets. We cannot know with certainty what the Federal Reserve will do, but we would not be surprised if the market were both sluggish and volatile in the months immediately ahead. Profit growth cannot continue to outstrip sales or economic growth indefinitely. Nor is it likely that interest rates--a key determinate of the market's price/earnings ratio--will continue to drift lower indefinitely. At the same time, we would note the immediacy of the concerns in Asia. We expect to see corporate profits impacted by a slowdown. Slowing earnings growth, even were the Fed not to tighten, may well be sufficient reason for the market to be less friendly over the near-to-intermediate term.

Our investment strategy is unaltered: we continue to look for companies with attractive investment attributes, at prices below their intrinsic value. With the market trading at historically high levels, we are keenly interested in persistency in results of those companies in which we have invested your funds. We want to emphasize companies not only at attractive prices, but those that also show promise of progress even in a more difficult setting.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------


As of April 30, 1998, the ICM Equity Portfolio held 48 stocks, with the following profile as compared with the S&P 500 Index:

                                                              ICM EQUITY S&P 500
                                                              PORTFOLIO   INDEX
                                                              ---------- -------
Average Price to Earnings*...................................    15.6x    24.5x
Average Price to Book Value*.................................     2.9x     4.5x
Average Return on Equity*....................................    19.8%    18.2%
Median Market Capitalization (billions)......................    $7.3     $7.7

* Based on estimated data.

Respectfully submitted,

/s/ Robert F. Boyd
Robert F. Boyd, CFA
Principal Investment Counselors of Maryland, Inc.
May 18, 1998

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                      DEFINITION OF THE COMPARATIVE INDEX

The returns for the UAM Fund-ICM Equity Portfolio are net of all fees and expenses.
The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                      ICM EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 90.7%

                                                             SHARES   VALUE+
                                                             ------ -----------
 AEROSPACE & DEFENSE - 3.7%
  GenCorp Inc. ............................................. 61,000 $ 1,856,687
  Lockheed Martin Corp. ....................................  1,540     171,518
  Raytheon Co., Class A.....................................  1,166      64,349
                                                                    -----------
                                                                      2,092,554
                                                                    -----------
 AUTOMOTIVE - 3.9%
  Ford Motor Corp. ......................................... 26,770   1,226,401
  TRW, Inc. ................................................ 19,400   1,024,562
                                                                    -----------
                                                                      2,250,963
                                                                    -----------
 BASIC RESOURCES - 3.9%
  Phelps Dodge Corp. ....................................... 15,370   1,031,711
  USX-US Steel Group, Inc. ................................. 30,000   1,173,750
                                                                    -----------
                                                                      2,205,461
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 1.6%
  UST, Inc. ................................................ 32,500     895,781
                                                                    -----------
 CAPITAL EQUIPMENT - 7.2%
  AGCO Corp. ............................................... 34,300     917,525
  Cincinnati Milacron, Inc. ................................ 43,400   1,348,112
  Kennametal, Inc. ......................................... 18,200     970,288
  Parker-Hannifin Corp. .................................... 18,910     843,859
                                                                    -----------
                                                                      4,079,784
                                                                    -----------
 CHEMICALS - 2.0%
  *FMC Corp. ............................................... 14,500   1,124,656
                                                                    -----------
 CONSUMER NON-DURABLES - 2.0%
  Guilford Mills, Inc. ..................................... 40,480   1,143,560
                                                                    -----------
 ENERGY - 9.5%
  Atlantic Richfield Co. ...................................  7,020     547,560
  Equitable Resources, Inc. ................................ 36,500   1,186,250
  Tidewater, Inc. .......................................... 33,200   1,315,550
  Union Pacific Resources Group, Inc. ...................... 48,000   1,146,000
  YPF S.A. ADR.............................................. 35,000   1,220,625
                                                                    -----------
                                                                      5,415,985
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      ICM EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 FINANCIAL SERVICES - 14.5%
  Associates First Capital Corp., Class A..................   7,016 $   524,446
  BankAmerica Corp. .......................................  12,120   1,030,200
  Chase Manhattan Corp. ...................................   5,730     793,963
  Comerica, Inc. ..........................................  17,000   1,137,938
  First Union Corp. .......................................  20,380   1,230,442
  Morgan Stanley Dean Witter & Co. ........................  18,000   1,419,750
  NationsBank Corp. .......................................  13,500   1,022,625
  *Omega Worldwide, Inc. ..................................  11,106      93,707
  Republic New York Corp. .................................   7,790   1,041,912
                                                                    -----------
                                                                      8,294,983
                                                                    -----------
 HEALTH CARE - 2.8%
  *Wellpoint Health Networks, Inc. ........................  22,000   1,586,750
                                                                    -----------
 INSURANCE - 3.1%
  TIG Holdings, Inc. ......................................  31,000     745,938
  Torchmark Corp. .........................................  22,900   1,020,481
                                                                    -----------
                                                                      1,766,419
                                                                    -----------
 MINING - 2.7%
  De Beers Centenary AG ADR................................  60,000   1,530,000
                                                                    -----------
 REAL ESTATE INVESTMENT TRUSTS - 8.6%
  Omega Healthcare Investors, Inc. ........................  33,500   1,164,125
  Pacific Gulf Properties, Inc. ...........................  46,800   1,029,600
  Rouse Co. ...............................................  43,600   1,346,150
  United Dominion Realty Trust, Inc. ...................... 101,000   1,369,812
                                                                    -----------
                                                                      4,909,687
                                                                    -----------
 RETAIL - 5.9%
  Dillard's Inc., Class A..................................  27,800   1,018,175
  J.C. Penney Co., Inc. ...................................  14,400   1,023,300
  *Toys "R" US, Inc. ......................................  47,500   1,309,219
                                                                    -----------
                                                                      3,350,694
                                                                    -----------
 TECHNOLOGY - 9.8%
  Hewlett-Packard Co. .....................................   2,980     224,431
  International Business Machines Corp. ...................   9,960   1,154,115
  Nokia Corp. ADR..........................................  14,000     936,250
  Philips Electronics N.V. ................................  22,600   2,034,000
  *Seagate Technology......................................  46,536   1,241,930
                                                                    -----------
                                                                      5,590,726
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      ICM EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 TRANSPORTATION - 5.7%
  Burlington Northern, Inc. ............................     12,400 $ 1,227,600
  Delta Air Lines, Inc. ................................     17,300   2,011,125
                                                                    -----------
                                                                      3,238,725
                                                                    -----------
 UTILITIES - 3.8%
  Consolidated Edison of New York.......................     29,200   1,321,300
  Edison International..................................     29,200     870,525
                                                                    -----------
                                                                      2,191,825
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $42,417,114)................             51,668,553
                                                                    -----------

 SHORT TERM INVESTMENTS - 8.7%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 REPURCHASE AGREEMENT - 8.7%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $4,927,735,
   collateralized by $4,295,921 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $4,982,992 (Cost $4,927,000)............... $4,927,000   4,927,000
                                                                    -----------
  TOTAL INVESTMENTS - 99.4% (Cost $47,344,114)(a).......             56,595,553
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.6%.............                368,292
                                                                    -----------
  NET ASSETS - 100%.....................................            $56,963,845
                                                                    ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $47,344,114. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $9,251,439. This consisted of aggregate gross unrealized appreciation for all securities of $10,514,159 and aggregate gross unrealized depreciation for all securities of $1,262,720.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      ICM EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost.......................................... $47,344,114
                                                                ===========
 Investments, at Value......................................... $56,595,553
 Cash..........................................................       2,571
 Receivable for Investments Sold...............................     257,887
 Dividends Receivable..........................................     108,058
 Receivable for Shares Sold....................................      40,414
 Interest Receivable...........................................         735
 Other Assets..................................................         224
                                                                -----------
  Total Assets.................................................  57,005,442
                                                                -----------
 LIABILITIES
 Payable for Investment Advisory Fees -- Note B................      22,313
 Payable for Administrative Fees -- Note C.....................       8,555
 Payable for Custodian Fees -- Note D..........................       4,129
 Payable for Directors' Fees -- Note G.........................         584
 Other Liabilities.............................................       6,016
                                                                -----------

  Total Liabilities............................................      41,597
                                                                -----------
 NET ASSETS.................................................... $56,963,845
                                                                ===========
 NET ASSETS CONSIST OF:
 Paid in Capital............................................... $45,360,656
 Undistributed Net Investment Income...........................     247,300
 Accumulated Net Realized Gain.................................   2,104,450
 Unrealized Appreciation.......................................   9,251,439
                                                                -----------
 NET ASSETS.................................................... $56,963,845
                                                                ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)......................................   2,844,780
 Net Asset Value, Offering and Redemption Price Per Share......      $20.02
                                                                     ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   ICM EQUITY PORTFOLIO
                                            FOR THE SIX MONTHS ENDED APRIL 30,
                                            1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends......................................................... $  696,826
 Interest..........................................................     80,039
                                                                    ----------
  Total Income.....................................................    776,865
                                                                    ----------
 EXPENSES
 Investment Advisory Fees -- Note B................................    160,410
 Administrative Fees -- Note C.....................................     54,340
 Shareholder Servicing Fees........................................     14,172
 Account Services Fees -- Note F...................................      8,808
 Registration and Filing Fees......................................      7,299
 Printing Fees.....................................................      6,713
 Audit Fees........................................................      6,649
 Custodian Fees -- Note D..........................................      2,905
 Directors' Fees -- Note G.........................................      1,429
 Other Expenses....................................................      3,869
 Account Services Fees Waived -- Note F............................     (8,808)
 Investment Advisory Fees Waived -- Note B.........................    (26,017)
                                                                    ----------
  Net Expenses Before Expense Offset...............................    231,769
 Expense Offset -- Note A..........................................       (510)
                                                                    ----------
  Net Expenses After Expense Offset................................    231,259
                                                                    ----------
 NET INVESTMENT INCOME.............................................    545,606
                                                                    ----------
 NET REALIZED GAIN ON INVESTMENTS..................................  2,106,006
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS......................................................  3,851,216
                                                                    ----------
 NET GAIN ON INVESTMENTS...........................................  5,957,222
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $6,502,828
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
--------------------------------------------------------------------------------


 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    545,606  $    456,750
  Net Realized Gain...............................      2,106,006     1,008,509
  Net Change in Unrealized
   Appreciation/Depreciation......................      3,851,216     3,935,992
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................      6,502,828     5,401,251
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................       (406,031)     (352,820)
  Net Realized Gain...............................       (995,911)     (795,840)
                                                     ------------  ------------
  Total Distributions.............................     (1,401,942)   (1,148,660)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     11,295,103    34,636,573
  In Lieu of Cash Distributions...................      1,342,734     1,125,401
  Redeemed........................................     (7,373,094)   (1,284,354)
                                                     ------------  ------------
  Net Increase from Capital Share Transactions....      5,264,743    34,477,620
                                                     ------------  ------------
  Total Increase..................................     10,365,629    38,730,211
 NET ASSETS:
  Beginning of Period.............................     46,598,216     7,868,005
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $247,300 and $107,725,
   respectively)..................................   $ 56,963,845  $ 46,598,216
                                                     ============  ============
 (1) Shares Issued and Redeemed:
  Shares Issued...................................        612,328     2,009,663
  In Lieu of Cash Distributions...................         73,617        75,945
  Shares Redeemed.................................       (391,447)      (78,219)
                                                     ------------  ------------
                                                          294,498     2,007,389
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   ICM EQUITY PORTFOLIO
--------------------------------------------------------------------------------


 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS                                     OCTOBER 1,
                             ENDED         YEARS ENDED OCTOBER 31,        1993*** TO
                         APRIL 30, 1998 --------------------------------  OCTOBER 31,
                          (UNAUDITED)    1997     1996     1995    1994      1993
                         -------------- -------  -------  ------  ------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 18.27     $ 14.49  $ 12.14  $10.41  $ 9.94    $10.00
                            -------     -------  -------  ------  ------    ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.19        0.28     0.30    0.26    0.20      0.01
 Net Realized and
  Unrealized Gain
  (Loss)................       2.09        4.74     2.76    1.75    0.45     (0.07)
                            -------     -------  -------  ------  ------    ------
 Total from Investment
  Operations............       2.28        5.02     3.06    2.01    0.65     (0.06)
                            -------     -------  -------  ------  ------    ------
DISTRIBUTIONS
 Net Investment Income..      (0.15)      (0.25)   (0.28)  (0.26)  (0.18)      --
 Net Realized Gain......      (0.38)      (0.99)   (0.43)  (0.02)    --        --
                            -------     -------  -------  ------  ------    ------
 Total Distributions....      (0.53)      (1.24)   (0.71)  (0.28)  (0.18)      --
                            -------     -------  -------  ------  ------    ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 20.02     $ 18.27  $ 14.49  $12.14  $10.41    $ 9.94
                            =======     =======  =======  ======  ======    ======
TOTAL RETURN+...........      12.76%**    36.98%   26.23%  19.62%   6.63%    (0.60)%**
                            =======     =======  =======  ======  ======    ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $56,964     $46,598  $ 7,868  $6,865  $3,659    $1,977
Ratio of Expenses to
 Average Net Assets.....       0.90%*      0.90%    0.90%   0.92%   0.90%     0.90%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       2.12%*      1.91%    2.30%   2.44%   2.15%     1.06%*
Portfolio Turnover
 Rate...................         21%         31%      57%     37%     17%       11%
Average Commission Rate
 #......................    $0.0585     $0.0599  $0.0661     N/A     N/A       N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................       0.14%*      0.37%    1.82%   1.49%   2.29%     6.08%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       0.90%*      0.90%    0.90%   0.90%    N/A       N/A

*   Annualized
**  Not Annualized
*** Commencement of Operations
+ Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of income.
    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses,

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $54,340 from the Portfolio as Administrator of which $38,941 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the

UAM FUNDS                                                  ICM EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $12,104,465 and sales of $10,290,808 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, 49% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

UAM Funds                                   ICM Equity Portfolio

================================================================================

Officers and Directors

Norton H. Reamer                            William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Nancy J. Dunn                               Karl O. Hartmann
Director                                    Assistant Secretary

Philip D. English                           Gary L. French
Director                                    Treasurer

William A. Humenuk                          Robert R. Flaherty
Director                                    Assistant Treasurer

Charles H. Salisbury, Jr.                   Gordon M. Shone
Director and Executive Vice President       Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser

Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, MD 21201

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                   UAM Funds

                              Semi-Annual Report



     ICM Fixed Income Portfolio


                                 April 30, 1998





                       [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets..........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15


--------------------------------------------------------------------------------

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholders:

Performance results for the ICM Fixed Income Portfolio are shown below. For the semi-annual period ended April 30, 1998, the Portfolio returned 3.26% versus 3.59% for the Lehman Brothers Aggregate Index. Performance is presented after investment advisory and administration fees.

PERFORMANCE--ALL PERIODS ENDED APRIL 30, 1998

                                                                 3 MONTH 6 MONTH
                                                                 ------- -------
ICM Fixed Income Portfolio......................................  .47%    3.26%
Lehman Brothers Aggregate Index.................................  .79%    3.59%

THE FIXED INCOME MARKET--SEMI-ANNUAL REVIEW. Returns for the semi-annual period ended April 30, 1998, are composed mostly of earned coupon interest. A generally quiet bond market resulted in only modest increases in bond prices. Only long-term interest rates posted a material decline during the semi-annual period, and most of the change occurred last fall in response to the initial Asian financial shock. Stable Federal Reserve policy contributed to little variance in short-term interest rates. During the semi-annual period ended April 30, 1998, yields on the U.S. Treasury 30-year bond fell from 6.15% to 5.95%, while the yield on the U.S. Treasury 2-year note declined only slightly from 5.61% to 5.57%.

Two very powerful market forces are defining boundaries for the yield on the U.S. Treasury 30-year bond. Keeping a lid on interest rates is low inflation, which, according to the March CPI, is running at a 1.4% annual rate. As interest rates climb above 6%, the 4.6% premium above current inflation, or the real yield, represents compelling value. Market rallies that push rates lower, however, provoke a different market force that keeps a floor under the market at 5.75%. Our recent experience has demonstrated that lower rates stimulate the U.S. economy quickly. Savings from residential mortgage refinancings, for example, translate into additional consumer spending. Lower rates also stimulate corporate debt issuance, which is used to finance capital spending. Fueling an economy operating at low levels of unemployment worries the inflation-watching Federal Reserve Board. Bond investors, acting on concerns that the Fed will quickly counter economic stimulus by hiking short-term interest rates, continue to sell into market rallies.

MARKET SECTOR REVIEW. With few exceptions, securities providing additional yield above U.S. Treasuries, such as corporates and mortgages, led the returns of the Lehman Brothers Aggregate Index for the semi-annual period ended April 30, 1998. Relatively low volatility allowed mortgages to outperform comparable duration Treasuries by over 40 basis points. Corporate returns were not as

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

impressive, but they managed to exceed comparable duration Treasuries by 9 basis points. Asset-backed securities never quite recovered the -47 basis points lost during November, 1997, and underperformed comparable duration Treasuries by 13 basis points during the six month period ended April 30, 1998. Disparate duration-adjusted returns reflect the fact that the rewards for assuming different types of risks were not uniform. Mortgage investors received the most reward for assuming prepayment risk, corporate investors improved their performance only slightly by assuming credit risk and asset-backed buyers, particularly in November, were better off avoiding structured transactions and owning Treasuries.

Foreign bonds produced mixed results on a currency-hedged basis when compared to the U.S. bond market. According to Lehman Brothers, lower rates in Japan, Australia and Canada helped bonds in those countries outperform the U.S. Treasury Index during the semi-annual period ended April 30, 1998. Returns on U.S. Treasury Index, however, exceeded currency-hedged returns in Germany, France and the United Kingdom.

THE ICM FIXED INCOME PORTFOLIO OVERVIEW. Adding value to the ICM Fixed Income Fixed Portfolio during the semi-annual period ended April 30, 1998, proved difficult. Narrow corporate credit spreads above Treasuries afforded few opportunities to boost the yield of the Portfolio substantially. Low volatility also made positioning the Portfolio for changes in interest rates less fruitful. Several actions, however, contributed to the relative performance of the Portfolio for the period ended April 30, 1998. Our mortgage exposure and positions in closed-end bond funds produced solid results. For example, our 4.4% allocation to closed-end bond funds delivered 3.64% return over the semi-annual period ended April 30, 1998.

Efforts to enhance returns, however, were offset by several allocations that hurt the relative returns during the semi-annual period ended April 30, 1998. Despite relatively stable nominal yields, Treasury Inflation-Protected Securities (TIPS) have drifted lower in price as investor expectations of inflation have diminished. In addition, a purchase of US Dollar denominated Korea paper hurt the relative performance of the Portfolio, as well. Substantial credit spread widening on AA rated Korea Development Bank following October's wave of negative Asian news presented, we believed, a buying opportunity. Further market turbulence, however, led to rapid credit deterioration, which resulted in rating agency downgrades on Korea to high yield or junk status. These actions forced us to liquidate the position at distressed prices during December. A partial hedge of the position using put option on Japanese Yen mitigated the damage, but overall Portfolio performance was negatively impacted by 28 basis points.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

DERIVATIVE SECURITIES. The Portfolio uses the following derivative instruments: Exchange Traded Futures, Exchange Traded Options, Collateralized Mortgage Obligations (CMOs) and Mortgage Pass-through Securities. Net positions in exchange traded futures as of April 30, 1998, represent 6.6% of the market value of the Portfolio. The purchase of ten U.S. bond futures composes less than 1% of the Portfolio and provides market exposure to our cash position. The purchase of ten French 10 year bonds, which increases the foreign exposure of the Portfolio by 2.8%, offers 144 basis points of dollar-hedged yield spread above comparable duration U.S. Treasuries. Our allocation to mortgage-backed securities as of April 30, 1998, is 31.2%. Mortgage Pass-through Securities and CMO holdings compose 20.8% and 8.9% of the Portfolio, respectively. These high quality securities provide a solid yield component to the Portfolio.

The Portfolio held the following exchange traded options on April 30, 1998. The Portfolio has the right to purchase ten U.S. Treasury bond futures at a price of 121 before May 15, 1998. This position, representing less than 1% of the Portfolio, will add value in an environment where U.S. Treasury bonds interest rates decline.

OUTLOOK. In the near-term, we believe the U.S. Treasury 30-year bond yield will remain in a trading band of between 6.10% and 5.70%. Although the Asian crisis has improved the outlook for continued low inflation, the U.S. economy is growing at a pace strong enough to keep the Fed on edge. Employment growth, which averaged over 200,000 jobs during the quarter ended March 31, 1998, cannot be sustained without triggering concerns about wage inflation.

We will remain slightly overweight to changes in interest rates as low inflation currently makes real yields in the U.S. attractive. Nevertheless, we will focus more of our attention on increasing the yield of the Portfolio as a means to add value. We are determined to achieve this goal without compromising our commitment to holding securities with high quality and liquidity.

Respectively submitted,

LOGO
Dan Shackelford, CFA

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The returns for the UAM Fund-ICM Fixed Income Portfolio are net of all fees and expenses.

The Lehman Brothers Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for the U.S. Government issues and $25 million for others.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS AND NOTES - 23.2%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                           --------- -----------
 BANKS - 1.8%
  First National Bank of Commerce 6.50%, 1/14/00 ......... $ 350,000 $   353,176
  #State Street Institution Capital Securities,
   Series A 7.94%, 12/30/26...............................   250,000     266,875
                                                                     -----------
                                                                         620,051
                                                                     -----------
 FINANCIAL SERVICES - 9.8%
  American General Finance 8.125%, 8/15/09 ...............   250,000     282,812
  Commercial Credit Corp. 8.70%, 6/15/09..................   100,000     117,875
  *Dean Witter Discover 5.543%, 3/2/99 ...................    15,000      15,028
  Ford Motor Credit Corp. 6.70%, 8/2/00...................   250,000     253,750
  Ford Motor Credit Corp. 7.00%, 9/25/01..................   500,000     514,375
  General Electric Capital Corp. 8.85%, 4/1/05............   450,000     520,312
  General Motors Acceptance Corp. 8.875%, 6/1/10..........    50,000      59,688
  #Jefferson-Pilot Capital Trust A, 8.14%, 1/15/46........   300,000     318,630
  Lehman Brothers Holdings 6.90%, 1/29/01.................   250,000     254,540
  Morgan Stanley Dean Witter & Co. 6.09%, 3/9/11..........   500,000     500,000
  Norwest Financial, Inc. 6.20%, 2/15/01..................   350,000     351,313
  U.S. West Capital, Inc. 8.40%, 9/15/99..................   100,000     102,869
                                                                     -----------
                                                                       3,291,192
                                                                     -----------
 INDUSTRIAL - 7.9%
  American Home Products 7.70%, 2/15/00 ..................   250,000     257,188
  Boston Scientific Corp. 6.625%, 3/15/05.................   300,000     301,500
  Dow Chemical Co. 8.55%, 10/15/09........................    25,000      29,563
  EG & G, Inc. 6.80%, 10/15/05............................   200,000     204,280
  IBM Corp. 6.15%, 12/11/98...............................   500,000     501,450
  Ingersoll-Rand Co. 6.58%, 12/5/05.......................   500,000     504,375
  Martin Marietta 6.50%, 4/15/03..........................   300,000     304,500
  Martin Marietta Materials, Inc. 6.90%, 8/15/07..........   500,000     518,750
  Weyerhaeuser Co. 9.05%, 2/1/03..........................    50,000      55,562
                                                                     -----------
                                                                       2,677,168
                                                                     -----------
 TRANSPORTATION - 1.4%
  Federal Express ETC 7.50%, 1/15/18 .....................   297,452     321,040
  Ryder System, Inc. 7.30%, 10/30/00......................   150,000     153,975
                                                                     -----------
                                                                         475,015
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 CORPORATE BONDS AND NOTES - CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
 UTILITIES - 2.3%
  Baltimore Gas & Electric 6.73%, 6/12/12 ............. $  250,000 $   263,025
  Bell Atlantic Corp. 6.30%, 12/16/02..................    500,000     504,150
                                                                   -----------
                                                                       767,175
                                                                   -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $7,613,404)...............   7,830,601
                                                                   -----------
 ASSET-BACKED SECURITY - 1.5%
  Chase Manhattan Auto Owner Trust, Series 1998-B,
   Class A4 5.80%, 2/17/03 (Cost $499,453).............    500,000     498,250
                                                                   -----------
 YANKEE BOND - 0.5%
  InterAmerica Development Bank 8.40%, 9/1/09
   (Cost $155,451).....................................    150,000     178,875
                                                                   -----------
 U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES - 20.8%
 FEDERAL HOME LOAN MORTGAGE CORP. - 4.4%
  Pool #E48794
   15 yr. Guarantee 6.50%, 7/1/08......................    191,059     192,910
  Pool #E00292
   Gold 6.50%, 4/1/09 .................................    330,387     333,898
  Pool #E64395
   15 yr. Guarantee 7.00%, 6/1/11......................    369,719     378,269
  Pool #277196
   8.00%, 8/1/16.......................................      1,416       1,487
  *Pool #845640
   7.815%, 8/1/23 .....................................    153,435     156,918
  Pool #C00449
   7.00%, 3/1/26 ......................................    425,439     432,219
                                                                   -----------
                                                                     1,495,701
                                                                   -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.7%
  Pool #81817
   9.50%, 8/1/02 ......................................      5,952       6,279
  Pool #232847
   7.00%, 8/1/08 ......................................    132,935     135,967
  Pool #50904
   6.00%, 10/1/08 .....................................    184,216     182,547
  Pool #232361
   6.00%, 10/1/08 .....................................     54,580      54,085
  Pool #264441
   6.00%, 1/1/09 ......................................     59,964      59,421

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES-CONTINUED

FEDERAL NATIONAL MORGAGE ASSOCIATION - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
 Pool #420565
  7.00%, 1/1/10 ......................................... $  396,106 $   401,255
 Pool #250498
  6.50%, 3/1/11 .........................................    236,580     238,502
 Pool #346544
  7.00%, 5/1/11 .........................................    319,487     326,775
 Pool #50013
  9.50%, 10/1/17 ........................................      2,532       2,721
 Pool #55343
  9.50%, 10/1/17 ........................................      2,025       2,180
 Pool #50993
  7.00%, 2/1/24 .........................................    535,467     543,834
 Pool #298034
  8.00%, 11/1/24 ........................................    178,913     186,069
 Pool #322345
  7.50%, 9/1/25 .........................................    406,692     419,020
 Pool #330297
  7.00%, 11/1/25 ........................................    372,921     378,515
                                                                     -----------
                                                                       2,937,170
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.7%
 Pool #7414
  7.25%, 7/15/05 ........................................      8,431       8,711
 Pool #17084
  8.00%, 9/15/07 ........................................     18,093      19,026
 Pool #20335
  8.00%, 10/15/07 .......................................     23,849      24,706
 Pool #327371
  7.00%, 2/15/08 ........................................    192,640     197,998
 Pool #780159
  8.00%, 4/15/08 ........................................    296,874     314,366
 Pool #362234
  7.00%, 3/15/09 ........................................    203,390     209,046
 Pool #400216
  7.00%, 4/15/09 ........................................    199,373     204,918
 Pool #40824
  12.50%, 7/15/10 .......................................     11,454      13,343
 Pool #109599
  12.00%, 1/15/14 .......................................     37,352      42,791
 Pool #311575
  7.50%, 2/15/23 ........................................    538,784     557,304

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES-CONTINUED

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- ----------
  Pool #387161
   7.50%, 10/15/25 ...................................... $  256,882 $  265,391
  Pool #405183
   7.50%, 11/15/25 ......................................    287,036    296,454
  Pool #423836
   8.00%, 8/15/26 .......................................    415,664    432,680
                                                                     ----------
                                                                      2,586,734
                                                                     ----------
  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
   (Cost $6,853,277)................................................  7,019,605
                                                                     ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.9%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.1%
  Series 1544-E PAC(11) REMIC 6.25%, 6/15/08 ............    200,000    200,644
  Series 1577 CL PH PAC-1(11) REMIC 6.30%, 3/15/23 ......    500,000    500,293
                                                                     ----------
                                                                        700,937
                                                                     ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.0%
  Series 1993-194 CL PG PAC(11) REMIC 5.65%, 4/25/05.....    350,000    348,132
  Series 1993-71 CL PG PAC(11) REMIC 6.25%, 7/25/07 .....    400,000    401,021
  Series 1996-M5 CL A1 REMIC 7.141%, 6/25/08 ............    233,234    239,904
  Series 1991 21-H PAC REMIC 7.00%, 12/25/19 ............     17,997     17,957
  Series G92-15 CL G PAC(11) REMIC 7.00%, 4/25/20 .......    545,000    550,259
  Series G19-H PAC REMIC 8.40%, 6/25/20 .................    198,684    202,816
  Series G92-19K PAC(11) REMIC 7.50%, 12/25/20...........    250,000    253,065
                                                                     ----------
                                                                      2,013,154
                                                                     ----------
 OTHER - 0.8%
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C1
   CL A1
   6.31%, 11/15/26.......................................    278,742    279,355
                                                                     ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,970,562).......  2,993,446
                                                                     ----------

 U.S. GOVERNMENT SECURITIES - 32.5%
 U.S. TREASURY BONDS - 12.9%
  12.75%, 11/15/10.......................................     25,000     35,412
  7.50%, 11/15/16........................................  3,225,000  3,753,674
  7.125%, 2/15/23........................................    500,000    569,205
                                                                     ----------
                                                                      4,358,291
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 U.S. GOVERNMENT SECURITIES - CONTINUED

                                                       FACE AMOUNT   VALUE+
                                                       ----------- -----------
 U.S. TREASURY NOTES - 19.6%
  6.875%, 8/31/99..................................... $ 1,600,000 $ 1,626,720
  @5.50%, 4/15/00.....................................     100,000      99,887
  6.25%, 5/31/00......................................   1,000,000   1,012,940
  ++3.625%, 7/15/02...................................   1,010,830     999,458
  5.75%, 11/30/02.....................................   1,700,000   1,705,321
  7.25%, 8/15/04......................................     150,000     162,043
  6.50%, 10/15/06.....................................     500,000     524,130
  ++3.375%, 1/15/07...................................     510,900     494,771
                                                                   -----------
                                                                     6,625,270
                                                                   -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $10,537,597).............  10,983,561
                                                                   -----------

 CLOSED-END INVESTMENT COMPANIES - 4.1%
                                                         SHARES
                                                       -----------
  Blackrock 1998 Term Trust...........................       2,800      27,300
  Blackrock 1999 Term Trust...........................      30,000     283,125
  Blackrock 2001 Term Trust...........................      60,000     517,500
  Blackrock Target Term Trust.........................      60,000     566,250
                                                                   -----------
  TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $1,343,745) ........   1,394,175
                                                                   -----------

 PURCHASED OPTIONS - 0.0%
                                                         NO. OF
                                                        CONTRACTS
                                                       -----------
  U.S. Treasury 3 Month Bond, expiring 6/30/98,
   strike price $121.00 (Cost $2,575) ................          10       4,688
                                                                   -----------

 SHORT-TERM INVESTMENT - 0.8%
                                                       FACE AMOUNT
                                                       -----------
 REPURCHASE AGREEMENT - 0.8%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $270,040,
   collateralized by $235,417 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $273,068 (Cost $270,000)................. $   270,000     270,000
                                                                   -----------
  TOTAL INVESTMENTS - 92.3% (Cost $30,246,064) (a)................  31,173,201
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 7.7%.......................   2,615,066
                                                                   -----------
  NET ASSETS - 100%............................................... $33,788,267
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

      +
    See Note A to Financial Statements.
     ++
    Par amount is indexed to inflation rate.
      *
    Variable/Floating rate security--rate disclosed is as of April 30,
    1998.
      #
    144A Security--Certain conditions for public sale may exist.
      @
    All, or a portion of these shares, were pledged to cover initial margin requirements on open futures contracts.
    ETC
    Equipment Trust Certificates
    PAC
    Planned Amortization Class
  REMIC
    Real Estate Mortgage Investment Conduit
    (a)
    The cost for federal income tax purposes was $30,246,064. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $927,137. This consisted of aggregate gross unrealized appreciation for all securities of $964,632 and aggregate gross unrealized depreciation for all securities of $37,495.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost..........................................     $30,246,064
                                                                    ===========
 Investments, at Value.........................................     $31,173,201
 Cash..........................................................           3,087
 Receivable for Shares Sold....................................       2,214,132
 Interest Receivable...........................................         417,652
 Receivable for Daily Variation on Futures Contracts...........          18,173
 Receivable from Investment Adviser--Note B....................           1,466
 Other Assets..................................................             332
                                                                    -----------
  Total Assets.................................................      33,828,043
                                                                    -----------
 LIABILITIES
 Payable for Custodian Fees--Note D............................          12,645
 Payable for Administrative Fees--Note C.......................           8,057
 Payable for Directors' Fees--Note F...........................             617
 Payable for Printing Fees.....................................          11,906
 Other Liabilities.............................................           6,551
                                                                    -----------
  Total Liabilities............................................          39,776
                                                                    -----------
 NET ASSETS....................................................     $33,788,267
                                                                    ===========
 NET ASSETS CONSIST OF:
 Paid in Capital...............................................     $32,733,345
 Undistributed Net Investment Income...........................         214,162
 Accumulated Net Realized Loss.................................         (73,215)
 Unrealized Appreciation.......................................         913,975
                                                                    -----------
 NET ASSETS....................................................     $33,788,267
                                                                    ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 50,000,000)......................................       3,193,649
 Net Asset Value, Offering and Redemption Price Per Share......          $10.58
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        ICM FIXED INCOME PORTFOLIO
                                                 SIX MONTHS ENDED
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Interest............................................................ $  963,934
 Dividends...........................................................     35,159
                                                                      ----------
  Total Income.......................................................    999,093
                                                                      ----------
 EXPENSES
 Investment Advisory Fees--Note B....................................     78,867
 Administrative Fees--Note C.........................................     49,570
 Printing Fees.......................................................     10,010
 Custodian Fees--Note D..............................................      8,010
 Audit Fees..........................................................      6,850
 Registration and Filing Fees........................................      5,988
 Directors' Fees--Note F.............................................      1,361
 Other Expenses......................................................      3,184
 Investment Advisory Fees Waived--Note B.............................    (78,867)
 Expenses Assumed by the Adviser--Note B.............................     (5,857)
                                                                      ----------
  Net Expenses Before Expense Offset.................................     79,116
 Expense Offset--Note A..............................................       (226)
                                                                      ----------
  Net Expenses After Expense Offset..................................     78,890
                                                                      ----------
 NET INVESTMENT INCOME...............................................    920,203
                                                                      ----------
 NET REALIZED GAIN (LOSS):
  Investments........................................................    (16,485)
  Futures Contracts..................................................     57,844
                                                                      ----------
 TOTAL NET REALIZED GAIN ............................................     41,359
                                                                      ----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments........................................................     93,108
  Futures............................................................    (17,366)
                                                                      ----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION............     75,742
                                                                      ----------
 NET GAIN............................................................    117,101
                                                                      ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $1,037,304
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $   920,203   $ 1,744,824
  Net Realized Gain................................        41,359       100,860
  Net Change in Unrealized
   Appreciation/Depreciation.......................        75,742       554,160
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................     1,037,304     2,399,844
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income............................      (961,862)   (1,729,486)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................     4,547,144     6,306,694
  In Lieu of Cash Distributions....................       775,978     1,451,047
  Redeemed.........................................    (2,728,991)   (1,667,639)
                                                      -----------   -----------
  Net Increase from Capital Share Transactions.....     2,594,131     6,090,102
                                                      -----------   -----------
  Total Increase...................................     2,669,573     6,760,460
 NET ASSETS:
  Beginning of Period..............................    31,118,694    24,358,234
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $214,162 and $255,821,
   respectively)...................................   $33,788,267   $31,118,694
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Shares Issued....................................       429,979       611,727
  In Lieu of Cash Distributions....................        73,833       140,942
  Shares Redeemed..................................      (256,951)     (157,979)
                                                      -----------   -----------
                                                          246,861       594,690
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS                                        NOVEMBER 3,
                             ENDED          YEARS ENDED OCTOBER 31,           1992** TO
                         APRIL 30, 1998 ----------------------------------   OCTOBER 31,
                          (UNAUDITED)    1997     1996     1995     1994        1993
                         -------------- -------  -------  -------  -------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.56     $ 10.36  $ 10.43  $  9.55  $ 10.58     $ 10.00
                            -------     -------  -------  -------  -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.30        0.62     0.59     0.59     0.52        0.51
 Net Realized and
  Unrealized Gain
  (Loss)................       0.04        0.21    (0.07)    0.82    (0.98)       0.51
                            -------     -------  -------  -------  -------     -------
 Total from Investment
  Operations............       0.34        0.83     0.52     1.41    (0.46)       1.02
                            -------     -------  -------  -------  -------     -------
DISTRIBUTIONS:
 Net Investment Income..      (0.32)      (0.63)   (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain......        --          --       --       --     (0.09)        --
                            -------     -------  -------  -------  -------     -------
 Total Distributions....      (0.32)      (0.63)   (0.59)   (0.53)   (0.57)      (0.44)
                            -------     -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.58     $ 10.56  $ 10.36  $ 10.43  $  9.55     $ 10.58
                            =======     =======  =======  =======  =======     =======
TOTAL RETURN+...........       3.26%**     8.31%    5.17%   15.11%   (4.43)%     10.38%
                            =======     =======  =======  =======  =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $33,788     $31,119  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to
 Average Net Assets.....       0.50%*      0.50%    0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment
 Income to Average Net
 Assets.................       5.83%*      6.03%    5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover
 Rate...................         21%         34%      46%      49%      82%         65%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................       0.54%*      0.56%    0.82%    0.77%    0.45%       0.36%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       0.50%*      0.50%    0.50%    0.61%     N/A         N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. The Portfolio in the preparation of its financial statements consistently follows such policies. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    At April 30, 1998, the Portfolio had available a capital loss carryover for Federal income tax purposes of $22,494, $381 and $93,355 which will expire on October 31, 2002 and October 31, 2003, and October 31, 2004, respectively.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

    Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    The Portfolio had the following futures contracts open at April 30, 1998:

                                              U.S. $
                                  FOREIGN    AGGREGATE            NET UNREALIZED
                     NUMBER      AGGREGATE    MARKET   EXPIRATION  APPRECIATION
   CONTRACTS      OF CONTRACTS MARKET VALUE    VALUE      DATE    (DEPRECIATION)
   ---------      ------------ ------------- --------- ---------- --------------
   Purchases:
   French 10
     Year Bond..       10      FRF 5,159,000 $858,256  June, 1998    $ (4,256)
   U.S. Treasury
     20 Year
     Bond.......       10           N/A       542,031  June, 1998      (8,906)
                                                                     --------
                                                                     $(13,162)
                                                                     ========

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their perspective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.50% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1998, UAM Fund Services, Inc. earned $49,570 from the Portfolio as Administrator of which $43,261 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  G. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $3,747,945 and sales of $2,454,188 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $3,777,717 and $4,121,897, respectively.

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  I. OTHER: At April 30, 1998, 28% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

UAM FUNDS                                   ICM Fixed Income
                                            Portfolio
================================================================================

Officers and Directors

Norton H. Reamer                            William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Nancy J. Dunn                               Karl O. Hartmann
Director                                    Assistant Secretary

Philip D. English                           Gary L. French
Director                                    Treasurer

William A. Humenuk                          Robert R. Flaherty
Director                                    Assistant Treasurer

Charles H. Salisbury, Jr.                   Gordon M. Shone
Director and Executive Vice President       Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser

Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, MD 21201

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                   UAM Funds
                                   Semi-Annual Report



     ICM Small Company Portfolio

                                 April 30, 1998




                       [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   3
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statement of Changes in Net Assets..........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13

--------------------------------------------------------------------------------

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

About the only positive thing one can say about small cap stocks during the last six months is that their absolute return, as measured by the Russell 2000 Index, was quite respectable and equaled what we believed might be achievable for the entire fiscal year ending October 31, 1998. However, in a relative sense, small cap stocks lagged far behind large cap stocks represented by the S&P 500 Index. The ICM Small Company Portfolio managed to eke out a slightly higher return than its benchmark, the Russell 2000 Index.

                                             TOTAL RETURNS
                         -----------------------------------------------------
                         1ST FISCAL QUARTER 2ND FISCAL QUARTER 1ST FISCAL HALF
                           NOV. 1, 1997-      FEB. 1, 1998-     NOV. 1, 1997-
                           JAN. 31, 1998      APRIL 30, 1998   APRIL 30, 1998
                         ------------------ ------------------ ---------------
ICM SMALL COMPANY
  PORTFOLIO.............        0.96%             11.29%            12.36%
Russell 2000 Index......       -0.51%             12.44%            11.88%
S&P 500 Index...........        7.60%             13.85%            22.50%

The U.S. equity market continues to break through any number of roadblocks which have arisen over the last six months. The continuing deterioration in the economies of Japan and much of Southeast Asia appears to have had little, if any, impact on investors' perception of the risk level of the market. In fact, the weakness in Southeast Asia is now being looked upon as a positive event by many of the same people who a year ago cited the region as the growth engine for the world's economy. The consensus opinion now seems to be that slow or no growth in Japan and Southeast Asia will keep inflation in check and interest rates low but will not put much of a crimp in earnings of the big multinational companies which dominate the S&P 500. We agree with the first part of this thinking; but we think it is premature to stop worrying about earnings. We still believe that earnings estimates are too high. It is difficult for us to see how S&P 500 earnings will grow at the consensus projection of 15%-20% in the second half of calendar 1998 after a very sluggish first quarter of about 4% year-over-year earnings growth.

In our opinion, the single most important factor behind the absolute and relative strength of the S&P 500 is the massive flow of funds into equity mutual funds from individuals and the apparent significant net buying by foreign investors of U.S. equities. Both of these trends favor large cap stocks and their relative strength is not likely to dissipate unless or until these liquidity factors become more neutral. Small cap stocks appear to offer significant relative value; but, value is not the primary determinant of stock prices in today's hyperactive investment environment.

Another emerging trend which seems to favor large cap stocks, is the trend toward mega-mergers both within and across borders. The search for more cost cutting

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

opportunities in a very low nominal growth environment is the primary driving force behind these mergers. While merger and takeover activity still exists within the small cap sector, the impact on the value of the small cap universe as a whole is far less than that which appears to have occurred in the large cap sector. The absence of any banks in the Portfolio reflects our belief that not only are valuations not compelling but also that mergers in the banking industry will be concentrated among the very large regional and money center banks. Smaller banks may be casualties of and not the participants in this consolidation.

Looking forward, we are not ready to abandon our forecast that stocks would most likely return somewhere near their historic long term average of 12% for the fiscal year ending October 31, 1998. If we are right about this, it means that a correction of some significance might occur in the months ahead or that stock prices will simply level off and drift somewhat lower as earnings expectations are reduced. This thought process, combined with the increased difficulty in finding good or great companies whose shares are undervalued in an absolute sense, accounts for the increase in cash reserves as a percent of assets to just over 15% of the Portfolio.

Respectfully,
LOGO

Robert D. McDorman, Jr.
Principal Investment Counselors of Maryland
The investment results present in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.
This letter is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read it carefully before you invest or send money. The ICM Small Company Portfolio is distributed by UAM Fund Distributors, Inc., 211 Congress Street, Boston, Massachusetts 02110.

                       DEFINITION OF COMPARATIVE INDICES
                       ---------------------------------
The returns shown for the UAM Fund-ICM Small Company Portfolio are net of all fees and expenses.
The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.
The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Comparisons of performance assumes reinvestment of dividends.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 84.4%
                                                         SHARES       VALUE+
                                                       ----------- ------------
 AUTOMOTIVE - 1.7%
   Donnelly Corp. ....................................     161,750 $  3,235,000
  *Dorsey Trailers, Inc. .............................     200,000      775,000
   Excel Industries, Inc. ............................     125,000    2,609,375
  *Starcraft Corp. ...................................      90,000      202,500
  *Strattec Security Corp. ...........................     150,000    4,500,000
                                                                   ------------
                                                                     11,321,875
                                                                   ------------
 CAPITAL EQUIPMENT - 7.2%
   Applied Power, Inc., Class A.......................     120,000    4,485,000
  *Astec Industries, Inc. ............................     130,000    3,835,000
  *Avondale Industries, Inc. .........................     280,000    7,490,000
  *BE Aerospace, Inc. ................................      75,000    2,334,375
   CMI Corp., Class A.................................     400,000    3,250,000
  *Gradall Industries, Inc. ..........................     250,000    4,312,500
   Kennametal, Inc. ..................................     100,000    5,331,250
   Owosso Corp. ......................................      56,500      406,094
   Scotsman Industries, Inc. .........................     150,000    4,293,750
   Varlen Corp. ......................................     255,000    8,861,250
   Woodhead Industries, Inc. .........................     195,000    3,607,500
                                                                   ------------
                                                                     48,206,719
                                                                   ------------
 CHEMICALS - 3.9%
  *Applied Extrusion Technologies, Inc. ..............     200,000    1,550,000
   Dexter Corp. ......................................     150,000    6,196,875
   Furon Co. .........................................     300,000    6,281,250
   Georgia Gulf Corp. ................................     131,900    3,388,181
   Quaker Chemical Corp. .............................     100,000    1,981,250
   Wynn's International, Inc. ........................     284,512    6,401,520
                                                                   ------------
                                                                     25,799,076
                                                                   ------------
 CONSTRUCTION - 12.4%
   Centex Construction Products, Inc. ................     300,000   11,025,000
   Centex Corp. ......................................     100,000    3,475,000
  *Central Sprinkler Corp. ...........................      24,600      261,375
   Granite Construction, Inc. ........................     250,000    7,390,625
  *Griffon Corp. .....................................     600,000    8,025,000
   Juno Lighting, Inc. ...............................     295,000    6,379,375
   Martin Marietta Materials, Inc. ...................     150,000    7,040,625
   Medusa Corp. ......................................      61,100    3,757,650
   MDC Holdings, Inc. ................................     500,000    8,593,750

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                          SHARES       VALUE+
                                                        ----------- ------------
 CONSTRUCTION - CONTINUED
   Southdown, Inc. ....................................     200,000 $ 14,150,000
   Texas Industries, Inc. .............................     140,000    9,021,250
  *U.S. Home Corp. ....................................     100,000    4,150,000
                                                                    ------------
                                                                      83,269,650
                                                                    ------------
 CONSUMER DURABLES - 3.8%
   Aaron Rents, Inc. ..................................     350,000    7,109,375
  *Cannondale Corp. ...................................     200,000    3,175,000
  *Global Motorsport Group, Inc. ......................     125,000    2,531,250
  *Stanley Furniture Co., Inc. ........................      75,000    3,450,000
   Toro Co. ...........................................     200,000    7,575,000
  *Winsloew Furniture, Inc. ...........................      60,000    1,590,000
                                                                    ------------
                                                                      25,430,625
                                                                    ------------
 CONSUMER NON-DURABLES - 1.6%
  *CSS Industries, Inc. ...............................     225,000    7,453,125
  *Sylvan, Inc. .......................................     200,000    2,975,000
                                                                    ------------
                                                                      10,428,125
                                                                    ------------
 ENERGY - 4.8%
  *Belco Oil & Gas Corp. ..............................     250,000    4,390,625
  *Clayton Williams Energy, Inc. ......................     200,500    2,255,625
  *Meridian Resource Corp. ............................     200,000    1,812,500
  *Oceaneering International, Inc. ....................     200,000    4,587,500
  *Offshore Logistics, Inc. ...........................     100,000    2,325,000
   Penn Virginia Corp. ................................     150,000    4,453,125
  *Seitel, Inc. .......................................      91,300    1,540,688
  *Trico Marine Services, Inc. ........................     100,000    2,262,500
   Trigen Energy Corp. ................................     150,000    2,062,500
  *Tuboscope, Inc. ....................................      50,000    1,184,375
   Zeigler Coal Holding Co. ...........................     311,000    5,617,437
                                                                    ------------
                                                                      32,491,875
                                                                    ------------
 ENTERTAINMENT & LEISURE - 1.0%
  *Ascent Entertainment Group, Inc. ...................     104,456    1,201,244
  *Carmike Cinemas, Inc. Class A.......................     186,500    5,653,281
                                                                    ------------
                                                                       6,854,525
                                                                    ------------
 FINANCIAL SERVICES - 0.0%
  *Omega Worldwide, Inc. ..............................      16,577      139,868
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                          SHARES       VALUE+
                                                        ----------- ------------
 HEALTH CARE - 2.5%
  *Bio Rad Labs, Class A...............................     150,000 $  4,443,750
  *Lunar Corp. ........................................     119,800    2,216,300
  *Marquette Medical Systems...........................     100,000    2,662,500
  *Sierra Health Services, Inc. .......................     150,000    5,765,625
  *Spacelabs Medical, Inc. ............................     100,000    1,750,000
                                                                    ------------
                                                                      16,838,175
                                                                    ------------
 INSURANCE - 6.1%
  *ACMAT Corp. ........................................     100,000    1,525,000
   Allied Group, Inc. .................................     187,500    5,601,562
   CMAC Investment Corp. ..............................      53,400    3,447,638
   Capital Re Corp. ...................................      68,200    5,034,013
   LandAmerica Financial Group, Inc. ..................     118,000    6,224,500
   Life RE Corp. ......................................      85,000    6,120,000
  *Medical Assurance, Inc. ............................      74,325    2,201,878
   PXRE Corp. .........................................     160,000    4,820,000
   Trenwick Group, Inc. ................................    163,400    6,250,050
                                                                    ------------
                                                                      41,224,641
                                                                    ------------
 LODGING & RESTAURANTS - 0.6%
  *Lone Star Steakhouse & Saloon, Inc. ................     175,000    3,685,937
                                                                    ------------
 MANUFACTURING - 3.1%
   Clarcor, Inc. ......................................      83,250    1,867,922
  *Essef Corp. ........................................     169,400    3,028,025
  *Holophane Corp. ....................................      40,000    1,080,000
   Hunt Corp. .........................................     250,000    6,187,500
  *Northwest Pipe Co. .................................     150,000    3,300,000
   Smith (A.O.) Corp. .................................     125,000    5,640,625
                                                                    ------------
                                                                      21,104,072
                                                                    ------------
 METALS - 2.5%
   Carpenter Technology Corp. .........................     100,000    5,806,250
   Intermet Corp. .....................................     150,000    3,093,750
   J & L Specialty Steel, Inc. ........................     225,000    1,828,125
   Quanex Corp. .......................................     150,000    4,396,875
  *Steel of West Virginia, Inc. .......................     125,000    1,375,000
                                                                    ------------
                                                                      16,500,000
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                          SHARES       VALUE+
                                                        ----------- ------------
 PAPER & PACKAGING - 2.7%
  *ACX Technologies, Inc. .............................     200,000 $  4,775,000
   American Business Products, Inc. ...................     220,900    5,108,312
  *Fibermark, Inc. ....................................     214,500    4,424,063
   Rayonier, Inc. .....................................      80,000    4,010,000
                                                                    ------------
                                                                      18,317,375
                                                                    ------------
 REAL ESTATE INVESTMENT TRUSTS - 5.1%
   CBL & Associates Properties, Inc. ..................     200,000    4,912,500
   Healthcare Realty Trust, Inc. ......................     100,000    2,812,500
   Liberty Property Trust..............................     200,000    5,112,500
   Mack-Cali Realty Corp. .............................      80,000    3,005,000
   Mid-Atlantic Realty Trust...........................     200,000    2,800,000
   Omega Healthcare Investors, Inc.....................      75,000    2,606,250
   Prime Retail, Inc. .................................     250,000    3,546,875
   Shurgard Storage Centers, Inc. .....................     175,000    4,921,875
   Town & Country Trust................................     100,500    1,739,906
   United Dominion Realty Trust, Inc. ................     225,000     3,051,563
                                                                    ------------
                                                                      34,508,969
                                                                    ------------
 RETAIL - 5.6%
   Burlington Coat Factory Warehouse Corp. ............      67,100    1,300,063
  *Finlay Enterprises, Inc. ...........................     175,000    4,725,000
  *Lechters, Inc. .....................................     225,000    1,448,438
  *Proffitt's, Inc. ...................................     264,075   10,496,981
  *Rex Stores Corp. ...................................     225,000    3,234,375
   Ruddick Corp. ......................................     225,000    4,035,937
  *Shopko Stores, Inc. ................................     350,000   12,118,750
                                                                    ------------
                                                                      37,359,544
                                                                    ------------
 SERVICES - 3.6%
  *Ambassadors International, Inc. ....................      99,700    2,991,000
   Bowne & Co., Inc. ..................................     160,000    6,610,000
  *Devon Group, Inc. ..................................     125,000    7,375,000
  *Forensic Technologies International Corp. ..........     100,000    1,750,000
  *Guest Supply, Inc. .................................     175,000    2,537,500
  *Unitel Video, Inc. .................................     120,000      780,000
  *VWR Scientific Products Corp. ......................      65,000    2,096,250
                                                                    ------------
                                                                      24,139,750
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                         SHARES       VALUE+
                                                       ----------- ------------
 TECHNOLOGY - 9.4%
   AMETEK, Inc. ......................................     230,000 $  7,000,625
  *BancTec, Inc. .....................................     325,000    7,089,062
  *Bell & Howell Co. .................................     200,000    5,525,000
   C&D Technologies, Inc. ............................     110,000    6,077,500
  *General Scanning, Inc. ............................      50,000    1,140,625
  *Integrated Circuit Systems, Inc. ..................     150,000    2,268,750
  *Komag, Inc. .......................................      75,000    1,157,813
  *Lumen Technologies, Inc. ..........................     320,711    3,026,711
  *Marshall Industries................................     150,000    4,865,625
   Methode Electronics, Inc., Class A.................     200,000    3,150,000
  *Microsemi Corporation..............................     150,000    2,100,000
   National Computer Systems, Inc. ...................     300,000    7,500,000
  *Nimbus CD International, Inc. .....................     350,000    3,675,000
   Pioneer Standard Electronics.......................     325,000    4,042,188
   Quixote Corp. .....................................     202,000    2,222,000
  *SPACEHAB, Inc. ....................................     225,000    2,503,125
                                                                   ------------
                                                                     63,344,024
                                                                   ------------
 TEXTILES & APPAREL - 2.5%
  *Galey & Lord, Inc. ................................     300,000    7,837,500
   Guilford Mills, Inc. ..............................     195,000    5,508,750
   Pillowtex Corp. ...................................      24,415    1,225,328
   Springs Industries, Inc., Class A..................      27,000    1,486,687
  *Tropical Sportswear International Corp. ...........      40,000      670,000
                                                                   ------------
                                                                     16,728,265
                                                                   ------------
 TRANSPORTATION - 2.6%
   ASA Holdings, Inc. ................................     140,000    5,267,500
   Comair Holdings, Inc. .............................     195,000    5,313,750
   Rollins Truck Leasing Corp. .......................     352,800    4,674,600
   USFreightways Corp. ...............................      60,000    2,137,500
                                                                   ------------
                                                                     17,393,350
                                                                   ------------
 UTILITIES - 1.7%
   CMS Energy Corp., Class G..........................      61,100    1,592,419
   Comsat Corp. ......................................     165,000    6,661,875
   Public Service Company of North Carolina, Inc. ....     150,000    3,075,000
                                                                   ------------
                                                                     11,329,294
                                                                   ------------
   TOTAL COMMON STOCKS (Cost $367,294,562)........................  566,415,734
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
                                                    APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 PREFERRED STOCKS - 0.5%
                                                        SHARES       VALUE+
                                                      ----------- ------------
 ENERGY - 0.4%
  Belco Oil & Gas Corp. 6.50%, 12/31/49..............     100,000 $  2,587,500
                                                                  ------------
 INSURANCE - 0.1%
  Life RE Capital Trust II 6.00%, 3/15/03 Adjustable
   Conversion Rate Equity Security Units.............       7,500      541,406
                                                                  ------------
  TOTAL PREFERRED STOCKS (Cost $3,013,992).......................    3,128,906
                                                                  ------------
 CONVERTIBLE BOND - 0.4%
                                                         FACE
 TECHNOLOGY - 0.4%                                      AMOUNT
                                                      -----------
  SPACEHAB, Inc. 8.00%, 10/15/07 (Cost $2,190,000)... $ 2,190,000    2,370,675
                                                                  ------------

 SHORT-TERM INVESTMENTS  - 15.4%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.4%
  5.40%, 5/29/98.....................................  25,000,000   24,895,000
  5.40%, 6/18/98.....................................  25,000,000   24,820,000
                                                                  ------------
                                                                    49,715,000
                                                                  ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.2%
  5.35%, 5/5/98......................................  15,000,000   14,991,000
                                                                  ------------
 REPURCHASE AGREEMENT - 5.8%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $38,921,805,
   collateralized by $33,931,413 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $39,358,255 ..................  38,916,000   38,916,000
                                                                  ------------
  TOTAL SHORT TERM INVESTMENTS (Cost $103,622,084)...............  103,622,000
                                                                  ------------
  TOTAL INVESTMENTS - 100.7% (Cost $476,120,638) (a).............  675,537,315
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - (0.7)%....................   (4,606,913)
                                                                  ------------
  NET ASSETS - 100%.............................................. $670,930,402
                                                                  ============


  * See Note A to Financial Statements.
  + Non-Income Producing Security
(a) The cost for federal income tax purposes was $476,120,638. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $199,416,677. This consisted of aggregate gross unrealized appreciation for all securities of $212,400,974 and aggregate gross unrealized depreciation for all securities of $12,984,297.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost........................................      $476,120,638
                                                                   ============
 Investments, at Value.......................................      $675,537,315
 Cash........................................................               678
 Receivable for Investments Sold.............................           744,369
 Receivable for Portfolio Shares Sold........................           447,972
 Dividends Receivable........................................           273,991
 Interest Receivable.........................................            13,592
 Other Assets................................................             3,397
                                                                   ------------
  Total Assets...............................................       677,021,314
                                                                   ------------
 LIABILITIES
 Payable for Investments Purchased...........................         5,540,465
 Payable for Portfolio Shares Redeemed.......................            76,551
 Payable for Investment Advisory Fees -- Note B..............           372,862
 Payable for Administrative Fees -- Note C...................            56,678
 Payable for Custodian Fees -- Note D........................            19,530
 Payable for Directors' Fees -- Note G.......................               974
 Payable for Account Services Fees-- Note F..................               262
 Other Liabilities...........................................            23,590
                                                                   ------------
  Total Liabilities..........................................         6,090,912
                                                                   ------------
 NET ASSETS..................................................      $670,930,402
                                                                   ============
 NET ASSETS CONSIST OF:
 Paid in Capital.............................................      $448,592,127
 Undistributed Net Investment Income.........................           910,884
 Accumulated Net Realized Gain...............................        22,010,714
 Unrealized Appreciation.....................................       199,416,677
                                                                   ------------
 NET ASSETS..................................................      $670,930,402
                                                                   ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000)................................................        23,176,302
 Net Asset Value, Offering and Redemption Price Per Share....            $28.95
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                             ICM SMALL COMPANY PORTFOLIO
                                      FOR THE SIX MONTHS ENDEDAPRIL 30, 1998
                                      (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends........................................................ $ 2,878,013
 Interest.........................................................   2,010,600
                                                                   -----------
  Total Income....................................................   4,888,613
                                                                   -----------
 EXPENSES
 Investment Advisory Fees -- Note B...............................   1,955,854
 Administrative Fees -- Note C....................................     360,825
 Custodian Fees -- Note D.........................................      18,550
 Registration and Filing Fees.....................................      17,989
 Legal Fees.......................................................      11,927
 Audit Fees.......................................................       7,775
 Printing Fees....................................................       7,302
 Directors' Fees -- Note G........................................       3,798
 Account Services Fees -- Note F..................................       6,962
 Other Expenses...................................................      42,226
                                                                   -----------
  Net Expenses Before Expense Offset..............................   2,433,208
 Expense Offset -- Note A.........................................      (7,233)
                                                                   -----------
  Net Expenses After Expense Offset ..............................   2,425,975
                                                                   -----------
 NET INVESTMENT INCOME............................................   2,462,638
                                                                   -----------
 NET REALIZED GAIN ON INVESTMENTS.................................  22,098,042
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
  INVESTMENTS.....................................................  42,175,350
                                                                   -----------
 NET GAIN ON INVESTMENTS..........................................  64,273,392
                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $66,736,030
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------


 STATEMENT OF CHANGES IN NET ASSETS
                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $  2,462,638  $  3,963,764
  Net Realized Gain...............................     22,098,042    36,350,962
  Net Change in Unrealized
   Appreciation/Depreciation......................     42,175,350   105,011,498
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................     66,736,030   145,326,224
                                                     ------------  ------------
 DISTRIBUTIONS:
 Net Investment Income............................     (2,359,782)   (3,327,143)
 Net Realized Gain................................    (36,417,577)  (17,875,094)
                                                     ------------  ------------
  Total Distributions.............................    (38,777,359)  (21,202,237)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
 Issued...........................................    114,392,909   142,441,708
 In Lieu of Cash Distributions....................     36,348,251    19,676,534
 Redeemed.........................................    (26,146,752)  (88,847,197)
                                                     ------------  ------------
  Net Increase from Capital Share Transactions....    124,594,408    73,271,045
                                                     ------------  ------------
  Total Increase..................................    152,553,079   197,395,032
 NET ASSETS:
  Beginning of Period.............................    518,377,323   320,982,291
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $910,884 and $808,028,
   respectively)..................................   $670,930,402  $518,377,323
                                                     ============  ============
 (1) Shares Issued and Redeemed:
     Shares Issued................................      4,085,959     6,082,066
     In Lieu of Cash Distributions................      1,410,904       939,045
     Shares Redeemed..............................       (955,444)   (3,882,603)
                                                     ------------  ------------
                                                        4,541,419     3,138,508
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED                YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 -----------------------------------------------
                           (UNAUDITED)     1997      1996      1995      1994     1993
                          -------------- --------  --------  --------  --------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  27.82    $  20.71  $  19.04  $  17.05  $  18.75  $ 14.96
                             --------    --------  --------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..         0.12        0.23      0.24      0.16      0.09     0.08
 Net Realized and
  Unrealized Gain.......         3.06        8.27      2.59      2.70      0.64     4.94
                             --------    --------  --------  --------  --------  -------
 Total from Investment
  Operations............         3.18        8.50      2.83      2.86      0.73     5.02
                             --------    --------  --------  --------  --------  -------
DISTRIBUTIONS
 Net Investment Income..        (0.12)      (0.20)    (0.24)    (0.14)    (0.09)   (0.07)
 Net Realized Gain......        (1.93)      (1.19)    (0.92)    (0.73)    (2.34)   (1.16)
                             --------    --------  --------  --------  --------  -------
 Total Distributions....        (2.05)      (1.39)    (1.16)    (0.87)    (2.43)   (1.23)
                             --------    --------  --------  --------  --------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $  28.95    $  27.82  $  20.71  $  19.04  $  17.05  $ 18.75
                             ========    ========  ========  ========  ========  =======
TOTAL RETURN............        12.36%**    43.28%    15.62%    17.73%     4.59%   35.20%
                             ========    ========  ========  ========  ========  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $670,930    $518,377  $320,982  $250,798  $115,761  $81,870
Ratio of Expenses to
 Average Net Assets.....         0.87%*      0.89%     0.88%     0.87%     0.93%    0.95%
Ratio of Net Investment
 Income to Average Net
 Assets.................         0.88%*      0.97%     1.20%     1.02%     0.58%    0.46%
Portfolio Turnover
 Rate...................            9%         23%       23%       20%       21%      47%
Average Commission Rate
 #......................     $ 0.0596    $ 0.0588  $ 0.0595       N/A       N/A      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         0.87%*      0.88%     0.88%     0.86%      N/A      N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for port-folio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $360,825 from the Portfolio as Administrator of which $249,062 was paid to CGFSC for its services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases of $92,864,314 and sales of $46,556,071 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

UAM Funds                                   ICM Small Company
                                            Portfolio
================================================================================

Officers and Directors

Norton H.Reamer                             William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Nancy J. Dunn                               Karl O. Hartmann
Director                                    Assistant Secretary

Philip D. English                           Gary L. French
Director                                    Treasurer

William A. Humenuk                          Robert R. Flaherty
Director                                    Assistant Treasurer

Charles H. Salisbury, Jr.                   Gordon M. Shone
Director and Executive Vice President       Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Investment Counselors of Maryland, Inc.
803 Cathedral Steet
Baltimore, Maryland 21201

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAMFund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                   UAM FUNDS
                                   SEMI-ANNUAL REPORT

    ------------------------

        McKEE PORTFOLIOS

--------------------------------------------------------------------------------
                                        April 30, 1998




                                                                             UAM

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................  10
  Domestic Equity...........................................................  13
  International Equity......................................................  16
  Small Cap Equity..........................................................  21
Statement of Assets and Liabilities.........................................  24
Statement of Operations.....................................................  25
Statement of Changes in Net Assets
  U.S. Government...........................................................  26
  Domestic Equity...........................................................  27
  International Equity......................................................  28
  Small Cap Equity..........................................................  29
Financial Highlights
  U.S. Government...........................................................  30
  Domestic Equity...........................................................  31
  International Equity......................................................  32
  Small Cap Equity..........................................................  33
Notes to Financial Statements...............................................  34

--------------------------------------------------------------------------------

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
April 30, 1998

MCKEE U.S. GOVERNMENT PORTFOLIO

For the six months ended April 30, 1998, the McKee U.S. Government Portfolio produced a total return of 2.67 percent. The Portfolio benefited modestly from changes in duration during the period, but returns were lowered by troubles at one corporate bond issuer.

Economic Perspective

The economy grew at an annual rate of about 4 percent during the last quarter of 1997 and the first quarter of 1998. Growth was strong despite the Asian crisis, which began affecting some manufacturing and export businesses and may have subtracted as much as one to two percentage points from GDP growth.

Consumer price inflation remained low, at an annualized rate of approximately 1 percent. Falling commodity prices, particularly in the energy sector, as well as the Asian slowdown and a strong dollar, helped to suppress inflation. Although wages have been rising, continued U.S. productivity gains helped mit-igate the effect on unit labor costs.

Despite the strong economy, the Federal Reserve continued to postpone an in-terest-rate increase. The lack of any sign of rising inflation and the possi-bility of an Asian-induced slowdown have kept the Fed from acting.

Performance

The Portfolio's performance trailed that of the benchmark Lehman Brothers Government/Corporate Index, which returned 3.64 percent for the six-month pe-riod ended April 30, 1998. The Portfolio benefited from a modest shortening of duration in January (to 1/4 year under the benchmark), followed by a move to a benchmark-neutral position in early March, when interest rates rose. The lower return compared to the benchmark index was primarily related to holdings of Columbia HCA bonds in the corporate sector. The healthcare company's well-pub-licized troubles significantly affected the value of its bonds, which the Portfolio sold in February.

Portfolio Structure

As of April 30, 1998, the Portfolio consisted of 31 percent corporate securi-ties, 52 percent Treasury and government agency securities, 32 percent mort-gage-backed securities, The ten largest holdings in the Portfolio are listed below.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
                         LARGEST HOLDINGS BY SECURITY
                               AT APRIL 30, 1998

                                                                         % OF
ISSUER                                                 COUPON   DUE    PORTFOLIO
------                                                 ------ -------- ---------
U.S. Treasury Note.................................... 5.875% 11/30/01   9.5%
U.S. Treasury Bond.................................... 9.375% 02/15/06   6.6%
FNMA 1998-26 PA....................................... 6.000% 11/18/17   6.5%
GNMA.................................................. 7.000% 09/15/24   6.5%
U.S. Treasury Note.................................... 8.500% 02/15/20   5.8%
FNMA.................................................. 5.750% 02/15/08   4.7%
FHLMC................................................. 6.750% 05/30/06   4.6%
FNMA.................................................. 7.500% 04/09/07   3.8%
GNMA.................................................. 7.500% 05/01/13   3.8%
FHLMC 2034............................................ 6.000% 04/15/18   3.6%

Outlook

We expect interest rates to fluctuate within a narrow range for the near fu-ture. Our expectation is based on a scenario of strong economic growth, low inflation and stable monetary policy. Given the present environment, we fore-see no near-term rate action by the Federal Reserve, which is counting on the Asian situation to help slow economic growth.

MCKEE DOMESTIC EQUITY PORTFOLIO

The McKee Domestic Equity Portfolio had strong performance for the six months ended April 30, 1998, with a total return of 18.10 percent. This performance reflects a rebound in equity prices in the first months of 1998, after fears ceased about the effects of the Asian crisis.

Economic Perspective

The U.S. economy remained vigorous during the six months ended April 30, 1998. Inflation continued its decline from already low levels, and corporate earn-ings remained strong. As investors learned more about the Asian crisis and its likely effect on the U.S. economy, worst-case fears abated, adding to confi-dence about domestic equities and helping cyclical stocks rebound. The market was also aided by a surge in mergers and acquisitions.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Performance

The Portfolio's total return for the six months ended April 30 trailed the benchmark S&P 500 Index, which returned 22.50 percent. Performance was nega-tively affected by the Portfolio's substantial holding of cyclical stocks. More recently, the Portfolio has benefited from rebounds in a number of stocks that had been undeservedly marked down late in 1997 as a result of the Asian crisis.

Positions in the healthcare, telecommunications, financial services, retailing and computer software industries contributed positively to results. The Port-folio was adversely affected by positions in the tobacco, food retailing and computer hardware industries.

Among individual stocks, Southern New England Telecom, Sterling Software, Bec-ton Dickinson, Lehman Brothers, Gap, Inc. and apparel-maker Tommy Hilfiger had particularly good performance during the period. Below-average performers in-cluded MEMC Electronic Materials, Loews Corporation, Olsten Corporation, Amer-ican Stores and Philip Morris.

Portfolio Structure

The Portfolio is broadly diversified, but strategically weighted by economic sector, industry and capitalization. Compared to the overall market, the Port-folio emphasizes the capital goods, technology and basic industries sectors, which should perform well under the reasonably healthy economic conditions we foresee. The portfolio is relatively under-weighted in the utility, financial and consumer staples sectors.

By industry, the Portfolio has a significant weighting, compared to the benchmark, in oil refining, computer software and industrial services. It is under-weighted in banking, home products and energy. The largest industry holdings are shown below.

                         LARGEST HOLDINGS BY INDUSTRY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Technology................................................................ 16.7%
Pharmaceuticals...........................................................  8.4%
Energy....................................................................  8.2%
Retail....................................................................  7.7%
Financial Services........................................................  7.6%
Services..................................................................  6.2%
Banks.....................................................................  4.9%
Capital Equipment.........................................................  4.9%
Chemicals.................................................................  4.2%
Beverages, Food & Tobacco.................................................  3.9%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

At April 30, 1998 the Portfolio held 50 stocks. The ten largest company hold-ings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Green Tree Financial Corp.................................................. 4.7%
Sequent Computer Systems, Inc. ............................................ 3.7%
Sterling Software, Inc..................................................... 3.6%
Aluminum Company of America................................................ 3.3%
Akzo Nobel N.V. ADR........................................................ 3.0%
Advanced Micro Devices, Inc................................................ 2.9%
Stone Energy Corp. ........................................................ 2.9%
ITT Industries, Inc........................................................ 2.8%
AccuStaff, Inc. ........................................................... 2.7%
American Stores Co......................................................... 2.7%

Outlook

Although we remain optimistic about the long-term outlook for equity in-vestment, we have become increasingly concerned about the prospect of a down-turn in the stock market later this year. The fundamental problem is the mar-ket's overvaluation following the 150-percent advance of the past three years. At current levels, the S&P 500 Index is trading at 24 times estimated 1998 earnings, which represent an increase of 8 percent from 1997. Simply put, in-vestors may not continue buying stocks at three times their growth rate, espe-cially when earnings are decelerating. Also, most valuation methods suggest the overall market is about 15-25 percent overvalued. Accordingly, a price de-cline in 1998 or early 1999 is quite possible.

In this more difficult environment, the Portfolio should perform relatively well since its structure emphasizes mid-cap stocks with superior valuation and earnings momentum characteristics rather than large cap growth issues, many of which are trading in uncharted price territory. As a result, our shareholders are well positioned to benefit from an important future performance opportunity.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

The McKee International Equity Portfolio continued to produce healthy returns for the six months ended April 30, 1998. Total return for the period was 14.45 percent. Although the portfolio was initially penalized by its exposure to Asian markets, it enjoyed vigorous gains from the partial recovery in some of those markets beginning in February.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Economic Perspective

Most world stock markets outside Asia have risen strongly during recent months, benefiting from low inflation, low interest rates and strong earnings growth. European markets in particular registered high returns. While Japan continued to exhibit lackluster performance, outstanding recent results in Thailand, Korea and the Philippines suggests a lessening of investor concern about Asian problems.

Performance

The benchmark Morgan Stanley Capital International EAFE Index returned 15.44 percent for the six-month period ended April 30, 1998. The Portfolio's rela-tive performance was hurt by investments in Japan, China and Hong Kong. The Portfolio benefited from relatively large investments in Canada, Finland, Ire-land, Korea and Mexico.

The Portfolio also benefited from its investments in the healthcare, technolo-gy, energy, food and chemicals industries. Comparative results were hurt by investments in the railroad, airline and auto industries.

Among individual stocks, Montedison, Nokia, Alcatel, Svenska Handelsbanken and Pohang Iron & Steel were the best performers. Nissan Motors, Guangshen Rail-way, Mitsui & Company, Cathay Pacific and Amada under-performed.

Portfolio Structure

The Portfolio is structured to benefit from continued global economic growth. At April 30, 1998, it was invested in 24 world markets. Compared to the bench-mark index, the Portfolio is over-weighted in Canada, Korea and China, while Japan, the United Kingdom, Germany and Switzerland are under-represented. The ten largest country weightings are shown below.

                          LARGEST HOLDINGS BY COUNTRY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Japan..................................................................... 12.5%
United Kingdom............................................................ 11.5%
Netherlands...............................................................  7.8%
France....................................................................  7.7%
Hong Kong.................................................................  5.1%
Finland...................................................................  4.9%
Mexico....................................................................  4.4%
Canada....................................................................  4.4%
Germany...................................................................  3.9%
Switzerland...............................................................  3.8%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Holdings are also widely diversified by company, economic sector and industry. As of April 30, 1998, the Portfolio held stocks of 56 companies and was in-vested in all global economic sectors and most major world industries. Com-pared to the benchmark, the portfolio is over-weighted in the materials, capi-tal equipment and energy sectors. It is under-weighted in the finance and service sectors. The ten largest company holdings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Nokia Oyj.................................................................. 4.9%
Nestle S.A. ............................................................... 3.8%
Alcatel Alsthom............................................................ 3.1%
Asia Pulp & Paper Co., Ltd. ............................................... 3.0%
Akzo Nobel N.V. ........................................................... 3.0%
B.A.T. Industries.......................................................... 2.8%
Philips Electronics N.V.................................................... 2.8%
Elan Corp. ................................................................ 2.8%
Montedison S.p.A. ......................................................... 2.7%
YPF S.A. .................................................................. 2.5%

Outlook

While corporate restructuring in Europe has already contributed to signifi-cantly higher equity prices in that region, we continue to believe the invest-ment outlook for most of these markets remain positive. In Asia, markets should show further signs of recovery in coming months and several Latin Amer-ican markets also appear to offer strong potential. Indeed, we expect non-U.S. stocks to outperform domestic equities during the remainder of 1998.

From a strategic standpoint, we continue to favor undervalued stocks with strong earnings momentum. Many of these stocks are cyclically sensitive and should benefit from the global economic strength we foresee over the next year.

MCKEE SMALL-CAP EQUITY PORTFOLIO

The McKee Small Cap Equity Portfolio was launched on November 4, 1997. From its inception through April 30, 1998, the total return for the Portfolio was
10.06 percent which was a healthy return in a market that has recently favored large capitalization stocks.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

Economic Perspective

The continued vigor of the U.S. economy during the period contributed to the performance of small-cap stocks. Inflation continued its decline from already low levels, and small-cap company earnings remained strong, even while growth slowed somewhat at a number of large companies. The easing of fears about the Asian crisis also contributed to investor confidence. The investor surge in merger and acquisition activity in the early months of 1998 gave a further boost to the equity market and to many small cap stocks.

Performance

In the almost six months since inception, the Portfolio's performance compared well to the benchmark Russell 2000 Index which returned 9.86 percent for the period November 4 through April 30, 1998. In particular, the Portfolio bene-fited from positions in the energy, finance and consumer sectors. With respect to industries, the Portfolio was helped by positions in financial services, oil and gas and computer software. Results were hurt by the positions in to-bacco, forest products and computer hardware.

Among individual stocks, First American Financial, Commerce Bancorp, Avid Technology, Structural Dynamics Research and LA-Z-Boy had the best perfor-mance. Swisher International Group, Perceptron Inc., System Software Associ-ates, Gymboree Corporation and Pioneer Standard Electronics under-performed.

Portfolio Structure

The Portfolio is broadly diversified, yet strategically weighted by economic sector and industry. It has modest concentrations, compared to the benchmark index, in the financial and basic industries sectors. It is slightly under-weighted in capital goods and consumer cyclicals.

Among industries, the Portfolio has an emphasis on computer software, elec-tronic equipment, and mining and metals compared to the benchmark. It is un-der-weighted in semiconductors, information services and chemicals.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

As of April 30, 1998, there were 44 stocks in the Portfolio. The largest hold-ings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                    PERCENT OF NET ASSETS AT APRIL 30, 1998

Delphi Financial Group, Inc. .............................................. 3.4%
Owens & Minor, Inc. ....................................................... 3.3%
Brown & Sharpe Manufacturing Co. .......................................... 3.3%
Commerce Bancorp, Inc. .................................................... 3.2%
Personnel Group of America, Inc. .......................................... 3.1%
Avid Technology, Inc. ..................................................... 3.0%
Stone Energy Corp. ........................................................ 2.9%
Structural Dynamics Research Corp. ........................................ 2.9%
Systems & Computer Technology Corp. ....................................... 2.8%
Mortons Restaurant Group, Inc. ............................................ 2.8%

Outlook

Our outlook for small-cap stocks remains positive, despite growing concern about the possibility of a downturn in the broad stock market. Even apart from their demonstrated superior performance versus large-cap stock over the long term, small caps are attractive at present because of their better earnings outlook, their lower valuations and the recent reduction in the capital gains tax rates, which benefits smaller, growing companies.

Yours truly,

C.S. McKee & Co., Inc.

Note: The investment results presented in the letter above represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For a complete discussion of the risks associated with international investing, please refer to the prospectus for the McKee International Equity Portfolio.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
                     DEFINITION OF THE COMPARATIVE INDICES

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly companies.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUND                                         MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 U.S. GOVERNMENT & AGENCY SECURITIES - 52.1%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01.............................  $  311,048 $   310,672
                                                                    -----------
 Federal Home Loan Mortgage Corp.
  6.75%, 5/30/06.......................................   1,840,000   1,923,628
  7.65%, 5/10/05.......................................      85,000      87,683
                                                                    -----------
                                                                      2,011,311
                                                                    -----------
 Federal National Mortgage Association
  5.625%, 3/15/01......................................   1,320,000   1,315,050
  5.75%, 2/15/08.......................................   2,020,000   1,982,441
  6.70%, 8/10/01.......................................   1,075,000   1,085,933
  7.37%, 4/14/04.......................................     140,000     141,938
  7.50%, 4/9/07........................................   1,535,000   1,609,693
                                                                    -----------
                                                                      6,135,055
                                                                    -----------
 U.S. Treasury Bond
  9.375%, 2/15/06......................................   2,266,000   2,773,969
                                                                    -----------
 U.S. Treasury Notes
  5.875%, 11/30/01.....................................   3,983,000   4,011,438
  8.50%, 2/15/20.......................................   1,895,000   2,452,679
                                                                    -----------
                                                                      6,464,117
                                                                    -----------
 U.S. Treasury Principal Strips
  5/15/17..............................................   2,083,000     663,498
                                                                    -----------
  TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $18,033,126)....   18,358,622
                                                                    -----------

 MORTGAGE OBLIGATIONS - 31.7%
 Federal Home Loan Mortgage Corp.
  Series 1995 PB, CMO, PAC 1, REMIC 6.50%, 9/20/25.....   1,393,000   1,400,383
  Series 2034 PN, CMO, PAC (11), REMIC, 6.00%,
   4/15/18.............................................   1,500,000   1,493,325
                                                                    -----------
                                                                      2,893,708
                                                                    -----------
 Federal National Mortgage Association
  Pool #323057, 6.50%, 3/1/13..........................   1,200,642   1,204,761
  Series 1998-26 PA, CMO, PAC, REMIC, 6.00%, 11/18/17..   2,750,000   2,740,547
                                                                    -----------
                                                                      3,945,308
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 MORTGAGE OBLIGATIONS - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 Government National Mortgage Association
  Pool #780742, 7.00%, 9/15/24.........................  $2,697,639 $ 2,739,790
  TBA, 7.50%, 5/1/13...................................   1,548,000   1,599,270
                                                                    -----------
                                                                      4,339,060
                                                                    -----------
  TOTAL MORTGAGE OBLIGATIONS (Cost $11,196,459)...................   11,178,076
                                                                    -----------

 ASSET-BACKED SECURITIES - 7.9%
 FINANCIAL SERVICES - 7.9%
  Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25.............................................      78,663      78,259
  Countrywide Funding Corp., Series D 6.875%, 9/15/05..     525,000     538,781
  Green Tree Financial Corp., Series 94-7 A4 8.35%,
   3/15/20.............................................     250,000     258,877
  Indymac Manufactured Housing Contract, Series 98-1 A2
   6.39%, 9/25/28......................................     340,000     342,853
  Oakwood Mortgage Investors Inc., Series 95-A A2
   6.50%, 9/15/20......................................     439,853     440,897
  The Money Store Home Equity Trust, Series 96-C A3
   7.07%, 12/15/16.....................................     550,000     554,052
  U.S. West Cap Funding, Inc. 6.75%, 10/1/05...........     155,000     158,294
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06......................................     405,000     420,684
                                                                    -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $2,747,069).................    2,792,697
                                                                    -----------

 CORPORATE BONDS - 23.2%
 FINANCIAL SERVICES - 5.5%
  Countrywide Capital I 8.00%, 12/15/26................     445,000     456,681
  Lehman Brothers Holdings 7.125%, 9/15/03.............     748,000     769,505
  NB Capital Trust IV 8.25%, 4/15/27...................     626,000     690,947
                                                                    -----------
                                                                      1,917,133
                                                                    -----------
 INDUSTRIAL - 12.6%
  Nabisco, Inc. 7.55%, 6/15/15.........................     834,000     866,317
  News America Holdings, Inc. 7.60%, 10/11/15..........     731,000     762,068
  Philip Morris Cos., Inc. 7.25%, 9/15/01..............     200,000     205,000
  Phillips Petroleum Co. 7.125%, 3/15/28...............     443,000     430,818
  Seagate Technology, Inc. Senior Notes 7.125%,
   3/1/04..............................................     833,000     838,206
  Time Warner Entertainment Co. 8.375%, 3/15/23........     775,000     884,469
  Xerox Capital Trust I 8.00%, 2/1/27..................     410,000     434,088
                                                                    -----------
                                                                      4,420,966
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUND                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 TELECOMMUNICATIONS - 2.4%
  Frontier Corp. 7.25%, 5/15/04......................... $  809,000 $   843,383
                                                                    -----------
 UTILITIES - 0.7%
  Pacific Gas & Electric 5.875%, 10/1/05................    260,000     254,150
                                                                    -----------
 YANKEE BONDS - 2.0%
  Barrick Gold Corp. 7.50%, 5/1/07......................    675,000     712,968
                                                                    -----------
  TOTAL CORPORATE BONDS (Cost $7,810,898)...............              8,148,600
                                                                    -----------

SHORT-TERM INVESTMENT - 4.4%
REPURCHASE AGREEMENT - 4.4%
 Chase Securities, Inc. 5.37%, dated 4/30/98, due
  5/1/98, to be repurchased at $1,538,229,
  collateralized by $1,341,004 of various U.S. Treasury
  Obligations, 5.50%-14.00%, due 5/15/04-
  11/15/27,valued at $1,555,478 (Cost $1,538,000)...... 1,538,000   1,538,000
                                                                  -----------
 TOTAL INVESTMENTS - 119.3% (Cost $41,325,552) (a)...............  42,015,995
                                                                  -----------
 OTHER ASSETS AND LIABILITIES (NET) - (19.3%)....................  (6,786,596)
                                                                  -----------
 NET ASSETS - 100%............................................... $35,229,399
                                                                  ===========

    +     See Note A to Financial Statements.
  CMO     Collateralized Mortgage Obligation
  PAC     Planned Amortization Class
REMIC     Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $41,325,552. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $690,443. This consisted of aggregate gross unrealized appreciation for all securities of $727,758 and aggregate gross unrealized depreciation for all securities of $37,315.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.3%

                                                             SHARES   VALUE+
                                                             ------ -----------
 AUTOMOTIVE - 1.0%
  General Motors Corp. .....................................  9,200 $   619,850
                                                                    -----------
 BANKS - 4.9%
  BankBoston Corp. .........................................  7,650     825,722
  Bankers Trust New York Corp. ............................. 11,200   1,446,200
  Golden West Financial Corp................................  6,900     726,656
                                                                    -----------
                                                                      2,998,578
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 3.9%
  Philip Morris Cos., Inc................................... 28,600   1,067,137
  Pioneer Hi-Bred International, Inc. ...................... 35,200   1,328,800
                                                                    -----------
                                                                      2,395,937
                                                                    -----------
 CAPITAL EQUIPMENT - 4.9%
  Cincinnati Milacron, Inc. ................................ 40,200   1,248,712
  ITT Industries, Inc. ..................................... 47,200   1,719,850
                                                                    -----------
                                                                      2,968,562
                                                                    -----------
 CHEMICALS - 4.2%
  Akzo Nobel N.V. ADR....................................... 17,500   1,802,500
  Ethyl Corp................................................ 93,900     715,988
                                                                    -----------
                                                                      2,518,488
                                                                    -----------
 COMPUTERS - 1.9%
  Computer Associates International, Inc. .................. 20,000   1,171,250
                                                                    -----------
 ELECTRONICS - 1.0%
  *MEMC Electronic Materials, Inc. ......................... 44,400     624,375
                                                                    -----------
 ENERGY - 8.2%
  Mitchell Energy & Development Corp., Class B.............. 38,770     978,942
  Occidental Petroleum Corp. ............................... 27,700     815,419
  *Stone Energy Corp. ...................................... 45,500   1,743,219
  Ultramar Diamond Shamrock Corp. .......................... 20,900     675,331
  YPF S.A. ADR.............................................. 21,600     753,300
                                                                    -----------
                                                                      4,966,211
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------

 FINANCIAL SERVICES - 7.6%
  Green Tree Financial Corp. ............................... 70,300 $ 2,864,725
  Lehman Brothers Holdings, Inc. ........................... 14,200   1,009,087
  The PMI Group, Inc. ......................................  9,200     747,500
                                                                    -----------
                                                                      4,621,312
                                                                    -----------
 HEALTH CARE - 2.0%
  *Foundation Health Systems, Inc., Class A................. 41,850   1,211,034
                                                                    -----------
 INSURANCE - 1.9%
  CIGNA Corp. ..............................................  5,500   1,138,156
                                                                    -----------
 MANUFACTURING - 1.2%
  Tecumseh Products Co., Class A............................ 15,000     755,625
                                                                    -----------
 METALS - 3.3%
  Aluminum Company of America............................... 25,700   1,991,750
                                                                    -----------
 MINING - 2.4%
  Case Corp. ............................................... 22,900   1,455,581
                                                                    -----------
 MULTI-INDUSTRY - 1.4%
  Loews Corp. ..............................................  8,300     830,519
                                                                    -----------
 PAPER & PACKAGING - 2.0%
  Willamette Industries..................................... 30,900   1,199,306
                                                                    -----------
 PHARMACEUTICALS - 8.4%
  American Home Products Corp. .............................  9,200     856,750
  Becton, Dickinson & Co. .................................. 16,500   1,148,813
  *Biogen, Inc. ............................................ 34,200   1,509,075
  Mylan Laboratories, Inc. ................................. 59,000   1,600,375
                                                                    -----------
                                                                      5,115,013
                                                                    -----------
 RETAIL - 7.7%
  American Stores Co. ...................................... 68,700   1,648,800
  *BJ'S Wholesale Club, Inc. ............................... 30,200   1,209,888
  Dillard's Inc., Class A................................... 19,700     721,513
  Gap, Inc. ................................................ 21,800   1,121,337
                                                                    -----------
                                                                      4,701,538
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
                                  APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 SERVICES - 6.2%
  *Accustaff, Inc..........................................  46,200 $ 1,657,425
  Olsten Corp..............................................  63,400     867,787
  Reynolds & Reynolds Co., Class A.........................  54,000   1,242,000
                                                                    -----------
                                                                      3,767,212
                                                                    -----------
 TECHNOLOGY - 16.7%
  AMP, Inc.................................................  33,900   1,332,694
  *Advanced Micro Devices, Inc.............................  63,800   1,770,450
  *Policy Management Systems...............................  14,200   1,144,875
  *Seagate Technology, Inc.................................  55,200   1,473,150
  *Sequent Computer Systems, Inc........................... 115,100   2,258,838
  *Sterling Software, Inc..................................  81,492   2,154,445
                                                                    -----------
                                                                     10,134,452
                                                                    -----------
 TELECOMMUNICATIONS - 3.3%
  Bell Atlantic Corp.......................................   9,563     894,738
  SBC Communications, Inc..................................   7,120     295,035
  Sprint Corp..............................................  11,500     785,594
                                                                    -----------
                                                                      1,975,367
                                                                    -----------
 TEXTILES & APPAREL - 2.2%
  *Tommy Hilfiger Corp.....................................  21,500   1,311,500
                                                                    -----------
 UTILITIES - 2.0%
  GPU, Inc.................................................  13,100     519,088
  Southern New England Telecommunications Corp.............   9,700     679,000
                                                                    -----------
                                                                      1,198,088
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $48,544,023)...........................  59,669,704
                                                                    -----------
  TOTAL INVESTMENTS - 98.3% (Cost $48,544,023) (a).................  59,669,704
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.7%........................   1,005,170
                                                                    -----------
  NET ASSETS - 100%................................................ $60,674,874
                                                                    ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $48,544,023. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $11,125,681. This consisted of aggregate gross unrealized appreciation for all securities of $12,729,749 and aggregate gross unrealized depreciation for all securities of $1,604,068.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 97.4%

                                                           SHARES     VALUE+
                                                          --------- -----------
 ARGENTINA - 2.5%
  YPF S.A. ADR...........................................   100,000 $ 3,487,500
                                                                    -----------
 AUSTRALIA - 1.5%
  Westpac Banking Corp...................................   312,000   2,095,270
                                                                    -----------
 CANADA - 4.4%
  Alcan Aluminium Ltd....................................    48,925   1,587,718
  Canadian Imperial Bank of Commerce.....................    50,358   1,790,970
  Seagram Co., Ltd.......................................    31,830   1,357,973
  West Coast Energy, Inc.................................    25,242     595,830
  West Coast Energy, Inc. ADR............................    27,600     648,600
                                                                    -----------
                                                                      5,981,091
                                                                    -----------
 CHINA - 1.5%
  *Huaneng Power International, Inc. ADR.................    93,000   2,046,000
                                                                    -----------
 DENMARK - 2.1%
  Unidanmark A/S, Class A (Registered)...................    33,950   2,855,236
                                                                    -----------
 FINLAND - 4.9%
  Nokia Oyj, Class K.....................................   101,000   6,723,180
                                                                    -----------
 FRANCE - 7.7%
  Alcatel Alsthom........................................    22,615   4,194,930
  Coflexip...............................................    23,000   3,263,850
  Total S.A., Class B....................................    26,400   3,140,243
                                                                    -----------
                                                                     10,599,023
                                                                    -----------
 GERMANY - 3.9%
  Bayer AG...............................................    47,650   2,126,046
  Bayer AG ADR...........................................    19,900     884,937
  Commerzbank AG.........................................    40,000   1,556,051
  Commerzbank AG ADR.....................................    20,000     771,246
                                                                    -----------
                                                                      5,338,280
                                                                    -----------
 HONG KONG - 5.1%
  Cathay Pacific Airways Ltd............................. 1,828,000   1,604,854
  Guangshen Railway Co., Ltd. ADR........................   180,000   1,766,250
  Hong Kong Electric Holdings............................   240,000     737,461
  Hong Kong Electric Holdings ADR........................   244,800     752,148
  HSBC Holdings plc......................................    77,000   2,197,018
                                                                    -----------
                                                                      7,057,731
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 IRELAND - 2.8%
  *Elan Corp. plc ADR....................................    62,000 $ 3,851,750
                                                                    -----------
 ISRAEL - 2.3%
  Teva Pharmaceutical Industries Ltd. ADR................    75,000   3,187,500
                                                                    -----------
 ITALY - 2.7%
  Montedison S.p.A....................................... 2,645,580   3,341,171
  Montedison S.p.A. ADR..................................    32,634     414,044
                                                                    -----------
                                                                      3,755,215
                                                                    -----------
 JAPAN - 12.5%
  Amada Co., Ltd.........................................   258,000   1,044,574
  Credit Saison Co.......................................    61,400   1,333,570
  Hitachi Ltd............................................   270,000   1,939,080
  Hitachi Ltd. ADR.......................................     8,100     585,225
  INES Corp..............................................   171,000   1,255,260
  Ito-Yokado Co., Ltd....................................    24,000   1,244,135
  Kao Corp...............................................    61,000     897,873
  Mitsui & Co., Ltd......................................    59,000     366,127
  Mitsui & Co., Ltd. ADR.................................     4,900     602,700
  Mitsui Marine & Fire Insurance.........................   170,000     873,543
  Mitsui Marine & Fire Insurance ADR.....................    10,630     546,262
  Nintendo Co., Ltd......................................    22,800   2,094,687
  Nissan Motor Co., Ltd..................................   344,000   1,111,609
  Nissan Motor Co., Ltd. ADR.............................    34,200     228,713
  Sanwa Bank Ltd.........................................   154,000   1,363,554
  Sanwa Bank Ltd. ADR....................................     4,000     354,196
  Toyota Motor Corp......................................    51,000   1,331,542
                                                                    -----------
                                                                     17,172,650
                                                                    -----------
 KOREA - 3.5%
  LG Electronics.........................................   233,556   2,781,678
  Pohang Iron & Steel Co., Ltd...........................    13,700     750,422
  Pohang Iron & Steel Co., Ltd. ADR......................    72,000   1,282,500
                                                                    -----------
                                                                      4,814,600
                                                                    -----------
 MEXICO - 4.4%
  *Grupo Industrial Durango ADR..........................   220,000   3,162,500
  Telefonos de Mexico S.A. ADR, Class L..................    49,800   2,819,925
                                                                    -----------
                                                                      5,982,425
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
 NETHERLANDS - 7.8%
  Akzo Nobel N.V.........................................    20,000 $ 4,071,726
  KLM Royal Dutch Airlines N.V...........................    69,900   2,749,187
  Philips Electronics N.V................................    44,160   3,893,640
                                                                    -----------
                                                                     10,714,553
                                                                    -----------
 NORWAY - 0.9%
  Den norske Bank ASA....................................   243,400   1,279,541
                                                                    -----------
 PHILIPPINES - 2.9%
  Ionics Circuit, Inc.................................... 3,375,000   1,558,989
  Philippine Long Distance Telephone Co..................    88,400   2,372,784
                                                                    -----------
                                                                      3,931,773
                                                                    -----------
 SINGAPORE - 3.0%
  Asia Pulp & Paper Co., Ltd. ADR........................   286,600   4,173,613
                                                                    -----------
 SPAIN - 2.1%
  Repsol S.A.............................................    52,230   2,864,314
                                                                    -----------
 SWEDEN - 2.0%
  Svenska Handelsbanken, Class A.........................    62,000   2,812,573
                                                                    -----------
 SWITZERLAND - 3.8%
  Nestle S.A. (Registered)...............................     2,670   5,180,145
                                                                    -----------
 THAILAND - 1.6%
  Advanced Info Service Public Co., Ltd. (Foreign).......   310,000   2,168,394
                                                                    -----------
 UNITED KINGDOM - 11.5%
  BAT Industries plc ADR.................................   201,000   3,906,938
  British Steel plc......................................   751,300   1,997,804
  Carlton Communications plc.............................   110,787     992,180
  Diageo plc, Class B....................................    31,452     268,263
  Diageo plc.............................................   199,817   2,379,331
  *Professional Staff plc ADR............................    80,000   1,440,000
  Rio Tinto plc ADR......................................    14,600     850,450
  RTZ Corp. plc (Registered).............................   118,280   1,698,220
  *Waste Management International plc....................   504,100   1,902,452
  *Waste Management International plc ADR................    43,900     353,944
                                                                    -----------
                                                                     15,789,582
                                                                    -----------
  TOTAL COMMON STOCKS - 97.4% (Cost $106,582,821).................. 133,861,939
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 1.9%

                                                          FACE
                                                         AMOUNT      VALUE+
                                                       ---------- ------------
 REPURCHASE AGREEMENT - 1.9%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $2,583,385,
   collateralized by $2,252,154 of various U.S.
   Treasury Obigations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $2,612,354 (Cost $2,583,000)... $2,583,000 $  2,583,000
                                                                  ------------
  TOTAL INVESTMENTS - 99.3% (Cost $109,165,821) (a)..............  136,444,939
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.7%......................    1,030,739
                                                                  ------------
  NET ASSETS - 100%.............................................. $137,475,678
                                                                  ============

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $109,165,821. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $27,279,118. This consisted of aggregate gross unrealized appreciation for all securities of $36,405,079 and aggregate gross unrealized depreciation for all securities of $9,125,961.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                           APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR DIVERSIFICATION (UNAUDITED)

  At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET
INDUSTRY                                                   ASSETS     VALUE
--------                                                   ------  ------------
Automotive................................................   0.2%  $    228,712
Banks.....................................................   6.1      8,372,080
Beverages, Food & Tobacco.................................   4.8      6,554,531
Capital Equipment.........................................   9.3     12,785,742
Chemicals.................................................   7.6     10,423,880
Consumer Durables.........................................  12.0     16,554,461
Electronics...............................................   7.2      9,862,442
Energy....................................................   9.4     12,871,348
Financial Services........................................   7.3     10,037,146
Health Care...............................................   5.1      7,039,250
Insurance.................................................   0.6        873,543
Metals....................................................   1.4      1,953,845
Multi-Industry............................................   0.3        414,044
Natural Resources.........................................   7.1      9,741,896
Paper & Packaging.........................................   3.0      4,173,612
Repurchase Agreement......................................   1.9      2,583,000
Services..................................................   3.3      4,542,095
Technology................................................   1.1      1,558,989
Telecommunications........................................   4.4      5,980,499
Transportation............................................   4.5      6,120,292
Utilities.................................................   2.7      3,773,532
                                                           -----   ------------
 Total Investments........................................  99.3%  $136,444,939
Other Assets and Liabilities (Net)........................   0.7      1,030,739
                                                           -----   ------------
 Net Assets............................................... 100.0%  $137,475,678
                                                           =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.9%

                                                            SHARES    VALUE+
                                                            ------- -----------
 BANKS - 10.6%
  Coastal Bancorp, Inc.....................................  31,500 $ 1,134,000
  Commerce Bancorp, Inc....................................  39,060   2,241,067
  MAF Bancorp, Inc.........................................  37,300   1,494,331
  Peoples Heritage Financial Group, Inc....................  38,100   1,838,325
  S&T Bancorp, Inc.........................................  14,900     769,213
                                                                    -----------
                                                                      7,476,936
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 3.9%
  *Swisher International Group, Inc., Class A.............. 101,300   1,247,256
  Tasty Baking Co..........................................  71,600   1,476,750
                                                                    -----------
                                                                      2,724,006
                                                                    -----------
 CONSTRUCTION - 2.7%
  *Toll Brothers, Inc......................................  67,800   1,889,925
                                                                    -----------
 ELECTRONICS - 1.1%
  Pioneer-Standard Electronics, Inc........................  60,300     749,981
                                                                    -----------
 ENERGY - 4.3%
  *Miller Exploration Co................................... 120,000     990,000
  *Stone Energy Corp.......................................  54,000   2,068,875
                                                                    -----------
                                                                      3,058,875
                                                                    -----------
 HEALTH CARE - 2.7%
  *Sierra Health Services, Inc.............................  48,600   1,868,063
                                                                    -----------
 HOME FURNISHINGS & APPLIANCES - 2.4%
  La-Z-Boy, Inc............................................  32,100   1,679,231
                                                                    -----------
 INDUSTRIAL - 5.1%
  *Brown & Sharpe Manufacturing Co., Class A............... 167,000   2,285,812
  *Dravo Corp.............................................. 129,200   1,324,300
                                                                    -----------
                                                                      3,610,112
                                                                    -----------
 INSURANCE - 11.3%
  Arthur J. Gallagher & Co.................................  35,800   1,570,725
  *Delphi Financial Group, Inc., Class A...................  42,228   2,406,996
  LandAmerica Financial Group, Inc.........................  16,500     870,375
  Selective Insurance Group, Inc...........................  47,900   1,317,250
  The First American Financial Corp........................  24,850   1,765,903
                                                                    -----------
                                                                      7,931,249
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 METALS - 7.6%
  *Alltrista Corp..........................................  45,300 $ 1,223,100
  Century Aluminum Co...................................... 103,000   1,725,250
  Intermet Corp............................................  74,500   1,536,563
  *Titanium Metals Corp....................................  31,000     825,375
                                                                    -----------
                                                                      5,310,288
                                                                    -----------
 PAPER & PACKAGING - 2.0%
  Pope & Talbot, Inc.......................................  89,100   1,386,619
                                                                    -----------
 PHARMACEUTICALS - 5.1%
  Alpharma, Inc., Class A..................................  57,900   1,317,225
  Owens & Minor, Inc., Holding Company..................... 128,700   2,292,469
                                                                    -----------
                                                                      3,609,694
                                                                    -----------
 RETAIL - 9.8%
  Claire's Stores, Inc.....................................  81,400   1,775,537
  *Gymboree Corp...........................................  75,900   1,389,919
  *Lands' End, Inc.........................................  47,500   1,751,563
  *Mortons Restaurant Group, Inc...........................  79,400   1,955,225
                                                                    -----------
                                                                      6,872,244
                                                                    -----------
 SERVICES - 11.0%
  *Aviall, Inc............................................. 116,400   1,629,600
  Bowne & Co., Inc.........................................  42,300   1,747,519
  *Integrated Systems Consulting Group, Inc................  85,600   1,134,200
  *Perceptron, Inc.........................................  70,400   1,056,000
  *Personnel Group of America, Inc......................... 109,400   2,174,325
                                                                    -----------
                                                                      7,741,644
                                                                    -----------
 TECHNOLOGY - 14.9%
  *Avid Technology, Inc....................................  48,000   2,076,000
  *Planar Systems, Inc..................................... 144,900   1,775,025
  *Structural Dynamics Research Corp.......................  71,500   2,019,875
  *Symantec Corp...........................................  59,500   1,725,500
  *System Software Associates, Inc......................... 106,700     900,281
  *Systems & Computer Technology Corp......................  35,300   1,994,450
                                                                    -----------
                                                                     10,491,131
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      MCKEE SMALL CAP EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES    VALUE+
                                                          -------- -----------
 UTILITIES - 4.4%
  CILCORP, Inc...........................................   29,300 $ 1,400,906
  Commonwealth Energy System.............................   43,900   1,679,175
                                                                   -----------
                                                                     3,080,081
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $63,043,372)..........................  69,480,079
                                                                   -----------

 SHORT-TERM INVESTMENTS - 1.1%
                                                            FACE
                                                           AMOUNT
                                                          --------
 REPURCHASE AGREEMENTS - 1.1%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $810,121, collateralized
   by $706,251 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at $819,205
   (Cost $810,000)....................................... $810,000     810,000
                                                                   -----------
  TOTAL INVESTMENTS - 100.0% (Cost $63,853,372) (a)...............  70,290,079
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.0%).....................     (20,038)
                                                                   -----------
  NET ASSETS - 100%............................................... $70,270,041
                                                                   ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $63,853,372. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,436,707. This consisted of aggregate gross unrealized appreciation for all securities of $9,234,163 and aggregate gross unrealized depreciation for all securities of $2,797,456.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               MCKEE PORTFOLIOS
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES

                                 MCKEE       MCKEE        MCKEE        MCKEE
                                 U.S.      DOMESTIC   INTERNATIONAL  SMALL CAP
                              GOVERNMENT    EQUITY       EQUITY       EQUITY
                               PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                              ----------- ----------- ------------- -----------
ASSETS
Investments, at Cost........  $41,325,552 $48,544,023 $109,165,821  $63,853,372
                              =========== =========== ============  ===========
Investments, at Value.......  $42,015,995 $59,669,704 $136,444,939  $70,290,079
Cash........................           55         --           883          159
Receivable for Investments
 Sold.......................    6,266,817   8,476,445          --           --
Dividends Receivable........          --       58,488      418,212       36,517
Receivable for Fund Shares
 Sold.......................          --       68,831      733,046        9,556
Foreign Withholding Tax
 Reclaim Receivable.........          --          --        87,065          --
Interest Receivable.........      524,506         --           385          121
Other Assets................          464         834          953          656
                              ----------- ----------- ------------  -----------
 Total Assets...............   48,807,837  68,274,302  137,685,483   70,337,088
                              ----------- ----------- ------------  -----------
LIABILITIES
Payable for Investments
 Purchased..................    4,948,326         --           --           --
Payable for Fund Shares
 Redeemed...................    8,584,848   7,403,427          --           --
Payable for Investment
 Advisory Fees--Note B......       16,292      36,449       78,025       57,599
Payable for Administrative
 Fees--Note C...............        8,954       9,268       15,922        6,677
Payable for Custodian Fees--
 Note D.....................        6,029      10,556      102,335        2,108
Payable for Account Services
 Fees--Note F...............        8,361      17,934          206          --
Payable for Directors'
 Fees--Note G...............          645         703          725          663
Due to Custodian Bank--Note
 D..........................          --      115,618          --           --
Other Liabilities...........        4,983       5,473       12,592          --
                              ----------- ----------- ------------  -----------
 Total Liabilities..........   13,578,438   7,599,428      209,805       67,047
                              ----------- ----------- ------------  -----------
NET ASSETS..................  $35,229,399 $60,674,874 $137,475,678  $70,270,041
                              =========== =========== ============  ===========
NET ASSETS CONSIST OF:
Paid in Capital.............  $33,350,904 $32,584,885 $106,877,253  $63,740,891
Undistributed Net Investment
 Income (Loss)..............      331,981      36,349      535,292      (69,760)
Accumulated Net Realized
 Gain.......................      856,071  16,927,959    2,790,734      162,203
Unrealized Appreciation.....      690,443  11,125,681   27,272,399    6,436,707
                              ----------- ----------- ------------  -----------
NET ASSETS..................  $35,229,399 $60,674,874 $137,475,678  $70,270,041
                              =========== =========== ============  ===========
Institutional Class Shares
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)................    3,273,378   3,306,880   10,730,844    6,386,479
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share......................  $     10.76 $     18.35 $      12.81  $     11.00
                              =========== =========== ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           MCKEE PORTFOLIOS
                                                       FOR THE SIX MONTHS ENDED
                                            APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

                                 MCKEE        MCKEE         MCKEE       MCKEE
                                 U.S.       DOMESTIC    INTERNATIONAL SMALL CAP
                              GOVERNMENT     EQUITY        EQUITY       EQUITY
                               PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO*
                              -----------  -----------  ------------- ----------
 INVESTMENT INCOME
 Dividends..................  $       --   $   533,482   $ 1,153,276  $  263,662
 Interest...................    1,576,834       39,723       116,597      84,446
 Less: Foreign Taxes
  Withheld..................          --           --        (93,469)        --
                              -----------  -----------   -----------  ----------
  TOTAL INCOME..............    1,576,834      573,205     1,176,404     348,108
                              -----------  -----------   -----------  ----------
 EXPENSES
 Investment Advisory Fees--
  Note B....................      107,254      249,786       406,155     307,548
 Administrative Fees--Note
  C.........................       51,778       59,728        90,146      40,485
 Custodian Fees--Note D.....        3,303        8,164        41,436       2,976
 Account Services Fees--Note
  F.........................       27,021       43,381         1,273          61
 Directors' Fees--Note G....        1,506        1,758         1,817       1,474
 Registration and Filing
  Fees......................        5,586        5,744         6,881      16,291
 Other Expenses.............       16,683       20,683        21,980      19,428
                              -----------  -----------   -----------  ----------
  Net Expenses Before
   Expense Offset...........      213,131      389,244       569,688     388,263
 Expense Offset--Note A.....         (162)      (1,303)       (2,839)       (868)
                              -----------  -----------   -----------  ----------
  Net Expenses After Expense
   Offset...................      212,969      387,941       566,849     387,395
                              -----------  -----------   -----------  ----------
 NET INVESTMENT INCOME
  (LOSS)....................    1,363,865      185,264       609,555     (39,287)
                              -----------  -----------   -----------  ----------
 NET REALIZED GAIN (LOSS)
  ON:
  Investments...............    1,073,792   16,961,453     2,821,806     162,203
  Foreign Exchange
   Transactions.............          --           --        (27,827)        --
                              -----------  -----------   -----------  ----------
 TOTAL NET REALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....    1,073,792   16,961,453     2,793,979     162,203
                              -----------  -----------   -----------  ----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON:
  Investments...............   (1,124,527)  (6,129,776)   14,056,845   6,436,707
  Foreign Exchange
   Translations.............          --           --          9,289         --
                              -----------  -----------   -----------  ----------
 TOTAL NET CHANGE IN
  UNREALIZED
  APPRECIATION/DEPRECIATION..  (1,124,527)  (6,129,776)   14,066,134   6,436,707
                              -----------  -----------   -----------  ----------
 NET GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....      (50,735)  10,831,677    16,860,113   6,598,910
                              -----------  -----------   -----------  ----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS................  $ 1,313,130  $11,016,941   $17,469,668  $6,559,623
                              ===========  ===========   ===========  ==========

* The Portfolio commenced operations on November 4, 1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $  1,363,865  $  2,268,537
  Net Realized Gain...............................      1,073,792       235,130
  Net Change in Unrealized
   Appreciation/Depreciation......................     (1,124,527)    1,536,088
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................      1,313,130     4,039,755
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................     (1,408,951)   (2,031,045)
  Net Realized Gain...............................       (328,406)          --
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................     (1,737,357)   (2,031,045)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................      5,412,575    46,890,798
  In Lieu of Cash Distributions...................      1,734,420     2,025,173
  Redeemed........................................    (29,020,537)  (16,515,553)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................    (21,873,542)   32,400,418
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE).......................    (22,297,769)   34,409,128
 NET ASSETS:
  Beginning of Period.............................     57,527,168    23,118,040
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $331,981 and $377,067,
   respectively...................................   $ 35,229,399  $ 57,527,168
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................        499,928     4,485,792
  In Lieu of Cash Distributions...................        161,932       191,612
  Shares Redeemed.................................     (2,694,958)   (1,556,148)
                                                     ------------  ------------
                                                       (2,033,098)    3,121,256
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    185,264  $    580,671
  Net Realized Gain...............................     16,961,453     7,558,630
  Net Change in Unrealized
   Appreciation/Depreciation......................     (6,129,776)   14,272,224
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................     11,016,941    22,411,525
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................       (214,413)     (580,774)
  Net Realized Gain...............................     (7,577,519)   (2,289,510)
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................     (7,791,932)   (2,870,284)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     10,336,844    42,565,470
  In Lieu of Cash Distributions...................      7,791,932     2,870,017
  Redeemed........................................    (68,067,413)  (19,758,239)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................    (49,938,637)   25,677,248
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE).......................    (46,713,628)   45,218,489
 NET ASSETS:
  Beginning of Period.............................    107,388,502    62,170,013
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $36,349 and $65,498,
   respectively)..................................   $ 60,674,874  $107,388,502
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................        632,656     2,738,317
  In Lieu of Cash Distributions...................        500,413       207,257
  Shares Redeemed.................................     (4,196,006)   (1,223,564)
                                                     ------------  ------------
                                                       (3,062,937)    1,722,010
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    609,555  $    998,276
  Net Realized Gain...............................      2,793,979     9,912,396
  Net Change in Unrealized
   Appreciation/Depreciation......................     14,066,134     8,498,768
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................     17,469,668    19,409,440
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................        (85,099)     (961,510)
  Net Realized Gain...............................     (9,931,009)   (1,154,956)
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS.............................    (10,016,108)   (2,116,466)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     77,084,177    56,400,614
  In Lieu of Cash Distributions...................      9,122,749     1,966,598
  Redeemed........................................    (59,234,581)  (63,834,286)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................     26,972,345    (5,467,074)
                                                     ------------  ------------
  TOTAL INCREASE..................................     34,425,905    11,825,900
 NET ASSETS:
  Beginning of Period.............................    103,049,773    91,223,873
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $535,292 and $10,836,
   respectively)..................................   $137,475,678  $103,049,773
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued...................................      6,532,930     4,401,990
  In Lieu of Cash Distributions...................        850,210       170,717
  Shares Redeemed.................................     (4,949,887)   (4,919,903)
                                                     ------------  ------------
                                                        2,433,253      (347,196)
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   NOVEMBER 4,
                                                                    1997* TO
                                                                    APRIL 30,
                                                                      1998
                                                                   (UNAUDITED)
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss............................................     ($39,287)
  Net Realized Gain..............................................      162,203
  Net Change in Unrealized Appreciation/Depreciation.............    6,436,707
                                                                   -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........    6,559,623
                                                                   -----------
 DISTRIBUTIONS:
  Net Investment Income..........................................      (30,473)
                                                                   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.........................................................   63,714,383
  In Lieu of Cash Distributions..................................       29,824
  Redeemed.......................................................       (3,316)
                                                                   -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS...................   63,740,891
                                                                   -----------
  TOTAL INCREASE.................................................   70,270,041
 NET ASSETS:
  Beginning of Period............................................          --
                                                                   -----------
  End of Period (including undistributed net investment loss of
   $69,760)......................................................  $70,270,041
                                                                   ===========
 (1) SHARES ISSUED AND REDEEMED:
  Shares Issued..................................................    6,383,689
  In Lieu of Cash Distributions..................................        3,094
  Shares Redeemed................................................         (304)
                                                                   -----------
                                                                     6,386,479
                                                                   ===========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                SIX MONTHS      YEARS ENDED        MARCH 2,
                                  ENDED         OCTOBER 31,        1995** TO
                              APRIL 30, 1998  ----------------    OCTOBER 31,
                               (UNAUDITED)     1997     1996         1995
                              --------------  -------  -------    -----------
Net Asset Value, Beginning
 of Period..................     $ 10.84      $ 10.58  $ 10.76      $10.00
                                 -------      -------  -------      ------
Income From Investment
 Operations:
 Net Investment Income......        0.33         0.54     0.46        0.28
 Net Realized and Unrealized
  Gain (Loss)...............       (0.04)        0.25    (0.07)++     0.71
                                 -------      -------  -------      ------
 Total From Investment
  Operations................        0.29         0.79     0.39        0.99
                                 -------      -------  -------      ------
Distributions:
 Net Investment Income......       (0.30)       (0.53)   (0.44)      (0.23)
 Net Realized Gain..........       (0.07)         --       --          --
 In Excess of Net Realized
  Gain......................         --           --     (0.13)        --
                                 -------      -------  -------      ------
 Total Distributions........       (0.37)       (0.53)   (0.57)      (0.23)
                                 -------      -------  -------      ------
Net Asset Value, End of
 Period.....................     $ 10.76      $ 10.84  $ 10.58      $10.76
                                 =======      =======  =======      ======
TOTAL RETURN................        2.67%***     7.73%    3.77%+      9.96%+***
                                 =======      =======  =======      ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................     $35,229      $57,527  $23,118      $6,069
Ratio of Expenses to Average
 Net Assets.................        0.89%*       0.94%    1.13%       0.89%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        5.72%*       5.67%    5.39%       5.39%*
Portfolio Turnover Rate.....          79%         124%      83%        104%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by the Adviser to Average
 Net Assets.................         N/A          N/A     0.12%       1.93%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        0.89%*       0.94%    1.13%       0.85%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                SIX MONTHS      YEARS ENDED        MARCH 2,
                                  ENDED         OCTOBER 31,        1995** TO
                              APRIL 30, 1998  -----------------   OCTOBER 31,
                               (UNAUDITED)      1997     1996        1995
                              --------------  --------  -------   -----------
Net Asset Value, Beginning
 of Period..................     $ 16.86      $  13.38  $ 11.44     $10.00
                                 -------      --------  -------     ------
Income From Investment
 Operations:
 Net Investment Income......        0.04          0.10     0.10       0.08
 Net Realized and Unrealized
  Gain......................        2.78          3.92     2.08       1.43
                                 -------      --------  -------     ------
 Total From Investment
  Operations................        2.82          4.02     2.18       1.51
                                 -------      --------  -------     ------
Distributions:
 Net Investment Income......       (0.04)        (0.10)   (0.09)     (0.07)
 Net Realized Gain..........       (1.29)        (0.44)   (0.15)       --
                                 -------      --------  -------     ------
 Total Distributions........       (1.33)        (0.54)   (0.24)     (0.07)
                                 -------      --------  -------     ------
Net Asset Value, End of
 Period.....................     $ 18.35      $  16.86  $ 13.38     $11.44
                                 =======      ========  =======     ======
TOTAL RETURN................       18.10%***     30.96%   19.31%+    15.13%+***
                                 =======      ========  =======     ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................     $60,675      $107,389  $62,170     $6,427
Ratio of Expenses to Average
 Net Assets.................        1.01%*        0.94%    0.99%      1.08%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        0.48%*        0.64%    0.93%      1.12%*
Portfolio Turnover Rate.....          33%           47%      42%        27%
Average Commission Rate #...     $0.0469      $ 0.0497  $0.0482        N/A
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by the Adviser to Average
 Net Assets.................         N/A           N/A     0.04%      1.65%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        1.01%*        0.94%    0.99%      1.00%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS          YEARS ENDED              MAY 26,
                             ENDED             OCTOBER 31,             1994** TO
                         APRIL 30, 1998  --------------------------   OCTOBER 31,
                          (UNAUDITED)      1997     1996     1995        1994
                         --------------  --------  -------  -------   -----------
Net Asset Value,
 Beginning of Period....    $  12.42     $  10.55  $ 10.03  $ 10.40     $ 10.00
                            --------     --------  -------  -------     -------
Income From Investment
 Operations:
 Net Investment Income..        0.06         0.11     0.09     0.11        0.04
 Net Realized and
  Unrealized Gain
  (Loss)................        1.51         2.01     0.73    (0.39)       0.39
                            --------     --------  -------  -------     -------
 Total From Investment
  Operations............        1.57         2.12     0.82    (0.28)       0.43
                            --------     --------  -------  -------     -------
Distributions:
 Net Investment Income..       (0.01)       (0.11)   (0.09)   (0.09)      (0.03)
 Net Realized Gain......       (1.17)       (0.14)   (0.21)     --          --
                            --------     --------  -------  -------     -------
 Total Distributions....       (1.18)       (0.25)   (0.30)   (0.09)      (0.03)
                            --------     --------  -------  -------     -------
Net Asset Value, End of
 Period.................    $  12.81     $  12.42  $ 10.55  $ 10.03     $ 10.40
                            ========     ========  =======  =======     =======
TOTAL RETURN............       14.45%***    20.31%    8.29%   (2.69)%      4.31%***
                            ========     ========  =======  =======     =======
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $137,476     $103,050  $91,224  $74,893     $37,257
Ratio of Expenses to
 Average Net Assets.....        0.98%*       0.98%    1.01%    0.97%       1.12%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.05%*       0.95%    0.92%    1.16%       0.97%*
Portfolio Turnover
 Rate...................           4%          29%       9%       7%         11%
Average Commission Rate
 #......................    $ 0.0121     $ 0.0428  $0.0560      N/A         N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.98%*       0.98%    1.01%    0.96%        N/A

  *  Annualized
 **  Commencement of Operations
***  Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NOVEMBER 4,
                                                                  1997** TO
                                                                  APRIL 30,
                                                                    1998
                                                                 (UNAUDITED)
                                                                 -----------
Net Asset Value, Beginning of Period............................   $ 10.00
                                                                   -------
Income From Investment Operations:
 Net Investment Loss............................................     (0.01)
 Net Realized and Unrealized Gain...............................      1.02
                                                                   -------
 Total From Investment Operations...............................      1.01
                                                                   -------
Distributions:
 Net Investment Income..........................................     (0.01)
                                                                   -------
Net Asset Value, End of Period..................................   $ 11.00
                                                                   =======
TOTAL RETURN....................................................     10.06%***
                                                                   =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................   $70,270
Ratio of Expenses to Average Net Assets.........................      1.26%*
Ratio of Net Investment Income to Average Net Assets............     (0.13)%*
Portfolio Turnover Rate.........................................         1%
Average Commission Rate.........................................   $0.0457
Ratio of Expenses to Average Net Assets Including Expense
 Offsets........................................................      1.26%*

  *  Annualized
 **  Commencement of Operations
***  Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Eq-uity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), port-folios of UAM Funds, Inc., are diversified and non-diversified, open-end man-agement investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios is as follows:

    MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

    MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.

    MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

    MCKEE SMALL CAP EQUITY PORTFOLIO seeks to achieve a superior long-term total return by investing primarily in the equity securities of small com-panies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States secu-rities exchange for which market quotations are readily available are val-ued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale has occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. INCOME TAXES: It is each Portfolio's intention to qualify as a regu-lated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or gains realized or repatriated. The Portfolio accrues such taxes when the related income is earned or gains are realized.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations.
  Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the McKee International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folios have been increased to include expense offsets, if any, for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the month for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
portfolios with more than one class of shares, the minimum annual fee in-creases to $90,000. In addition, the Administrator receives a Portfolio-spe-cific monthly fee at an annual rate of 0.04%, 0.04%, 0.06% and 0.04% of aver-age daily net assets for the McKee U.S. Government, McKee Domestic Equity, Mc-Kee International Equity and McKee Small Cap Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, includ-ing but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $51,778       $42,244
Domestic Equity.....................................     59,728        44,357
International Equity................................     90,146        55,333
Small Cap Equity....................................     40,485        28,183

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At April 30, 1998, the payable to custodian bank represents the amount due for cash ad-vances for shareholder redemptions on the Domestic Equity Portfolio.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 4,220,044 $12,231,079
Domestic Equity.........................................  24,522,234  81,260,712
International Equity....................................  24,613,023   4,812,132
Small Cap Equity........................................  63,556,271     675,102

  Purchases and sales of long-term U.S. Government securities were $32,045,195 and $37,616,211 respectively, for the McKee U.S. Government Portfolio. There were no purchase or sales of long-term U.S. Government securities for the Mc-Kee Domestic Equity, McKee International Equity and the McKee Small Cap Equity Portfolios.

  I. LINE OF CREDIT: The Portfolios, except the Small Cap Equity Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each partici-pating Portfolio based on its borrowings at a rate per annum equal to the Fed-eral Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       2         61%
Domestic Equity..........................................       3         48%
International Equity.....................................       3         43%
Small Cap Equity.........................................       3         45%

UAM FUNDS                                                      MCKEE PORTFOLIOS
-------------------------------------------------------------------------------
  At April 30, 1998, the net assets of the McKee International Equity Portfo-lio was substantially composed of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM FUNDS                                         MCKEE PORTFOLIOS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                  William H. Park
Director, President and Chairman                  Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Director                                          Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Director                                          Assistant Secretary

Philip D. English                                 Gary L. French
Director                                          Treasurer

William A. Humenuk                                Robert R. Flaherty
Director                                          Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Director and Executive Vice President             Assistant Treasurer

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

INVESTMENT ADVISER
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburg, PA 15222

ADMINISTRATOR
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

INDEPENDENT ACCOUNTANTS                 --------------------------------------
Price Waterhouse LLP                     This report has been prepared for
160 Federal Street                       shareholders and may be distributed
Boston, MA 02110                         to others only if preceded or
                                         accompanied by a current prospectus.
DISTRIBUTOR                             --------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                        UAM Funds

                                                        Semi-Annual Report


        ------------------------------
             The NWQ Portfolios
        ------------------------------
                               April 30, 1998











                                                     UAM

UAM FUNDS                                                     THE NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   8
  Small Cap Value...........................................................  12
  Special Equity............................................................  15
  Value Equity..............................................................  18
Statement of Assets and Liabilities.........................................  21
Statement of Operations.....................................................  22
Statement of Changes in Net Assets
  Balanced..................................................................  23
  Small Cap Value...........................................................  24
  Special Equity............................................................  25
  Value Equity..............................................................  26
Financial Highlights
  Balanced..................................................................  27
  Small Cap Value...........................................................  28
  Special Equity............................................................  29
  Value Equity..............................................................  30
Notes to Financial Statements...............................................  31

--------------------------------------------------------------------------------

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

May, 1998

Dear Shareholders:

During the six months ended April 30, 1998, U.S. financial markets continued to set record highs, including passing 9000 on the Dow Jones Industrial Aver-age for the first time. This performance is all the more impressive given the continuing Asian crisis, which is impacting directly fully one third of the world's economies. We are pleased to welcome shareholders of NWQ's two new eq-uity funds: NWQ Special Equity and NWQ Small Cap Value, and to report their initial performance.

NWQ BALANCED PORTFOLIO
During the six months ended April 30th the NWQ Balanced Portfolio Institu-tional Class Shares gained 10.47% and the Service Class Shares gained 10.12% versus the Lipper Balanced Funds Index return of 12.28% and the 14.85% return for the composite balanced index composed of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index (LBGC), and 10% Salomon Brothers 3-month Treasury Bills (SBT-Bills). The individual benchmark returns were 22.50% S&P 500, 3.64% LBGC, and 2.59% SB T-Bills.

Six-month performance for the NWQ Balanced Portfolio includes two distinctly different investment periods. At the beginning of the period investors were bracing for an Asian led recession which transitioned in January 1998 to a growing conviction that Asia's impact would be benign or even potentially a positive through lower inflation and interest rates. With this change in sen-timent, defensive stocks, which had been performing strongly, started to underperform and many financial, industrial, and manufacturing stocks that were pummeled during the height of the Asian fears, began to outperform. As the Portfolio's common stock holdings continue to emphasize this latter group, performance began to improve substantially starting in late January 1998. Bond holdings, which were increased to 34.5% of assets, were steady performers throughout the period, benefiting from both a flight to safety and continuing signs of slowing inflation. We remain optimistic that interest rates will con-tinue to move lower, which would be helpful for both the bond and the stock markets.

As of April 30, 1998 the Portfolio held 59.9% equities, 34.5% fixed income, and 5.6% cash equivalents based on market value of investments.

NWQ SMALL CAP VALUE PORTFOLIO
The NWQ Small Cap Value Portfolio gained 6.74% since inception on 11/4/97 ver-sus 9.93% for the Russell 2000 Index, 12.14% for the Russell 2000 Value Index, and 7.93% for the Lipper Equity Small Cap Fund Index.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

Performance results for the first four months of 1998 have been excellent, ex-ceeding the Russell 2000 Index and Lipper Small Cap Index significantly. The Small Cap Value Portfolio has benefited from an above-average weighting in both Financial Services and Materials and Processing, while stock selection was excellent in Auto and Transportation, Consumer Discretionary and Technolo-gy. During 1998, the significant undervaluation of the Small Cap Value Portfo-lio was highlighted by two takeovers in the Portfolio: the pending acquisition of Medusa by Southdown and of Tracor by The General Electric Company, plc. The performance results since inception of the fund reflect an over-weighted posi-tion in the energy group, which underperformed due to falling energy prices.

The NWQ Small Cap Equity Portfolio strategy will continue to identify funda-mentally attractive sectors or industries and to select stocks within these sectors with above-average statistical value and positive or improving funda-mentals. Our philosophy is to provide superior risk-adjusted returns.

As of April 30, 1998 the Portfolio held 98.7% equities and 1.3% cash equiva-lents based on market value of investments.

NWQ SPECIAL EQUITY PORTFOLIO
The NWQ Special Equity Institutional Class shares gained 15.30% since incep-tion on 11/4/97 versus 19.09% for the S&P 500 Index, 16.09% for the S&P 400 Mid Cap Index, and 11.73% for the Lipper Equity Mid Cap Fund Index. The Spe-cial Equity Service Class shares gained 16.26% since inception on 11/7/97 com-pared to 20.74% for the S&P 500 Index, 18.0% for the S&P 400 Mid Cap Index, and 10.85% for the Lipper Equity Mid Cap Fund Index.

Performance results for calendar year-to-date through April 30, 1998 have been strong, outperforming both the S&P 400 Midcap and S&P 500 Indices as well as the Lipper Equity Mid Cap Fund Index and led by holdings in media stocks such as U.S. West Media Group, NTL Inc., and Liberty Media Group, as well as cellu-lar telecommunications issues such as 360 Communications, Cellular Communica-tions International, and CoreComm. Chase Manhattan Corp., Hayes Lemmerz, Ford, and Integrated Health Services were also strong gainers in calendar 1998. Per-formance results since inception of the Portfolio reflect relatively weak per-formance in November and December, due in part to the Portfolio's heavier weight in the energy sector, which suffered from declining oil prices, and a number of the portfolio holdings relinquishing some of their exceptionally strong gains from July through October 1997.

The NWQ Special Equity Portfolio strategy continues to be to seek undervalued securities where there are catalysts present or developing, such as management restructuring or industry consolidation, to improve profitability and recog-nize value. We will not pursue a strategy to own the market's "golden stocks", where

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

earnings multiples reflect high expectations and therefore a lower threshold for disappointments. We are optimistic that this value-oriented portfolio is positioned to perform well going forward. The Portfolio continues to be over-weight in the media, finance, energy and wireless communication industries. We expect mergers and acquisitions in the current market environment to continue at their torrid pace. We also note that the pressure on corporate management to maximize/enhance shareholder value is tremendous.

As of April 30, 1998 the Portfolio held 88% equities and 12% cash equivalents based on market value of investments. The cash allocation is higher than usu-al, reflecting substantial cash inflows near month-end.

NWQ VALUE EQUITY PORTFOLIO
During the six months ended April 30, 1998, the NWQ Value Equity Institutional Class Shares gained 15.09% and the Service Class Shares gained 14.92% versus the Lipper Equity Income Fund Index of 16.34% and the S&P 500 Index return of 22.50%.

Six-month performance for the NWQ Value Equity Portfolio reflects a transition within the stock market from a fear of the Asian crisis to a growing convic-tion that Asia's impact would be benign or even potentially a positive through lower inflation and interest rates. With this transition, defensive stocks be-gan to underperform and many financial, industrial, and manufacturing stocks that were pummeled during the height of the Asian fears began to outperform. As the Portfolio's common stock holdings continue to emphasize this latter group, performance began to improve substantially starting in late January, 1998. While we have added positions in other sectors (cable, finance, and ca-ble television), we continue to find significant value in industrial stocks. Our conviction has been reinforced by recent merger offers for several compa-nies we have held for long periods (W.R. Grace, Dresser Industries, and Alumax). We remain positive on the outlook for common stocks in the period ahead, however, they may pause for a while as they consolidate the strong price gains they have already made for the year.

As of April 30, 1998 the Portfolio held 94.8% equities and 5.2% cash equiva-lents based on market value of investments.

ECONOMIC OUTLOOK
Six months ago, as the currencies of Asia were beginning their free fall, we stated "The U.S. economy continues to fire on all cylinders." This remains the case today, despite the emergence of near depression-like conditions in many of the "Asian Tiger" economies. In fact, the initial impact of Asia's collapse has been beneficial to the domestic economy. As demand in the Far East de-clined for almost

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

all items--oil, food, capital--domestic price pressures have disappeared, and inflation rates have reached new lows. With unemployment also at record lows, real wages increased 2.6% in the past year, the largest increase since 1976. With a strong dollar making imports more competitive, prices for computers, electronic goods, autos, apparel and most commodities have been under pres-sure. As demand for capital has fallen in Asia, increased money flows have been directed into U.S. markets. This, combined with the disappearance of the federal budget deficit, has led to lower interest rates and a boom in home mortgage refinancing. The decline in oil prices is another major positive for the world's largest oil importer and consumer. The net impact has been a large, de facto tax cut for U.S. consumers, who have witnessed a tremendous increase in real purchasing power.

Will the Asian crisis that created so much apprehension a few months ago con-tinue to be a blessing for the U.S? As one might expect, opinion is divided. The Federal Reserve Board obviously believes that the economy will slow down over the next few quarters. Mr. Greenspan is on record as saying that the U.S. has only started to feel the impact of Asia's meltdown. In theory, the Fed Chairman's logic makes sense. In an increasingly global economy, the collapse of a large segment of the world economy should not improve growth prospects. Still, the U.S. economy has defied all bearish predictions for a very long time. Current economic statistics are the most favorable in a generation. GDP growth remains well above the supposed 2-3% "speed limit" without provoking any inflationary threats. There is little evidence of any imbalance in inven-tories of the type associated with business cycle excesses of the past. Home ownership and consumer confidence levels continue to reach new highs almost every month. Consumer spending, adjusted for inflation, rose by 4.6% in the last three quarters as the Asian flu took hold overseas. When one considers as well the over $2 trillion increase in stock market values over the past two years, it is difficult to get overly bearish about the domestic economic out-look. And yet . . .

We continue to believe that it is too early to determine the true impact of the Asian problems. China, which has held its currency firm to date, remains a wild card in the world picture. The U.S. trade balance has yet to feel the full brunt of sharply lower import prices from those areas most devastated by currency turmoil. In part this reflects the difficulty some Asian nations cur-rently face obtaining the financing necessary to export their products. Even-tually, however, the favorable cost position of these nations should lead to rising exports to the U.S. This may be beneficial for consumer prices, but it is unlikely to help corporate profits. International Monetary Fund (IMF) bail-outs of several Asian countries could still unravel, prompting reversals in Asian securities markets that have rallied strongly off their recent lows.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

The crippled Asian banking sector remains a major obstacle, and further damage could still reverberate throughout western financial centers. The situation remains fluid and highly uncertain.

On balance we believe investors would be wise to lean slightly toward Mr. Greenspan's camp, if only to be on the safe side following such a long run of good economic news. We do not foresee a drastic slowdown unfolding in the U.S., but we also do not believe that all aspects of the Asian situation will be beneficial to the U.S. economy. There will be some unpleasant side effects, even though they may take a surprisingly long time to surface. The primary im-pact may be in the corporate sector. Already a number of leading companies-- Intel, Motorola, Kimberly-Clark, Compaq Computer--have warned that business conditions are becoming more difficult. We do not believe we have heard the last of such warnings. The next two to three months may be critical. If IMF programs can restore confidence in the long-term prospects for Asia, the short-term problems should prove manageable, and U.S. GDP growth may suffer only a minor slowdown. Should the situation unravel to the point that China and Japan are swept into the vortex, the U.S. economic outlook will become more uncertain.

Sincerely,

NWQ Investment Management Company

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. If the adviser did not have temporary fee waivers and did not assume expenses on be-half of the Portfolios, the total return for each portfolio would have been lower. The investment return and principal value of an investment will fluctu-ate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

                       DEFINITION OF COMPARATIVE INDICES

Dow Jones Industrial Average--a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Lehman Brothers Government/Corporate Index--an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agen-cies, and corporate debt backed by the U.S. Government. The Corporate Bond In-dex includes fixed-rate nonconvertible corporate debt. Also included are Yan-kee Bonds and nonconvertible debt issued by or guaranteed by foreign or inter-national governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued in-come.

Lipper Balanced Fund Index--an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a bal-anced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Equity Income Fund Index--an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

Lipper Equity Mid Cap Fund Index--an unmanaged index of funds which by pro-spectus or portfolio practice invest primarily in companies with market capi-talizations less than $5 billion at the time of purchase.

Lipper Equity Small Cap Fund Index--an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitaliza-tions less than $1 billion at the time of purchase.

S&P 500 Index--an unmanaged index composed of 400 industrial corporation stocks, 40 financial company stocks, 40 utilities company stocks and 20 trans-portation stocks.

S&P Midcap 400 Index--an unmanaged index composed of 400 domestic stocks cho-sen for market size (medium market capitalization of approximately $700 mil-lion), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


Salomon Brothers 3-month U.S. Treasury Bill Index--a return equivalent yield average based on the last three 3-month Treasury bill issues.

Russell 2000 Index--an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. pub-licly traded companies.

Russell 2000 Value Index--contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Comparisons of performance assume reinvestment of dividends and capital gains.

Please note that one can not invest in an unmanaged index.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------



 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 59.4%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 AEROSPACE & DEFENSE - 1.3%
  *DONCASTERS plc ADR....................................      7,500 $   230,625
  Raytheon Co., Class A..................................        130       7,174
  Sundstrand Corp. ......................................      7,800     538,688
                                                                     -----------
                                                                         776,487
                                                                     -----------
 BASIC MATERIALS - 5.9%
  Air Products & Chemical, Inc. .........................      4,150     360,791
  Alumax, Inc. ..........................................     10,400     513,500
  Champion International Corp. ..........................      4,600     247,538
  Du Pont (E.I.) de Nemours & Co. .......................      9,200     669,875
  Morton International, Inc. ............................     16,100     515,200
  Praxair, Inc. .........................................     12,000     603,750
  Reynolds Metals Co. ...................................      3,600     237,600
  USX-U.S. Steel Group, Inc. ............................     11,750     459,719
                                                                     -----------
                                                                       3,607,973
                                                                     -----------
 CAPITAL EQUIPMENT - 9.5%
  Case Corp. ............................................      8,100     514,856
  Caterpillar, Inc. .....................................     27,900   1,588,556
  Cooper Industries, Inc. ...............................      6,400     428,000
  Deere & Co. ...........................................     18,500   1,081,094
  Foster Wheeler Corp. ..................................      9,200     254,725
  Harnischfeger Industries, Inc. ........................      5,000     141,250
  Ingersoll-Rand Co. ....................................     20,550     946,584
  Kennametal, Inc. ......................................      5,000     266,563
  York International Corp. ..............................     10,950     539,972
                                                                     -----------
                                                                       5,761,600
                                                                     -----------
 CONSUMER DISCRETIONARY - 7.1%
  American Greetings Corp., Class A......................     10,000     462,500
  *Federated Department Stores, Inc. ....................     17,000     836,187
  General Motors Corp. ..................................      2,050     138,119
  Maytag Corp. ..........................................     12,000     618,000
  Time Warner, Inc. .....................................     12,500     981,250
  *U.S. West Media Group.................................     34,500   1,302,375
                                                                     -----------
                                                                       4,338,431
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------



 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 CONSUMER STAPLES - 2.7%
  Philip Morris Companies, Inc. ........................     16,000 $   597,000
  Unilever N.V.--New York Shares........................     13,600   1,014,900
                                                                    -----------
                                                                      1,611,900
                                                                    -----------
 ELECTRONICS -
   2.8%
  Emerson Electric Co. ......................                12,000     763,500
  Grainger (W.W.), Inc. .....................                 8,500     925,969
                                                                    -----------
                                                                      1,689,469
                                                                    -----------
 ENERGY -
   8.7%
  Coastal Corp. .............................                 1,050      75,009
  Dresser Industries, Inc. ..................                14,100     745,537
  Halliburton Co. ...........................                12,500     687,500
  *Noble Drilling Corp. .....................                19,200     620,400
  *Ocean Energy, Inc. .......................                40,430     990,535
  *R & B Falcon Corp. .......................                11,800     378,338
  Santa Fe International Corp. ..............                14,500     568,219
  Tidewater, Inc. ...........................                 9,400     372,475
  Transocean Offshore, Inc. .................                15,000     838,125
                                                                    -----------
                                                                      5,276,138
                                                                    -----------
 FINANCIAL SERVICES -
   12.9%
  Allstate Corp. ............................                 9,000     866,250
  American International Group, Inc. ........                 3,625     476,914
  Bank of New York Co., Inc. ................                14,000     826,875
  Bear Stearns Cos., Inc. ...................                 8,820     503,291
  Chase Manhattan Corp. .....................                 7,000     969,937
  First Union Corp. .........................                20,500   1,237,687
  Hartford Financial Services Group, Inc. ...                 4,000     443,000
  *Highlands Insurance Group, Inc............                   145       3,933
  Household International, Inc. .............                 4,000     525,750
  National City Corp. .......................                 8,025     555,731
  Norwest Corp. .............................                35,000   1,389,062
                                                                    -----------
                                                                      7,798,430
                                                                    -----------
 HEALTH CARE -
   1.4%
  Aetna, Inc. ...............................                 6,000     484,875
  Columbia/HCA Healthcare Corp. .............                11,800     388,663
                                                                    -----------
                                                                        873,538
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------



 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 MULTI-INDUSTRY -
   1.6%
  Loews Corp. ...............................                 9,800 $   980,613
                                                                    -----------
 TECHNOLOGY - 3.9%
  Texas Instruments, Inc. ..............................     14,900     954,531
  Thomas & Betts Corp. .................................      8,200     478,675
  Xerox Corp. ..........................................      8,000     908,000
                                                                    -----------
                                                                      2,341,206
                                                                    -----------
 TRANSPORTATION - 1.6%
  Delta Air Lines, Inc. ................................      8,400     976,500
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $24,699,169)...........................  36,032,285
                                                                    -----------

 PREFERRED STOCKS - 0.0%
 HEALTH CARE - 0.0%
  Fresenius Medical Care AG (Cost $79)..................        800          48
                                                                    -----------

 U.S. GOVERNMENT SECURITIES - 34.2%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 U.S. TREASURY BONDS - 20.9%
  10.375%, 11/15/12..................................... $4,500,000   5,958,284
  7.25%, 5/15/16........................................  3,750,000   4,258,594
  6.00%, 2/15/26........................................  2,500,000   2,493,750
                                                                    -----------
                                                                     12,710,628
                                                                    -----------
 U.S. TREASURY NOTES - 13.3%
  5.50%, 11/15/98.......................................  2,500,000   2,500,000
  8.00%, 8/15/99........................................     25,000      25,734
  6.375%, 8/15/02.......................................    200,000     205,188
  5.875%, 2/15/04.......................................  2,500,000   2,523,437
  7.25%, 5/15/04........................................    750,000     808,125
  5.625%, 2/15/06.......................................  2,000,000   1,983,750
                                                                    -----------
                                                                      8,046,234
                                                                    -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $20,073,648)..............  20,756,862
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                NWQ BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------



 SHORT-TERM INVESTMENTS - 5.5%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 U.S. TREASURY BILL - 2.5%
  **5.14%, 6/4/98....................................... $1,500,000 $ 1,493,427
                                                                    -----------
 REPURCHASE AGREEMENT - 3.0%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $1,848,276,
   collaterallized by $1,611,297 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $1,869,001.......................  1,848,000   1,848,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS (Cost $3,340,647)...................   3,341,427
                                                                    -----------
  TOTAL INVESTMENTS - 99.1% (Cost $48,113,543)(a)..................  60,130,622
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.9%........................     514,705
                                                                    -----------
  NET ASSETS - 100%................................................ $60,645,327
                                                                    ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
 ** Interest rate disclosed for U.S. Treasury Bill represents effective yield at April 30, 1998.
ADR American Depositary Receipt
(a) The cost for Federal income tax purposes was $48,113,543. At April 30, 1998, net unrealized appreciation for all securities on tax cost was $12,017,079. This consisted of aggregate gross unrealized appreciation of $12,528,140, and gross unrealized depreciation for all securities of $511,061.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
                                   APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 99.4%

                                                                SHARES  VALUE+
                                                                ------ --------
 AEROSPACE & DEFENSE - 2.8%
  *DONCASTERS plc ADR..........................................   800  $ 24,600
                                                                       --------
 BASICS MATERIALS - 15.9%
  *Amax Gold, Inc. ............................................ 1,100     4,125
  Centex Construction Products, Inc. ..........................   200     7,350
  Century Aluminum Corp. ......................................   350     5,863
  Cleveland-Cliffs, Inc. ......................................   250    14,000
  IMCO Recycling, Inc. ........................................ 1,150    21,275
  *International Specialty Products, Inc. ..................... 1,000    19,937
  Medusa Corp. ................................................   350    21,525
  Philip Services Corp. ....................................... 2,800    21,175
  Rayonier, Inc. ..............................................   525    26,316
                                                                       --------
                                                                        141,566
                                                                       --------
 CAPITAL EQUIPMENT - 13.6%
  Atchison Casting Corp. ...................................... 1,400    26,512
  Federal-Mogul Corp. .........................................   250    16,172
  Roper Industries, Inc. ......................................   650    20,150
  *Shaw Group, Inc. ...........................................   800    18,800
  Titan International, Inc. ...................................   800    15,600
  Tracor, Inc. ................................................   600    23,550
                                                                       --------
                                                                        120,784
                                                                       --------
 CONSUMER DISCRETIONARY - 8.3%
  *Bon-Ton Stores, Inc. .......................................   900    14,737
  Borg-Warner Automotive, Inc. ................................   400    24,875
  *Hayes Lemmerz International, Inc. ..........................   550    21,141
  *Tropical Sportswear International Corp. ....................   800    13,400
                                                                       --------
                                                                         74,153
                                                                       --------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
                                   APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
 ENERGY - 17.7%
  *American Oilfield Divers, Inc. .............................   850  $ 13,387
  *Atwood Oceanics, Inc. ......................................   150     8,203
  *Forcenergy, Inc. ...........................................   600    13,837
  *Gaylord Container Corp. Class A............................. 3,000    28,875
  *Hvide Maine, Inc. Class A...................................   550     9,213
  KCS Energy, Inc. ............................................ 1,150    17,825
  *Key Energy Group, Inc. .....................................   650    12,147
  *Marine Drilling Companies, Inc. ............................   550    13,337
  *Meridian Resource Corp. .................................... 1,020     9,244
  *National Energy Group, Inc. ................................ 2,000     4,938
  *Stolt Comex Seaway, S.A. ...................................   800    26,000
                                                                       --------
                                                                        157,006
                                                                       --------
 FINANCIAL SERVICES - 20.7%
  Commercial Bank of New York..................................   500    12,625
  Commercial Federal Corp. ....................................   975    35,344
  *Farm Family Holdings, Inc. .................................   720    28,665
  *FPIC Insurance Group, Inc. .................................   950    32,775
  LandAmerica Financial Group, Inc. ...........................   250    13,187
  Life RE Corp. ...............................................   400    28,800
  NAC Re Corp. ................................................   325    16,250
  Washington Federal, Inc. ....................................   583    16,251
                                                                       --------
                                                                        183,897
                                                                       --------
 HEALTH CARE - 7.0%
  Integrated Health Services, Inc. ............................   750    28,922
  *PharMerica, Inc. ...........................................   900    12,487
  Weider Nutrition International, Inc. ........................ 1,500    21,281
                                                                       --------
                                                                         62,690
                                                                       --------
 MULTI-INDUSTRY - 1.6%
  *Griffon Corp. .............................................. 1,050    14,044
                                                                       --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         NWQ SMALL CAP VALUE PORTFOLIO
                                   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------



 COMMON STOCKS - CONTINUED

                                                                 SHARES VALUE+
                                                                 ------ -------
 TECHNOLOGY- 11.8%
  *Actel Corp. .................................................   500  $ 7,438
  *Anixter International, Inc. .................................   550   10,966
  *Antec corp. ................................................. 1,400   27,650
  Belden, Inc...................................................   400   16,575
  *Coherent, Inc. .............................................. 1,000   23,625
  *GenRad, Inc. ................................................   275    5,517
  *International Rectifier Corp. ............................... 1,100   12,925
                                                                        -------
                                                                        104,696
                                                                        -------
  TOTAL COMMON STOCKS (Cost $828,778).................................. 883,436
                                                                       --------
 SHORT-TERM INVESTMENT - 1.3%
                                                               FACE
                                                              VALUE
                                                             -------

 REPURCHASE AGREEMENT - 1.3%
  Chase Securities, Inc. 5.37%, dated
  4/30/98, due 5/1/98, to be repurchased
  at $12,002, collateralized by $10,463 of
  various U.S. Treasury Obligations,
  5.50%-14.00%, due 5/15/04-11/15/27,
  valued at $12,136 (Cost $12,000)............................ $12,000   12,000
                                                                       --------
  TOTAL INVESTMENTS - 100.7% (Cost $840,778) (a)....................... 895,436
                                                                       --------
  OTHER ASSETS AND LIABILITIES (NET) - (0.7)%..........................  (6,268)
                                                                       --------
  NET ASSETS - 100%....................................................$889,168
                                                                       ========

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for Federal income tax purposes was $840,778. At April 30, 1998, net unrealized Appreciation for all securities on tax cost was $54,658. This consisted of aggregate gross unrealized appreciation of $82,968, and gross unrealized depreciation for all securities of $28,310.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.0%

                                                              SHARES   VALUE+
                                                              ------ ----------
 BASIC MATERIALS - 2.2%
  Praxair, Inc. ............................................. 2,100  $  105,656
                                                                     ----------
 BROADCASTING & PUBLISHING - 4.3%
  E.W. Scripps Co. (The)..................................... 1,700      96,369
  *Liberty Media Group, Class A.............................. 3,325     110,141
                                                                     ----------
                                                                        206,510
                                                                     ----------
 CAPITAL EQUIPMENT - 4.3%
  Case Corp. ................................................ 1,800     114,413
  *Hayes Lemmerz International, Inc. ........................ 2,350      90,328
                                                                     ----------
                                                                        204,741
                                                                     ----------
 CONSUMER DISCRETIONARY - 14.9%
  Alberto-Culver Co., Class A................................ 3,500      93,625
  *@Entertainment, Inc. ..................................... 3,500      58,625
  *Circus Circus Enterprises, Inc. .......................... 4,500      81,281
  *Cox Communications, Inc. Class A.......................... 2,000      89,250
  Ford Motor Co. ............................................ 1,300      59,556
  Hasbro, Inc. .............................................. 3,050     112,278
  *Tele-Communications International, Inc., Class A.......... 4,300      81,700
  *U.S. West Media Group..................................... 3,700     139,675
                                                                     ----------
                                                                        715,990
                                                                     ----------
 CONSUMER STAPLES - 3.0%
  Philip Morris Cos., Inc. .................................. 3,800     141,787
                                                                     ----------
 ENERGY - 18.9%
  *BJ Services Co. .......................................... 2,400      90,000
  Diamond Offshore Drilling, Inc. ........................... 2,200     111,375
  *Forcenergy, Inc. ......................................... 4,200      96,863
  Noble Affiliates, Inc. .................................... 1,200      51,750
  *Ocean Energy, Inc. ....................................... 7,819     191,565
  Santa Fe International Corp. .............................. 2,800     109,725
  Tosco Corp. ............................................... 2,700      96,188
  Transocean Offshore, Inc. ................................. 1,575      88,003
  *Triton Energy Ltd. ....................................... 1,800      72,225
                                                                     ----------
                                                                        907,694
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
 FINANCIAL SERVICES - 16.8%
  BankAmerica Corp. ......................................... 1,450  $  123,250
  Chase Manhattan Corp. .....................................   850     117,778
  First Union Corp. ......................................... 2,000     120,750
  Fleet Financial Group, Inc. ...............................   700      60,463
  Hartford Financial Services Group, Inc. ................... 1,050     116,287
  Provident Cos., Inc. ...................................... 2,400      93,750
  Torchmark Corp. ........................................... 2,000      89,125
  Waddell & Reed Financial, Inc., Class A.................... 3,400      84,150
                                                                     ----------
                                                                        805,553
                                                                     ----------
 HEALTH CARE - 4.3%
  Aetna, Inc. ............................................... 1,400     113,137
  Integrated Health Services, Inc. .......................... 2,400      92,550
                                                                     ----------
                                                                        205,687
                                                                     ----------
 MULTI-INDUSTRY - 3.9%
  Loews Corp. ............................................... 1,850     185,116
                                                                     ----------
 TECHNOLOGY - 9.4%
  *Allen Telecom, Inc. ...................................... 5,000      80,313
  *Berg Electronics Corp. ................................... 3,900      92,869
  *MasTec, Inc. ............................................. 3,000      80,250
  *Quantum Corp. ............................................ 4,600     107,812
  Storage Technology Corp. .................................. 1,050      88,659
                                                                     ----------
                                                                        449,903
                                                                     ----------
 TELECOMMUNICATIONS - 13.0%
  Cellular Communications International, Inc. ............... 3,500     153,562
  *CoreComm, Inc. ........................................... 8,000     154,000
  *NTL, Inc. ................................................ 3,500     134,750
  Telephone and Data Systems, Inc. .......................... 2,100      99,750
  *360 Communications Co. ................................... 2,600      79,463
                                                                     ----------
                                                                        621,525
                                                                     ----------
  TOTAL COMMON STOCKS (Cost $4,082,695).............................  4,550,162
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
                                       APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 13.0%

                                                              FACE
                                                             VALUE     VALUE+
                                                            -------- ----------
 REPURCHASE AGREEMENT - 13.0%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due 5/1/98,
   to be repurchased at $623,093, collateralized by
   $543,203 of various U.S. Treasury Obligations, 5.50%-
   14.00%, due 5/15/04-11/15/27, valued at $630,080 (Cost
   $623,000)..............................................  $623,000 $  623,000
                                                                     ----------
  TOTAL INVESTMENTS - 108.0% (Cost $4,705,695)(a)..................   5,173,162
                                                                     ----------
  OTHER ASSETS AND LIABILITIES (NET) - (8.0%)......................    (381,301)
                                                                     ----------
  NET ASSETS - 100%................................................  $4,791,861
                                                                     ==========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
(a)
  The cost for Federal income tax purposes was $4,705,695. At April 30, 1998, net unrealized appreciation for all securities on tax cost was $467,467. This consisted of aggregate gross unrealized appreciation for all securities of $520,318, and gross unrealized depreciation for all securities of $52,851.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             NWQ VALUE EQUITY PORTFOLIO
                                         APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------



 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.8%

                                                              SHARES   VALUE+
                                                              ------ ----------
 AEROSPACE & DEFENSE - 2.6%
  *DONCASTERS plc ADR........................................ 2,500  $   76,875
  Raytheon Co., Class A......................................    81       4,470
  Sundstrand Corp. .......................................... 1,700     117,406
                                                                     ----------
                                                                        198,751
                                                                     ----------
 BASIC MATERIALS - 8.1%
  Air Products & Chemical, Inc. .............................   350      30,428
  Alumax, Inc. .............................................. 1,775      87,641
  Champion International Corp. .............................. 1,200      64,575
  Du Pont (E.I.) de Nemours & Co. ........................... 1,200      87,375
  Morton International, Inc. ................................ 3,700     118,400
  Praxair, Inc. ............................................. 2,500     125,781
  USX-U.S. Steel Group, Inc. ................................ 3,000     117,375
                                                                     ----------
                                                                        631,575
                                                                     ----------
 CAPITAL EQUIPMENT - 13.7%
  Case Corp. ................................................ 1,900     120,769
  Caterpillar, Inc. ......................................... 4,050     230,597
  Cooper Industries, Inc. ................................... 1,950     130,406
  Deere & Co. ............................................... 3,900     227,906
  Harnischfeger Industries, Inc. ............................ 1,100      31,075
  Ingersoll-Rand Co. ........................................ 3,825     176,189
  Kennametal, Inc. .......................................... 1,600      85,300
  York International Corp. .................................. 1,300      64,106
                                                                     ----------
                                                                      1,066,348
                                                                     ----------
 CONSUMER DISCRETIONARY - 11.4%
  American Greetings Corp., Class A.......................... 2,500     115,625
  *Federated Department Stores, Inc. ........................ 3,800     186,912
  General Motors Corp. ...................................... 1,275      85,903
  Time Warner, Inc. ......................................... 2,800     219,800
  *U.S. West Media Group..................................... 7,500     283,125
                                                                     ----------
                                                                        891,365
                                                                     ----------
 CONSUMER STAPLES - 4.0%
  Philip Morris Cos., Inc. .................................. 3,500     130,594
  Unilever N.V.--New York Shares............................. 2,400     179,100
                                                                     ----------
                                                                        309,694
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             NWQ VALUE EQUITY PORTFOLIO
                                         APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------



 COMMON STOCKS - CONTINUED

                                                               SHARES   VALUE+
                                                               ------ ----------
 ELECTRONICS - 3.8%
  Emerson Electric Co. ....................................... 2,900  $  184,512
  Grainger (W.W.), Inc. ...................................... 1,000     108,938
                                                                      ----------
                                                                         293,450
                                                                      ----------
 ENERGY - 16.8%
  *BJ Services Co. ........................................... 3,000     112,500
  Coastal Corp. .............................................. 1,775     126,802
  Dresser Industries, Inc. ................................... 2,025     107,072
  Halliburton Co. ............................................ 2,750     151,250
  Noble Affiliates, Inc. ..................................... 1,600      69,000
  *Noble Drilling Corp. ...................................... 4,700     151,869
  *Ocean Energy, Inc. ........................................ 8,060     197,470
  *R & B Falcon Corp. ........................................ 3,422     109,718
  Santa Fe International Corp. ............................... 2,000      78,375
  Tidewater, Inc. ............................................   900      35,663
  Transocean Offshore, Inc. .................................. 3,000     167,625
                                                                      ----------
                                                                       1,307,344
                                                                      ----------
 FINANCIAL SERVICES - 18.0%
  Allstate Corp. ............................................. 1,900     182,875
  American International Group, Inc. .........................   800     105,250
  Bank of New York Co., Inc. ................................. 2,700     159,469
  Bear Stearns Cos., Inc. .................................... 1,470      83,882
  Chase Manhattan Corp. ......................................   700      96,994
  First Union Corp. .......................................... 4,500     271,687
  Household International, Inc. ..............................   600      78,863
  National City Corp. ........................................ 1,275      88,294
  Norwest Corp. .............................................. 5,100     202,406
  Travelers Property & Casualty Corp., Class A................ 3,100     130,200
                                                                      ----------
                                                                       1,399,920
                                                                      ----------
 HEALTH CARE - 3.1%
  Aetna, Inc. ................................................ 1,700     137,381
  Columbia/HCA Healthcare Corp. .............................. 3,300     108,694
                                                                      ----------
                                                                         246,075
                                                                      ----------
 MULTI-INDUSTRY - 3.6%
  Loews Corp. ................................................ 2,800     280,175
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            NWQ VALUE EQUITY PORTFOLIO
                                        APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------



 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                            -------- ----------
 TECHNOLOGY - 6.4%
  Texas Instruments, Inc. ................................     2,600 $  166,562
  Thomas & Betts Corp. ...................................     2,200    128,425
  Xerox Corp. ............................................     1,800    204,300
                                                                     ----------
                                                                        499,287
                                                                     ----------
 TRANSPORTATION - 3.3%
  Burlington Northern Sante Fe Corp. .....................       525     51,975
  Delta Air Lines, Inc. ..................................     1,800    209,250
                                                                     ----------
                                                                        261,225
                                                                     ----------
  TOTAL COMMON STOCKS (Cost $5,260,612)............................   7,385,209
                                                                     ----------
 PREFERRED STOCKS - 0.0%
 HEALTH CARE - 0.0%
  Fresenius Medical Care AG (Cost $20)....................       225         13
                                                                     ----------
 SHORT-TERM INVESTMENT - 5.2%
                                                              FACE
                                                             AMOUNT
                                                            --------
 REPURCHASE AGREEMENT - 5.2%
  Chase Securities, Inc., 5.37% dated 4/30/98, due 5/1/98,
   to be repurchased at $403,060, collateralized by
   $351,381 of various U.S. Treasury Obligations, 5.50%-
   14.00%, due 5/15/04-11/15/27, valued at $407,580 (Cost
   $403,000)..............................................  $403,000    403,000
                                                                     ----------
  TOTAL INVESTMENTS - 100.0% (Cost $5,663,632)(a)..................   7,788,222
                                                                     ----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%........................       3,326
                                                                     ----------
  NET ASSETS - 100%................................................  $7,791,548
                                                                     ==========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
(a)
  The cost for Federal income tax purposes was $5,663,632. At April 30, 1998, net unrealized appreciation for all securities on tax cost was $2,124,590. This consisted of aggregate gross unrealized appreciation of $2,210,935, and gross unrealized depreciation for all securities of $86,345.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      THE NWQ PORTFOLIOS
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES


                                                 NWQ        NWQ         NWQ
                                      NWQ     SMALL CAP   SPECIAL      VALUE
                                   BALANCED     VALUE      EQUITY      EQUITY
                                   PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO
                                  ----------- ---------  ----------  ----------
ASSETS
Investments, at Cost............  $48,113,543 $840,778   $4,705,695  $5,663,632
                                  =========== ========   ==========  ==========
Investments, at Value (excluding
 Repurchase Agreements).........  $58,282,622 $883,436   $4,550,162  $7,385,222
Repurchase Agreement, at Value..    1,848,000   12,000      623,000     403,000
Cash............................          474      277          751         514
Interest Receivable.............      517,468        2           93          60
Receivable for Investments
 Sold...........................          --    21,972          --          --
Receivable for Portfolio Shares
 Sold...........................       45,948    2,983        2,238       8,815
Dividends Receivable............       24,774       83        2,708       4,901
Receivable due from Investment
 Adviser--Note B................          --     4,803        4,202       6,831
Other Assets....................          412      --           --           51
                                  ----------- --------   ----------  ----------
 Total Assets...................   60,719,698  925,556    5,183,154   7,809,394
LIABILITIES
Payable for Investments
 Purchased......................          --    25,025      378,445         --
Payable for Shares Redeemed.....        7,339      --           --          707
Payable for Investment Advisory
 Fees--Note B...................       32,169      --           --          --
Payable for Administrative
 Fees--Note C...................       11,081    2,010        3,828       8,155
Payable for Custodian Fees--Note
 D..............................        4,227      595          722       1,420
Distribution and Service Fees
 Payable--Note E................       16,757      --         1,038       1,151
Payable for Directors' Fees--
 Note G.........................          642      357          354         554
Other Liabilities...............        2,156    8,401        6,906       5,859
                                  ----------- --------   ----------  ----------
 Total Liabilities..............       74,371   36,388      391,293      17,846
                                  ----------- --------   ----------  ----------
NET ASSETS......................  $60,645,327 $889,168   $4,791,861  $7,791,548
                                  =========== ========   ==========  ==========
NET ASSETS CONSIST OF:
Paid in Capital.................  $47,574,547 $835,533   $4,285,110  $5,344,054
Undistributed Net Investment
 Income (Loss)..................      124,155     (766)      (2,978)        582
Accumulated Net Realized Gain
 (Loss).........................      929,546     (257)      42,262     322,322
Unrealized Appreciation.........   12,017,079   54,658      467,467   2,124,590
                                  ----------- --------   ----------  ----------
NET ASSETS......................  $60,645,327 $889,168   $4,791,861  $7,791,548
                                  =========== ========   ==========  ==========
INSTITUTIONAL CLASS SHARES:
Net Assets......................  $15,199,191 $889,168   $1,669,082  $4,624,421
Shares Issued and Outstanding
 ($0.001 par value) (Authorized
 25,000,000)....................      968,333   83,497      144,753     227,872
Net Asset Value, Offering and
 Redemption Price Per Share.....       $15.70   $10.65       $11.53      $20.29
                                       ======   ======       ======      ======
INSTITUTIONAL SERVICE CLASS
 SHARES:
Net Assets......................  $45,446,136 $    --    $3,122,779  $3,167,127
Shares Issued and Outstanding
 ($0.001 par value) (Authorized
 10,000,000)....................    2,901,213      --       271,363     156,076
Net Asset Value, Offering and
 Redemption Price Per Share.....       $15.66     $--        $11.51      $20.29
                                       ======     ====       ======      ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   THE NWQ PORTFOLIOS
                                                        FOR THE SIX MONTHS ENDED
                                            APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS

                                NWQ            NWQ            NWQ           NWQ
                              BALANCED   SMALL CAP VALUE SPECIAL EQUITY VALUE EQUITY
                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                             ----------  --------------- -------------- ------------
INVESTMENT INCOME
Dividends..................  $  200,614      $   985        $ 10,156     $   41,539
Interest...................     694,784        1,516           5,533         11,586
                             ----------      -------        --------     ----------
 Total Income..............     895,398        2,501          15,689         53,125
                             ----------      -------        --------     ----------
EXPENSES
Investment Advisory Fees -
  Note B...................  $  196,418      $ 2,122        $ 10,885     $   26,076
Administrative Fees - Note
  C........................      66,399       12,924          23,387         48,776
Custodian Fees - Note D....       3,517          699             722          1,178
Distribution and Service
  Plan Fees -
  Note E:
 Institutional Service
   Class...................      84,856          --            3,943          5,517
Account Services Fees -
   Note F..................      31,149          --              --           3,663
Directors' Fees - Note G...       1,495          958             960          1,258
Audit Fees.................       8,221        3,674           5,518          7,162
Printing Fees..............      11,003        4,265           6,064         12,391
Registration and Filing
  Fees.....................       8,625       11,582          11,684          8,439
Other Expenses.............       4,761        1,805           1,815          2,466
Account Services Fees
  Waived -Note F...........     (31,149)         --              --          (3,663)
Investment Advisory Fees
  Waived -
  Note B...................     (18,650)      (2,122)        (10,885)       (26,076)
Expenses Assumed by
  Adviser -Note B..........         --       (33,254)        (35,426)       (44,214)
                             ----------      -------        --------     ----------
 Net Expenses before
   Expense Offset..........     366,645        2,653          18,667         42,973
Expense Offset - Note A....        (866)        (104)            --            (172)
                             ----------      -------        --------     ----------
Net Expenses After Expense
  Offset...................     365,779        2,549          18,667         42,801
                             ----------      -------        --------     ----------
NET INVESTMENT INCOME
  (LOSS)...................     529,619          (48)         (2,978)        10,324
                             ----------      -------        --------     ----------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS..............     940,633         (257)         42,262        327,178
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON INVESTMENTS...........   4,086,525       54,658         467,467        693,040
                             ----------      -------        --------     ----------
TOTAL NET GAIN ON
  INVESTMENTS..............   5,027,158       54,401         509,729      1,020,218
                             ----------      -------        --------     ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS...............  $5,556,777      $54,353        $506,751     $1,030,542
                             ==========      =======        ========     ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................   $   529,619   $    933,380
 Net Realized Gain................................       940,633      1,712,730
 Net Change in Unrealized
  Appreciation/Depreciation.......................     4,086,525      6,839,163
                                                     -----------   ------------
 Net Increase in Net Assets Resulting From
   Operations.....................................     5,556,777      9,485,273
                                                     -----------   ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class..............................      (141,925)      (245,374)
 Institutional Service Class......................      (369,850)      (641,089)
Net Realized Gain:
 Institutional Class..............................      (427,967)       (35,446)
 Institutional Service Class......................    (1,286,672)       (84,765)
                                                     -----------   ------------
 Total Distributions..............................    (2,226,414)    (1,006,674)
                                                     -----------   ------------
CAPITAL SHARE TRANSACTIONS - NOTE J:
Institutional Class:
 Issued...........................................     3,694,873      6,073,340
 In Lieu of Cash Distributions....................       572,674        280,813
 Redeemed.........................................    (2,539,207)    (4,173,967)
                                                     -----------   ------------
Net Increase from Institutional Class Shares......     1,728,340      2,180,186
                                                     -----------   ------------
Institutional Service Class:
 Issued...........................................     4,022,516     26,562,604
 In Lieu of Cash Distributions....................     1,656,521        725,851
 Redeemed.........................................    (4,210,834)   (12,451,810)
                                                     -----------   ------------
Net Increase from Institutional Service Class
 Shares...........................................     1,468,203     14,836,645
                                                     -----------   ------------
 Net Increase from Capital Share Transactions.....     3,196,543     17,016,831
                                                     -----------   ------------
 Total Increase...................................     6,526,906     25,495,430
Net Assets:
 Beginning of Period..............................    54,118,421     28,622,991
                                                     -----------   ------------
 End of Period (including undistributed net
  investment income of $124,155 and $106,311,
  respectively)...................................   $60,645,327   $ 54,118,421
                                                     ===========   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                               NOVEMBER 4, 1997*
                                                                      TO
                                                                APRIL 30, 1998
                                                                  (UNAUDITED)
                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss.........................................      $    (48)
 Net Realized Loss...........................................          (257)
 Net Change in Unrealized Appreciation/Depreciation..........        54,658
                                                                   --------
 Net Increase in Net Assets Resulting From Operations........        54,353
                                                                   --------
DISTRIBUTIONS:
 Net Investment Income.......................................          (718)
                                                                   --------
CAPITAL SHARE TRANSACTIONS - NOTE J:
 Issued......................................................       910,517
 In Lieu of Cash Distributions...............................           718
 Redeemed....................................................       (75,702)
                                                                   --------
 Net Increase from Capital Share Transactions................       835,533
                                                                   --------
Total Increase...............................................       889,168
Net Assets:
 Beginning of Period.........................................           --
                                                                   --------
 End of Period (including undistributed net investment loss
  of $(766)).................................................      $889,168
                                                                   ========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                               NOVEMBER 4, 1997*
                                                                      TO
                                                                APRIL 30, 1998
                                                                  (UNAUDITED)
                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss.........................................     $   (2,978)
 Net Realized Gain...........................................         42,262
 Net Change in Unrealized Appreciation/Depreciation..........        467,467
                                                                  ----------
 Net Increase in Net Assets Resulting From Operations........        506,751
                                                                  ----------
CAPITAL SHARE TRANSACTIONS - NOTE J:
Institutional Class:
 Issued......................................................      1,535,174
                                                                  ----------
Institutional Service Class**:
 Issued......................................................      2,749,936
                                                                  ----------
 Net Increase from Capital Share Transactions................      4,285,110
                                                                  ----------
 Total Increase..............................................      4,791,861
Net Assets:
 Beginning of Period.........................................            --
                                                                  ----------
 End of Period (including undistributed net investment loss
  of $(2,978))...............................................     $4,791,861
                                                                  ==========

 * Commencement of Operations
** Initial offering of Institutional Service Class Shares began on November 7,
   1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             NWQ VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................   $    10,324   $    28,747
 Net Realized Gain.................................       327,178       300,616
 Net Change in Unrealized
  Appreciation/Depreciation........................       693,040       979,347
                                                      -----------   -----------
 Net Increase in Net Assets Resulting From
  Operations.......................................     1,030,542     1,308,710
                                                      -----------   -----------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class...............................       (10,164)      (30,242)
 Institutional Service Class.......................           --         (3,598)
Net Realized Gain:
 Institutional Class...............................      (194,510)     (117,395)
 Institutional Service Class.......................      (102,403)          --
                                                      -----------   -----------
 Total Distributions...............................      (307,077)     (151,235)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS - NOTE J:
Institutional Class
 Issued............................................       783,776     2,132,517
 In Lieu of Cash Distributions.....................       204,612       147,637
 Redeemed..........................................    (1,882,622)   (1,494,014)
                                                      -----------   -----------
Net Increase from Institutional Class Shares.......      (894,234)      786,140
                                                      -----------   -----------
Institutional Service Class
 Issued............................................       346,516     2,589,371
 In Lieu of Cash Distributions.....................       102,403         3,598
 Redeemed..........................................       (68,609)     (237,988)
                                                      -----------   -----------
Net Increase from Institutional Service Class
 Shares............................................       380,310     2,354,981
                                                      -----------   -----------
 Net Increase from Capital Share Transactions......      (513,924)    3,141,121
                                                      -----------   -----------
 Total Increase....................................       209,541     4,298,596
                                                      -----------   -----------
Net Assets:
 Beginning of Period...............................     7,582,007     3,283,411
                                                      -----------   -----------
 End of Period (including undistributed net
  investment income of $582 and $422,
  respectively)....................................   $ 7,791,548   $ 7,582,007
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                NWQ BALANCED PORTFOLIO
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      INSTITUTIONAL CLASS SHARES                   INSTITUTIONAL SERVICE CLASS SHARES
                           -----------------------------------------------------   ------------------------------------
                           SIX MONTHS                                              SIX MONTHS
                              ENDED                                   AUGUST 2,       ENDED        YEAR     JANUARY 22,
                            APRIL 30,    YEARS ENDED OCTOBER 31,      1994** TO     APRIL 30,      ENDED    1996*** TO
                              1998      ---------------------------  OCTOBER 31,      1998      OCTOBER 31, OCTOBER 31,
                           (UNAUDITED)    1997      1996     1995       1994       (UNAUDITED)     1997        1996
                           -----------  --------  --------  -------  -----------   -----------  ----------- -----------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 14.81    $  12.39  $  11.24  $  9.84    $10.00        $ 14.80      $ 12.37     $ 11.57
                             -------    --------  --------  -------    ------        -------      -------     -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...       0.15        0.31      0.31     0.32      0.06           0.13         0.26        0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........       1.35        2.47      1.21     1.40     (0.19)          1.32         2.47        0.78
                             -------    --------  --------  -------    ------        -------      -------     -------
 Total from Investment
  Operations.............       1.50        2.78      1.52     1.72     (0.13)          1.45         2.73        0.99
                             -------    --------  --------  -------    ------        -------      -------     -------
 DISTRIBUTIONS
 Net Investment Income...      (0.15)      (0.31)    (0.30)   (0.32)    (0.03)         (0.13)       (0.25)      (0.19)
 Net Realized Gain.......      (0.46)      (0.05)    (0.07)     --        --           (0.46)       (0.05)        --
                             -------    --------  --------  -------    ------        -------      -------     -------
 Total Distributions.....      (0.61)      (0.36)    (0.37)   (0.32)    (0.03)         (0.59)       (0.30)      (0.19)
                             -------    --------  --------  -------    ------        -------      -------     -------
 NET ASSET VALUE, END OF
  PERIOD.................    $ 15.70    $  14.81  $  12.39  $ 11.24    $ 9.84        $ 15.66      $ 14.80     $ 12.37
                             =======    ========  ========  =======    ======        =======      =======     =======
 TOTAL RETURN+...........      10.47%++    22.82%    13.68%   17.80%    (1.30)%++      10.12%++     22.39%       8.60%++
                             =======    ========  ========  =======    ======        =======      =======     =======
 RATIOS AND SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (Thousands).....    $15,199    $ 12,697  $  8,624  $ 5,334    $1,584        $45,446      $41,421     $19,999
 Ratio of Expenses to
  Average Net Assets.....       1.00%*      1.00%     1.01%    1.04%     1.00%*         1.40%*       1.40%       1.41%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................       2.18%*      2.29%     2.79%    3.30%     3.59%*         1.78%*       1.89%       2.39%*
 Portfolio Turnover
  Rate...................         12%         20%       31%      31%        1%            12%          20%         31%
 Average Commssion
  Rate#..................    $0.0578    $ 0.0619  $ 0.0717      N/A       N/A        $0.0578      $0.0619     $0.0717
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by the
  Adviser to Average Net
  Assets.................       0.18%*      0.22%     1.21%    2.63%    12.10%*         0.18%*       0.22%       0.99%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       1.00%*      1.00%     1.00%    1.00%      N/A           1.40%*       1.40%       1.40%*

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class Shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         NWQ SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              INSTITUTIONAL
                                                               CLASS SHARES
                                                            ------------------
                                                            NOVEMBER 4, 1997**
                                                            TO APRIL 30, 1998
                                                               (UNAUDITED)
                                                            ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................      $ 10.00
                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................         0.01
 Net Realized and Unrealized Gain on Investments...........         0.66
                                                                 -------
 Total from Investment Operations..........................         0.67
                                                                 -------
DISTRIBUTIONS
 Net Investment Income.....................................        (0.02)
                                                                 -------
NET ASSET VALUE, END OF PERIOD.............................      $ 10.65
                                                                 =======
TOTAL RETURN+..............................................         6.74%++
                                                                 =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................      $   889
Ratio of Expenses to Average Net Assets....................         1.20%*
Ratio of Net Investment Income to Average Net Assets.......        (0.02)%*
Portfolio Turnover Rate....................................           31%
Average Commission Rate#...................................      $0.0609
Ratio of Voluntarily Waived Fees and Expenses Assumed by
  the Adviser to Average Net Assets........................        16.65%*
Ratio of Expenses to Average Net Assets Including Expense
  Offsets..................................................         1.25%*

  * Annualized
 ** Commencement of Operations
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          INSTITUTIONAL    INSTITUTIONAL SERVICE
                                           CLASS SHARES        CLASS SHARES
                                        ------------------ ---------------------
                                        NOVEMBER 4, 1997**  NOVEMBER 7, 1997***
                                                TO                  TO
                                          APRIL 30, 1998      APRIL 30, 1998
                                           (UNAUDITED)          (UNAUDITED)
                                        ------------------ ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..       $ 10.00              $  9.90
                                             -------              -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........           --                 (0.02)
 Net Realized and Unrealized Gain on
  Investments.........................          1.53                 1.63
                                             -------              -------
 Total from Investment Operations.....          1.53                 1.61
                                             -------              -------
NET ASSET VALUE, END OF PERIOD........       $ 11.53              $ 11.51
                                             =======              =======
TOTAL RETURN+.........................         15.30%++             16.26%++
                                             =======              =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).........................       $ 1,669              $ 3,123
Ratio of Expenses to Average Net
  Assets..............................          1.15%*               1.55%*
Ratio of Net Investment Income to
  Average Net Assets..................          0.14%*              (0.34)%*
Portfolio Turnover Rate...............            16%                  16%
Average Commission Rate#..............       $0.0694              $0.0694
Ratio of Voluntarily Waived Fees and
  Expenses Assumed by the Adviser to
  Average Net Assets..................          3.47%*               3.65%*
Ratio of Expenses to Average Net
  Assets Including Expense Offsets....          1.15%*               1.55%*

  * Annualized
 ** Commencement of Operations
*** Initial Offering of Institutional Service Class Shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            NWQ VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  INSTITUTIONAL SERVICE
                                      INSTITUTIONAL CLASS SHARES                      CLASS SHARES
                           ----------------------------------------------------  ------------------------
                           SIX MONTHS                                            SIX MONTHS
                              ENDED      YEARS ENDED OCTOBER      SEPTEMBER 21,     ENDED      JUNE 16,
                            APRIL 30,            31,                1994** TO     APRIL 30,   1997*** TO
                              1998      ------------------------   OCTOBER 31,      1998      OCTOBER 31,
                           (UNAUDITED)   1997     1996     1995       1994       (UNAUDITED)     1997
                           -----------  -------  -------  ------  -------------  -----------  -----------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 18.38    $ 14.13  $ 11.65  $ 9.98     $10.00        $ 18.37      $ 17.39
                             -------    -------  -------  ------     ------        -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...       0.04       0.11     0.14    0.12       0.01            --          0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........       2.63       4.76     2.49    1.65#     (0.03)          2.64         1.00
                             -------    -------  -------  ------     ------        -------      -------
 TOTAL FROM INVESTMENT
  OPERATIONS.............       2.67       4.87     2.63    1.77      (0.02)          2.64         1.01
                             -------    -------  -------  ------     ------        -------      -------
 DISTRIBUTIONS
 Net Investment Income...      (0.04)     (0.12)   (0.14)  (0.10)       --             --         (0.03)
 Net Realized Gain.......      (0.72)     (0.50)   (0.01)    --         --           (0.72)         --
                             -------    -------  -------  ------     ------        -------      -------
 Total Distributions.....      (0.76)     (0.62)   (0.15)  (0.10)       --           (0.72)       (0.03)
                             -------    -------  -------  ------     ------        -------      -------
 Net Asset Value, End of
  Period.................    $ 20.29    $ 18.38  $ 14.13  $11.65     $ 9.98        $ 20.29      $ 18.37
                             =======    =======  =======  ======     ======        =======      =======
 TOTAL RETURN+...........      15.09%++   35.77%   22.69%  17.84%     (0.20)%++      14.92%++      5.81%++
                             =======    =======  =======  ======     ======        =======      =======
 RATIOS AND SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (Thousands).....    $ 4,624    $ 5,097  $ 3,283  $2,464     $  253        $ 3,167      $ 2,485
 Ratio of Expenses to
  Average Net Assets.....       1.00%*     1.00%    1.03%   1.21%      1.00%*         1.40%*       1.40%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................       0.43%*     0.66%    1.11%   1.39%      1.36%*         0.01%*       0.09%*
 Portfolio Turnover
  Rate...................         10%        31%      25%      4%         0%            10%          31%
 Average Commission
  Rate#..................    $0.0613    $0.0627  $0.0705     N/A        N/A        $0.0613      $0.0627
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by the
  Adviser to Average Net
  Assets.................       1.98%*     2.83%    4.14%   9.67%     96.54%*         1.98%*       2.22%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       1.00%*     1.00%    1.00%   1.00%       N/A           1.40%*       1.40%*

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class Shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio, the NWQ Small Cap Value Portfolio, the NWQ Special Equity Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were composed of forty-four active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institu-tional Class Shares and Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class Shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:
    NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average re-turns with minimum risk to principal by investing primarily in a combina-tion of investment grade fixed income securities and common stocks of com-panies with above-average statistical value which are in fundamentally at-tractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.
    NWQ SMALL CAP VALUE PORTFOLIO seeks to achieve long-term capital appre-ciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.
    NWQ SPECIAL EQUITY PORTFOLIO seeks to achieve long-term capital appreci-ation by investing primarily in the common stock and other equity securi-ties of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.
    NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally at-tractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire manage-

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

ment to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valua-tion is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and un-listed equity securities are valued at current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transac-tions in fixed income securities, quotations from dealers, market transac-tions in comparable securities and various relationships between securi-ties in determining value. Short-term investments that have remaining ma-turities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and secu-rities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allo-cated to each class of shares based upon their relative net assets. Custo-dian fees for the Portfolio have been increased to include expense off-sets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of average daily net assets for the month as follows:

NWQ PORTFOLIOS
--------------
Balanced................................................................. 0.70%
Small Cap Value.......................................................... 1.00
Special Equity........................................................... 0.85
Value Equity............................................................. 0.70

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual oper-ating expenses, after the effect of expense offset arrangements, from exceed-ing the following:

NWQ PORTFOLIOS        INSTITUTIONAL CLASS RATE INSTITUTIONAL SERVICE CLASS RATE
--------------        ------------------------ --------------------------------
Balanced.............           1.00%                        1.40%
Small Cap Value......           1.20                         1.60
Special Equity.......           1.15                         1.55
Value Equity.........           1.00                         1.40

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net as-sets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfo-lio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of NWQ Balanced Portfolio, and 0.04% of av-erage daily net assets of NWQ Small Cap Value, NWQ Special Equity and NWQ Value Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolio as Administrator and paid the following portion to CGFSC for their services as sub-Administrator:

NWQ PORTFOLIOS                         ADMINISTRATION FEES PORTION PAID TO CGFSC
--------------                         ------------------- ---------------------
Balanced..............................       $66,399              $49,564
Small Cap Value.......................        12,924               12,839
Special Equity........................        23,387               22,874
Value Equity..........................        48,776               47,284

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distrib-utor"), a wholly-owned subsidiary of UAM, distributes the shares of the Port-folios. The Distributor does not receive any fee or any other compensation with respect to the Portfolios.

  The NWQ Portfolios have adopted a Distribution and Service Plan (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of their net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of each Portfolios' net assets. Each Port-folio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

  In addition, the NWQ Portfolios' Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("the Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

  The Service Provider has voluntarily agreed to waive a portion of its fees, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding the following:

                                                                   INSTITUTIONAL
                                                     INSTITUTIONAL SERVICE CLASS
NWQ PORTFOLIOS                                        CLASS RATE       RATE
--------------                                       ------------- -------------
Balanced............................................     1.00%         1.40%
Small Cap Value.....................................     1.20          1.60
Special Equity......................................     1.15          1.55
Value Equity........................................     1.00          1.40

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government secu-rities and short-term securities were:

NWQ PORTFOLIOS                                             PURCHASES    SALES
--------------                                             ---------- ----------
Balanced.................................................. $2,874,859 $5,286,176
Small Cap Value...........................................    966,286    137,250
Special Equity............................................  4,438,782    398,349
Value Equity..............................................    714,587  1,498,889

  Purchases and sales of long-term U.S. Government securities were approxi-mately $4,502,891 and $999,609, respectively for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Small Cap Value Portfolio, NWQ Special Equity Portfolio or NWQ Value Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, except the Small Cap Value and Special Equity Portfolios, along with certain other Portfolios of UAM Funds, collec-tively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is ac-crued by each participating Portfolio based on its average daily unused por-tion of the line of credit. During the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  J. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                                INSTITUTIONAL         INSTITUTIONAL SERVICE
                                 CLASS SHARES            CLASS SHARES**
                          -------------------------- -----------------------
                            SIX MONTHS      YEAR     SIX MONTHS     YEAR
                              ENDED         ENDED       ENDED       ENDED
                            APRIL 30,    OCTOBER 31,  APRIL 30,  OCTOBER 31,
                               1998         1997        1998        1997
                          -------------- ----------- ----------- -----------
NWQ BALANCED PORTFOLIO:
Shares Issued...........      244,427      448,160     271,407    2,026,550
In Lieu of Cash Distri-
  butions...............       39,301       20,838     114,462       53,941
Shares Redeemed.........     (172,497)    (308,186)   (283,423)    (898,610)
                             --------     --------    --------    ---------
Net Increase (Decrease)
  from Capital Share
  Transactions..........      111,231      160,812     102,446    1,181,881
                             ========     ========    ========    =========
                           NOVEMBER 4,
                             1997* TO
                          APRIL 30, 1998
                          --------------
NWQ SMALL CAP VALUE
  PORTFOLIO:
Shares Issued...........       90,564
In Lieu of Cash Distri-
  butions...............           80
Shares Redeemed.........       (7,147)
                             --------
Net Increase (Decrease)
  from Capital Share
  Transactions..........       83,497
                             ========
                                                     NOVEMBER 7,
                           NOVEMBER 4,                 1997 TO
                          1997* TO APRIL              APRIL 30,
                             30, 1998                   1998
                          --------------             -----------
NWQ SPECIAL EQUITY
  PORTFOLIO:
Shares Issued...........      144,753                  271,363
                             --------                 --------
Net Increase from
  Capital Share
  Transactions..........      144,753                  271,363
                             ========                 ========
                            SIX MONTHS               SIX MONTHS
                              ENDED      YEAR ENDED     ENDED    YEAR ENDED
                            APRIL 30,    OCTOBER 31,  APRIL 30,  OCTOBER 31,
                               1998         1997        1998        1997
                          -------------- ----------- ----------- -----------
NWQ VALUE EQUITY PORTFO-
  LIO:
Shares Issued...........       41,176      127,379      18,714      147,786
In Lieu of Cash Distri-
  butions...............       11,476       10,331       5,759          199
Shares Redeemed.........     (102,077)     (92,847)     (3,661)     (12,721)
                             --------     --------    --------    ---------
Net Increase (Decrease)
  from Capital Share
  Transactions..........      (49,425)      44,863      20,812      135,264
                             ========     ========    ========    =========

-----------
 *  Commencement of operations.
** Initial offering of Institutional Service Class Shares for NWQ Balanced, NWQ Special Equity and NWQ Value Equity began on January 22, 1996, Novem-ber 7, 1997 and June 16, 1997, respectively.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  At April 30, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were as follows:

NWQ PORTFOLIOS                                  NO. OF SHAREHOLDERS % OWNERSHIP
--------------                                  ------------------- -----------
Balanced-Institutional Class...................           2             62%
Balanced-Institutional Service Class...........           4             65%
Small Cap Value Institutional Class............           2             96%
Special Equity Institutional Class.............           4             94%
Special Equity Institutional Service Class.....           3             77%
Value Equity Institutional Class...............           1             26%
Value Equity Institutional Service Class.......           1            100%

  At April 30, 1998, 7% of the NWQ Value Equity Portfolio's Institutional Class shares were beneficially held by a related party of the Portfolio.

UAM Funds                                         The NWQ Portfolios
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                                  William H. Park
Director, President and Chairman                  Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Director                                          Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Director                                          Assistant Secretary

Philip D. English                                 Gary L. French
Director                                          Treasurer

William A. Humenuk                                Robert R. Flaherty
Director                                          Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Director and Executive Vice President             Assistant Treasurer

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants             ------------------------------------
Price Waterhouse LLP                This report has been prepared for
160 Federal Street                  shareholders and may be distributed
Boston, MA 02110                    to others only if preceded or
                                    accompanied by a current prospectus.
Distributor                         ------------------------------------
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       UAM Funds
                                       Semi-Annual Report


Rice, Hall, James
   Portfolios


                                       April 30, 1998

                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                     THE RHJ PORTFOLIOS
                                                                  APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter
  Small Cap.................................................................   1
  Small/MidCap..............................................................   4
Portfolio of Investments
  Small Cap.................................................................   7
  Small/MidCap..............................................................  10
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets
  Small Cap.................................................................  14
  Small/MidCap..............................................................  15
Financial Highlights
  Small Cap.................................................................  16
  Small/MidCap..............................................................  17
Notes to Financial Statements...............................................  18

--------------------------------------------------------------------------------

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

May 22, 1998

Dear Shareholders:

The performance of the Rice Hall James Small Cap Portfolio as of April 30, 1998 is presented below:

                                                   FISCAL  INCEPTION   AVERAGE
                                           QUARTER YEAR TO  TO DATE     ANNUAL
                                            ENDED   DATE   7/01/94 TO 7/01/94 TO
                                           4/30/98 4/30/98  4/30/98    4/30/98
                                           ------- ------- ---------- ----------
RHJ Small Cap Portfolio................... +12.26%  +7.05%  +166.94%   +29.17%
Russell 2000.............................. +12.44% +11.88%  +112.71%   +21.80%
Standard & Poor's 500..................... +13.85% +22.50%  +172.16%   +29.90%
Value Line Composite...................... +12.00% +12.21%   +82.24%   +16.98%

The first half of fiscal 1998 was a poor one for small cap stocks in general and the Rice Hall James Small Cap Portfolio in particular. The best place to be during the six months ended April 30 was in large cap stocks as evidenced by the S & P 500's 22.50% return. Mid cap stocks, as measured by the Russell Midcap index, increased 16.86% and small caps, per the Russell 2000, were up 11.88%. The bigger the better.

The Portfolio exhibited "market-like" performance in the quarter ended April
30. The first fiscal quarter was the rough one for the Portfolio as it dropped 4.64%, while the Russell 2000 dropped 0.51% and, finally, micro cap stocks portrayed by the Callan Micro cap index fell 1.75%. Further, investors with a focus on growth companies in this quarter were penalized in the mid to small cap area. The Russell 2000 growth index was down 3.63%.

The Rice Hall James Small Cap Portfolio is more growth oriented than the Russell 2000 and about one quarter its size in average capitalization at $210 million versus $820 million. While the Portfolio's P/E ratio is lower than that of the Russell 2000, the aggregate projected earnings growth rate at 24% exceeds that of the Russell 2000 by nearly 4%. This positioning helps to explain the underperformance during the first quarter.

The inception-to-date results in the Small Cap Portfolio are strong versus all three of the above comparative indices. Our cumulative 166.94% return outpaced by a large margin the rates of return for the Russell 2000 and Value Line. During its 3 year 10 month history, the RHJ Portfolio has almost matched the return of the S & P 500.

The market value of the Portfolio on 4/30/98 was $55.8 million. Basic industry remains a heavily concentrated sector at 17%, while exposure to energy dropped

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

to 10%. Technology has increased to nearly 17% of the portfolio as the fourth calendar quarter declined and year to date volatility in technology stocks presented several investment opportunities. No other sector exceeded 11% of the portfolio at quarter end and we do not anticipate any major changes this quarter.

After the initial October reaction to the Asian problems, the market has recovered dramatically. Ironically, this recovery in the market came largely in the big capitalization issues, the very companies most exposed to the negative fundamental effects of the Asian crisis. It has been a flight to large recognizable names in a period of uncertainty, a flight to perceived safety.

Further, the market has continued to reward the large cap investor in spite of the fact that first quarter earnings reports for the Standard & Poor's 500 dropped like a stone to a 1.5% gain over the year ago period. To support full year earnings growth of 6-7%, analysts have now had to raise second half estimates to 8 to 10%. This weakness and subsequent "back-end loading" of estimates is a yellow flag. The question is whether or not the large cap market will accept a third year of single digit earnings growth, possibly mid single digit growth this year, after consistent 15%+ growth in the early 1990's. It would seem that sooner or later valuation becomes an issue and price/earnings ratios of 23 times 1998 earnings estimates, or 3 to 4 times predicted earnings growth, are recognized as excessive.

While small capitalization earnings have also shown some weakness in the first quarter, though not to the degree of the large caps, valuations are not as extreme, nor is the fade in the growth rates. After first quarter earnings increased approximately 15%, estimates for small cap earnings growth are in the 20% area for 1998, while the past five year earnings growth has been about a percent above that. Price earnings ratios are 21 times 1998 estimates, just slightly higher than projected earnings growth rates. Valuation clearly favors small cap stocks.

In our last letter we stated that we did not expect another double digit year in the market in 1998, particularly in the large cap sector. We got that double digit year in the first half and such momentum could continue. However, valuation is still key and we would be surprised (though pleasantly) if the market sustains its strong advance through 1998.

Whether the market rises or corrects, our area of focus remains the same. We will not try to time the market, but instead maintain a fully invested portfolio of growth companies with capitalizations between $40 million and $500 million where we see positive fundamental change, regardless of the industry or sector represented.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

Sincerely,


Rice, Hall, James & Associates

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                       DEFINITION OF COMPARATIVE INDICES
                       ---------------------------------

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

Value Line Composite is an unmanaged index composed of over 1,600 stocks in the Value Line Investment Survey.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

May 22, 1998

Dear Shareholders:

The performance of the Rice, Hall, James Small/Mid Cap Portfolio as of April 30, 1998 is presented below. Two indices are provided for comparative purposes, the Standard and Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell index is the most appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent quarter, the fiscal year to date and inception to date.

                                                   FISCAL  INCEPTION   AVERAGE
                                           QUARTER YEAR TO  TO DATE     ANNUAL
                                            ENDED   DATE   11/1/96 TO 11/1/96 TO
                                           4/30/98 4/30/98  4/30/98    4/30/98
                                           ------- ------- ---------- ----------
RHJ Small/Mid Cap Portfolio............... +18.32% +19.61%  +51.62%    +32.08%
50/50 Blended Russell Index............... +12.83% +14.37%  +47.59%    +29.91%
Standard & Poor's 500..................... +13.85% +22.50%  +61.82%    +38.20%

The quarter ended January 31, 1998 was clearly tough for small and mid cap stocks with the Russell Blended index and the RHJ Portfolio over 6% behind the S & P 500's 7.60% return. The second quarter improved as the 50/50 blended index trailed the S & P 500 (large caps) by only one percent. The Rice Hall James Small/Mid Cap Portfolio had a stellar quarter ending April 30, up 18.32%, 4.47% and 5.49% above the S & P 500 and the Russell Blended indices, respectively.

The Portfolio ended the period with over $23 million in net asset value, with significant sector concentrations in insurance, 17%; basic industries, 13%; and services, 12%. Exposure to consumer related issues dropped considerably over the past six months to 8% in consumer non-durables, 5% in consumer durables and 4% in retail. Sector weightings do not drive our stock selection process and we do not expect any dramatic changes in sector exposures this quarter.

After the initial October reaction to the Asian problems, the market has recovered dramatically. Ironically, this recovery in the market came largely in the big capitalization issues, the very companies most exposed to the negative fundamental effects of the Asian crisis. It has been a flight to large recognizable names in a period of uncertainty, a flight to perceived safety.

Further, the market has continued to reward the large cap investor in spite of the fact that first quarter earnings reports for the Standard & Poor's 500 dropped like a stone to a 1.5% gain over the year ago period. To support full year earnings growth of 6-7%, analysts have now had to raise second half estimates to 8 to 10%. This

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

weakness and subsequent "back-end loading" of estimates is a yellow flag. The question is whether or not the large cap market will accept a third year of single digit earnings growth, possibly mid single digit growth this year, after consistent 15%+ growth in the early 1990's. It would seem that sooner or later valuation becomes an issue and price/earnings ratios of 23 times 1998 earnings estimates, or 3 to 4 times predicted earnings growth, are recognized as excessive.

While small and mid capitalization company earnings have also shown some weakness in the first quarter, though not to the degree of the large caps, valuations are not as extreme, nor is the fade in the growth rates. First quarter earnings increased 13%-15% and estimates for small and mid cap earnings growth are in the 20% area for 1998, while the past five year earnings growth has been slightly below that. Price earnings ratios are 21 times 1998 estimates, just slightly higher than projected earnings growth rates. Valuation clearly favors small and mid cap stocks.

In our last letter we stated that we did not expect another double digit year in the market in 1998, particularly in the large cap sector. We got that double digit year in the first half and such momentum could continue. However, valuation is still key and we would be surprised (though pleasantly) if the market sustains its strong advance through 1998.

There are a great number of good quality attractive ideas in the small and mid cap sectors where valuations have not reached the historically high levels of the big caps and we will continue to construct what we think is the most attractive portfolio of these names. Our area of focus will continue to be on fundamentally strong growth companies with market capitalizations between $300 million and $2.5 billion. We will remain fully invested in the most attractively priced small and mid capitalization growth stocks where positive change is present, regardless of the industry or sector represented.

The RHJ Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate accounts have been managed for many years. Capital appreciation is the portfolio objective, dividend yield is not a consideration in equity selection and no derivative investments are used.

Sincerely,



Rice, Hall, James & Associates

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                       DEFINITION OF COMPARATIVE INDICES
                       ---------------------------------

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

The Russell Mid Cap Index is an unmanaged index composed of the 800 smallest companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.2%

                                                             SHARES    VALUE+
                                                             ------- ----------
 BANKS - 6.1%
  *AmeriCredit Corp.........................................  15,000 $  497,812
  BancFirst Corp............................................  25,000  1,106,250
  *Surety Capital Corp...................................... 100,000    537,500
  UnionBancorp, Inc.........................................  15,000    301,875
  *Willis Lease Finance Corp................................  40,000    935,000
                                                                     ----------
                                                                      3,378,437
                                                                     ----------
 BASIC INDUSTRIES - 15.8%
  Brunswick Technologies, Inc...............................  50,000    700,000
  Excel Industries, Inc.....................................  27,000    563,625
  Harmon Industries, Inc....................................  52,500  1,273,125
  *Holophane Corp...........................................  25,000    675,000
  *Mansur Industries, Inc...................................  35,000    665,000
  *Northwest Pipe Co........................................  30,000    660,000
  Spartech Corp.............................................  36,000    762,750
  *Tetra Tech, Inc..........................................  27,250    654,000
  *TETRA Technologies, Inc..................................  55,000  1,316,562
  *Thermo Sentron, Inc......................................  30,000    348,750
  Trion, Inc................................................  50,000    287,500
  *Universal Stainless & Alloy Products, Inc................  50,000    550,000
  *Whitehall Corp...........................................  20,000    357,500
                                                                     ----------
                                                                      8,813,812
                                                                     ----------
 CONSTRUCTION - 1.5%
  *RDO Equipment Company, Class A...........................  50,000    825,000
                                                                     ----------
 CONSUMER DURABLES - 4.4%
  Cavalier Homes, Inc....................................... 150,000  1,800,000
  *Keystone Automotive Industries, Inc......................  20,000    516,250
  *Rock of Ages, Corp.......................................   8,000    124,000
                                                                     ----------
                                                                      2,440,250
                                                                     ----------
 CONSUMER NON-DURABLES - 9.8%
  *Craig Corp...............................................  30,000    399,375
  *Eidos plc ADR............................................  30,000    480,000
  *Home Products International, Inc.........................  70,000    936,250
  *O'Charleys, Inc..........................................  45,000    888,750
  *Omega Protein Corp.......................................  60,000  1,050,000
  *Rio Hotel & Casino, Inc..................................  26,000    588,250
  *Silverleaf Resorts, Inc..................................  30,000    712,500
  *Zindart Ltd. ADR.........................................  30,000    438,750
                                                                     ----------
                                                                      5,493,875
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
 ENERGY RELATED - 9.8%
  *American Oilfield Divers, Inc............................  80,000 $1,260,000
  *Chieftain International, Inc.............................  57,500  1,286,562
  *Domain Energy Corp.......................................  90,000  1,170,000
  Midcoast Energy Resources, Inc............................  38,500    863,844
  *Unit Corp................................................  90,000    877,500
                                                                     ----------
                                                                      5,457,906
                                                                     ----------
 HEALTH CARE - 10.7%
  *ABAXIS, Inc.............................................. 110,000    281,875
  *Andrx Corp...............................................  20,000    747,500
  *IGEN International, Inc..................................  30,000  1,095,000
  *i-STAT Corp..............................................  40,000    510,000
  *LifeCell Corp............................................  85,000    669,375
  Meridian Diagnostics, Inc.................................  55,000    690,938
  *Nitinol Medical Technologies............................. 100,000    825,000
  *Prime Medical Services, Inc.............................. 110,000  1,168,750
                                                                     ----------
                                                                      5,988,438
                                                                     ----------
 INSURANCE - 4.6%
  Argonaut Group, Inc.......................................  15,000    511,875
  Chartwell Re Corp.........................................  13,000    400,563
  MMI Companies, Inc........................................  20,000    470,000
  *Superior National Insurance Group, Inc...................  60,000  1,200,000
                                                                     ----------
                                                                      2,582,438
                                                                     ----------
 RETAIL - 7.2%
  *1-800 CONTACTS, Inc......................................  25,000    457,812
  *Bon-Ton Stores, Inc......................................  50,000    818,750
  *Books-A-Million, Inc.....................................  75,000    435,938
  *Marks Bros. Jewelers, Inc................................  25,000    450,000
  *Piercing Pagoda, Inc.....................................  20,000    665,000
  *Sportsmans Guide, Inc.................................... 100,000    787,500
  *Tropical Sportswear International Corp...................  25,000    418,750
                                                                     ----------
                                                                      4,033,750
                                                                     ----------
 SERVICES - 7.4%
  Butler International, Inc.................................  30,000    798,750
  *Extended Systems, Inc.................................... 140,000    980,000
  *FirstService Corp........................................  75,000    890,625
  *F.Y.I., Inc..............................................  25,000    662,500
  *The Vincam Group, Inc....................................  30,000    787,500
                                                                     ----------
                                                                      4,119,375
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS--CONTINUED

                                                         SHARES     VALUE+
                                                       ---------- -----------
 TECHNOLOGY - 15.8%
  *Barringer Technologies, Inc........................     40,000 $   480,000
  *FARO Technologies, Inc.............................     65,000     690,625
  *H.T.E, Inc.........................................     55,000   1,540,000
  *INTERSOLV, Inc.....................................    100,000   1,512,500
  *Meridian Data, Inc.................................     30,000     174,375
  *Peritus Software Services, Inc.....................     85,000     467,500
  *Pomeroy Computer Resources, Inc....................     40,000   1,000,000
  *Power-One, Inc.....................................     80,000   1,000,000
  *Radiant Systems, Inc...............................     25,000     550,000
  *Three-Five Systems, Inc. ..........................     22,500     441,563
  *Viagrafix Corp.....................................     85,000     950,937
                                                                  -----------
                                                                    8,807,500
                                                                  -----------
 TRANSPORTATION - 1.1%
  *International Total Services, Inc..................     30,000     607,500
                                                                  -----------
  TOTAL COMMON STOCKS (Cost $41,824,792).........................  52,548,281
                                                                  -----------

 PREFERRED STOCKS - 0.7%
 CONSUMER NON-DURABLE - 0.7%
  *Craig Corp. (Cost $248,309)........................     30,000     382,500
                                                                  -----------

 SHORT-TERM INVESTMENT - 6.5%

                                                          FACE
                                                         AMOUNT
                                                       ----------
 REPURCHASE AGREEMENT - 6.5%
  Chase Securities Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $3,635,542,
   collateralized by $3,169,408 of various
   U.S.Treasury Obligations, 5.50%-14.00% due 5/15/04-
   11/25/27, valued at $3,676,309 (Cost $3,635,000)... $3,635,000   3,635,000
                                                                  -----------
  TOTAL INVESTMENTS - 101.4% (Cost $45,708,101) (a)..............  56,565,781
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.4)%....................    (760,858)
                                                                  -----------
  NET ASSETS - 100%.............................................. $55,804,923
                                                                  -----------

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $45,708,101. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $10,857,680. This consisted of aggregate gross unrealized appreciation for all securities of $12,298,177 and aggregate gross unrealized depreciation for all securities of $1,440,497.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 92.7%

                                                               SHARES  VALUE+
                                                               ------ ---------
 BANKS - 1.9%
  National Commerce Bancorp................................... 10,000 $ 440,000
                                                                      ---------
 BASIC INDUSTRIES - 12.1%
  Dexter Corp................................................. 18,000   743,625
  General Signal Corp......................................... 16,000   704,000
  *Hexcel Corporation......................................... 23,800   664,912
  *Royal Group Technologies, Ltd.............................. 11,000   341,688
  *Steel Dynamics, Inc........................................ 17,000   388,875
                                                                      ---------
                                                                      2,843,100
                                                                      ---------
 CAPITAL CONSTRUCTION - 2.3%
  *Jacobs Engineering Group, Inc.............................. 15,900   530,662
                                                                      ---------
 CONSUMER DURABLES - 3.9%
  International Game Technology............................... 32,400   901,125
                                                                      ---------
 CONSUMER NON-DURABLES - 4.0%
  Warnaco Group, Inc.......................................... 22,300   942,175
                                                                      ---------
 ENERGY RELATED - 4.9%
  *EVI, Inc...................................................  8,500   452,625
  *Weatherford Enterra, Inc................................... 14,000   700,875
                                                                      ---------
                                                                      1,153,500
                                                                      ---------
 HEALTH CARE - 9.3%
  *Alza Corp.................................................. 20,700   992,306
  DENTSPLY International, Inc................................. 24,000   780,000
  *Genesis Health Ventures, Inc............................... 15,700   415,069
                                                                      ---------
                                                                      2,187,375
                                                                      ---------
 INSURANCE - 16.1%
  LandAmerica Financial Group, Inc............................ 12,000   633,000
  Mid Ocean Ltd............................................... 11,800   889,425
  Mutual Risk Management Ltd.................................. 25,200   853,650
  Orion Capital Corp.......................................... 15,700   875,275
  Terra Nova (Bermuda) Holdings Ltd........................... 17,000   520,625
                                                                      ---------
                                                                      3,771,975
                                                                      ---------
 MISCELLANEOUS - 1.6%
  Standard Register Co........................................  9,200   367,425
                                                                      ---------
 RETAIL - 8.4%
  Kellwood Co................................................. 24,000   766,500
  *PETsMART, Inc.............................................. 30,600   357,637
  *Zale Corp.................................................. 28,200   849,525
                                                                      ---------
                                                                      1,973,662
                                                                      ---------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES     VALUE+
                                                        ---------- -----------
 SERVICES - 11.4%
  *Concord EFS, Inc....................................     24,600 $   768,750
  Lesco, Inc...........................................     16,000     358,000
  *Rental Service Corp.................................     22,000     639,375
  Select Appointments Holdings plc ADR.................     18,700     507,238
  *SITEL Corp..........................................     33,500     393,625
                                                                   -----------
                                                                     2,666,988
                                                                   -----------
 TECHNOLOGY - 9.6%
  *Berg Electronics Corp...............................     32,000     762,000
  *Gemstar International Group Ltd.....................     15,600     602,550
  *Network Appliance, Inc..............................     19,000     679,250
  *Trimble Navigation Ltd..............................     11,000     203,500
                                                                   -----------
                                                                     2,247,300
                                                                   -----------
 TELECOMMUNICATIONS - 2.0%
  *Brightpoint, Inc....................................      9,000     175,500
  *Metromedia International Group, Inc.................     18,000     299,250
                                                                   -----------
                                                                       474,750
                                                                   -----------
 TRANSPORTATION - 5.2%
  ASA Holdings, Inc....................................     19,000     714,875
  Interpool, Inc.......................................     31,900     504,419
                                                                   -----------
                                                                     1,219,294
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $17,657,996)..........................  21,719,331
                                                                   -----------

 SHORT-TERM INVESTMENTS - 7.4%

                                                           FACE
                                                          AMOUNT
                                                        ----------
 REPURCHASE AGREEMENT - 7.4%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $1,741,260,
   collateralized by $1,518,003 of various U.S.
   Treasury Obligations, 5.50%-14.00% due 5/15/04-
   11/15/27, valued at $1,760,785 (Cost $1,741,000).... $1,741,000   1,741,000
                                                                   -----------
  TOTAL INVESTMENTS - 100.1% (Cost $19,398,996)...................  23,460,331
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.1)%.....................     (25,837)
                                                                   -----------
  NET ASSETS - 100%............................................... $23,434,494
                                                                   ===========

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
 ADR American Depositary Receipt
 (a) The cost for federal income tax purposes was $19,398,996. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $4,061,335. This consisted of aggregate gross unrealized appreciation for all securities of $4,071,768 and aggregate gross unrealized depreciation for all securities of $10,433.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS
                                                                  APRIL 30, 1998
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

                                                    SMALL CAP    SMALL/MID CAP
                                                    PORTFOLIO      PORTFOLIO
                                                   ------------  -------------
 ASSETS
 Investments, at Cost............................. $ 45,708,101  $ 19,398,996
                                                   ============  ============
 Investments, at Value............................   56,565,781    23,460,331
 Cash.............................................          615            81
 Receivable for Investments Sold..................       31,249           --
 Receivable for Portfolio Shares Sold.............      236,366        37,340
 Dividends Receivable.............................        7,250         2,324
 Interest Receivable..............................          542           260
 Other Assets.....................................          371            47
                                                   ------------  ------------
  Total Assets....................................   56,842,174    23,500,383
                                                   ------------  ------------
 LIABILITIES
 Payable for Investments Purchased................      954,656        29,354
 Payable for Portfolio Shares Redeemed............       15,935         5,270
 Payable for Investment Advisory Fees--Note B.....       31,845        12,481
 Payable for Administrative Fees--Note C..........        8,212         5,901
 Payable for Custodian Fees--Note D...............        6,306         2,611
 Payable for Account Services Fees--Note F........          574           --
 Payable for Directors' Fees--Note G..............          637           580
 Other Liabilities................................       19,086         9,692
                                                   ------------  ------------
  Total Liabilities...............................    1,037,251        65,889
                                                   ------------  ------------
 NET ASSETS.......................................  $55,804,923   $23,434,494
                                                   ============  ============
 NET ASSETS CONSIST OF:
 Paid in Capital..................................  $43,078,802   $18,973,613
 Undistributed Net Investment Loss................     (354,675)      (17,448)
 Accumulated Net Realized Gain....................    2,223,116       416,994
 Unrealized Appreciation..........................   10,857,680     4,061,335
                                                   ------------  ------------
 NET ASSETS.......................................  $55,804,923   $23,434,494
                                                   ============  ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000).........................    3,191,409     1,570,767
 Net Asset Value, Offering and Redemption Price
  Per Share.......................................       $17.49        $14.92
                                                   ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS
                                                        FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

                                                      SMALL CAP   SMALL/MID CAP
                                                      PORTFOLIO     PORTFOLIO
                                                      ----------  -------------
 INVESTMENT INCOME
 Interest............................................ $   99,461   $   33,349
 Dividends...........................................     62,458       58,365
                                                      ----------   ----------
  Total Income.......................................    161,919       91,714
                                                      ----------   ----------
 EXPENSES
 Investment Advisory Fees--Note B....................    189,591       69,455
 Administrative Fees--Note C.........................     49,786       35,366
 Registration and Filing Fees........................     13,034        5,290
 Printing Fees.......................................      8,694        9,650
 Custodian Fees--Note D..............................      4,111        1,507
 Audit Fees..........................................      6,853        4,682
 Directors' Fees--Note G.............................      1,490        1,249
 Legal Fees..........................................      1,504          302
 Account Services Fees--Note F.......................      1,243        3,196
 Other Expenses......................................     16,254        2,156
 Account Services Fees Waived--Note F................        --        (3,196)
 Investment Advisory Fees Waived--Note B.............        --       (21,122)
                                                      ----------   ----------
  Net Expenses Before Expense Offset.................    292,560      108,535
 Expense Offset--Note A..............................       (440)         --
                                                      ----------   ----------
 Net Expenses After Expense Offset...................    292,120      108,535
                                                      ----------   ----------
 NET INVESTMENT INCOME (LOSS)........................   (130,201)     (16,821)
                                                      ----------   ----------
 NET REALIZED GAIN ON INVESTMENTS....................  2,028,613      422,650
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS.....................................  1,906,085    3,189,272
                                                      ----------   ----------
 TOTAL NET GAIN......................................  3,934,698    3,611,922
                                                      ----------   ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................... $3,804,497   $3,595,101
                                                      ==========   ==========

The accompanying notes are an integral part of the financial statements.

UAM FUND                                                 RHJSSMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
  Net Investment Income (Loss).....................   $  (130,201)  $  (224,474)
  Net Realized Gain................................     2,028,613     6,189,598
  Net Change in Unrealized Appreciation............     1,906,085     5,992,504
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................     3,804,497    11,957,628
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Realized Gain................................    (5,978,686)   (3,197,327)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................    23,080,332    34,602,981
  In Lieu of Cash Distributions....................     5,699,557     3,051,692
  Redeemed.........................................   (22,572,928)  (28,131,214)
                                                      -----------   -----------
  Net Increase from Capital Share Transactions.....     6,206,961     9,523,459
                                                      -----------   -----------
  Total Increase...................................     4,032,772    18,283,760
 NET ASSETS:
  Beginning of Period..............................    51,772,151    33,488,391
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income (loss) of $(354,675) and
   $(224,474), respectively).......................   $55,804,923   $51,772,151
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Shares Issued....................................     1,378,201     1,973,490
  In Lieu of Cash Distributions....................       369,621       210,469
  Redeemed.........................................    (1,315,427)   (1,553,527)
                                                      -----------   -----------
                                                          432,395       630,432
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
  Net Investment Income (Loss).....................   $   (16,821)  $    12,547
  Net Realized Gain................................       422,650       158,564
  Net Change in Unrealized Appreciation............     3,189,272       872,063
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................     3,595,101     1,043,174
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income............................        (4,106)       (9,068)
  Net Realized Gain................................      (164,220)          --
                                                      -----------   -----------
  Total Distributions..............................      (168,326)       (9,068)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued-Regular...................................     9,122,969    13,404,528
  In Lieu of Cash Distributions....................       153,289         8,451
  Redeemed.........................................    (2,226,000)   (1,489,624)
                                                      -----------   -----------
  Net Increase from Capital Share Transactions.....     7,050,258    11,923,355
                                                      -----------   -----------
  Total Increase...................................    10,477,033    12,957,461
 NET ASSETS:
  Beginning of Period..............................    12,957,461           --
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income (loss) of $(17,448) and
   $3,479, respectively)...........................   $23,434,494   $12,957,461
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Issued...........................................       701,853     1,157,280
  In Lieu of Cash Distributions....................        12,422           781
  Redeemed.........................................      (168,812)     (132,757)
                                                      -----------   -----------
                                                          545,463     1,025,304
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         SIX MONTHS
                            ENDED                                      JULY 1,
                          APRIL 30,   YEARS ENDED OCTOBER 31,        1994*** TO
                            1998      ---------------------------    OCTOBER 31,
                         (UNAUDITED)   1997      1996      1995         1994
                         -----------  -------   -------   -------    -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 18.76    $ 15.73   $ 15.87   $ 11.14      $10.00
                           -------    -------   -------   -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................     (0.03)     (0.08)    (0.10)    (0.07)       0.01
 Net Realized and
  Unrealized Gain.......      1.05       4.59      2.73      4.81        1.13
                           -------    -------   -------   -------      ------
 Total From Investment
  Operations............      1.02       4.51      2.63      4.74        1.14
                           -------    -------   -------   -------      ------
DISTRIBUTIONS
 Net Investment Income..       --         --        --      (0.01)        --
 In Excess of Net
  Investment Income.....       --         --        --       0.00 #       --
 Net Realized Gain......     (2.29)     (1.48)    (2.77)      --          --
                           -------    -------   -------   -------      ------
 Total Distributions....     (2.29)     (1.48)    (2.77)    (0.01)        --
                           -------    -------   -------   -------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 17.49    $ 18.76   $ 15.73   $ 15.87      $11.14
                           =======    =======   =======   =======      ======
TOTAL RETURN............      7.05 %    31.44 %   19.43 %   42.59 %+    11.40 %**+
                           =======    =======   =======   =======      ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....   $55,805    $51,772   $33,488   $18,910      $8,287
Ratio of Expenses to
 Average Net Assets.....      1.16 %*    1.21 %    1.37 %    1.40 %      1.40 %*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....     (0.52)%*   (0.53)%   (0.78)%   (0.63)%      0.30 %*
Portfolio Turnover
 Rate...................        58 %      158 %     181 %     180%          5 %
Average Commission Rate
 ##.....................   $0.0482    $0.0498   $0.0509       N/A         N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................       N/A        N/A       N/A      0.11 %      2.38 %*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      1.16 %*    1.21 %    1.37 %    1.40 %       N/A

 *  Annualized
**  Not Annualized
*** Commencement of Operations
+ Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods indicated.
 #  Value is less than $0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS ENDED
                                            APRIL 30, 1998  NOVEMBER 1, 1996***
                                             (UNAUDITED)    TO OCTOBER 31, 1997
                                           ---------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $ 12.64            $ 10.00
                                               -------            -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).............       (0.01)              0.03
 Net Realized and Unrealized Gain.........        2.45               2.64
                                               -------            -------
 Total From Investment Operations.........        2.44               2.67
                                               -------            -------
DISTRIBUTIONS
 Net Investment Income....................       (0.00)#            (0.03)
 Net Realized Gain........................       (0.16)               --
                                               -------            -------
 Total Distributions......................       (0.16)             (0.03)
                                               -------            -------
NET ASSET VALUE, END OF PERIOD............     $ 14.92            $ 12.64
                                               =======            =======
TOTAL RETURN+.............................       19.61 %**          26.76 %
                                               =======            =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....     $23,434            $12,957
Ratio of Expenses to Average Net Assets...        1.25 %*            1.25 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets.......................       (0.19)%*            0.24 %
Portfolio Turnover Rate...................          40 %               56 %
Average Commission Rate...................     $0.0680            $0.0732
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by the Adviser to
 Average Net Assets.......................        0.28 %             1.29 %
Ratio of Expenses to Average Net Assets
 Including Expense Offsets................        1.25 %*            1.25 %

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
  # Value is less than 0.01 per share

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

    RICE, HALL, JAMES SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

    RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio for a monthly fee calculated at an annual rate of 0.75% and 0.80% of average daily net assets, for the month, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of each Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                       PORTION
                                                        ADMINISTRATION PAID TO
RICE, HALL, JAMES PORTFOLIOS                                 FEES       CGFSC
----------------------------                            -------------- -------
Small Cap..............................................    $49,786     $39,675
Small/Mid Cap..........................................     35,366      31,894

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $28,000,078 and $11,952,759 and sales of $30,220,032 and $6,524,278 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follow:

                                                            NO. OF        %
RICE, HALL, JAMES PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
----------------------------                             ------------ ---------
Small Cap...............................................       1          27%
Small/Mid Cap...........................................       2          44%

UAM Funds                                   The Rice, Hall, James
                                            Portfolios
================================================================================

Officers and Directors

Norton H. Reamer                            William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Nancy J. Dunn                               Karl O. Hartmann
Director                                    Assistant Secretary

Philip D. English                           Gary L. French
Director                                    Treasurer

William A. Humenuk                          Robert R. Flaherty
Director                                    Assistant Treasurer

Charles H. Salisbury, Jr.                   Gordon M. Shone
Director and Executive Vice President       Assistant Treasurer

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                                   UAM Funds
                                   Semi-Annual Report



                     SAMI Preferred Stock Income Portfolio


                                April 30, 1998



                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUND                                   SAMISPREFERRED STOCK INCOME PORTFOLIO
                                                                 APRIL 30, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   2
Statement of Assets and Liabilities.........................................   4
Statement of Operations.....................................................   5
Statement of Changes in Net Assets..........................................   6
Financial Highlights........................................................   7
Notes to Financial Statements...............................................   8

--------------------------------------------------------------------------------

UAM FUND                                  SAMISPREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

May 28, 1998

Dear Shareholder:

The capitalization of United Asset Management SAMI Preferred Income Portfolio (the "Portfolio") increased from $25.1 million to $29.0 million during the second fiscal quarter ended April 30, 1998. An additional $4 million order has been committed in the third fiscal quarter to date. Our fiscal 1998 goal of $50 million remains intact and within reach.

Economic conditions remained relatively stable domestically in spite of occa-sional worries from around the world. The 30 year Treasury Bond traded in a narrow range of 30 basis points from 5.82% to 6.12%, ending the fiscal quarter right in the middle at 5.98%. Preferred stocks continued to be strong as spreads tightened slightly relative to the hedge in some sectors. We have seen a sprinkling of new DRD issuance in fiscal 1998. Given that the size of the DRD preferred stock market has been shrinking over the past few years, any new issuance is most welcome.

The objective of the Portfolio is to provide tax advantaged income with mini-mal capital fluctuation. In order to accomplish this we maintain a cross hedge of Treasury futures and options on Treasury futures on the underlying invest-ment vehicle, Preferred Stocks. These futures and options are used solely as a hedge against interest rate fluctuations. Essentially, we invest in a long term asset and hedge the duration down to approximately three months. The ef-fect of this strategy is to provide our clients with consistent returns each quarter. Some quarters, such as the second fiscal quarter when interest rates rose, the hedge will offset losses on the preferred stocks.

Performance for the second fiscal quarter was 1.79% compared to 1.28% for the three month Treasury Bill. This brings the six month to date performance to 3.85% versus 2.59% for the T-Bill. On a taxable equivalent basis, corporate tax paying investors qualifying for the dividends received deduction would have needed 2.15% for the quarter and 4.81% year to date. These returns com-pare rather favorably versus the 3 month bill performance of 1.28% and 2.59% respectively.

Looking ahead, the preferred stock market should continue to be a good place to invest, given the strong technicals. We hope to see more new issuance to help with our growth plans in the portfolio.

Sincerely,

                                            LOGO

                                            Mark A. Lieb
Scott T. Fleming                            Principal
Principal

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

Comparisons of performance assume reinvestment of dividends.

UAM FUND                                   SAMISPREFERRED STOCK INCOME PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 PREFERRED STOCKS - 102.2%

                                                             SHARES   VALUE+
                                                             ------ -----------
 FINANCIAL SERVICES - 21.5%
  *Bear Stearns Co. Series F, 5.72%......................... 20,000 $ 1,002,500
  European American Bank, 6.01%.............................  1,000   1,045,000
  Fleet Financial Group, Inc., Series VI, 6.75%............. 20,000   1,125,000
  Heller Financial Inc., Series C, 6.687%................... 10,000   1,085,000
  Morgan Stanley Group, Inc., 7.75%......................... 12,000     651,000
  Travelers Group Inc., Series H, 6.231%.................... 25,000   1,346,875
                                                                    -----------
                                                                      6,255,375
                                                                    -----------
 TELECOMMUNICATIONS - 4.1%
  GTE Florida, Inc., Series A, $1.25........................ 52,196   1,202,335
                                                                    -----------
 UTILITIES - ELECTRICAL & GAS - 76.6%
  Atlantic City Electric Co., 4.75%.........................  8,800     745,624
  Baltimore Gas & Electric Co., Series 1993, 6.97%.......... 10,000   1,126,000
  Carolina Power & Light, $4.20.............................  9,828     751,400
  Central Illinois Light Co., 5.85%......................... 10,000   1,030,000
  Dayton Power & Light, Series B, 3.75%.....................  5,900     405,124
  Duke Power Co., Series X, 6.75%...........................    144      15,912
  Florida Power & Light Co., Series U, 6.75%................ 11,000   1,229,800
  Hawaiian Electric Co., Series R, 8.75%....................  4,713     485,439
  Indianapolis Power & Light Co., 5.65%.....................  5,000     509,075
  Jersey Central Power & Light Co., 8.65%...................  2,500     255,000
  Kentucky Utility Co., 6.53%............................... 12,330   1,368,630
  Montana Power Co., $6.875................................. 10,000   1,106,200
  NICOR, Inc., 4.48%........................................ 28,000   1,176,000
  Ohio Power Co., 5.90%..................................... 10,000   1,053,750
  Pacific Enterprises, Inc., $4.36.......................... 15,430   1,214,032
  Pacific Gas & Electric Co., Series U, 7.04%............... 50,000   1,389,000
  Peco Energy, Series A, $3.80..............................  2,030     136,375
  Potomac Electric Power Co., Series 1958, $2.46............ 22,019     955,074
  Potomac Electric Power Co., Series 1991, $3.89............ 20,000   1,077,500
  Public Service Electric & Gas, Series D, 5.05%............  2,232     197,878
  South Carolina Electric & Gas Co., 6.52%.................. 13,500   1,505,250
  Southern California Edison Co., 4.24%..................... 76,300   1,464,273
  Union Electric Co., $4.56................................. 15,800   1,326,884
  Virginia Electric & Power Co., $7.05......................  8,100     915,300
  WPS Resources Corp., 6.88%................................  7,500     832,500
                                                                    -----------
                                                                     22,272,020
                                                                    -----------
  TOTAL PREFERRED STOCKS - 102.2% (Cost $27,394,064) (a)...........  29,729,730
  OTHER ASSETS AND LIABILITIES (NET) - (2.2)%......................    (635,597)
                                                                    -----------
  NET ASSETS - 100%................................................ $29,094,133
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUND                                   SAMISPREFERRED STOCK INCOME PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PREFERRED STOCKS - CONTINUED

 +  See Note A to Financial Statements.
 *  Non-Income producing security
(a) The cost for federal income tax purposes was $27,394,064. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,335,666. This consisted of aggregate gross unrealized appreciation for all securities of $2,375,183 and aggregate gross unrealized depreciation for all securities of $39,517.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost..........................................     $27,394,064
                                                                    ===========
 Investments, at Value.........................................     $29,729,730
 Margin Deposit on Futures Contracts...........................         400,000
 Receivable for Shares Sold....................................           4,500
 Receivable for Investments Sold...............................         564,462
 Dividends Receivable..........................................         182,472
 Other Assets..................................................             241
                                                                    -----------
  Total Assets.................................................      30,881,405
 LIABILITIES
 Payable for Daily Variation Margin on Futures Contracts.......         284,312
 Payable for Investment Advisory Fees - Note B.................          10,766
 Payable for Administrative Fees - Note C......................           7,593
 Payable for Custodian Fees - Note D...........................           3,526
 Payable for Directors' Fees - Note F..........................             628
 Payable to Custodian Bank - Note D............................       1,469,587
 Other Liabilities.............................................          10,860
                                                                    -----------

  Total Liabilities............................................       1,787,272
                                                                    -----------
 NET ASSETS....................................................     $29,094,133
                                                                    ===========
 NET ASSETS CONSIST OF:
 Paid in Capital...............................................     $34,765,271
 Undistributed Net Investment Income...........................         208,903
 Accumulated Net Realized Loss.................................      (8,449,239)
 Unrealized Appreciation.......................................       2,569,198
                                                                    -----------
 NET ASSETS....................................................     $29,094,133
                                                                    ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)......................................       3,025,439
 Net Asset Value, Offering and Redemption Price Per Share......           $9.62
                                                                          =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
                                                       FOR THE SIX MONTHS ENDED
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends.......................................................... $   928,712
 Interest...........................................................      38,225
                                                                     -----------
  Total Income......................................................     966,937
                                                                     -----------
 EXPENSES
 Investment Advisory Fees-Note B....................................     102,108
 Administrative Fees-Note C.........................................      45,776
 Custodian Fees-Note D..............................................       2,072
 Directors' Fees-Note F.............................................       1,362
 Printing Fees......................................................       9,135
 Other Expenses.....................................................      16,497
 Investment Advisory Fees Waived-Note B.............................     (32,534)
                                                                     -----------
  Net Expenses......................................................     144,416
                                                                     -----------
 NET INVESTMENT INCOME..............................................     822,521
                                                                     -----------
 NET REALIZED GAIN (LOSS) ON:
  Investments.......................................................   1,186,895
  Futures...........................................................  (1,686,528)
                                                                     -----------
 TOTAL NET REALIZED LOSS............................................    (499,633)
                                                                     -----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments.......................................................    (500,635)
  Futures...........................................................   1,306,938
                                                                     -----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...........     806,303
                                                                     -----------
 NET GAIN...........................................................     306,670
                                                                     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $ 1,129,191
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUND                                   SAMISPREFERRED STOCK INCOME PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED
                                                      APRIL 30,     YEAR ENDED
                                                         1998       OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                   ---------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..........................    $    822,521   $ 1,851,827
  Net Realized Loss..............................        (499,633)     (480,040)
  Net Change in Unrealized
   Appreciation/Depreciation.....................         806,303       986,811
                                                     ------------   -----------
  Net Increase in Net Assets Resulting from
   Operations....................................       1,129,191     2,358,598
                                                     ------------   -----------
 DISTRIBUTIONS:
  Net Investment Income..........................        (721,567)   (1,899,856)
                                                     ------------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.........................................       6,156,353     6,379,043
  In Lieu of Cash Distributions..................         500,954     1,322,317
  Redeemed.......................................     (10,522,485)   (3,136,377)
                                                     ------------   -----------
  Net Increase (Decrease) from Capital Share
   Transactions..................................      (3,865,178)    4,564,983
                                                     ------------   -----------
  Total Increase (Decrease)......................      (3,457,554)    5,023,725
 NET ASSETS:
  Beginning of Period............................      32,551,687    27,527,962
                                                     ------------   -----------
  End of Period (including undistributed net
   investment income of $208,903 and $107,949,
   respectively).................................    $ 29,094,133   $32,551,687
                                                     ============   ===========
 (1) Shares Issued and Redeemed:
  Shares Issued..................................         645,290       683,108
  In Lieu of Cash Distributions..................          52,865       140,998
  Shares Redeemed................................      (1,111,295)     (332,524)
                                                     ------------   -----------
                                                         (413,140)      491,582
                                                     ============   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SAMI PREFERRED STOCK INCOME PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         SIX MONTH ENDED         YEARS ENDED OCTOBER 31,
                          APRIL 30,1998  ----------------------------------------------
                           (UNAUDITED)    1997      1996      1995     1994      1993
                         --------------- -------   -------   -------  -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  9.47     $  9.34   $  9.21   $  9.29  $  9.98   $ 10.09
                             -------     -------   -------   -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.26        0.55      0.58      0.67     0.60      0.60
 Net Realized and
  Unrealized Gain
  (Loss)................        0.11        0.15      0.14     (0.08)   (0.71)    (0.07)
                             -------     -------   -------   -------  -------   -------
 Total from Investment
  Operations............        0.37        0.70      0.72      0.59    (0.11)     0.53
                             -------     -------   -------   -------  -------   -------
DISTRIBUTIONS
 Net Investment Income..       (0.22)      (0.57)    (0.59)    (0.67)   (0.58)    (0.61)
 In Excess of Net
  Realized Gain.........         --          --        --        --       --      (0.03)
                             -------     -------   -------   -------  -------   -------
 Total Distributions....       (0.22)      (0.57)    (0.59)    (0.67)   (0.58)    (0.64)
                             -------     -------   -------   -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.................        9.62     $  9.47   $  9.34   $  9.21  $  9.29   $  9.98
                             =======     =======   =======   =======  =======   =======
TOTAL RETURN............        3.85%+**    7.73%+    8.17%+    6.67%   (1.15)%    5.47%+
                             =======     =======   =======   =======  =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....     $29,094     $32,552   $27,528   $33,789  $91,221   $49,671
Ratio of Expenses to
 Average Net Assets.....        0.99%*      0.99%     0.99%     0.98%    0.89%     0.82%
Ratio of Net Investment
 Income to Average Net
 Assets.................        5.64%*      5.83%     6.26%     7.03%    6.45%     6.10%
Portfolio Turnover
 Rate...................          47%         59%       77%       44%      65%      144%
Average Commission Rate
 #......................     $0.0445     $0.0339   $0.0302       N/A      N/A       N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................        0.22%*      0.18%     0.18%      N/A      N/A      0.14%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.99%*      0.99%     0.99%     0.98%     N/A       N/A

 * Annualized
** Not annualized
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM                                       SAMISPREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The SAMI Pre-ferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The finan-cial statements of the remaining portfolios are presented separately. The ob-jective of the Portfolio is to provide a high level of dividend income consis-tent with capital preservation.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Preferred securities listed on a securities ex-change for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day at the bid price on such day. Price information on listed securities is taken from the ex-change where the security is primarily traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most repre-sentative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturi-ties of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and secu-rities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    At April 30, 1998, the Portfolio had available a capital loss carryover for Federal income tax purposes of $9,066,746 of which $8,119,031 and $947,715 will expire on October 31, 2003 and 2005, respectively.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and op-tions contracts to hedge against changes in the value of securities the Portfolio owns or expects to purchase. The Portfolio may also write cov-ered options on securities it owns or in which it may invest to increase its current returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    The Portfolio had the following futures contracts open at April 30, 1998:

                                                             NET UNREALIZED
                            NUMBER OF  AGGREGATE  EXPIRATION  APPRECIATION
          CONTRACTS         CONTRACTS FACE VALUE     DATE    (DEPRECIATION)
          ---------         --------- ----------- ---------- --------------
   Sales:
   U.S. Treasury Long
     Bond..................    174    $20,918,063 June 1998     $237,657
   U.S. Treasury 10 Year
     Note..................     22      2,470,875 June 1998       (4,125)
                                                                --------
                                                                $233,532
                                                                ========

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

    5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income per share in the financial highlights.

    6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed are apportioned among the port-folios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for cus-todian balance credits, if any.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if nec-essary, in order to keep the Portfolio's total annual operating expenses, af-ter the effect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly,

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of aver-age daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned $45,776 from the Portfolio as Administrator of which $37,023 was paid to CGFSC for their services as sub-Administrator.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At April 30, 1998, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  G. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfo-lio made purchases of $13,389,704 and sales of $16,517,365 of investment secu-rities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

UAM FUNDS                                 SAMI PREFERRED STOCK INCOME PORTFOLIO
-------------------------------------------------------------------------------

  H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolio had no borrowings under the agreement.

  I. OTHER: At April 30, 1998, 79% of total shares outstanding were held by 4 record shareholders owning 10% or greater of the aggregate total shares out-standing.

                                            SAMI Preferred Stock
UAMFunds                                    Income Portfolio
================================================================================
Officers and Directors                      William H. Park
                                            Vice President
Norton H.Reamer
Director, President and Chairman            Michael E. DeFao
                                            Secretary
John T. Bennett, Jr.
Director                                    Karl O. Hartmann
                                            Assistant Secretary
Nancy J. Dunn
Director                                    Gary L. French
                                            Treasurer
Philip D. English
Director                                    Robert R. Flaherty
                                            Assistant Treasurer
William A. Humenuk
Director                                    Gordon M. Shone
                                            Assistant Treasurer
Charles H. Salisbury, Jr.
Director and Executive Vice President

Peter M. Whitman, Jr.
Director

================================================================================

Investment Adviser
Spectrum Asset Management, Inc.
Four High Ridge Park
Stamford, CT 06905

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
-------------------------------------------------------------------------------

                                   UAM FUNDS
                                   Semi-Annual Report

          THE SIRACH PORTFOLIOS
                                April 30, 1998



                                      UAM

UAM FUNDS
                                                 THE SIRACH PORTFOLIOS
                                                 APRIL 30, 1998
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

-------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  Sirach Special Equity Portfolio...........................................   8
  Sirach Growth Portfolio...................................................  13
  Sirach Strategic Balanced Portfolio.......................................  18
  Sirach Bond Portfolio.....................................................  25
  Sirach Equity Portfolio...................................................  28
Statement of Assets and Liabilities.........................................  33
Statement of Operations.....................................................  35
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  36
  Sirach Growth Portfolio...................................................  37
  Sirach Strategic Balanced Portfolio.......................................  38
  Sirach Bond Portfolio.....................................................  39
  Sirach Equity Portfolio...................................................  40
Financial Highlights
  Sirach Special Equity Portfolio...........................................  41
  Sirach Growth Portfolio...................................................  43
  Sirach Strategic Balanced Portfolio.......................................  45
  Sirach Bond Portfolio.....................................................  47
  Sirach Equity Portfolio...................................................  48
Notes to Financial Statements...............................................  49

-------------------------------------------------------------------------------

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

May, 1998

Dear Shareholders:

The first six months of fiscal 1998 was a period of strong growth for the economy, with subdued inflation not unlike much of the past several years. GDP for the fourth quarter of 1997 was 3.7% and for the first quarter of 1998 a solid 4.2%. Inflation, as measured by the CPI, continues to be extremely well behaved, with year over year changes during the period of under 2.0%. The Fed-eral Reserve Board continues to express concern with the low unemployment rate and upward pressure it sees on the Employment Cost Index. Many market partici-pants feel the Fed would like to raise interest rates to slow the economy and thus stay ahead of any inflation pressures that may develop. While the crisis amongst Asian countries has contributed to both low inflation and low interest rates recently, it has raised considerable concern as to the impact their de-teriorating economic condition will have on the U.S. economy over the next six to twelve months.

SIRACH SPECIAL EQUITY
During the first half of fiscal year 1998, large cap stocks continued to lead the way as they generally have for 4 1/2 years. There have been brief three month and six month periods where small cap stocks have outperformed, as in the second half of 1997, but they have tended to be more catch-up phases than actual major shifts in investor psychology favoring small caps.

For the first half, the S&P 500 Index returned 22.50%, the Russell 2500 Index returned 13.27% and the Russell 2000 Index returned 11.88%. Value outperformed growth with the Russell 2500 Value Index beating the Russell 2500 Growth Index 16.00% versus 10.04%.

The Special Equity Portfolio Institutional Class Shares outperformed most small cap indexes returning 16.35% during the first half and ended with net assets of $310 million. The Institutional Service Class Shares returned 16.10% for the six month period.

The Portfolio's outperformance was driven primarily by good stock picking in our two largest sectors, Technology and Consumer Cyclical, and our allocation strategy in the volatility Energy sector. During the first quarter of the year, we quickly took profits in the Energy sector and had little exposure when the sector rolled over. We slowly added to the sector as it weakened and benefited greatly when the sector rebounded in the second quarter. Our two weakest sectors were Financial Services and Healthcare.

Sirach's investment process focuses on companies with strong and improving earnings characteristics and has historically performed best when strong profit

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

growth is scarce. Weakening world economies should exacerbate the already poor pricing environment and affect S&P 500 companies profit growth to a greater extent than earnings at niche smaller cap companies.

As the small cap/large cap earnings growth differential widens and with small cap relative valuations at twenty year lows the small cap growth sector should outperform.

SIRACH EQUITY PORTFOLIO
The Sirach Equity Portfolio ended the first six months of fiscal 1998 with net assets of $39.2 million, up from $26.2 million at the 1997 fiscal year end. The Portfolio returned 21.02% for the six month period, slightly behind the S&P 500 Index return of 22.50% but nicely ahead of the Lipper Growth Funds re-turn of 18.68%. The second quarter ending April was a strong period for the Portfolio, with a return of 16.82% vs. the S&P 500 return of 13.85%, and the Lipper Growth Funds return of 13.70%. Smaller capitalization indexes underperformed during the fiscal first half. The S&P 400 Midcap and the S&P 600 Smallcap returned 19.17% and 13.14% respectively.

The performance of the Sirach Equity Portfolio relative to the S&P 500 Index was impacted by the Portfolio's capitalization. The Portfolio has less weighting than the index in the largest companies, and relatively more in the mid-range capitalization companies. Thus, with the largest companies driving performances during the first half, the Portfolio suffered on a relative basis. Three sectors also had somewhat of a negative impact on performance; Capital Goods, Consumer Staples, and Energy. Within the Capital Goods sector, some of our holdings in the environmental services area underperformed due to concerns over earnings growth. Our holdings in food retailers performed quite well within the Consumer Staples sector, but a consolidation of our positions in personal care companies and food producers, after strong performances last year, caused this sector to trail the market return. Our decision to underweight energy was a correct one, unfortunately our holdings are concentrated in the oil service industry, which was especially hard hit. Concerns arose because of the rapid decline in the price of oil and how that might impact capital spending plans by the large international oil companies. Though prices have retreated dramatically, capital spending budgets remain intact and earnings estimates have not been reduced. Additionally, our holdings have products with strong technology that makes their use quite cost effective.

Finance remained the largest weighting in the Portfolio with less emphasis on money center banks and more emphasis on financial services. The Consumer Cyclical sector is the second largest portfolio weighting and was a bright spot

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

during the period. Our holdings in warehouse stores, along with some other specialty retailers performed quite well. Same store sales were strong and costs well under control helped margins. This is a sector which we increased weighting during the period, adding some specialty retail in addition to exposure to media and advertising. Two other large sector holdings are Capital Goods and Technology. Within Capital Goods, we expect a rebound from our holdings in the environmental area and may use the opportunity to reduce positions in holdings with less dynamic earnings prospects. We did in fact reduce our exposure to this sector early in the period by reducing positions in the machinery industry. Our Technology weighting is in line with the index and our holdings cover a broad range of industries including computer services, software, semiconductors, and communication equipment. During the period, our weighting to semiconductors and hardware was reduced in favor of computer services and communication equipment. This change was driven by earnings visibility. Technology proved to be a strong contributor to performance during the first six months. One other sector worth mentioning is Healthcare, which we have equal weighting to the index. The sector was a strong contributor to performance driven largely by our holdings in pharmaceutical companies. The strong earnings outlook and deep drug pipelines have resulted in very strong price performance by this group.

SIRACH GROWTH PORTFOLIO
The Sirach Growth Portfolio's net assets at the end of the first half of fiscal 1998 were approximately $163 million. During the period, the Portfolio's Institutional Class Shares returned 18.26%. The Institutional Service Class Shares returned 18.18% for the same period. These returns were essentially equal to the Lipper Growth Funds return of 18.68%, yet trailed the S&P 500 Index return of 22.50%. The Portfolio's smaller average capitalization and lower relative weighting in the largest companies in the index hindered performance. The impact of capitalization can be seen somewhat by comparing the returns of smaller capitalization indexes to the S&P 500 as shown above. The S&P 400 Midcap Index returned 19.17% and the S&P 600 Smallcap Index returned 13.14%.

Two sectors in particular influenced performance negatively during the first half. Capital Goods, the fourth largest sector in the Portfolio, is nearly double weighted the index. Early in the first half our holdings in the environmental industry underperformed dramatically. Two factors had the greatest influence: perceptions of industry accounting practices and inventory problems at one of the companies we owned. Waste Management, a company we do not own, raised some issues regarding past accounting practices they have employed which led to the restatement of several years of financial data. Though the companies we own in

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

the waste collection and disposal industry have not followed the same accounting practices, their performance suffered because of investor's fears that other irregularities may occur. Incidentally, now that Waste Management has corrected their accounting problems, a company we own will merge Waste Management into their operations and realize significant cost and revenue synergies. The second factor involved one of our holdings which had to write down inventories, thus impacting earnings negatively and raising concerns about proper management controls. Energy was the second sector having a detrimental impact on performance. Though we slightly underweighted the index, our holdings in oil service companies were especially hard hit during the period. A sharp decline in the price of oil and fears regarding capital spending plans by the major oil companies caused the oil service stocks to retreat dramatically from their highs. While we have reduced our exposure in some of our holdings, earnings estimates have not been reduced and capital spending plans have remained firm.

Finance continues as the largest portfolio weighting. Exposure to money center banks was reduced in favor of regional banks and financial services companies. Consumer Cyclical is the second largest weighting in the Portfolio and is two times overweighted relative to the index. Retail companies make up the bulk of our holdings in this sector. Strong sales trends coupled with firm control of expenses has helped spur strong earnings. During the period this sector was increased by adding additional exposure to specialty retail and by adding companies in the advertising and publishing/broadcasting industries. The Consumer Cyclical sector was a positive contributor with good stock selection as well as high allocation relative to the index. The third largest sector in the Portfolio is Technology. During the period we reduced our exposure to semiconductors while increasing communication equipment, software, and computer services which offer more consistent and more visible earnings. Our Technology holdings performed well relative to the index and were positive contributors to performance. The Portfolio currently has no holdings in the Transportation or Basic Material sectors. This has been appropriate as neither sector has been a strong contributor to performance of the index. More recently, companies in the Basic Material sector have begun to rank well in our disciplined screening process and are being monitored closely for potential purchase.

SIRACH STRATEGIC BALANCED PORTFOLIO
The Sirach Strategic Balanced Portfolio had net assets of $81.3 million on April 30, 1998. Asset allocation was 56.8% common stocks, 42.1% fixed income and the remainder in cash equivalents.

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Bond Portfolio with 9.0% in Collateralized Mortgage Obligations, 3.7% in REMICS and 4.6% in Mortgage Backed Securities.

SIRACH BOND PORTFOLIO
The total return for the period ended April 30, 1998 for the Sirach Bond Port-folio was 4.32% for the Institutional Class Shares and 4.23% for the Institu-tional Service Class Shares.

The total return for the Sirach Bond Portfolio in the second quarter was 0.98% versus 0.79% for the Lehman Aggregate Index. On April 30, 1998, the Portfo-lio's net assets were $55.2 million.

The thirty-year treasury bond remained in a relatively narrow trading range of 5.8% to 6% for the quarter. Total return for the market was roughly equal to income generated. There were fewer opportunities than normal to add excess return in the U.S. domestic market. The yield curve flattened, but by only two basis points between ten and thirty year treasuries. Corporate, asset-backed and mortgage sectors all returned between 0.9% and 1.2%. The best opportunities came from industry and individual issue selection within the corporate market.

Our current strategy:

DURATION
We continue to maintain a neutral duration. A reasonable case can be made for either lower or higher rates from current levels over the intermediate term. We expect that for the next few quarters any changes in interest rates will be modest. Global deflationary pressures and the eventual further decline in inflationary expectations are supportive for bonds longer term. However, the strong domestic economy and the likelihood of a brief inflation scare has kept both the Federal Reserve and bond market on the defensive. We are prepared to move away from our current neutral stance if we see a change in the economic fundamentals or a change in rates.

MATURITY STRUCTURE
The yield curve is relatively flat. Whether or not the curve inverts depends on domestic economic growth, inflation expectations and resulting Fed action. We expect only modest changes over the next quarter or two as the market searches for the answers. We continue to move toward a neutral maturity struc-ture with an underweighting in one to five year maturities as a hedge against Fed action. We

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

will begin to move to a lower than index allocation to long maturities if the spread between ten and thirty year bonds falls below approximately 0.2%.

SECTOR ALLOCATION
We did not make significant changes in sector weightings during the quarter. Stronger than expected economic performance and continued investor demand provided good support for corporate prices. Securities firms, telecommunications and cable/media were top performing sectors within the corporate market. Our overweighting in these areas was a positive factor in first quarter performance. Our emphasis on mortgage securities with relatively stable cash flow characteristics helped us avoid the negative impacts of very high prepayments. We selectively added mortgage assets to take advantage of market opportunities. If corporate spreads continue to narrow or the economic outlook deteriorates, we will reduce the allocation to corporates.

The Portfolio's derivative exposure is entirely Collateralized Mortgage Obli-gations (17.1%), REMICS (16.4%) and Mortgage Backed Securities (10.5%). Based on quantitative statistics like convexity, the combination of these mortgage related assets have less volatility than the mortgage component of the Lehman Aggregate Index. Therefore the risk of volatility to the Portfolio has not been increased above that of the underlying index.

Please contact us with any questions you may have.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Sirach Bond and the Sirach Equity Portfolios, the total return for each portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


                       DEFINITION OF COMPARATIVE INDICES

S&P 500 INDEX--an unmanaged index composed of 400 industrial corporation stocks, 40 financial company stocks, 40 utilities company stocks and 20 transportation stocks.

RUSSELL 2500 INDEX--an unmanaged index composed of the 2,500 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

RUSSELL 2000 INDEX--an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

RUSSELL 2500 VALUE INDEX--contains those Russell 2500 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

RUSSELL 2500 GROWTH INDEX--contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

LIPPER GROWTH FUND INDEX--an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

S&P 400 MIDCAP INDEX--a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

S&P 600 SMALLCAP INDEX--a market-weighted index that measures the performance of the small-cap sector of the U.S. stock market where the median market capitalization is approximately $264 million.

LEHMAN BROTHERS AGGREGATE BOND INDEX--an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others.

  Comparisons of performance assume reinvestment of dividends.

  Please note that one can not invest in an unmanaged index.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 92.0%

                                                            SHARES     VALUE+
                                                            ------- ------------
 BASIC MATERIALS - 1.1%
  CHEMICALS-SPECIALTY - 1.1%
  Crompton & Knowles Corp.................................  114,150 $  3,417,365
                                                                    ------------
 CAPITAL GOODS - 7.9%
  AEROSPACE/DEFENSE - 1.5%
  AAR Corp. ..............................................  102,675    2,688,802
  *Kellstrom Industries, Inc. ............................   73,900    1,916,781
                                                                    ------------
                                                                       4,605,583
                                                                    ------------
  BUILDING SUPPLIES - 1.0%
  *Comfort Systems USA, Inc. .............................  130,500    3,050,438
                                                                    ------------
  CONSTRUCTION - 0.6%
  TJ International, Inc. .................................   62,900    1,942,037
                                                                    ------------
  ELECTRICAL EQUIPMENT - 0.5%
  *Security Dynamics Technologies, Inc. ..................   61,050    1,470,923
                                                                    ------------
  ENVIRONMENTAL - 4.3%
  *Allied Waste Industries, Inc...........................  159,200    4,387,950
  *Newpark Resources, Inc.................................  169,750    4,084,609
  *Stericycle, Inc. ......................................   39,300      560,025
  *Superior Services, Inc.................................  133,150    4,327,375
                                                                    ------------
                                                                      13,359,959
                                                                    ------------
  Total Capital Goods.....................................            24,428,940
                                                                    ------------
 CONSUMER CYCLICAL - 15.3%
  APPAREL/TEXTILES - 5.2%
  *Fossil, Inc............................................  117,450    2,697,679
  *Nautica Enterprises, Inc. .............................   38,850      965,180
  *Pacific SunWear of California, Inc.....................   90,650    4,002,764
  *Polo Ralph Lauren Corp.................................  147,200    4,140,000
  Wolverine World Wide, Inc...............................  148,250    4,280,718
                                                                    ------------
                                                                      16,086,341
                                                                    ------------
  LODGING/HOTELS - 1.0%
  *Prime Hospitality Corp.................................  150,600    3,115,538
                                                                    ------------
  PRINTING/PUBLISHING - 1.5%
  *NewsEDGE Corp..........................................   80,250    1,369,266
  *Valassis Communications, Inc...........................   85,150    3,342,137
                                                                    ------------
                                                                       4,711,403
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            ------- ------------
 CONSUMER CYCLICAL - CONTINUED
  RETAIL-GENERAL - 0.8%
  *Dollar Tree Stores, Inc................................   45,250 $  2,451,984
                                                                    ------------
  RETAIL-SPECIALTY - 6.8%
  *Abercrombie & Fitch Co., Class A.......................  123,300    5,486,850
  *General Nutrition Cos., Inc. ..........................   56,550    2,026,964
  Ross Stores, Inc........................................  135,150    6,254,911
  *The Men's Wearhouse, Inc. .............................  173,450    7,360,784
                                                                    ------------
                                                                      21,129,509
                                                                    ------------
  Total Consumer Cyclical.................................            47,494,775
                                                                    ------------
 CONSUMER STAPLES - 7.6%
  FOOD PRODUCERS - 1.4%
  *American Italian Pasta Co., Class A....................   41,450    1,284,950
  Earthgrains Co..........................................   64,750    3,027,063
                                                                    ------------
                                                                       4,312,013
                                                                    ------------
  FOOD RETAILERS - 1.1%
  *Whole Foods Market, Inc................................   55,800    3,447,394
                                                                    ------------
  MEDIA - 0.8%
  *Outdoor Systems, Inc...................................   62,200    1,974,850
  *United Video Satellite Group, Inc., Class A............   14,450      631,284
                                                                    ------------
                                                                       2,606,134
                                                                    ------------
  RESTAURANT - 4.3%
  Apple South, Inc........................................   82,150    1,291,295
  CKE Restaurants, Inc....................................  162,860    5,639,028
  *Showbiz Pizza Time, Inc. ..............................  165,650    6,398,231
                                                                    ------------
                                                                      13,328,554
                                                                    ------------
  Total Consumer Staples..................................            23,694,095
                                                                    ------------
 ENERGY - 4.7%
  EXPLORATION/DRILLING - 3.7%
  *Marine Drilling Cos., Inc..............................  121,750    2,956,242
  *Varco International, Inc. .............................  138,400    4,255,800
  *Veritas DGC, Inc. .....................................   79,950    4,332,291
                                                                    ------------
                                                                      11,544,333
                                                                    ------------
  OIL-SERVICES - 1.0%
  *Global Industries Ltd.  ...............................  129,550    2,935,117
                                                                    ------------
  Total Energy............................................            14,479,450
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            ------- ------------
 FINANCE - 9.5%
  BANKS - 1.8%
  City National Corp......................................   91,300 $  3,395,219
  First American Corp. (Tennessee)........................   43,300    2,131,172
                                                                    ------------
                                                                       5,526,391
                                                                    ------------
  FINANCIAL SERVICES - 6.5%
  Fidelity National Financial, Inc........................   81,500    3,005,313
  *FIRSTPLUS Financial Group, Inc.........................  105,350    5,109,475
  *Imperial Credit Industries, Inc........................  229,000    5,767,937
  Mutual Risk Management Ltd..............................   56,450    1,912,244
  *Ocwen Financial Corp...................................  167,400    4,331,475
                                                                    ------------
                                                                      20,126,444
                                                                    ------------
  REAL ESTATE/REITS - 1.2%
  *Amresco, Inc...........................................  102,700    3,716,456
                                                                    ------------
  Total Finance...........................................            29,369,291
                                                                    ------------
 HEALTHCARE - 6.0%
  BIOMEDICAL/SPECIALTY PHARMACEUTICALS - 0.8%
  *IDEXX Laboratories, Inc................................   37,700      834,113
  *Theragenics Corp.......................................   57,450    1,644,506
                                                                    ------------
                                                                       2,478,619
                                                                    ------------
  MEDICAL SERVICES - 5.2%
  *Coventry Health Care, Inc..............................  122,350    2,072,303
  *Curative Health Services, Inc..........................   35,350    1,088,117
  *Orthodontic Centers of America, Inc....................   94,800    2,026,350
  *Renal Care Group, Inc..................................   37,800    1,445,850
  *Sunrise Assisted Living, Inc...........................   76,100    3,417,366
  *Total Renal Care Holdings, Inc.........................  183,250    6,070,156
                                                                    ------------
                                                                      16,120,142
                                                                    ------------
  Total Healthcare........................................            18,598,761
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            ------- ------------
 MISCELLANEOUS - 10.3%
  DIVERSIFIED - 0.2%
  *Mettler-Toledo International, Inc......................   28,150 $    566,519
                                                                    ------------
  PROFESSIONAL SERVICES - 10.1%
  *Abacus Direct Corp.....................................   57,900    3,274,969
  *ABR Information Services, Inc. ........................  113,250    3,273,633
  *Access Health, Inc. ...................................   56,800    1,917,000
  *AccuStaff, Inc. .......................................  273,250    9,802,844
  *Rent-Way, Inc..........................................   92,360    2,892,022
  *Robert Half International, Inc. .......................   95,900    5,190,587
  *Romac International, Inc. .............................  129,850    3,457,256
  *Snyder Communications, Inc.............................   35,250    1,498,125
                                                                    ------------
                                                                      31,306,436
                                                                    ------------
  Total Miscellaneous.....................................            31,872,955
                                                                    ------------
 TECHNOLOGY - 29.6%
  COMMUNICATION EQUIPMENT - 1.8%
  *Tekelec................................................  110,700    5,566,134
                                                                    ------------
  COMPUTER RELATED - 1.8%
  *IDX Systems Corp. .....................................  100,100    4,360,606
  *Seagate Technology, Inc................................   47,150    1,258,316
                                                                    ------------
                                                                       5,618,922
                                                                    ------------
  COMPUTER SERVICES - 1.3%
  *Xylan Corp.............................................  147,100    4,187,753
                                                                    ------------
  COMPUTER SOFTWARE - 18.6%
  *Business Objects S.A. ADR..............................    9,650      181,842
  *Ciber, Inc.............................................   73,600    2,392,000
  *Computer Horizons Corp.................................  147,250    5,581,695
  *Compuware Corp.........................................  126,200    6,164,081
  *CSG Systems International, Inc.........................   56,750    2,589,219
  *Envoy Corp. ...........................................   65,750    2,753,281
  *Gemstar International Group Ltd........................  173,900    6,727,756
  *Hyperion Software Corp.................................  162,200    7,055,700
  *Keane, Inc. ...........................................   52,250    2,625,563
  *Mercury Interactive Corp...............................  107,250    4,336,922
  *QuadraMed Corp.........................................   88,500    2,522,250
  *Saville Systems Ireland plc............................   75,850    3,790,130
  *Symantec Corp..........................................  160,900    4,671,128
  *Vantive Corp...........................................   74,050    2,367,286
  *Veritas Software Corp..................................   68,676    3,777,180
                                                                    ------------
                                                                      57,536,033
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH SPECIAL EQUITY PORTFOLIO
                                                APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
 TECHNOLOGY - CONTINUED
  ELECTRONICS - 5.7%
  *CBT Group plc ADR.......................................   56,600 $ 2,883,062
  *Macromedia, Inc. .......................................  101,350   1,517,083
  *PMC-Sierra, Inc.........................................  106,050   4,815,333
  *Vitesse Semiconductor Corp. ............................   78,200   4,503,831
  *World Access, Inc.......................................  104,650   4,035,566
                                                                     -----------
                                                                      17,754,875
                                                                     -----------
  SEMICONDUCTORS - 0.4%
  *Integrated Device Technology, Inc.......................   93,950   1,130,336
                                                                     -----------
  Total Technology.........................................           91,794,053
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $213,730,158)...................         285,149,685
                                                                     -----------

 SHORT-TERM INVESTMENT - 9.1%

                                                         FACE
                                                        AMOUNT
                                                      -----------
 REPURCHASE AGREEMENT - 9.1%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $28,254,214,
   collateralized by $24,631,576 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $28,571,043
   (Cost $28,250,000)...............................  $28,250,000   28,250,000
                                                                  ------------
  TOTAL INVESTMENTS - 101.1% (Cost $241,980,158)(a).               313,399,685
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - (1.1)%.......                (3,415,499)
                                                                  ------------
  NET ASSETS - 100%.................................              $309,984,186
                                                                  ============

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $241,980,158. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $71,419,527. This consisted of aggregate gross unrealized appreciation for all securities of $73,644,591 and aggregate gross unrealized depreciation for all securities of $2,225,064.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH GROWTH PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 92.2%

                                                             SHARES    VALUE+
                                                             ------ ------------
 CAPITAL GOODS - 11.3%
  CONSTRUCTION - 0.6%
  McDermott International, Inc.............................  23,700 $    980,588
                                                                    ------------
  ELECTRICAL EQUIPMENT - 2.2%
  General Electric Co......................................  41,500    3,532,687
                                                                    ------------
  ENVIRONMENTAL - 8.5%
  Johnson Controls, Inc....................................  25,100    1,490,312
  *Republic Industries, Inc................................  53,100    1,476,844
  *Thermo Electron Corp....................................  72,700    2,894,369
  Tyco International Ltd...................................  64,700    3,526,150
  *U.S.A. Waste Services, Inc..............................  55,767    2,736,068
  *U.S. Filter Corp........................................  51,700    1,686,713
                                                                    ------------
                                                                      13,810,456
                                                                    ------------
  Total Capital Goods......................................           18,323,731
                                                                    ------------
 COMMUNICATION SERVICES - 4.8%
  TELECOMMUNICATIONS-CELLULAR WIRELESS - 2.2%
  *AirTouch Communications, Inc............................  67,200    3,570,000
                                                                    ------------
  TELECOMMUNICATIONS-LONG DISTANCE - 2.6%
  AT&T Corp................................................  25,800    1,549,612
  *WorldCom, Inc...........................................  61,400    2,626,769
                                                                    ------------
                                                                       4,176,381
                                                                    ------------
  Total Communication Services.............................            7,746,381
                                                                    ------------
 CONSUMER CYCLICAL - 15.7%
  FURNITURE/APPLIANCES - 0.2%
  Steelcase, Inc., Class A.................................   9,700      335,862
                                                                    ------------
  PRINTING/PUBLISHING - 0.9%
  Omnicom Group Inc........................................  31,800    1,506,525
                                                                    ------------
  RECREATION - 1.3%
  Mattel, Inc..............................................  52,300    2,003,744
                                                                    ------------
  RETAIL-GENERAL - 4.5%
  *Costco Cos., Inc........................................  85,600    4,777,550
  *Fred Meyer, Inc.........................................  56,600    2,539,925
                                                                    ------------
                                                                       7,317,475
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          SIRACH GROWTH PORTFOLIO
                                                   APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            ------- ------------
 CONSUMER CYCLICAL - CONTINUED
  RETAIL-SPECIALTY - 8.8%
  *Borders Group, Inc.....................................   61,300 $  1,969,262
  Home Depot, Inc.........................................   65,900    4,588,287
  Nordstrom, Inc..........................................   25,500    1,671,047
  *Office Depot, Inc......................................   78,000    2,583,750
  *Staples, Inc...........................................  142,750    3,528,602
                                                                    ------------
                                                                      14,340,948
                                                                    ------------
  Total Consumer Cyclical.................................            25,504,554
                                                                    ------------
 CONSUMER STAPLES - 9.4%
  COSMETICS/TOILETRIES - 3.2%
  Cardinal Health, Inc....................................   15,450    1,487,063
  Clorox Co...............................................   18,500    1,551,687
  Procter & Gamble Co.....................................   25,200    2,071,125
                                                                    ------------
                                                                       5,109,875
                                                                    ------------
  FOOD PRODUCERS - 1.2%
  Bestfoods...............................................   36,800    2,019,400
                                                                    ------------
  FOOD RETAILERS - 3.8%
  *Safeway, Inc...........................................   91,400    3,496,050
  *Starbucks Corp.........................................   57,000    2,741,344
                                                                    ------------
                                                                       6,237,394
                                                                    ------------
  MEDIA - 1.2%
  A.H. Belo Corp., Class A................................   36,400    1,926,925
                                                                    ------------
  Total Consumer Staples..................................            15,293,594
                                                                    ------------
 ENERGY - 3.4%
  OIL-SERVICES - 3.4%
  Halliburton Co..........................................   57,700    3,173,500
  Schlumberger Ltd........................................   28,000    2,320,500
                                                                    ------------
  Total Energy.............................................            5,494,000
                                                                    ------------
 FINANCE - 18.9%
  BANKS - 6.0%
  BankAmerica Corp........................................   27,800    2,363,000
  Chase Manhattan Corp....................................    4,400      609,675
  First American Corp. (Tennessee)........................   60,300    2,967,891
  U.S. Bancorp............................................   19,400    2,463,800
  Washington Federal, Inc.................................   49,465    1,385,020
                                                                    ------------
                                                                       9,789,386
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------ ------------
 FINANCE - CONTINUED
  FINANCIAL SERVICES - 2.8%
  Merrill Lynch & Co., Inc.................................  18,200 $  1,597,050
  SunAmerica, Inc..........................................  58,600    2,926,338
                                                                    ------------
                                                                       4,523,388
                                                                    ------------
  INSURANCE COMPANIES - 10.1%
  American International Group, Inc........................  23,300    3,065,406
  Conseco, Inc. ...........................................  45,000    2,233,125
  Equitable Cos., Inc......................................  54,600    3,351,075
  MGIC Investment Corp.....................................  38,600    2,431,800
  Travelers Group, Inc.....................................  46,749    2,860,454
  UNUM Corp................................................  44,700    2,402,625
                                                                    ------------
                                                                      16,344,485
                                                                    ------------
  Total Finance............................................           30,657,259
                                                                    ------------
 HEALTHCARE - 9.0%
  DRUGS - 3.3%
  Merck & Co., Inc. .......................................  13,000    1,566,500
  Pfizer, Inc..............................................  18,800    2,139,675
  Schering-Plough Corp. ...................................  20,300    1,626,538
                                                                    ------------
                                                                       5,332,713
                                                                    ------------
  MEDICAL PRODUCTS/SUPPLIES - 1.4%
  Abbott Laboratories......................................  31,851    2,329,104
                                                                    ------------
  MEDICAL SERVICES - 4.3%
  *HEALTHSOUTH Corp. ......................................  87,600    2,644,425
  *Quintiles Transnational Corp............................  38,800    1,919,388
  *Tenet Healthcare Corp...................................  65,800    2,463,387
                                                                    ------------
                                                                       7,027,200
                                                                    ------------
  Total Healthcare.........................................           14,689,017
                                                                    ------------
 MISCELLANEOUS - 3.6%
  DIVERSIFIED - 2.1%
  AlliedSignal, Inc........................................  25,200    1,104,075
  Cognizant Corp...........................................  46,600    2,396,987
                                                                    ------------
                                                                       3,501,062
                                                                    ------------
  PROFESSIONAL SERVICES - 1.5%
  *AccuStaff, Inc..........................................  66,300    2,378,513
                                                                    ------------
  Total Miscellaneous......................................            5,879,575
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------ ------------
 TECHNOLOGY - 12.7%
  COMMUNICATION EQUIPMENT - 2.1%
  Lucent Technologies, Inc.................................  30,300 $  2,306,587
  *Tellabs, Inc. ..........................................  16,700    1,183,091
                                                                    ------------
                                                                       3,489,678
                                                                    ------------
  COMPUTER RELATED - 2.1%
  *Cisco Systems, Inc......................................  29,100    2,132,485
  Hewlett-Packard Co. .....................................  16,900    1,272,781
                                                                    ------------
                                                                       3,405,266
                                                                    ------------
  COMPUTER SERVICES - 2.1%
  Computer Associates International, Inc. .................  57,000    3,338,062
                                                                    ------------
  COMPUTER SOFTWARE - 6.4%
  *BMC Software, Inc.......................................  11,800    1,103,669
  *Fiserv, Inc. ...........................................  12,300      804,112
  HBO & Co.................................................  39,000    2,331,469
  *Microsoft Corp. ........................................  17,400    1,568,719
  *Visio Corp..............................................  93,400    4,626,219
                                                                    ------------
                                                                      10,434,188
                                                                    ------------
  Total Technology.........................................           20,667,194
                                                                    ------------
 UTILITIES - 3.4%
  NATURAL GAS - 3.4%
  Columbia Gas System, Inc. ...............................  33,000    2,681,250
  Williams Cos., Inc. .....................................  92,800    2,934,800
                                                                    ------------
  Total Utilities..........................................            5,616,050
                                                                    ------------
  TOTAL COMMON STOCKS (Cost $114,145,547)..................          149,871,355
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH GROWTH PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 9.2%

                                                          FACE
                                                         AMOUNT       VALUE+
                                                       ----------- ------------
  REPURCHASE AGREEMENT - 9.2%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $15,022,240, collat-
   eralized by $13,096,151 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $15,190,693
   (Cost $15,020,000)...............................   $15,020,000 $ 15,020,000
                                                                   ------------
  TOTAL INVESTMENTS - 101.4% (Cost $129,165,547)(a).                164,891,355
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) - (1.4)%.......                 (2,329,498)
                                                                   ------------
  NET ASSETS - 100%.................................               $162,561,857
                                                                   ============

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $129,165,547. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $35,725,808. This consisted of aggregate gross unrealized appreciation for all securities of $36,075,704 and aggregate gross unrealized depreciation for all securities of $349,896.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 56.8%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 CAPITAL GOODS - 7.1%
  CONSTRUCTION - 0.4%
  McDermott International, Inc..........................       7,300 $   302,038
                                                                     -----------
  ELECTRICAL EQUIPMENT - 1.2%
  General Electric Co...................................      11,700     995,962
                                                                     -----------
  ENVIRONMENTAL - 5.5%
  Johnson Controls, Inc.................................       7,500     445,312
  *Republic Industries, Inc.............................      16,500     458,906
  *Thermo Electron Corp.................................      21,000     836,063
  Tyco International Ltd................................      21,600   1,177,200
  *U.S.A. Waste Services, Inc...........................      19,427     953,137
  *U.S. Filter Corp.....................................      17,700     577,463
                                                                     -----------
                                                                       4,448,081
                                                                     -----------
  Total Capital Goods...................................               5,746,081
                                                                     -----------
 COMMUNICATION SERVICES - 3.1%
  TELECOMMUNICATIONS-CELLULAR WIRELESS - 1.5%
  *AirTouch Communications, Inc.........................      22,500   1,195,313
                                                                     -----------
  TELECOMMUNICATIONS-LONG DISTANCE - 1.6%
  AT&T Corp.............................................       7,000     420,437
  *WorldCom, Inc........................................      21,400     915,519
                                                                     -----------
                                                                       1,335,956
                                                                     -----------
  Total Communication Services..........................               2,531,269
                                                                     -----------
 CONSUMER CYCLICAL - 9.4%
  FURNITURE/APPLIANCES - 0.1%
  Steelcase, Inc., Class A..............................       3,100     107,337
                                                                     -----------
  PRINTING/PUBLISHING - 0.5%
  Omnicom Group, Inc....................................       9,200     435,850
                                                                     -----------
  RECREATION - 0.7%
  Mattel, Inc...........................................      14,400     551,700
                                                                     -----------
  RETAIL-GENERAL - 2.7%
  *Costco Companies, Inc................................      25,000   1,395,312
  *Fred Meyer, Inc......................................      17,500     785,313
                                                                     -----------
                                                                       2,180,625
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 CONSUMER CYCLICAL - CONTINUED
  RETAIL-SPECIALTY - 5.4%
  *Borders Group, Inc...................................      17,600 $   565,400
  Home Depot, Inc.......................................      19,600   1,364,650
  Nordstrom, Inc........................................       7,400     484,931
  *Office Depot, Inc....................................      23,500     778,438
  *Staples, Inc.........................................      48,250   1,192,680
                                                                     -----------
                                                                       4,386,099
                                                                     -----------
  Total Consumer Cyclical...............................               7,661,611
                                                                     -----------
 CONSUMER STAPLES - 5.6%
  COSMETICS/TOILETRIES - 1.6%
  Cardinal Health, Inc..................................       5,050     486,063
  Clorox Co.............................................       4,000     335,500
  Procter & Gamble Co...................................       6,000     493,125
                                                                     -----------
                                                                       1,314,688
                                                                     -----------
  FOOD PRODUCERS - 0.9%
  Bestfoods.............................................      14,000     768,250
                                                                     -----------
  FOOD RETAILERS - 2.4%
  *Safeway, Inc.........................................      30,000   1,147,500
  *Starbucks Corp.......................................      16,500     793,547
                                                                     -----------
                                                                       1,941,047
                                                                     -----------
  MEDIA - 0.7%
  A.H. Belo Corp., Class A..............................      10,300     545,256
                                                                     -----------
  Total Consumer Staples................................               4,569,241
                                                                     -----------
 ENERGY - 1.9%
  OIL-SERVICES - 1.9%
  Halliburton Co........................................      16,000     880,000
  Schlumberger Ltd......................................       8,600     712,725
                                                                     -----------
  Total Energy..........................................               1,592,725
                                                                     -----------
 FINANCE - 11.8%
  BANKS - 3.9%
  BankAmerica Corp......................................       9,300     790,500
  Chase Manhattan Corp..................................       1,400     193,988
  First American Corp. (Tennessee)......................      18,300     900,703
  U.S. Bancorp..........................................       6,000     762,000
  Washington Federal, Inc...............................      17,575     492,100
                                                                     -----------
                                                                       3,139,291
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 FINANCE - CONTINUED
  FINANCIAL SERVICES - 1.8%
  Merrill Lynch & Co., Inc. ............................       5,800 $   508,950
  SunAmerica, Inc. .....................................      19,150     956,303
                                                                     -----------
                                                                       1,465,253
                                                                     -----------
  INSURANCE COMPANIES - 6.1%
  American International Group, Inc. ...................       6,700     881,469
  Conseco, Inc..........................................      13,800     684,825
  Equitable Cos., Inc...................................      17,600   1,080,200
  MGIC Investment Corp..................................      12,200     768,600
  Travelers Group, Inc. ................................      12,499     764,782
  UNUM Corp.............................................      15,200     817,000
                                                                     -----------
                                                                       4,996,876
                                                                     -----------
  Total Finance.........................................               9,601,420
                                                                     -----------
 HEALTHCARE - 5.6%
  DRUGS - 2.0%
  Merck & Co., Inc......................................       4,450     536,225
  Pfizer, Inc. .........................................       5,700     648,731
  Schering-Plough Corp..................................       5,200     416,650
                                                                     -----------
                                                                       1,601,606
                                                                     -----------
  MEDICAL PRODUCTS/SUPPLIES - 0.9%
  Abbott Laboratories...................................      10,449     764,083
                                                                     -----------
  MEDICAL SERVICES - 2.7%
  *HEALTHSOUTH Corp.....................................      25,200     760,725
  *Quintiles Transnational Corp. .......................      12,200     603,519
  *Tenet Healthcare Corp................................      22,000     823,625
                                                                     -----------
                                                                       2,187,869
                                                                     -----------
  Total Healthcare......................................               4,553,558
                                                                     -----------
 MISCELLANEOUS - 2.3%
  DIVERSIFIED - 1.3%
  AlliedSignal, Inc. ...................................       7,800     341,737
  Cognizant Corp. ......................................      13,800     709,838
                                                                     -----------
                                                                       1,051,575
                                                                     -----------
  PROFESSIONAL SERVICES - 1.0%
  *AccuStaff, Inc.......................................      21,800     782,075
                                                                     -----------
  Total Miscellaneous...................................               1,833,650
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 TECHNOLOGY - 8.0%
  COMMUNICATION EQUIPMENT - 1.4%
  Lucent Technologies, Inc. ............................       9,400 $   715,575
  *Tellabs, Inc.........................................       5,500     389,813
                                                                     -----------
                                                                       1,105,388
                                                                     -----------
  COMPUTER RELATED - 1.2%
  *Cisco Systems, Inc...................................       7,700     564,265
  Hewlett-Packard Co....................................       5,500     414,219
                                                                     -----------
                                                                         978,484
                                                                     -----------
  COMPUTER SERVICES - 1.6%
  Computer Associates International, Inc................      21,950   1,285,447
                                                                     -----------
  COMPUTER SOFTWARE - 3.8%
  *BMC Software, Inc. ..................................       2,800     261,887
  *Fiserv, Inc. ........................................       1,100      71,706
  HBO & Co. ............................................      12,500     747,266
  *Microsoft Corp.......................................       7,000     631,094
  *Visio Corp. .........................................      28,100   1,391,828
                                                                     -----------
                                                                       3,103,781
                                                                     -----------
  Total Technology......................................               6,473,100
                                                                     -----------
 UTILITIES - 2.0%
  NATURAL GAS - 2.0%
  Columbia Gas System, Inc. ............................       9,900     804,375
  Williams Cos., Inc....................................      26,900     850,712
                                                                     -----------
  Total Utilities.......................................               1,655,087
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $34,379,374)................              46,217,742
                                                                     -----------

 CORPORATE BONDS AND NOTES - 13.4%
                                                           FACE
                                                          AMOUNT
                                                        ----------
 FINANCIAL SERVICES - 4.7%
  ++Bear Stearns Co., Inc., Series B, 5.938%,
   10/27/04...........................................  $1,100,000   1,098,226
  #Jefferson-Pilot Capital Trust, 8.14%, 1/15/46......     750,000     784,687
  Lehman Brothers Holdings, Inc., 6.90%, 3/30/01......   1,200,000   1,222,500
  ++Marine Midland Bank, 5.813%, 12/20/00.............     700,000     696,974
                                                                   -----------
                                                                     3,802,387
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 CORPORATE BONDS AND NOTES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 INDUSTRIAL - 6.7%
  #American Trans Air, 7.46%, 1/15/08.................   $1,000,000 $ 1,001,790
  Continental Cablevision, Inc., 11.00%, 6/1/07.......    1,000,000   1,101,250
  News America Holdings, Inc., 7.75%, 12/1/45.........      950,000     991,562
  Occidental Petroleum Corp., 11.125%, 6/1/19.........      750,000     825,000
  Time Warner Entertainment Co., 8.375%, 3/15/23......    1,375,000   1,569,219
                                                                    -----------
                                                                      5,488,821
                                                                    -----------
 YANKEES - 2.0%
  ++Merita Bank Ltd., 6.03%, 12/1/05..................      750,000     752,629
  Province de Quebec, 11.00%, 6/15/15.................      750,000     839,062
                                                                    -----------
                                                                      1,591,691
                                                                    -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $10,609,498)..               10,882,899
                                                                    -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS - 9.0%
  Federal National Mortgage Association, Series 1997-
   41, Class D, REMIC, 7.25%, 1/18/19.................    1,000,000   1,014,787
  Federal National Mortgage Association, Series 1996-
   28, Class A, Structured Collateral, 7.00%,
   9/25/23............................................    1,125,000   1,142,573
  GE Capital Mortgage Services, Inc., Series 1997-2,
   Class 1A2 PAC 1 (11) 6.75%, 3/25/27................      800,000     794,929
  Morgan Stanley Capital Corp. I, Series C, Class 4,
   9.00%, 5/1/16......................................      630,454     631,954
  Prudential Home Mortgage Securities Co., Series
   1994-1, Class A6, REMIC, PAC 2 (22), 6.00%,
   2/25/09............................................    1,000,000     973,578
  Residential Funding Mortgage, Series 1997-S12, Class
   A6, REMIC, 7.25%, 8/25/27..........................    1,000,000   1,010,853
  Salomon Brothers Mortgage Securities VII, Series
   1997-LB2, Class A1, 6.95%, 4/25/27.................      376,511     376,499
  Trust Investment Enhanced Return Securities, Series
   1997-7, 6.69%, 11/15/03............................    1,400,000   1,406,454
                                                                    -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $7,236,960)..................................                7,351,627
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSET BACKED SECURITIES - 8.3%

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
  ++Airplanes Pass Through Trust, Series 1, Class A4,
   6.308%, 3/15/19....................................  $  925,000 $   930,781
  Capita Equipment Receivables Trust, Series 1997-1,
   Class B, 6.45%, 8/15/02............................     850,000     859,716
  Citibank Credit Card Master Trust I, Series 1997-6,
   Class A PO, 8/15/06................................   1,675,000   1,146,365
  Metris Master Trust, Series 1996-1, Class A, 6.45%,
   2/20/02............................................   1,300,000   1,317,604
  Metris Master Trust, Series 1997-1, Class A, 6.87%,
   10/20/05...........................................     600,000     618,671
  Northwest Airlines Corp., Series 1997-1, Class 1A,
   7.068%, 7/2/17.....................................   1,000,000   1,023,470
  Provident Bank Home Equity Loan Trust, Series 1997-
   1, Class A1, 7.18%, 4/25/13........................     596,163     606,024
  The Money Store Home Equity Trust, Series 1995-B,
   Class A3, 6.65%, 1/15/16...........................     257,077     260,532
                                                                   -----------
  TOTAL ASSET BACKED SECURITIES (Cost $6,650,081).....               6,763,163
                                                                   -----------
 U.S. TREASURY SECURITIES - 6.8%
 U.S. TREASURY BOND - 3.5%
  7.125%, 2/15/23.....................................   2,500,000   2,846,025
                                                                   -----------
 U.S. TREASURY NOTES - 3.3%
  6.25%, 10/31/01.....................................     800,000     815,048
  7.875%, 11/15/04....................................     800,000     892,456
  7.00%, 7/15/06......................................     850,000     917,473
                                                                   -----------
                                                                     2,624,977
                                                                   -----------
  TOTAL U.S. TREASURY SECURITIES (Cost $5,344,975)....               5,471,002
                                                                   -----------

 MORTGAGE-BACKED GNMA - 3.0%
  Government National Mortgage Association, 7.00%,
   5/15/24 Pool #376510 (Cost $2,226,627).............   2,402,463   2,430,992
                                                                   -----------

 MORTGAGE-BACKED FNMA - 1.6%
  Federal National Mortgage Association, 6.50%,
   2/1/28, Pool #408248 (Cost $1,263,994).............   1,278,781   1,265,593
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHORT-TERM IN-VESTMENT - 6.5%

                                                                           FACE
                                                                          AMOUNT     VALUE+
                                                                        ---------- -----------
 REPURCHASE AGREEMENT - 6.5%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $5,315,793, collateralized
   by $4,634,224 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $5,375,402
   (Cost $5,315,000)...............................................      $5,315,000 $ 5,315,000
                                                                                    -----------
  TOTAL INVESTMENTS - 105.4% (Cost $73,026,509)(a).................                  85,698,018
                                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - (5.4)%......................                  (4,360,190)
                                                                                    -----------
  NET ASSETS - 100%................................................                 $81,337,828
                                                                                    ===========

   +  See Note A to Financial Statements.
  ++  Variable/floating rate security-rate disclosed is as of April 30, 1998.
   *  Non-Income Producing Security
   #  144A Security; certain conditions for public resale may exist.
 PAC  Planned Amortization Class
  PO  Principal Only
REMIC Real Estate Mortgage Investment Conduit
 (a) The cost for federal income tax purposes was $73,026,509. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $12,671,509. This consisted of aggregate gross unrealized appreciation for all securities of $12,860,743 and aggregate gross unrealized depreciation for all securities of $189,234.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH BOND PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS AND NOTES - 37.9%

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
 FINANCE - 12.2%
  Conseco Financing Trust II, 8.70%, 11/15/26.......... $1,000,000 $ 1,106,044
  Heller Financial, Inc., Series H, 6.52%, 12/6/99.....  1,500,000   1,506,810
  #HSBC America Capital Trust, 7.808%, 12/15/26........    900,000     883,125
  Provident Cos., Inc., 7.405%, 3/15/38................  1,000,000     998,750
  Spieker Properties, Inc., 6.65%, 12/15/00............  1,300,000   1,308,735
  W.R. Berkley Capital Trust Corp., 8.197%, 12/15/45...    900,000     930,375
                                                                   -----------
                                                                     6,733,839
                                                                   -----------
 INDUSTRIAL - 14.4%
  #American Trans Air, 7.46%, 1/15/08..................  1,000,000   1,001,790
  Continental Cablevision, Inc., 11.00%, 6/1/07........  1,000,000   1,101,250
  DeepTech International Inc., 12.00%, 12/15/00........  1,000,000   1,108,750
  News America Holdings, Inc., 7.75%, 12/1/45..........  1,500,000   1,565,625
  News Corp. Ltd., 11.00%, 6/30/05.....................  2,000,000   2,057,500
  Time Warner Entertainment Co., 8.375%, 3/15/23.......  1,000,000   1,141,250
                                                                   -----------
                                                                     7,976,165
                                                                   -----------
 UTILITIES - 8.0%
  DQU II Funding, 8.70%, 6/1/16........................  1,500,000   1,698,750
  Great Lakes Power, Inc., 8.90%, 12/1/99..............  1,250,000   1,295,313
  Gulf States Utilities Co., Series 99B, 7.46%,
   11/1/99.............................................  1,400,000   1,421,000
                                                                   -----------
                                                                     4,415,063
                                                                   -----------
 YANKEES - 3.3%
  #Hutchison Whampoa, 7.45%, 8/1/17....................    750,000     687,187
  Norsk Hydro A/S, 7.75%, 6/15/23......................  1,000,000   1,112,500
                                                                   -----------
                                                                     1,799,687
                                                                   -----------
  TOTAL CORPORATE BONDS (Cost $20,850,326).............             20,924,754
                                                                   -----------

 U.S. TREASURY SECURITIES - 18.9%
 U.S. TREASURY BOND - 3.3%
  7.125%, 2/15/23......................................  1,625,000   1,849,916
                                                                   -----------
 U.S. TREASURY NOTES - 15.6%
  6.25%, 10/31/01......................................  3,100,000   3,158,311
  7.875%, 11/15/04.....................................  1,600,000   1,784,912
  7.00%, 7/15/06.......................................  3,400,000   3,669,892
                                                                   -----------
                                                                     8,613,115
                                                                   -----------
  TOTAL U.S. TREASURY SECURITIES (Cost $10,469,637)....             10,463,031
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                        SIRACH BOND PORTFOLIO
                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS - 17.1%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
  Bear Stearns Mortgage Securities, Inc., Series 1998-1,
   Class 2A2, REMIC, 6.35%, 3/25/28.....................  $1,000,000 $   994,270
  Mellon Residential Funding Corp., Series 1998-1, Class
   A4, REMIC, 6.50%, 2/25/28............................   1,000,000     980,220
  Prudential Home Mortgage Securities Co., Series 1993-
   15, Class A6, REMIC PAC (11), 6.75%, 5/25/08.........   1,000,000     995,105
  Prudential Home Mortgage Securities Co., Series 1994-
   1, Class A6, REMIC, PAC-2 (22), 6.00%, 2/25/09.......   1,350,000   1,314,330
  Residential Funding Mortgage Securities, Inc., Series
   1997-S9, Class A14, REMIC, 7.50%, 7/25/27............   1,000,000   1,011,409
  Residential Funding Mortgage Securities, Inc., Series
   1997-S9, Class A19, REMIC, 7.10%, 7/25/27............   1,200,000   1,221,654
  Salomon Brothers Mortgage Securities VII, Series 1997-
   LB6, Class A6, REMIC, 6.82%, 12/25/27................   1,500,000   1,517,685
  Trust Investment Enhanced Return Securities, Series
   1997-7, 6.69%, 11/15/03..............................   1,400,000   1,406,454
                                                                     -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $9,387,564)....................................               9,441,127
                                                                     -----------

 ASSET BACKED SECURITIES - 14.9%
  ++Airplanes Pass Through Trust, Series 1, Class A4,
   6.308%, 3/15/19......................................   1,225,000   1,232,656
  Americredit Automobile Receivables Trust, Series 1997-
   B, Class A2, 6.36%, 9/12/00..........................     831,860     834,397
  CIT Group Home Equity Loan Trust, Series 1997-1, Class
   A2, 6.17%, 10/15/08..................................   1,000,000   1,001,600
  Continental Mortgage Home Equity Loan Trust, Series
   1996-4, Class A4, 6.37%, 10/15/11....................   1,000,000   1,003,345
  Discover Card Master Trust I, Series 1993-2, Class A,
   5.40%, 1/16/01.......................................   1,500,000   1,497,379
  Metris Master Trust, Series 1996-1, Class A, 6.45%,
   2/20/02..............................................   1,100,000   1,114,895
  Metris Master Trust, Series 1997-1, Class A, 6.87%,
   10/20/05.............................................   1,500,000   1,539,375
                                                                     -----------
  TOTAL ASSET BACKED SECURITIES (Cost $8,193,417).......               8,223,647
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH BOND PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 MORTGAGE PASS-THROUGHS - 8.7%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
  Federal Home Loan Mortgage Corporation Gold, Pool
   #C90205, 6.00%, 12/1/17..............................  $1,289,281 $ 1,256,237
  Federal Home Loan Mortgage Corporation Gold, Pool
   #G10431, 6.50%, 1/1/11...............................   1,129,934   1,135,583
  Federal National Mortgage Association Pool #408248,
   6.50%, 2/1/28........................................   1,377,148   1,362,946
  Saxon Mortgage Securities Corp., Series 1994-9B, Class
   2A, REMIC, 7.00%, 7/25/09............................   1,026,496   1,024,129
                                                                     -----------
  TOTAL MORTGAGE PASS-THROUGHS (Cost $4,771,000)...................    4,778,895
                                                                     -----------

 SHORT-TERM INVESTMENT - 1.2%
 REPURCHASE AGREEMENT - 1.2%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $682,102, collateralized
   by $594,645 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27, valued at
   $689,750 (Cost $682,000).............................     682,000     682,000
                                                                     -----------
  TOTAL INVESTMENTS - 98.7% (Cost $54,353,944)(a).......              54,513,454
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.3%.............                 715,757
                                                                     -----------
  NET ASSETS - 100%.....................................             $55,229,211
                                                                     ===========

    +  See Note A to Financial Statements.
   ++  Variable/Floating Rate Security--rate disclosed is as of April 30, 1998.
    #  144A Security; certain conditions for public sale may exist.
  CMO  Collateralized Mortgage Obligation
  PAC  Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $54,353,944. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $159,510. This consisted of aggregate gross unrealized appreciation for all securities of $255,988 and aggregate gross unrealized depreciation for all securities of $96,478.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH EQUITY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 98.7%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 CAPITAL GOODS - 12.3%
  CONSTRUCTION - 0.6%
  McDermott International, Inc..........................       6,100 $   252,388
                                                                     -----------
  ELECTRICAL EQUIPMENT - 2.5%
  General Electric Co...................................      11,400     970,425
                                                                     -----------
  ENVIRONMENTAL - 9.2%
  Johnson Controls, Inc. ...............................       7,300     433,437
  *Republic Industries, Inc.............................      13,750     382,422
  *Thermo Electron Corp.................................      18,500     736,531
  Tyco International Ltd................................      16,000     872,000
  *U.S.A. Waste Services, Inc...........................      14,652     718,864
  *U.S. Filter Corp. ...................................      13,950     455,119
                                                                     -----------
                                                                       3,598,373
                                                                     -----------
  Total Capital Goods...................................               4,821,186
                                                                     -----------
 COMMUNICATION SERVICES - 5.2%
  TELECOMMUNICATIONS-CELLULAR WIRELESS - 2.0%
  *AirTouch Communications, Inc.........................      14,900     791,563
                                                                     -----------
  TELECOMMUNICATIONS-LONG DISTANCE - 3.2%
  AT&T Corp. ...........................................       6,100     366,381
  *WorldCom, Inc........................................      20,100     859,903
                                                                     -----------
                                                                       1,226,284
                                                                     -----------
  Total Communication Services..........................               2,017,847
                                                                     -----------
 CONSUMER CYCLICAL - 15.4%
  FURNITURE/APPLIANCES - 0.5%
  Steelcase, Inc., Class A..............................       5,400     186,975
                                                                     -----------
  PRINTING/PUBLISHING - 1.0%
  Omnicom Group, Inc....................................       8,200     388,475
                                                                     -----------
  RECREATION - 1.2%
  Mattel, Inc...........................................      12,650     484,653
                                                                     -----------
  RETAIL-GENERAL - 4.4%
  *Costco Cos., Inc.....................................      18,900   1,054,856
  *Fred Meyer, Inc. ....................................      15,200     682,100
                                                                     -----------
                                                                       1,736,956
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 CONSUMER CYCLICAL - CONTINUED
  RETAIL-SPECIALTY - 8.3%
  *Borders Group, Inc. .................................      15,500 $   497,938
  Home Depot, Inc. .....................................      11,500     800,688
  Nordstrom, Inc........................................       6,350     416,123
  *Office Depot, Inc. ..................................      20,250     670,781
  *Staples, Inc.........................................      35,025     865,774
                                                                     -----------
                                                                       3,251,304
                                                                     -----------
  Total Consumer Cyclical...............................               6,048,363
                                                                     -----------
 CONSUMER STAPLES - 10.4%
  COSMETICS/TOILETRIES - 4.2%
  Cardinal Health, Inc..................................       5,675     546,219
  Clorox Co.............................................       7,400     620,675
  Procter & Gamble Co. .................................       6,100     501,344
                                                                     -----------
                                                                       1,668,238
                                                                     -----------
  FOOD PRODUCERS - 1.5%
  Bestfoods.............................................      10,500     576,187
                                                                     -----------
  FOOD RETAILERS - 3.5%
  *Safeway, Inc.........................................      18,400     703,800
  *Starbucks Corp.......................................      13,600     654,075
                                                                     -----------
                                                                       1,357,875
                                                                     -----------
  MEDIA - 1.2%
  A.H. Belo Corp., Class A..............................       8,800     465,850
                                                                     -----------
  Total Consumer Staples................................               4,068,150
                                                                     -----------
 ENERGY - 3.4%
  OIL-SERVICES - 3.4%
  Halliburton Co. ......................................      12,450     684,750
  Schlumberger Ltd......................................       7,950     658,856
                                                                     -----------
  Total Energy..........................................               1,343,606
                                                                     -----------
 FINANCE - 17.9%
  BANKS - 5.7%
  BankAmerica Corp. ....................................       7,050     599,250
  Chase Manhattan Corp. ................................       2,700     374,119
  First American Corp. (Tennessee)......................       8,550     420,820
  U.S. Bancorp..........................................       4,950     628,650
  Washington Federal, Inc...............................       7,887     220,836
                                                                     -----------
                                                                       2,243,675
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH EQUITY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 FINANCE - CONTINUED
  FINANCIAL SERVICES - 2.9%
  Merrill Lynch & Co., Inc. ............................       5,150 $   451,912
  SunAmerica, Inc.......................................      14,100     704,119
                                                                     -----------
                                                                       1,156,031
                                                                     -----------
  INSURANCE COMPANIES - 9.3%
  American International Group, Inc.....................       5,625     740,039
  Conseco, Inc..........................................      11,600     575,650
  Equitable Cos., Inc...................................      11,600     711,950
  MGIC Investment Corp..................................       9,050     570,150
  Travelers Group, Inc. ................................      12,549     767,842
  UNUM Corp.............................................       4,900     263,375
                                                                     -----------
                                                                       3,629,006
                                                                     -----------
  Total Finance.........................................               7,028,712
                                                                     -----------
 HEALTHCARE - 11.0%
  DRUGS - 4.6%
  Merck & Co., Inc......................................       3,750     451,875
  Pfizer, Inc. .........................................       6,050     688,565
  Schering-Plough Corp..................................       7,950     636,994
                                                                     -----------
                                                                       1,777,434
                                                                     -----------
  MEDICAL PRODUCTS/SUPPLIES - 1.6%
  Abbott Laboratories...................................       8,700     636,188
                                                                     -----------
  MEDICAL SERVICES - 4.8%
  *HEALTHSOUTH Corp.....................................      21,200     639,975
  *Quintiles Transnational Corp. .......................      10,400     514,475
  *Tenet Healthcare Corp................................      19,350     724,416
                                                                     -----------
                                                                       1,878,866
                                                                     -----------
  Total Healthcare......................................               4,292,488
                                                                     -----------
 MISCELLANEOUS - 5.0%
  DIVERSIFIED - 3.0%
  AlliedSignal, Inc.....................................      12,500     547,656
  Cognizant Corp........................................      12,050     619,822
                                                                     -----------
                                                                       1,167,478
                                                                     -----------
  PROFESSIONAL SERVICES - 2.0%
  *AccuStaff, Inc.......................................      21,700     778,488
                                                                     -----------
  Total Miscellaneous...................................               1,945,966
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH EQUITY PORTFOLIO
                                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 TECHNOLOGY - 14.3%
  COMMUNICATION EQUIPMENT - 2.4%
  Lucent Technologies, Inc. ............................       8,400 $   639,450
  *Tellabs, Inc.........................................       4,500     318,797
                                                                     -----------
                                                                         958,247
                                                                     -----------
  COMPUTER RELATED - 2.4%
  *Cisco Systems, Inc...................................       7,875     577,090
  Hewlett-Packard Co....................................       4,650     350,203
                                                                     -----------
                                                                         927,293
                                                                     -----------
  COMPUTER SERVICES - 2.6%
  Computer Associates International, Inc................      12,275     718,855
  Equifax, Inc. ........................................       8,150     315,303
                                                                     -----------
                                                                       1,034,158
                                                                     -----------
  COMPUTER SOFTWARE - 6.3%
  *BMC Software, Inc. ..................................       2,800     261,888
  *Fiserv, Inc..........................................       3,100     202,081
  HBO & Co. ............................................      13,150     786,123
  *Microsoft Corp.......................................       7,300     658,141
  *Visio Corp...........................................      11,500     569,609
                                                                     -----------
                                                                       2,477,842
                                                                     -----------
  SEMICONDUCTORS - 0.6%
  Intel Corp. ..........................................       2,800     226,362
                                                                     -----------
  Total Technology......................................               5,623,902
                                                                     -----------
 UTILITIES - 3.8%
  NATURAL GAS - 3.8%
  Columbia Gas System, Inc. ............................       8,650     702,813
  Williams Cos., Inc....................................      24,850     785,881
                                                                     -----------
  Total Utilities.......................................               1,488,694
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $29,183,375)................              38,678,914
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 3.3%

                                                                               FACE
                                                                              AMOUNT     VALUE+
                                                                            ---------- -----------
 REPURCHASE AGREEMENT - 3.3%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $1,301,194, collateralized
   by $1,134,360 of various U.S. Treasury Obligations,
   5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $1,315,785
   (Cost $1,301,000).................................................       $1,301,000 $ 1,301,000
                                                                                       -----------
  TOTAL INVESTMENTS - 102.0% (Cost $30,484,375)(a)...................                   39,979,914
                                                                                       -----------
  OTHER ASSETS AND LIABILITIES (NET) - (2.0)%........................                     (765,474)
                                                                                       -----------
  NET ASSETS - 100%..................................................                  $39,214,440
                                                                                       ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
(a) The cost for federal income tax purposes was $30,484,375. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $9,495,539. This consisted of aggregate gross unrealized appreciation for all securities of $9,585,470 and aggregate gross unrealized depreciation for all securities of $89,931.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH PORTFOLIOS
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

                                                         SIRACH
                                                        SPECIAL        SIRACH
                                                         EQUITY        GROWTH
                                                       PORTFOLIO     PORTFOLIO
                                                      ------------  ------------
 ASSETS
 Investments and Repurchase Agreements at Cost......  $241,980,158  $129,165,547
                                                      ============  ============
 Investments, at Value..............................  $313,399,685  $164,891,355
 Cash...............................................       138,178           858
 Receivable for Investments Sold....................     6,900,959        92,632
 Dividends Receivable...............................        40,787        63,986
 Receivable for Portfolio Shares Sold...............       994,334        72,875
 Interest Receivable................................         4,214         2,241
 Other Assets.......................................        15,497         1,224
                                                      ------------  ------------
  Total Assets......................................   321,493,654   165,125,171
                                                      ------------  ------------
 LIABILITIES
 Payable for Investments Purchased..................     9,092,010     1,956,636
 Payable for Portfolio Shares Redeemed..............     2,130,941       471,882
 Payable for Investment Advisory Fees--Note B.......       174,455        86,982
 Payable for Administrative Fees--Note C............        39,765        16,987
 Payable for Custodian Fees--Note D.................        45,181        15,147
 Payable for Distribution Fees--Note E..............           534         6,579
 Payable for Account Service Fees--Note F...........         3,375         6,662
 Payable for Directors' Fees--Note G................         1,141           733
 Other Liabilities..................................        22,066         1,706
                                                      ------------  ------------
  Total Liabilities.................................    11,509,468     2,563,314
                                                      ------------  ------------
 NET ASSETS.........................................  $309,984,186  $162,561,857
                                                      ============  ============
 NET ASSETS CONSIST OF:
 Paid in Capital....................................  $200,137,845  $114,130,766
 Undistributed Net Investment Income (Loss).........      (958,683)      126,862
 Accumulated Net Realized Gain......................    39,385,497    12,578,421
 Unrealized Appreciation/Depreciation...............    71,419,527    35,725,808
                                                      ------------  ------------
 NET ASSETS.........................................  $309,984,186  $162,561,857
                                                      ============  ============
 INSTITUTIONAL CLASS SHARES
 NET ASSETS.........................................  $307,453,008  $132,254,050
  Shares Issued and Outstanding ($0.001 par
   value)+..........................................    22,263,733     9,051,341
 Net Asset Value, Offering, and Redemption Price Per
   Share............................................        $13.81        $14.61
                                                            ======        ======
 INSTITUTIONAL SERVICE CLASS SHARES
 NET ASSETS.........................................  $  2,531,178  $ 30,307,807
  Shares Issued and Outstanding ($0.001 par value)
   (Authorized 10,000,000)..........................       184,283     2,076,571
 Net Asset Value, Offering, and Redemption Price Per
   Share............................................        $13.74        $14.60
                                                            ======        ======

+ Authorized Institutional Class Shares

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH PORTFOLIOS
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                                              SIRACH
                                             STRATEGIC    SIRACH      SIRACH
                                             BALANCED      BOND       EQUITY
                                             PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ----------- ----------- -----------
ASSETS
Investments and Repurchase Agreements at
 Cost...................................... $73,026,509 $54,353,944 $30,484,375
                                            =========== =========== ===========
Investments, at Value...................... $85,698,018 $54,513,454 $39,979,914
Cash.......................................         826         --          281
Receivable for Investments Sold............      28,748     510,001      25,554
Dividends Receivable.......................      18,808         --       15,061
Receivable for Portfolio Shares Sold.......       8,651      49,522      40,908
Interest Receivable........................     406,133     795,973         194
Other Assets...............................         498      24,945       7,187
                                            ----------- ----------- -----------
 Total Assets..............................  86,161,682  55,893,895  40,069,099
                                            ----------- ----------- -----------
LIABILITIES
Payable for Investments Purchased..........     504,905     571,263     406,854
Payable for Portfolio Shares Redeemed......   4,228,065      78,156     417,973
Payable for Investment Advisory Fees--Note
 B.........................................      45,207       2,153      14,129
Payable for Administrative Fees--Note C....      13,482       6,607       7,307
Payable for Custodian Fees--Note D.........      22,808       4,911       7,906
Payable for Distribution Fees--Note E......          77         175         --
Payable for Account Service Fees--Note F...       2,841         --          --
Payable for Directors' Fees--Note G........         679       1,419         490
Other Liabilities..........................       5,790         --          --
                                            ----------- ----------- -----------
 Total Liabilities.........................   4,823,854     664,684     854,659
                                            ----------- ----------- -----------
NET ASSETS................................. $81,337,828 $55,229,211 $39,214,440
                                            =========== =========== ===========
NET ASSETS CONSIST OF:
Paid in Capital............................ $64,339,676 $54,325,424 $29,331,553
Undistributed Net Investment Income
 (Loss)....................................     264,915     341,381     (23,358)
Accumulated Net Realized Gain..............   4,061,728     402,896     410,706
Unrealized Appreciation/Depreciation.......  12,671,509     159,510   9,495,539
                                            ----------- ----------- -----------
NET ASSETS................................. $81,337,828 $55,229,211 $39,214,440
                                            =========== =========== ===========
INSTITUTIONAL CLASS SHARES
NET ASSETS................................. $80,920,611 $54,285,305 $39,214,440
 Shares Issued and Outstanding ($0.001 par
  value)+..................................   6,833,441   5,316,444   2,381,726
Net Asset Value, Offering, and Redemption
 Price Per Share...........................      $11.84      $10.21      $16.46
                                                 ======      ======      ======
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS................................. $   417,217 $   943,906         --
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 10,000,000)...........      35,267      92,481         --
Net Asset Value, Offering, and Redemption
  Price Per Share..........................      $11.83      $10.21         --
                                                 ======      ======      ======

+ Authorized 25,000,000

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  SIRACH PORTFOLIOS
                                           FOR THE SIX MONTHS ENDED APRIL 30,
                                           1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENTS OF OPERATIONS

                               SIRACH                    SIRACH
                               SPECIAL      SIRACH     STRATEGIC     SIRACH      SIRACH
                               EQUITY       GROWTH      BALANCED      BOND       EQUITY
                              PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                             -----------  -----------  ----------  ----------  ----------
 INVESTMENT INCOME
 Dividends.................  $   180,545  $   428,323  $  138,080  $      --   $  109,250
 Interest..................      260,649      593,283   1,351,387   1,458,031      31,030
                             -----------  -----------  ----------  ----------  ----------
  TOTAL INCOME.............      441,194    1,021,606   1,489,467   1,458,031     140,280
                             -----------  -----------  ----------  ----------  ----------
 EXPENSES
 Investment Advisory Fees -
   Note B..................    1,072,765      524,391     278,130      79,728     109,894
 Administrative Fees - Note
  C........................      210,941      108,597      79,502      35,279      43,208
 Custodian Fees - Note D...       27,870       12,447       8,674       5,603       4,923
 Distribution Fees - Note
  E........................        2,686       34,807         467         817         --
 Account Services Fee -
   Note F..................       14,815       36,522      15,119       2,170       1,522
 Directors' Fees - Note G..        3,202        2,073       1,667       2,173       1,402
 Audit Fees................       13,860        8,291       9,618       8,337       6,174
 Legal Fees................        8,945        3,726       2,000       3,775         717
 Printing Fees.............        7,147        6,566       8,088       3,935       3,581
 Registration and Filing
  Fees.....................       18,066       12,955       9,654      35,534      10,172
 Shareholder Servicing
  Fees.....................          --           --          --       10,796      11,115
 Other Expenses............       19,763        9,857       5,691       1,993       1,634
 Account Services Fees
  Waived - Note F..........          --           --          --       (2,170)     (1,522)
 Investment Advisory Fees
  Waived -  Note B.........          --           --          --      (72,619)    (40,423)
                             -----------  -----------  ----------  ----------  ----------
  Net Expenses Before
   Expense Offset..........    1,400,060      760,232     418,610     115,351     152,397
                             -----------  -----------  ----------  ----------  ----------
 Expense Offset - Note A...         (183)      (3,065)     (1,215)       (692)       (323)
                             -----------  -----------  ----------  ----------  ----------
  Net Expenses After
   Expense Offset..........    1,399,877      757,167     417,395     114,659     152,074
                             -----------  -----------  ----------  ----------  ----------
 NET INVESTMENT INCOME
  (LOSS)...................     (958,683)     264,439   1,072,072   1,343,372     (11,794)
                             -----------  -----------  ----------  ----------  ----------
 NET REALIZED GAIN ON
  INVESTMENTS..............   40,033,184   12,665,845   4,095,268     402,896     459,920
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON INVESTMENTS...........    7,041,847   14,063,432   4,586,028     159,510   6,188,953
                             -----------  -----------  ----------  ----------  ----------
 NET GAIN ON INVESTMENTS...   47,075,031   26,729,277   8,681,296     562,406   6,648,873
                             -----------  -----------  ----------  ----------  ----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS...............  $46,116,348  $26,993,716  $9,753,368  $1,905,778  $6,637,079
                             ===========  ===========  ==========  ==========  ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     YEAR ENDED
                                                       1998        OCTOBER 31,
                                                    (UNAUDITED)       1997
                                                   -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income (Loss)...................  $    (958,683) $  (2,126,807)
  Net Realized Gain..............................     40,033,184     59,936,569
  Net Change in Unrealized
   Appreciation/Depreciation.....................      7,041,847    (22,635,983)
                                                   -------------  -------------
  Net Increase in Net Assets Resulting from
   Operations....................................     46,116,348     35,173,779
                                                   -------------  -------------
 DISTRIBUTIONS:
 Net Realized Gain:
  Institutional Class............................    (59,156,378)   (94,454,824)
  Institutional Service Class....................       (398,575)      (230,305)
                                                   -------------  -------------
  Total Distributions............................    (59,554,953)   (94,685,129)
                                                   -------------  -------------
 CAPITAL SHARE TRANSACTIONS - NOTE K:
 Institutional Class:
  Issued.........................................    181,699,385    518,941,786
  In Lieu of Cash Distributions..................     58,860,916     92,086,326
  Redeemed.......................................   (288,154,597)  (624,309,111)
                                                   -------------  -------------
  Net Decrease from Institutional Class Shares...    (47,594,296)   (13,280,999)
                                                   -------------  -------------
 Institutional Service Class:
  Issued.........................................        472,268      2,413,514
  In Lieu of Cash Distributions..................        398,575        230,305
  Redeemed.......................................       (260,692)    (1,777,851)
                                                   -------------  -------------
  Net Increase from Institutional Service Class
   Shares........................................        610,151        865,968
                                                   -------------  -------------
  Net Decrease from Capital Share Transactions...    (46,984,145)   (12,415,031)
                                                   -------------  -------------
  Total Decrease.................................    (60,422,750)   (71,926,381)
 NET ASSETS:
  Beginning of Period............................    370,406,936    442,333,317
                                                   -------------  -------------
  End of Period (including undistributed net
   investment income (loss) of ($958,683) and $0,
   respectively).................................  $ 309,984,186  $ 370,406,936
                                                   =============  =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     YEAR ENDED
                                                         1998      OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................  $    264,439  $  1,207,031
  Net Realized Gain................................    12,665,845    32,422,800
  Net Change in Unrealized
   Appreciation/Depreciation.......................    14,063,432     6,913,248
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations......................................    26,993,716    40,543,079
                                                     ------------  ------------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................      (260,347)   (1,170,706)
  Institutional Service Class......................       (32,918)     (131,548)
 Net Realized Gain:
  Institutional Class..............................   (27,119,786)  (18,774,806)
  Institutional Service Class......................    (5,143,497)   (2,206,978)
                                                     ------------  ------------
  Total Distributions..............................   (32,556,548)  (22,284,038)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS - NOTE K:
 Institutional Class:
  Issued...........................................    12,848,007    27,280,256
  In Lieu of Cash Distributions....................    24,763,428    19,113,553
  Redeemed.........................................   (32,676,499)  (57,746,105)
                                                     ------------  ------------
  Net Increase (Decrease) from Institutional Class
   Shares..........................................     4,934,936   (11,352,296)
                                                     ------------  ------------
 Institutional Service Class:
  Issued...........................................     5,303,035    13,498,163
  In Lieu of Cash Distributions....................     5,176,415     2,338,526
  Redeemed.........................................    (5,348,035)   (8,103,907)
                                                     ------------  ------------
  Net Increase from Institutional Service Class
   Shares..........................................     5,131,415     7,732,782
                                                     ------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions....................................    10,066,351    (3,619,514)
                                                     ------------  ------------
  Total Increase...................................     4,503,519    14,639,527
 NET ASSETS:
  Beginning of Period..............................   158,058,338   143,418,811
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $126,862 and $155,688,
   respectively)...................................  $162,561,857  $158,058,338
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                        APRIL 30,   YEAR ENDED
                                                          1998      OCTOBER 31,
                                                       (UNAUDITED)     1997
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..............................  $ 1,072,072  $ 2,584,283
  Net Realized Gain..................................    4,095,268   12,346,754
  Net Change in Unrealized
   Appreciation/Depreciation.........................    4,586,028    1,157,105
                                                       -----------  -----------
  Net Increase in Net Assets Resulting from
   Operations........................................    9,753,368   16,088,142
                                                       -----------  -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class................................   (1,121,010)  (2,609,834)
  Institutional Service Class........................       (4,508)      (7,305)
 Net Realized Gain:
  Institutional Class................................  (12,114,555)  (9,238,271)
  Institutional Service Class........................      (42,005)         --
                                                       -----------  -----------
  Total Distributions................................  (13,282,078) (11,855,410)
                                                       -----------  -----------
 CAPITAL SHARE TRANSACTIONS - NOTE K:
 Institutional Class:
  Issued.............................................    5,257,541   16,651,416
  In Lieu of Cash Distributions......................   12,511,759   11,748,811
  Redeemed...........................................  (19,527,724) (29,827,011)
                                                       -----------  -----------
  Net Decrease from Institutional Class Shares.......   (1,758,424)  (1,426,784)
                                                       -----------  -----------
 Institutional Service Class*:
  Issued.............................................      153,853      686,936
  In Lieu of Cash Distributions......................       46,514        7,305
  Redeemed...........................................     (157,592)    (348,012)
                                                       -----------  -----------
  Net Increase from Institutional Service Class
   Shares............................................       42,775      346,229
                                                       -----------  -----------
  Net Decrease from Capital Share Transactions.......   (1,715,649)  (1,080,555)
                                                       -----------  -----------
  Total Increase (Decrease)..........................   (5,244,359)   3,152,177
 NET ASSETS:
  Beginning of Period................................   86,582,187   83,430,010
                                                       -----------  -----------
  End of Period (including undistributed net
   investment income of $264,915 and $318,361,
   respectively).....................................  $81,337,828  $86,582,187
                                                       ===========  ===========

*Initial offering of Institutional Service Class Shares began on March 7, 1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                                   NOVEMBER 3,
                                                                    1997+ TO
                                                                    APRIL 30,
                                                                      1998
                                                                   (UNAUDITED)
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..........................................  $ 1,343,372
  Net Realized Gain..............................................      402,896
  Net Change in Unrealized Appreciation/Depreciation.............      159,510
                                                                   -----------
  Net Increase in Net Assets Resulting from Operations...........    1,905,778
                                                                   -----------
 DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class............................................     (987,056)
  Institutional Service Class....................................      (14,935)
                                                                   -----------
  Total Distributions............................................   (1,001,991)
                                                                   -----------
 CAPITAL SHARE TRANSACTIONS - NOTE K:
 Institutional Class*:
  Issued.........................................................   58,550,944
  In Lieu of Cash Distributions..................................      984,540
  Redeemed.......................................................   (6,143,525)
                                                                   -----------
  Net Increase from Institutional Class Shares...................   53,391,959
                                                                   -----------
 Institutional Service Class**:
  Issued.........................................................      918,530
  In Lieu of Cash Distributions..................................       14,935
                                                                   -----------
  Net Increase from Institutional Service Class Shares...........      933,465
                                                                   -----------
  Net Increase from Capital Share Transactions...................   54,325,424
                                                                   -----------
  Total Increase.................................................   55,229,211
 NET ASSETS:
 Beginning of Period.............................................          --
                                                                   -----------
 End of Period (including undistributed net investment income of
   $341,381).....................................................  $55,229,211
                                                                   ===========

 + Commencement of Operations
 * Initial offering of Institutional Class Shares began on November 3, 1997. ** Initial offering of Institutional Service Class Shares began on November 7,
   1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                        APRIL 30,   YEAR ENDED
                                                          1998      OCTOBER 31,
                                                       (UNAUDITED)     1997
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income (Loss).......................  $   (11,794) $    46,023
  Net Realized Gain..................................      459,920      802,110
  Net Change in Unrealized
   Appreciation/Depreciation.........................    6,188,953    3,216,213
                                                       -----------  -----------
  Net Increase in Net Assets Resulting from
   Operations........................................    6,637,079    4,064,346
                                                       -----------  -----------
 DISTRIBUTIONS:
  Net Investment Income..............................      (22,510)     (24,915)
  Net Realized Gain..................................     (850,895)     (37,985)
                                                       -----------  -----------
  Total Distributions................................     (873,405)     (62,900)
                                                       -----------  -----------
 CAPITAL SHARE TRANSACTIONS - NOTE K:
  Issued.............................................   10,226,751   20,525,559
  In Lieu of Cash Distributions......................      873,405       62,900
  Redeemed...........................................   (3,818,746)  (4,830,582)
                                                       -----------  -----------
  Net Increase from Capital Share Transactions.......    7,281,410   15,757,877
                                                       -----------  -----------
  Total Increase.....................................   13,045,084   19,759,323
 NET ASSETS:
 Beginning of Period.................................   26,169,356    6,410,033
                                                       -----------  -----------
 End of Period (including undistributed net
  investment income (loss) of ($23,358) and $10,946,
  respectively)......................................  $39,214,440  $26,169,356
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           INSTITUTIONAL CLASS
                         --------------------------------------------------------------
                         SIX MONTHS
                            ENDED
                          APRIL 30,              YEARS ENDED OCTOBER 31,
                            1998       ------------------------------------------------
                         (UNAUDITED)     1997      1996      1995      1994      1993
                         -----------   --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  14.95     $  17.98  $  18.80  $  16.10  $  19.10  $  15.03
                          --------     --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................     (0.04)       (0.09)    (0.06)     0.11      0.04     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................      1.76         0.98      3.51      3.65     (0.90)     4.68
                          --------     --------  --------  --------  --------  --------
 Total From Investment
  Operations............      1.72         0.89      3.45      3.76     (0.86)     4.67
                          --------     --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net Investment Income..       --           --      (0.03)    (0.11)    (0.02)    (0.01)
 Net Realized Gain......     (2.86)       (3.92)    (4.24)    (0.95)    (2.12)    (0.59)
                          --------     --------  --------  --------  --------  --------
 Total Distributions....     (2.86)       (3.92)    (4.27)    (1.06)    (2.14)    (0.60)
                          --------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $  13.81     $  14.95  $  17.98  $  18.80  $  16.10  $  19.10
                          ========     ========  ========  ========  ========  ========
TOTAL RETURN............     16.35%**      8.11%    23.62%    25.31%   (4.68)%    31.81 %
                          ========     ========  ========  ========  ========  ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....  $307,453     $368,430  $441,326  $498,026  $513,468  $528,078
Ratio of Expenses to
 Average Net Assets.....      0.91%*       0.89%     0.87%     0.85%     0.88%     0.89 %
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....     (0.62)%*    (0.53)%   (0.29)%     0.64%     0.27%    (0.03)%
Portfolio Turnover
 Rate...................        55%         114%      129%      137%      107%      102 %
Average Commission
 Rate#..................  $ 0.0559     $ 0.0571  $ 0.0590       N/A       N/A       N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      0.91%*       0.89%     0.87%     0.85%      N/A       N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            INSTITUTIONAL SERVICE CLASS
                                        -------------------------------------
                                        SIX MONTHS
                                           ENDED         YEAR      MARCH 22,
                                         APRIL 30,       ENDED     1996+ TO
                                           1998       OCTOBER 31, OCTOBER 31,
                                        (UNAUDITED)      1997        1996
                                        -----------   ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD..    $ 14.91       $ 17.97     $ 16.54
                                          -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........      (0.05)        (0.11)      (0.01)
 Net Realized and Unrealized Gain.....       1.74          0.97        1.44
                                          -------       -------     -------
 Total From Investment Operations.....       1.69          0.86        1.43
                                          -------       -------     -------
DISTRIBUTIONS
 Net Investment Income................        --            --          --
 Net Realized Gain....................      (2.86)        (3.92)        --
                                          -------       -------     -------
 Total Distributions..................      (2.86)        (3.92)        --
                                          -------       -------     -------
NET ASSET VALUE, END OF PERIOD........    $ 13.74       $ 14.91     $ 17.97
                                          =======       =======     =======
TOTAL RETURN..........................      16.10 %**      7.91 %      8.65 %**
                                          =======       =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).........................    $ 2,531       $ 1,977     $ 1,007
Ratio of Expenses to Average Net
  Assets..............................       1.16 %*       1.14 %      1.12 %*
Ratio of Net Investment Income (Loss)
  to Average Net Assets...............      (0.87)%*      (0.78)%     (0.64)%*
Portfolio Turnover Rate...............         55 %         114 %       129 %
Average Commission Rate#..............    $0.0559       $0.0571     $0.0590
Ratio of Expenses to Average Net
  Assets Including Expense Offsets....       1.16 %*       1.14 %      1.12 %*

 * Annualized
** Not Annualized
 + Initial offering of Institutional Service Class Shares
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUND                                               SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS
                         -------------------------------------------------------
                         SIX MONTHS
                            ENDED                                    DECEMBER 1,
                          APRIL 30,     YEARS ENDED OCTOBER 31,       1993+ TO
                            1998       ----------------------------  OCTOBER 31,
                         (UNAUDITED)     1997      1996      1995       1994
                         -----------   --------  --------  --------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  15.44     $  14.01  $  11.35  $   9.66    $ 10.00
                          --------     --------  --------  --------    -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..      0.03         0.12      0.12      0.15       0.10
 Net Realized and
  Unrealized Gain
  (Loss)................      2.30         3.55      2.65      1.70      (0.36)
                          --------     --------  --------  --------    -------
 Total From Investment
  Operations............      2.33         3.67      2.77      1.85      (0.26)
                          --------     --------  --------  --------    -------
DISTRIBUTIONS
 Net Investment Income..     (0.03)       (0.13)    (0.11)    (0.16)     (0.08)
 Net Realized Gain......     (3.13)       (2.11)      --        --         --
                          --------     --------  --------  --------    -------
 Total Distributions....     (3.16)       (2.24)    (0.11)    (0.16)     (0.08)
                          --------     --------  --------  --------    -------
NET ASSET VALUE, END OF
 PERIOD.................  $  14.61     $  15.44  $  14.01  $  11.35    $  9.66
                          ========     ========  ========  ========    =======
TOTAL RETURN............     18.26%**     30.86%    24.52%    19.33%     (2.58)%**
                          ========     ========  ========  ========    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of
 Period (Thousands).....  $132,254     $132,530  $128,982  $114,787    $80,944
Ratio of Expenses to
 Average Net Assets.....      0.90%*       0.90%     0.87%     0.86%      0.92%*
Ratio of Net Investment
 Income to Average Net
 Assets.................      0.37%*       0.84%     0.97%     1.48%      1.13%*
Portfolio Turnover
 Rate...................        56%         138%      151%      119%       141%
Average Commission
 Rate#..................  $ 0.0592     $ 0.0600  $ 0.0600       N/A        N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      0.90%*       0.90%     0.86%     0.84%       N/A

 * Annualized
** Not Annualized
 + Commencement of Operations
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             INSTITUTIONAL SERVICE CLASS
                                         ------------------------------------
                                         SIX MONTHS
                                            ENDED        YEAR      MARCH 22,
                                          APRIL 30,      ENDED     1996++ TO
                                            1998      OCTOBER 31, OCTOBER 31,
                                         (UNAUDITED)     1997        1996
                                         -----------  ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD....   $ 15.43      $ 14.00     $ 12.80
                                           -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................      0.01         0.07        0.07
 Net Realized and Unrealized Gain.......      2.31         3.56        1.19
                                           -------      -------     -------
 Total From Investment Operations.......      2.32         3.63        1.26
                                           -------      -------     -------
DISTRIBUTIONS
 Net Investment Income..................     (0.02)       (0.09)      (0.06)
 Net Realized Gain......................     (3.13)       (2.11)        --
                                           -------      -------     -------
 Total Distributions....................     (3.15)       (2.20)      (0.06)
                                           -------      -------     -------
NET ASSET VALUE, END OF PERIOD..........   $ 14.60      $ 15.43     $ 14.00
                                           =======      =======     =======
TOTAL RETURN............................     18.18%**     30.53%       9.87%**
                                           =======      =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...   $30,308      $25,528     $14,437
Ratio of Expenses to Average Net
 Assets.................................      1.15%*       1.15%       1.12%*
Ratio of Net Investment Income to
 Average Net Assets.....................      0.12%*       0.57%       0.72%*
Portfolio Turnover Rate.................        56%         138%        151%
Average Commission Rate#................   $0.0592      $0.0600     $0.0600
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..............      1.15%*       1.15%       1.11%*

 * Annualized
** Not Annualized
++ Initial offering of Institutional Service Class Shares
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INSTITUTIONAL CLASS
                         ---------------------------------------------------
                         SIX MONTHS
                            ENDED                                DECEMBER 1,
                          APRIL 30,   YEARS ENDED OCTOBER 31,     1993+ TO
                            1998      -------------------------  OCTOBER 31,
                         (UNAUDITED)   1997     1996     1995       1994
                         -----------  -------  -------  -------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 12.44    $ 11.99  $ 10.75  $  9.35    $ 10.00
                           -------    -------  -------  -------    -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..      0.15       0.37     0.36     0.36       0.27
 Net Realized and
  Unrealized Gain
  (Loss)................      1.16       1.81     1.24     1.39      (0.69)
                           -------    -------  -------  -------    -------
 Total From Investment
  Operations............      1.31       2.18     1.60     1.75      (0.42)
                           -------    -------  -------  -------    -------
DISTRIBUTIONS
 Net Investment Income..     (0.16)     (0.37)   (0.36)   (0.35)     (0.23)
 Net Realized Gain......     (1.75)     (1.36)     --       --         --
                           -------    -------  -------  -------    -------
 Total Distributions....     (1.91)     (1.73)   (0.36)   (0.35)     (0.23)
                           -------    -------  -------  -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.84    $ 12.44  $ 11.99  $ 10.75    $  9.35
                           =======    =======  =======  =======    =======
TOTAL RETURN............     10.62%**   20.78%   15.13%   19.10%     (4.19)%**
                           =======    =======  =======  =======    =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....   $80,921    $86,204  $83,430  $95,834    $99,564
Ratio of Expenses to
 Average Net Assets.....      0.98%*     0.97%    0.93%    0.87%      0.90 %*
Ratio of Net Investment
 Income to Average Net
 Assets.................      2.50%*     3.06%    3.04%    3.49%      3.05 %*
Portfolio Turnover
 Rate...................        40%       128%     172%     158%       158 %
Average Commission
 Rate#..................   $0.0597    $0.0598  $0.0600      N/A        N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................      0.97%*     0.97%    0.92%    0.86%       N/A

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial offering of Institutional Service Class Shares
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          INSTITUTIONAL
                                                          SERVICE CLASS
                                                     ------------------------
                                                     SIX MONTHS
                                                        ENDED      MARCH 7,
                                                      APRIL 30,    1997++ TO
                                                        1998      OCTOBER 31,
                                                     (UNAUDITED)     1997
                                                     -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 12.44      $ 11.26
                                                       -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............................      0.15         0.19
 Net Realized and Unrealized Gain...................      1.15         1.21
                                                       -------      -------
 Total From Investment Operations...................      1.30         1.40
                                                       -------      -------
DISTRIBUTIONS
 Net Investment Income..............................     (0.16)       (0.22)
 Net Realized Gain..................................     (1.75)         --
                                                       -------      -------
 Total Distributions................................     (1.91)       (0.22)
                                                       -------      -------
NET ASSET VALUE, END OF PERIOD......................   $ 11.83      $ 12.44
                                                       =======      =======
TOTAL RETURN........................................     11.95%**     12.57%**
                                                       =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...............   $   417      $   378
Ratio of Expenses to Average Net Assets.............      1.23%*       1.22%*
Ratio of Net Investment Income to Average Net
  Assets............................................      2.24%*       2.71%*
Portfolio Turnover Rate.............................        40%         128%
Average Commission Rate#............................   $0.0597      $0.0598
Ratio of Expenses to Average Net Assets Including
  Expense Offsets...................................      1.22%*       1.22%*

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial offering of Institutional Service Class Shares
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   INSTITUTIONAL
                                               INSTITUTIONAL CLASS SERVICE CLASS
                                               ------------------- -------------
                                                   NOVEMBER 3,      NOVEMBER 7,
                                                    1997+ TO         1997++ TO
                                                    APRIL 30,        APRIL 30,
                                                      1998             1998
                                                   (UNAUDITED)      (UNAUDITED)
                                               ------------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........        $ 10.00          $10.00
                                                     -------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................           0.28            0.25
 Net Realized and Unrealized Gain ...........           0.15            0.17
                                                     -------          ------
 Total From Investment Operations............           0.43            0.42
                                                     -------          ------
DISTRIBUTIONS
 Net Investment Income.......................          (0.22)          (0.21)
                                                     -------          ------
 Total Distributions.........................          (0.22)          (0.21)
                                                     -------          ------
NET ASSET VALUE, END OF PERIOD...............        $ 10.21          $10.21
                                                     =======          ======
TOTAL RETURN+++..............................           4.32 %**        4.23 %**
                                                     =======          ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........        $54,285          $  944
Ratio of Expenses to Average Net Assets......           0.50 %*         0.75 %*
Ratio of Net Investment Income to Average Net
 Assets......................................           5.90 %*         5.64 %*
Portfolio Turnover Rate......................            137 %           137 %
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by the Adviser to Average Net
 Assets......................................           0.33 %          0.33 %
Ratio of Expenses to Average Net Assets
 Including Expense Offsets...................           0.50 %*         0.75 %*

  * Annualized
 ** Not Annualized
  + Commencement of Operations
 ++ Initial Offering of Institutional Service Class Shares
+++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        SIX MONTHS
                                           ENDED
                                         APRIL 30,    YEAR ENDED  JULY 1, 1996+
                                           1998       OCTOBER 31, TO OCTOBER 31,
                                        (UNAUDITED)      1997          1996
                                        -----------   ----------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..    $ 13.98       $ 10.97      $ 10.00
                                          -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........      (0.01)         0.03         0.01
 Net Realized and Unrealized Gain.....       2.88          3.06         0.97
                                          -------       -------      -------
 Total From Investment Operations.....       2.87          3.09         0.98
                                          -------       -------      -------
DISTRIBUTIONS
 Net Investment Income................      (0.01)        (0.02)       (0.01)
 Net Realized Gain....................      (0.38)        (0.06)         --
                                          -------       -------      -------
 Total Distributions..................      (0.39)        (0.08)       (0.01)
                                          -------       -------      -------
NET ASSET VALUE, END OF PERIOD........    $ 16.46       $ 13.98      $ 10.97
                                          =======       =======      =======
TOTAL RETURN++........................      21.02 %**     28.34%        9.80%**
                                          =======       =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..........................    $39,214       $26,169      $ 6,410
Ratio of Expenses to Average Net
 Assets...............................       0.90 %*       0.90%        1.03%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets................      (0.07)%*       0.30%        0.39%*
Portfolio Turnover Rate...............         24 %          89%          34%
Average Commission Rate...............    $0.0599       $0.0599      $0.0600
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by the Adviser to
 Average Net Assets...................       0.25 %*       0.53%        4.15%
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.....       0.90 %*       0.90%        0.90%*

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total Return would have been lower had certain fees not been waived and ex-penses assumed by the Advisor during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio, and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of April 30, 1998, the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, and the Sirach Bond Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

    SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by invest-ing in small to medium capitalized companies with particularly attractive financial characteristics.

    SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

    SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

    SIRACH BOND PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

    SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by each of the Portfolios in the prepara-tion of its financial statements. Generally accepted accounting principles may require

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean between bid and ask prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and net operating losses.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of average daily net assets for the month as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Bond...................................................................... 0.35%
Equity.................................................................... 0.65%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond, and the Sirach Equity Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50%, and 0.90% of average daily net assets, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee, payable monthly of 0.04%, 0.04%, 0.06%, 0.04%, and 0.04% of average daily net assets for the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio, and Sirach Equity Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC as sub-Administrator:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
   SIRACH PORTFOLIOS                                          FEES       CGFSC
   -----------------                                     -------------- --------
   Special Equity.......................................    $210,941    $149,640
   Growth...............................................     108,597      76,340
   Strategic Balanced...................................      79,502      53,828
   Bond.................................................      35,279      26,168
   Equity...............................................      43,208      36,446

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' assets held in accordance with the custodian agreement.

  E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. ("The Distibutor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, and the Sirach Bond Portfolio have adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the Sirach Bond, and the Sirach Equity Portfolio's total annual operating expenses, after the effect of expense offset offset arrangements, from exceeding 0.50%, and 0.90% of average daily net assets, respectively.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, the Portfolio made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

  SIRACH PORTFOLIOS                                     PURCHASES      SALES
  -----------------                                    ------------ ------------
  Special Equity...................................... $166,196,590 $282,892,680
  Growth..............................................   79,246,320   99,489,098
  Strategic Balanced..................................   28,168,062   41,044,795
  Bond................................................   65,318,485   26,166,894
  Equity..............................................   14,226,025    8,088,206

  Purchases and sales of long-term U.S. Government securities were $3,804,265 and $1,305,505 respectively, for Sirach Strategic Balanced Portfolio and $45,762,005 and $31,595,858, respectively, for Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, except the Sirach Bond Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------


  J. OTHER: At April 30, 1998 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
  SIRACH PORTFOLIOS                                       SHAREHOLDERS OWNERSHIP
  -----------------                                       ------------ ---------
  Special Equity-Institutional Class.....................       1          10%
  Special Equity-Institutional Service Class.............       2          99
  Growth-Institutional Class.............................       4          43
  Growth-Institutional Service Class.....................       4          74
  Strategic Balanced-Institutional Class.................       2          21
  Strategic Balanced-Institutional Service Class.........       1         100
  Bond-Institutional Class...............................       2          53
  Bond-Institutional Service Class.......................       1         100
  Equity.................................................       5          71

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------


  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfo-lios, by class, were as follows:

                           INSTITUTIONAL CLASS SHARES    INSTITUTIONAL SERVICE CLASS SHARES
                          -----------------------------  ----------------------------------------
                          SIX MONTHS ENDED                 SIX MONTHS ENDED
                              APRIL 30,     YEAR ENDED        APRIL 30,          YEAR ENDED
                                1998        OCTOBER 31,          1998            OCTOBER 31,
                             (UNAUDITED)       1997          (UNAUDITED)            1997
                          ----------------- -----------  --------------------   -----------------
SIRACH SPECIAL EQUITY
 PORTFOLIO:
Shares Issued...........      13,834,445     38,540,490                 35,721             180,282
In Lieu of Cash
 Distributions..........       5,350,992      7,051,021                 36,400              17,661
Shares Redeemed.........     (21,557,633)   (45,506,302)               (20,456)           (121,360)
                             -----------    -----------       ----------------   -----------------
Net Increase (Decrease)
 from Capital Share
 Transactions...........      (2,372,196)        85,209                 51,665              76,583
                             ===========    ===========       ================   =================
SIRACH GROWTH PORTFOLIO:
Shares Issued...........         917,719      2,011,431                395,176           1,003,962
In Lieu of Cash
 Distributions..........       1,960,683      1,589,675                409,851             194,309
Shares Redeemed.........      (2,409,566)    (4,223,292)              (382,543)           (575,122)
                             -----------    -----------       ----------------   -----------------
Net Increase (Decrease)
 from Capital Share
 Transactions...........         468,836       (622,186)               422,484             623,149
                             ===========    ===========       ================   =================
SIRACH STRATEGIC
 BALANCED PORTFOLIO:
Shares Issued...........         455,609      1,431,717                 13,455              60,218
In Lieu of Cash
 Distributions..........       1,155,122      1,093,136                  4,290                 634
Shares Redeemed.........      (1,705,948)    (2,556,375)               (12,845)            (30,485)
                             -----------    -----------       ----------------   -----------------
Net Increase (Decrease)
 from Capital Share
 Transactions...........         (95,217)       (31,522)                 4,900              30,367
                             ===========    ===========       ================   =================
SIRACH EQUITY PORTFOLIO:
Shares Issued...........         698,788      1,654,446                    --                  --
In Lieu of Cash
 Distributions..........          62,790          5,312                    --                  --
Shares Redeemed.........        (251,107)      (372,849)                   --                  --
                             -----------    -----------       ----------------   -----------------
Net Increase from
 Capital Share
 Transactions...........         510,471      1,286,909                    --                  --
                             ===========    ===========       ================   =================
                          NOVEMBER 3, 1997*               NOVEMBER 7, 1997**
                          TO APRIL 30, 1998               TO APRIL 30, 1998
                             (UNAUDITED)                     (UNAUDITED)
                          -----------------              --------------------
SIRACH BOND PORTFOLIO:
Shares Issued...........       5,817,754            --                  91,008                 --
In Lieu of Cash
 Distributions..........          96,963            --                   1,473                 --
Shares Redeemed.........        (598,273)           --                     --                  --
                             -----------    -----------       ----------------   -----------------
Net Increase from
 Capital Share
 Transactions...........       5,316,444            --                  92,481                 --
                             ===========    ===========       ================   =================

 *  Commencement of Operations
**  Initial Offering of Institutional Service Class Shares

UAM FUNDS                                  THE SIRACH PORTFOLIOS
--------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                           William H. Park
Director, President and Chairman           Vice President

John T. Bennett, Jr.                       Michael E. DeFao
Director                                   Secretary

Nancy J. Dunn                              Karl O. Hartmann
Director                                   Assistant Secretary

Philip D. English                          Gary L. French
Director                                   Treasurer

William A. Humenuk                         Robert R. Flaherty
Director                                   Assistant Treasurer

Charles H. Salisbury, Jr.                  Gordon M. Shone
Director and Executive Vice President      Assistant Treasurer

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------
INVESTMENT ADVISOR
Sirach Capital Management, Inc.
3323 One Union Square
Seattle, WA 98101

ADMINISTRATOR
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


----------------------------------------------
This report has been prepared for
shareholders and may be distributed to others
only if preceded or accompanied by a current
prospectus.
----------------------------------------------

                                                        UAM Funds

                                                        Semi-Annual Report


        ---------------------------
           Sterling Partners'
               Portfolios
        ---------------------------

                               April 30, 1998











                                                     UAM

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   6
  Equity....................................................................  10
  Small Cap Value...........................................................  13
Statement of Assets and Liabilities.........................................  16
Statement of Operations.....................................................  17
Statement of Changes in Net Assets
  Balanced..................................................................  18
  Equity....................................................................  19
  Small Cap Value...........................................................  20
Financial Highlights
  Balanced..................................................................  21
  Equity....................................................................  22
  Small Cap Value...........................................................  23
Notes to the Financial Statements...........................................  24

--------------------------------------------------------------------------------

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


To Our Fellow Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

It would seem to the casual observer that the last six months have offered an entire year's worth of returns and news. Remarkably, the Dow Jones Industrial Average rose 22.9% while the S&P 500 gained 22.4%. Similarly, bonds were strong throughout the period as the 30-Year Treasury yield fell to a two de-cade low at 5.66% in mid-January. Bond yields did eventually pull back ulti-mately posting only a slight gain for the period and ending April at the 5.95% level. Certainly adding fuel to the domestic fire was the continued strength of the US dollar. Economic and political deterioration in Japan helped push our currency to a six year high against the yen. Inflationary pressures were held in check as many commodities continued to experience price deflation. The price of oil hit a multi-year low briefly touching $12 per barrel. Perhaps most startling was the stock market's willingness to push ahead even as the environment for corporate earnings appeared to deteriorate. Several bellwether companies have already indicated that earnings for 1998 will fall short of ex-pectations. IBES reports that earnings estimate cuts for this year have out-numbered upward revisions by a commanding 2-to-1 margin. Reflecting this erod-ing outlook, first quarter S&P 500 earnings slowed to under 4% which is the weakest showing since the recession of 1990-91. Despite all this "bad news," the overwhelming influence of funds flowing into equity mutual funds continues to be most positive. With more than $20 billion new dollars being directed to equity portfolios each month, new stock issuance cannot come close to meeting this incredible demand. With the benefit of hindsight, the mathematics of this lopsided supply/demand equation certainly has provided a foundation for the market's rapid ascent.

                            FIXED INCOME COMMENTARY

A number of nationally renowned economists have promoted the idea that we are experiencing a new paradigm of economic prosperity. While common sense cau-tions against such radical statements, there is near-term evidence suggesting some consideration of their views. Just last year, Federal Reserve Chairman Greenspan expressed his belief that economic activity in excess of 2.5% Gross Domestic Product could not be sustained without inflation. Despite this proc-lamation, the economy experienced its sixth consecutive quarter of growth in excess of Mr. Greenspan's level as the Gross Domestic Product expanded at a rate of 4.2% in the first quarter of this year. During this same period, in-flation has actually slowed and current prices at the producer's level (PPI) are actually declining on a year-over-year basis.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


Low inflation and a strong employment market continue to encourage very high levels of consumer confidence. Low long-term interest rates have stimulated the already strong housing and commercial construction segments of the econo-my. Despite expectations of a slowing in consumption due to an early tax re-fund season, demand at the retail level actually rose during the month of April.

Recent comments from the Federal Reserve have expressed concern about a domes-tic economy that is growing too fast. Clearly, the current unexpected favora-ble inflation environment is allowing the Fed more time to see if the pace of economic activity will slow. The consensus view is still looking for a slow-down in the second half of the year when it is expected domestic companies will feel the impact of a very weak Asian economy.

Despite the volatility of the financial markets, our disciplines still tell us we need to stay invested. While the domestic economy is growing much faster than the Fed would like, the international environment is very tenuous. Our fixed income portfolios continue to be invested slightly longer than their comparable maturity benchmarks. While we have taken advantage of the recent volatility to be a little more active in our institutional accounts, we con-tinue to emphasize high quality, short and intermediate-term securities. While we are cognizant of the possibility of a Fed tightening of credit if the econ-omy does not slow during the course of this year, the combination of a budget surplus, very favorable inflation data and an unstable overseas economy tells us not to be short this bond market.

                               EQUITY COMMENTARY

GROWTH VERSUS PROFITABILITY
One of the great advantages a focus on cash flow affords an investor is a purer understanding of the economic benefits of expansion. Sole reliance on reported earnings often captures only the upside of corporate growth. However, whether organic or external, growth comes with an associated cost that can offset the perceived value created by accelerating earnings. These costs can take the form of tangible cash outflows--heightened capital expenditures, working capital burdens, or higher funding costs. Additionally, risk factors such as management breadth, cultural cohesion, and systems integration (par-ticularly acute as we approach the new millennium) combine to further raise the cost of expansion. Stock market history is littered with examples of com-panies whose fortunes seemed to have turned overnight as they went from rapid growth to disaster. Certainly, a classic example is W.T. Grant Company, which was a retail giant in the early 1970s. Although earnings growth was impres-sive, cash flow was nonexistent due to receivables and inventory demands. These working capital demands eventually

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

forced the closing of one of the great retail growth stories. More recently, we have witnessed the rather sudden demise of several acquisition minded phy-sician practice management companies, most noticeably, MedPartners (MDM), whose revenue growth over the last three years has been explosive. Unfortu-nately, upon examination of the company's statement of cash flow, the demands of acquisition driven growth have prevented the creation of any free cash flow. Certainly, the collapse of MDM's stock can be at least partially attrib-uted to the failure of the company's business model to produce any true eco-nomic wealth (free cash flow) for its shareholders.

We believe the distribution sector of our economy offers an increasing number of companies whose management teams have adopted a philosophy of profitability over growth. Focused on industries as diverse as electronic equipment to prop-erty and casualty insurance, "middleman" companies have historically been plagued by perpetual pricing wars and the burden of market share gains. These attributes rarely allowed the sustained generation of free cash flow. However, over the last few years, we believe distribution firms such as Anixter (AXE), Owens & Minor (OMI), McKesson (MCK), and Hilb Rogal (HRH) are demonstrating that an appropriate business model can be created based on:
    *Pricing Discipline
    *Maximized Working Capital Efficiency
    *Reduced Capital Expenditures Via Facility Consolidation
    *Deeper Client Penetration Through Value Added Services

Importantly, the objective of these strategies is not to achieve spectacular revenue or earnings growth. Rather, moderate top-line gains are accompanied by double-digit expansion in free cash flow. This excess cash flow is then being used to reduce debt, repurchase shares, or reinvest in the business. As share-holders, we are indebted to the management of these companies for their under-standing of the difference between growth and wealth creation. Perhaps it is not a coincidence that each of these companies claims a high level of inside ownership.

THE IMPORTANCE OF PEOPLE
In this age of rapid technology advancements, corporate focus is often cen-tered on issues of hardware, software, and infrastructure expansion. Within the money management industry, this mindset can often gain even greater momen-tum as quantitative measures are the widely used tools of the trade. At Ster-ling, we have worked hard to insure our "tools" are indeed state-of-the-art and provide us with a competitive advantage. That said, we do not view these structural resources as our greatest assets. Rather, we believe a sustained competitive advantage is gained only

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

when people are truly viewed as a firm's greatest asset. The importance of our people is embedded directly in Sterling's Mission Statement:

    "On behalf of our clients, Sterling Capital Management commits to providing superior investment performance and exceptional service; fostering a work environment built on integrity, communication, re-spect and teamwork; growing profitability in order to attract and re-tain the best people; embracing change as a means of improving the quality of our services."

Consistent with this Mission Statement, we are pleased to announce JAMES F. EASTERLIN has joined Sterling's team as a Senior Vice President and Equity Portfolio Manager. James has an outstanding record as a top-performing equity analyst for the Baltimore-based Legg Mason Value Trust--a five-star rated eq-uity mutual fund according to Morningstar. James has over 20 years experience in business analysis and valuation. He also brings management and operational experience from time spent in the manufacturing sector. James' diverse back-ground gives him broad industry exposure which he will utilize in the areas of initial focus which include utilities, manufacturing, and retail.

                                  PERFORMANCE

The Sterling Partners' Balanced Portfolio posted a six month return ending April 30th of 13.32%. This gain is slightly less than the return of 14.70% registered by the Balanced Index during the same time period.

The Sterling Partners' Equity Portfolio generated a six month return ending April 30th of 19.94%. This return lags slightly the S&P 500 Index of 22.50%, but is similar to those achieved by other active equity managers.

The Sterling Partners' Small Cap Value Portfolio posted a six month return ending April 30th of 15.77%. This gain handsomely exceeded the Russell 2000 Index return of 11.88% and places the Portfolio among the top performing within its investment category.

Thank you for your continued confidence in Sterling Capital Management.

STERLING CAPITAL MANAGEMENT

May 18, 1998

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers and/or expenses assumed by the Adviser, total returns for the Sterling Partners' Equity and the Sterling Partners' Small Cap Value Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------


                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the portfolio's neutral mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.
The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government Agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and non-convertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
Comparisons of performance assume reinvestment of dividends.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                         APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 60.7%

                                                            SHARES     VALUE+
                                                           --------- -----------
 AEROSPACE & DEFENSE - 1.7%
  Lockheed Martin Corp. ..................................    13,200 $ 1,470,150
                                                                     -----------
 BANKS - 3.2%
  Bankers Trust New York Corp. ...........................    12,392   1,600,117
  J.P. Morgan & Co. ......................................     9,445   1,239,656
                                                                     -----------
                                                                       2,839,773
                                                                     -----------
 BASIC RESOURCES - 1.5%
  Rayonier, Inc. .........................................    26,050   1,305,756
                                                                     -----------
 BEVERAGES, FOOD & TOBACCO - 4.7%
  Diageo plc ADR..........................................    32,054   1,540,595
  Nabisco Holdings Corp. .................................    27,150   1,298,109
  Philip Morris Cos., Inc. ...............................    34,700   1,294,744
                                                                     -----------
                                                                       4,133,448
                                                                     -----------
 CONSTRUCTION - 1.9%
  USG Corp. ..............................................    32,700   1,679,962
                                                                     -----------
 CONSUMER NON-DURABLES - 3.2%
  First Brands Corp. .....................................    45,550   1,221,309
  Hasbro, Inc. ...........................................    43,425   1,598,583
                                                                     -----------
                                                                       2,819,892
                                                                     -----------
 ENERGY - 3.8%
  Chevron Corp. ..........................................    12,090     999,692
  Exxon Corp. ............................................     6,868     500,935
  Mobil Corp. ............................................    14,140   1,117,060
  USX-Marathon Group......................................    21,450     768,178
                                                                     -----------
                                                                       3,385,865
                                                                     -----------
 ENTERTAINMENT & LEISURE TIME - 1.5%
  The Walt Disney Co. ....................................    10,750   1,336,359
                                                                     -----------
 FINANCIAL SERVICES - 7.4%
  AFLAC, Inc. ............................................    23,300   1,514,500
  Capital One Financial Corp. ............................    14,250   1,368,891
  H&R Block, Inc. ........................................    35,750   1,608,750
  Nationwide Financial Services, Inc., Class A............    22,300     967,263
  Waddell & Reed Financial, Inc., Class A.................    44,600   1,103,850
                                                                     -----------
                                                                       6,563,254
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                         APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                           --------- -----------
 HEALTH CARE - 7.6%
  Bausch & Lomb, Inc. ....................................    14,775 $   730,439
  Columbia/HCA Healthcare Corp. ..........................    45,300   1,492,069
  *Humana, Inc. ..........................................    37,000     999,000
  McKesson Corp. .........................................    16,500   1,166,344
  Merck & Co., Inc. ......................................     8,450   1,018,225
  *PacifiCare Health Systems, Inc., Class A...............     8,800     618,200
  *PacifiCare Health Systems, Inc., Class B...............     8,800     630,300
                                                                     -----------
                                                                       6,654,577
                                                                     -----------
 HOME FURNISHINGS & APPLIANCES - 2.1%
  Black & Decker Corp. ...................................    35,650   1,840,431
                                                                     -----------
 INDUSTRIAL - 0.9%
  *Airgas, Inc. ..........................................    49,150     761,825
                                                                     -----------
 INSURANCE - 1.4%
  Ohio Casualty Corp. ....................................    25,150   1,216,631
                                                                     -----------
 MANUFACTURING - 4.5%
  Belden, Inc. ...........................................    18,000     745,875
  Snap-on, Inc. ..........................................    35,375   1,496,804
  United Dominion Industries..............................    49,145   1,680,145
                                                                     -----------
                                                                       3,922,824
                                                                     -----------
 OFFICE EQUIPMENT - 1.4%
  Danka Business Systems plc ADR..........................    63,825   1,276,500
                                                                     -----------
 RETAIL - 3.7%
  Cracker Barrel Old Country Store, Inc. .................    17,750     652,312
  Family Dollar Stores, Inc. .............................    26,675     906,950
  *Federated Department Stores, Inc. .....................    10,800     531,225
  McDonald's Corp. .......................................    19,300   1,194,188
                                                                     -----------
                                                                       3,284,675
                                                                     -----------
 SERVICES - 1.8%
  Manpower, Inc. .........................................    36,200   1,595,063
                                                                     -----------
 TECHNOLOGY - 2.1%
  First Data Corp. .......................................    37,000   1,253,375
  Hewlett-Packard Co. ....................................     8,200     617,563
                                                                     -----------
                                                                       1,870,938
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
                         APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                          SHARES     VALUE+
                                                        ---------- -----------
 TEXTILES & APPAREL - 1.7%
  Unifi, Inc. .........................................     38,725 $ 1,483,652
                                                                   -----------
 TRANSPORTATION - 1.4%
  Canadian National Railway............................     18,950   1,232,934
                                                                   -----------
 UTILITIES - 3.2%
  Duke Energy Corp. ...................................     30,850   1,785,444
  Unicom Corp. ........................................     29,525   1,025,994
                                                                   -----------
                                                                     2,811,438
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $39,186,466)..........................  53,485,947
                                                                   -----------

 CORPORATE BONDS AND NOTES - 19.3%
                                                           FACE
                                                          AMOUNT
                                                        ----------
 BANKS - 5.6%
  BankAmerica Corp. 6.65%, 5/1/01...................... $  910,000     924,269
  NationsBank Corp. 5.70%, 2/12/01.....................    640,000     634,989
  Wachovia Corp. 6.625%, 11/15/06......................  3,270,000   3,339,880
                                                                   -----------
                                                                     4,899,138
                                                                   -----------
 FINANCIAL SERVICES - 6.3%
  Associates Corp. of North America 6.00%, 6/15/01.....  1,750,000   1,746,850
  Morgan Stanley, Dean Witter, Discover and Co.
   6.375%, 8/1/02......................................  2,000,000   2,016,360
  Sears Roebuck Acceptance Corp. 6.54%, 5/6/99.........  1,800,000   1,811,250
                                                                   -----------
                                                                     5,574,460
                                                                   -----------
 INDUSTRIAL - 2.7%
  Dell Computer Corp. 6.55%, 4/15/08...................    500,000     499,630
  Ford Motor Corp. 7.25%, 10/1/08......................  1,300,000   1,383,213
  Nike, Inc. 6.375%, 12/1/03...........................    500,000     505,395
                                                                   -----------
                                                                     2,388,238
                                                                   -----------
 TELECOMMUNICATIONS - 1.4%
  Pacific Bell 7.00%, 7/15/04                            1,200,000   1,249,296
                                                                   -----------
 TRANSPORTATION - 1.9%
  Southern Railway Corp. 10.00%, 7/15/00...............  1,535,000   1,659,795
                                                                   -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS' BALANCED PORTFOLIO
                         APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

 CORPORATE BONDS AND NOTES - CONTINUED
                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 UTILITIES - 1.4%
  Georgia Power 6.625%, 4/1/03.......................... $1,250,000 $ 1,256,725
                                                                    -----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $16,755,007)...............  17,027,652
                                                                    -----------

 U.S. GOVERNMENT AND AGENCY SECURITIES - 14.6%
 FEDERAL HOME LOAN MORTGAGE CORP. - 1.7%
  7.00%, 9/1/23 Estimated Average Life 6/03.............  1,458,939   1,480,367
                                                                    -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.2%
  6.50%, 8/15/27........................................  1,923,604   1,912,774
                                                                    -----------
 MORTGAGE PASS-THROUGHS - 0.1%
  Federal Home Loan Mortgage Corporation
  Pool #G50213 6.50%, 11/1/99, Estimated Average Life
   5/99.................................................     45,237      45,492
  Pool #M90315 5.50%, 12/1/98, Estimated Average Life
   12/98................................................     89,191      87,630
                                                                    -----------
                                                                        133,122
                                                                    -----------
 U.S. TREASURY NOTES - 10.6%
  6.125%, 8/15/07.......................................  4,455,000   4,575,419
  6.125%, 11/15/27......................................  4,670,000   4,777,970
                                                                    -----------
                                                                      9,353,389
                                                                    -----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $12,873,815)...  12,879,652
                                                                    -----------

 SHORT-TERM INVESTMENT - 5.3%
 REPURCHASE AGREEMENT - 5.3%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $4,680,698,
   collateralized by $4,080,558 of various U.S. Treasury
   Obligations, 5.50%-14.00% due 05/15/04-11/15/27,
   valued at $4,733,185 (Cost $ 4,680,000)..............  4,680,000   4,680,000
                                                                    -----------
  TOTAL INVESTMENTS - 99.9% (Cost $73,495,288) (a).................  88,073,251
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%........................      86,433
                                                                    -----------
  NET ASSETS - 100%................................................ $88,159,684
                                                                    ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $73,495,288. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $14,577,963. This consisted of aggregate gross unrealized appreciation for all securities of $14,726,357 and aggregate gross unrealized depreciation for all securities of $148,394.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                              APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.8%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 AEROSPACE & DEFENSE - 2.7%
  Lockheed Martin Corp. .................................     14,925 $ 1,662,272
                                                                     -----------
 BANKS - 5.1%
  Bankers Trust New York Corp. ..........................     13,960   1,802,585
  J.P. Morgan & Co. .....................................     10,650   1,397,813
                                                                     -----------
                                                                       3,200,398
                                                                     -----------
 BASIC RESOURCES - 2.4%
  Rayonier, Inc. ........................................     30,150   1,511,269
                                                                     -----------
 BEVERAGES, FOOD & TOBACCO - 7.5%
  Diageo plc ADR.........................................     35,532   1,707,757
  Nabisco Holdings Corp. ................................     31,386   1,500,643
  Philip Morris Cos, Inc. ...............................     39,098   1,458,844
                                                                     -----------
                                                                       4,667,244
                                                                     -----------
 CONSTRUCTION - 3.1%
  USG Corp. .............................................     36,925   1,897,022
                                                                     -----------
 CONSUMER NON-DURABLES - 5.0%
  First Brands Corp. ....................................     50,552   1,355,425
  Hasbro, Inc. ..........................................     47,910   1,763,687
                                                                     -----------
                                                                       3,119,112
                                                                     -----------
 ENERGY - 6.0%
  Chevron Corp. .........................................     13,693   1,132,240
  Exxon Corp. ...........................................      7,050     514,209
  Mobil Corp. ...........................................     15,200   1,200,800
  USX-Marathon Group.....................................     24,300     870,244
                                                                     -----------
                                                                       3,717,493
                                                                     -----------
 ENTERTAINMENT & LEISURE TIME - 2.4%
  The Walt Disney Co. ...................................     12,176   1,513,629
                                                                     -----------
 FINANCIAL SERVICES - 11.7%
  AFLAC, Inc. ...........................................     25,300   1,644,500
  Capital One Financial Corp. ...........................     16,175   1,553,811
  H&R Block, Inc. .......................................     40,450   1,820,250
  Nationwide Financial Services, Inc., Class A...........     24,650   1,069,194
  Waddell & Reed Financial, Inc., Class A................     49,575   1,226,981
                                                                     -----------
                                                                       7,314,736
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
                              APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                          ---------- -----------
 HEALTH CARE - 11.9%
  Bausch & Lomb, Inc. ...................................     16,750 $   828,078
  Columbia/HCA Healthcare Corp. .........................     50,900   1,676,519
  *Humana, Inc. .........................................     41,700   1,125,900
  McKesson Corp. ........................................     17,600   1,244,100
  Merck & Co., Inc. .....................................      9,600   1,156,800
  *PacifiCare Health Systems, Inc., Class A..............      9,950     698,987
  *PacifiCare Health Systems, Inc., Class B..............      9,950     712,669
                                                                     -----------
                                                                       7,443,053
                                                                     -----------
 HOME FURNISHINGS & APPLIANCES - 3.3%
  Black & Decker Corp. ..................................     39,475   2,037,897
                                                                     -----------
 INDUSTRIAL - 1.4%
  *Airgas, Inc. .........................................     55,800     864,900
                                                                     -----------
 INSURANCE - 2.1%
  Ohio Casualty Corp. ...................................     27,025   1,307,334
                                                                     -----------
 MANUFACTURING - 7.0%
  Belden, Inc. ..........................................     20,445     847,190
  Snap-on, Inc. .........................................     38,975   1,649,130
  United Dominion Industries.............................     54,475   1,862,364
                                                                     -----------
                                                                       4,358,684
                                                                     -----------
 OFFICE EQUIPMENT - 2.3%
  Danka Business Systems plc ADR.........................     71,700   1,434,000
                                                                     -----------
 RETAIL - 5.8%
  Cracker Barrel Old Country Store, Inc. ................     19,050     700,087
  Family Dollar Stores, Inc. ............................     30,650   1,042,100
  *Federated Department Stores, Inc. ....................     11,050     543,522
  McDonald's Corp. ......................................     21,900   1,355,063
                                                                     -----------
                                                                       3,640,772
                                                                     -----------
 SERVICES - 2.8%
  Manpower, Inc. ........................................     40,100   1,766,906
                                                                     -----------
 TECHNOLOGY - 3.5%
  Hewlett-Packard Co. ...................................      8,862     667,419
  First Data Corp. ......................................     43,800   1,483,725
                                                                     -----------
                                                                       2,151,144
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   STERLING PARTNERS' EQUITY PORTFOLIO
                              APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
 TEXTILES & APPAREL - 2.6%
  Unifi, Inc. ..........................................     42,843 $ 1,641,422
                                                                    -----------
 TRANSPORTATION - 2.1%
  Canadian National Railway.............................     20,437   1,329,682
                                                                    -----------
 UTILITIES - 5.1%
  Duke Energy Corp. ....................................     34,200   1,979,325
  Unicom Corp. .........................................     34,525   1,199,744
                                                                    -----------
                                                                      3,179,069
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $43,640,691)...........................  59,758,038
                                                                    -----------

 SHORT-TERM INVESTMENT - 4.2%
                                                            FACE
                                                           AMOUNT
                                                         ----------
 REPURCHASE AGREEMENT - 4.2%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98 to be repurchased at $2,597,387,
   collateralized by $2,264,361 of various U.S. Treasury
   Obligations, 5.50%-14.00%, due 05/15/04-11/15/27,
   valued at $2,626,513 (Cost $2,597,000)............... $2,597,000   2,597,000
                                                                    -----------
  TOTAL INVESTMENTS - 100.0% (Cost $46,237,691) (a)................  62,355,038
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%........................      14,527
                                                                    -----------
  NET ASSETS - 100%................................................ $62,369,565
                                                                    ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security
ADR
  American Depositary Receipt
(a)
  The cost for federal income tax purposes was $46,237,691. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $16,117,347. This consisted of aggregate gross unrealized appreciation for all securities of $16,239,842 and aggregate gross unrealized depreciation for all securities of $122,495.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
                                          APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 95.8%

                                                            SHARES     VALUE+
                                                          ---------- -----------
 BANKS - 8.2%
  Empire Federal Bancorp, Inc. ..........................     58,175 $   988,975
  Ocean Financial Corp. .................................     24,800     979,600
  *Provident Financial Holdings, Inc. ...................     44,875   1,054,562
                                                                     -----------
                                                                       3,023,137
                                                                     -----------
 BEVERAGES, FOOD & TOBACCO - 2.6%
  Earthgrains Co. .......................................     20,175     943,181
                                                                     -----------
 BUILDING MATERIALS - 9.5%
  *Cameron Ashley Building Products......................     72,475   1,440,441
  Texas Industries, Inc. ................................     21,000   1,353,187
  Zurn Industries, Inc. .................................     16,575     714,797
                                                                     -----------
                                                                       3,508,425
                                                                     -----------
 CONSTRUCTION - 3.7%
  *Perini Corp. .........................................    137,575   1,367,152
                                                                     -----------
 CONSUMER DURABLES - 1.2%
  *Samsonite Corp. ......................................     15,400     442,750
                                                                     -----------
 ELECTRONICS - 6.0%
  Fluke Corp. ...........................................     37,975   1,205,706
  *Marshall Industries...................................     31,350   1,016,916
                                                                     -----------
                                                                       2,222,622
                                                                     -----------
 ENTERTAINMENT & LEISURE TIME - 3.1%
  Gaylord Entertainment Co. .............................     34,000   1,156,000
                                                                     -----------
 FINANCIAL SERVICES - 7.2%
  Capital Southwest Corp. ...............................      9,275     976,194
  Conning Corp. .........................................     29,980     614,590
  Financial Security Assurance Holdings Ltd. ............     17,350   1,038,831
                                                                     -----------
                                                                       2,629,615
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
                                          APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                           --------- -----------
 HEALTH CARE - 16.7%
  *Acuson Corp. ..........................................    46,200 $   866,250
  Diagnostic Products Corp. ..............................    26,850     760,191
  *Haemonetics Corp. .....................................    48,000     852,000
  *Magellan Health Services, Inc. ........................    37,450   1,039,237
  Owens & Minor, Inc., Holding Company....................    86,800   1,546,125
  *Sun Healthcare Group, Inc. ............................    63,425   1,062,369
                                                                     -----------
                                                                       6,126,172
                                                                     -----------
 INDUSTRIAL - 6.7%
  Gleason Corp. ..........................................    50,200   1,662,875
  *Philip Services Corp. .................................   107,375     812,023
                                                                     -----------
                                                                       2,474,898
                                                                     -----------
 INSURANCE - 5.5%
  Hilb, Rogal & Hamilton Co. .............................    51,400     918,775
  Stewart Information Services Corp. .....................    31,350   1,101,169
                                                                     -----------
                                                                       2,019,944
                                                                     -----------
 METALS - 3.3%
  *Steel of West Virginia, Inc. ..........................   104,250   1,198,875
                                                                     -----------
 MULTI-INDUSTRY - 6.0%
  Clarcor, Inc.  .........................................    58,795   1,319,213
  *Griffon Corp.  ........................................    66,560     890,240
                                                                     -----------
                                                                       2,209,453
                                                                     -----------
 OFFICE EQUIPMENT - 3.4%
  Danka Business Systems plc ADR .........................    62,300   1,246,000
                                                                     -----------
 RETAIL - 3.1%
  CPI Corp. ..............................................    43,770   1,135,284
                                                                     -----------
 SERVICES - 4.3%
  *Bell & Howell Co. .....................................    57,400   1,585,675
                                                                     -----------
 TELECOMMUNICATIONS - 5.3%
  *Anixter International, Inc. ...........................    77,350   1,542,166
  Salient 3 Communications, Inc., Class A.................    37,925     393,472
                                                                     -----------
                                                                       1,935,638
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $30,987,956)............................  35,224,821
                                                                     -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
                                          APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
 SHORT TERM INVESTMENT - 4.6%

                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------
 REPURCHASE AGREEMENT - 4.6%
  Chase Securities, Inc., 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $1,694,253,
   collateralized by $1,477,023 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $1,713,251 (Cost $1,694,000)... $1,694,000 $ 1,694,000
                                                                  -----------
  TOTAL INVESTMENTS - 100.4% (Cost $32,681,956)(a)...............  36,918,821
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.4%)....................    (136,602)
                                                                  -----------
  NET ASSETS - 100%.............................................. $36,782,219
                                                                  ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $32,681,956. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $4,236,865. This consisted of aggregate gross unrealized appreciation for all securities of $4,735,946 and aggregate gross unrealized depreciation for all securities of $499,081.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                      APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES

                                                                    STERLING
                                            STERLING    STERLING    PARTNERS'
                                            PARTNERS'   PARTNERS'   SMALL CAP
                                            BALANCED     EQUITY       VALUE
                                            PORTFOLIO   PORTFOLIO   PORTFOLIO
                                           ----------- ----------- -----------
 ASSETS
 Investments, at Cost....................  $73,495,288 $46,237,691 $32,681,956
                                           =========== =========== ===========
 Investments, at Value...................  $88,073,251 $62,355,038 $36,918,821
 Cash....................................          755         946         836
 Receivable for Investments Sold.........    1,115,349         --      902,133
 Receivable for Portfolio Shares Sold....       11,432      36,459      98,366
 Dividends Receivable....................       53,940      60,761      10,850
 Interest Receivable.....................      567,070         387         252
 Other Assets............................          643         386          91
                                           ----------- ----------- -----------
  Total Assets...........................   89,822,440  62,453,977  37,931,349
                                           ----------- ----------- -----------
 LIABILITIES
 Payable for Investments Purchased.......    1,483,772         --    1,103,473
 Payable for Portfolio Shares Redeemed...      101,144      28,588         --
 Payable for Investment Advisory Fees--
  Note B.................................       52,815      34,719      23,106
 Payable for Administrative Fees--Note
  C......................................       11,022       9,322       6,340
 Payable for Custodian Fees--Note D......        8,088       4,417       6,993
 Payable for Account Services Fees--Note
  F......................................        3,302         --          --
 Payable for Directors' Fees--Note G.....          631         632         574
 Other Liabilities.......................        1,982       6,734       8,644
                                           ----------- ----------- -----------
  Total Liabilities......................    1,662,756      84,412   1,149,130
                                           ----------- ----------- -----------
 NET ASSETS..............................  $88,159,684 $62,369,565 $36,782,219
                                           =========== =========== ===========
 NET ASSETS CONSIST OF:
 Paid in Capital.........................  $69,362,560 $43,006,613 $30,139,796
 Undistributed Net Investment Income
  (Loss).................................      207,389      42,134     (15,600)
 Accumulated Net Realized Gain...........    4,011,772   3,203,471   2,421,158
 Unrealized Appreciation.................   14,577,963  16,117,347   4,236,865
                                           ----------- ----------- -----------
 NET ASSETS..............................  $88,159,684 $62,369,565 $36,782,219
                                           =========== =========== ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value)
  (Authorized 25,000,000)................    6,395,873   3,215,760   2,394,091
 Net Asset Value, Offering and Redemption
  Price Per Share........................       $13.78      $19.39      $15.36
                                                ======      ======      ======


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
                                     FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                     (UNAUDITED)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

                                                                      STERLING
                                             STERLING    STERLING    PARTNERS'
                                             PARTNERS'   PARTNERS'   SMALL CAP
                                             BALANCED     EQUITY       VALUE
                                             PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ----------- -----------  ----------
 INVESTMENT INCOME
 Dividends................................  $   559,856 $   610,853  $  124,041
 Interest.................................      959,503      51,902      45,317
                                            ----------- -----------  ----------
  TOTAL INCOME............................    1,519,359     662,755     169,358
                                            ----------- -----------  ----------
 EXPENSES
 Investment Advisory Fees-Note B..........  $   301,928 $   205,524  $  141,771
 Administrative Fees-Note C...............       65,645      55,549      35,045
 Custodian Fees-Note D....................        4,943       3,137       5,252
 Account Services Fees-Note F.............       16,553      11,345       1,289
 Directors' Fees-Note G...................        1,601       1,469       1,289
 Audit Fees...............................        7,703       6,679       3,350
 Legal Fees...............................        1,926       1,149         383
 Printing Fees............................        8,282       6,098       6,766
 Registration and Filing Fees.............        6,674       6,712      10,587
 Other Expenses...........................       16,677       5,275       5,079
 Account Services Fees Waived-Note F......          --      (11,345)     (1,289)
 Investment Advisory Fees Waived-Note B...          --      (19,617)    (31,428)
                                            ----------- -----------  ----------
  Net Expenses Before Expense Offset......      431,932     271,975     178,094
 Expense Offset-Note A....................          --         (423)       (636)
                                            ----------- -----------  ----------
  Net Expenses After Expense Offset.......      431,932     271,552     177,458
                                            ----------- -----------  ----------
 NET INVESTMENT INCOME (LOSS).............    1,087,427     391,203      (8,100)
                                            ----------- -----------  ----------
 NET REALIZED GAIN ON INVESTMENTS.........    4,051,757   3,240,798   2,426,251
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON
  INVESTMENTS.............................    5,014,159   6,460,818   2,279,995
                                            ----------- -----------  ----------
 NET GAIN ON INVESTMENTS..................    9,065,916   9,701,616   4,706,246
                                            ----------- -----------  ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $10,153,343 $10,092,819  $4,698,146
                                            =========== ===========  ==========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  STERLING PARTNERS' BALANCED PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $  1,087,427  $  1,783,977
  Net Realized Gain...............................      4,051,757     8,948,061
  Net Change in Unrealized
   Appreciation/Depreciation......................      5,014,159     3,917,853
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................     10,153,343    14,649,891
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................     (1,102,770)   (1,727,012)
  Net Realized Gain...............................     (8,946,008)   (4,423,527)
                                                     ------------  ------------
  Total Distributions.............................    (10,048,778)   (6,150,539)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................     11,172,740    27,923,261
  In Lieu of Cash Distributions...................      9,829,393     5,943,855
  Redeemed........................................    (11,230,225)  (22,774,378)
                                                     ------------  ------------
  Net Increase from Capital Share Transactions....      9,771,908    11,092,738
                                                     ------------  ------------
  Total Increase..................................      9,876,473    19,592,090
 Net Assets:
  Beginning of Period.............................     78,283,211    58,691,121
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $207,389 and $222,732,
   respectively)..................................   $ 88,159,684  $ 78,283,211
                                                     ============  ============
 (1) Shares Issued and Redeemed:
  Shares Issued...................................        831,668     2,175,854
  In Lieu of Cash Distributions...................        778,353       483,960
  Shares Redeemed.................................       (843,080)   (1,707,662)
                                                     ------------  ------------
                                                          766,941       952,152
                                                     ============  ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    STERLING PARTNERS' EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1998 OCTOBER 31,
                                                      (UNAUDITED)      1997
                                                     -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................   $   391,203   $   385,182
  Net Realized Gain................................     3,240,798     6,787,489
  Net Change in Unrealized
   Appreciation/Depreciation.......................     6,460,818     4,581,781
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................    10,092,819    11,754,452
                                                      -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income............................      (359,571)     (399,390)
  Net Realized Gain................................    (6,790,276)   (3,300,956)
                                                      -----------   -----------
  Total Distributions..............................    (7,149,847)   (3,700,346)
                                                      -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................     6,025,862    14,372,614
  In Lieu of Cash Distributions....................     6,822,119     3,658,369
  Redeemed.........................................    (3,307,322)   (9,142,001)
                                                      -----------   -----------
  Net Increase from Capital Share Transactions.....     9,540,659     8,888,982
                                                      -----------   -----------
  Total Increase...................................    12,483,631    16,943,088
 Net Assets:
  Beginning of Period..............................    49,885,934    32,942,846
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $42,134 and $10,502,
   respectively)...................................   $62,369,565   $49,885,934
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Shares Issued....................................       328,350       851,392
  In Lieu of Cash Distributions....................       402,891       239,374
  Shares Redeemed..................................      (182,664)     (518,745)
                                                      -----------   -----------
                                                          548,577       572,021
                                                      ===========   ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                                       SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                   SIX MONTHS   JANUARY 2, 1997*
                                                     ENDED             TO
                                                 APRIL 30, 1998   OCTOBER 31,
                                                  (UNAUDITED)         1997
                                                 -------------- ----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income (Loss).................   $    (8,100)    $     5,032
  Net Realized Gain............................     2,426,251         820,414
  Net Change in Unrealized
   Appreciation/Depreciation...................     2,279,995       1,956,870
                                                  -----------     -----------
  Net Increase in Net Assets Resulting from
   Operations..................................     4,698,146       2,782,316
                                                  -----------     -----------
 DISTRIBUTIONS:
  Net Investment Income........................        (7,500)         (5,455)
  Net Realized Gain............................      (825,084)            --
                                                  -----------     -----------
  Total Distributions..........................      (832,584)         (5,455)
                                                  -----------     -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.......................................    14,155,984      17,330,126
  In Lieu of Cash Distributions................       691,507           5,453
  Redeemed.....................................    (1,819,044)       (224,230)
                                                  -----------     -----------
  Net Increase from Capital Share
   Transactions................................    13,028,447      17,111,349
                                                  -----------     -----------
  Total Increase...............................    16,894,009      19,888,210
 Net Assets:
  Beginning of Period..........................    19,888,210             --
                                                  -----------     -----------
  End of Period (including undistributed net
   investment income (loss) of $(15,600) and
   $0, respectively)...........................   $36,782,219     $19,888,210
                                                  ===========     ===========
 (1) Shares Issued and Redeemed:
  Shares Issued................................     1,021,255       1,464,695
  In Lieu of Cash Distributions................        53,152             540
  Shares Redeemed..............................      (129,832)        (15,719)
                                                  -----------     -----------
                                                      944,575       1,449,516
                                                  ===========     ===========

* Commencement of Operations


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS' BALANCED PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 --------------------------------------------
                           (UNAUDITED)    1997      1996     1995     1994     1993
                          -------------- -------   -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 13.91     $ 12.55   $ 11.86  $ 11.13  $ 11.51  $ 10.71
                             -------     -------   -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment Income..        0.18        0.32      0.34     0.46     0.32     0.34
 Net Realized and
  Unrealized Gain
  (Loss)................        1.49        2.32      1.38     1.04    (0.25)    0.94
                             -------     -------   -------  -------  -------  -------
 Total From Investment
  Operations............        1.67        2.64      1.72     1.50     0.07     1.28
                             -------     -------   -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income..       (0.19)      (0.31)    (0.36)   (0.45)   (0.32)   (0.32)
 Net Realized Gain......       (1.61)      (0.97)    (0.67)   (0.32)   (0.13)   (0.16)
                             -------     -------   -------  -------  -------  -------
 Total Distributions....       (1.80)      (1.28)    (1.03)   (0.77)   (0.45)   (0.48)
                             -------     -------   -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 13.78     $ 13.91   $ 12.55  $ 11.86  $ 11.13  $ 11.51
                             =======     =======   =======  =======  =======  =======
TOTAL RETURN............       13.32%**    22.58%    15.52%   14.23%    0.66%   12.23%
                             =======     =======   =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $88,160     $78,283   $58,691  $64,933  $64,673  $47,016
Ratio of Expenses to
 Average Net Assets.....        1.07%*      1.07%     1.03%    0.96%    1.01%    0.99%
Ratio of Net Investment
 Income to Average Net
 Assets.................        2.70%*      2.47%     2.77%    3.96%    3.05%    3.08%
Portfolio Turnover
 Rate...................          33%        133%+      84%     130%      70%      49%
Average Commission
 Rate#..................     $0.0684     $0.0658   $0.0684      N/A      N/A      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.07%*      1.07%     1.02%    0.96%     N/A      N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.
 + The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   STERLING PARTNERS' EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 -------------------------------------------
                           (UNAUDITED)    1997     1996     1995     1994     1993
                          -------------- -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 18.70     $ 15.72  $ 13.69  $ 12.54  $ 12.39  $ 11.01
                             -------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.13        0.15     0.15     0.21     0.16     0.15
 Net Realized and
  Unrealized Gain.......        3.20        4.55     3.01     1.73     0.27     1.53
                             -------     -------  -------  -------  -------  -------
 Total From Investment
  Operations............        3.33        4.70     3.16     1.94     0.43     1.68
                             -------     -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income..       (0.12)      (0.16)   (0.16)   (0.20)   (0.15)   (0.16)
 Net Realized Gain......       (2.52)      (1.56)   (0.97)   (0.59)   (0.13)   (0.14)
                             -------     -------  -------  -------  -------  -------
 Total Distributions....       (2.64)      (1.72)   (1.13)   (0.79)   (0.28)   (0.30)
                             -------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 19.39     $ 18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39
                             =======     =======  =======  =======  =======  =======
TOTAL RETURN+...........       19.94%**    32.46%   24.76%   16.61%    3.50%   15.46%
                             =======     =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $62,370     $49,886  $32,943  $31,969  $23,352  $15,982
Ratio of Expenses to
 Average Net Assets.....        0.99%*      0.99%    0.99%    1.00%    0.99%    0.93%
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.43%*      0.86%    1.01%    1.64%    1.34%    1.30%
Portfolio Turnover
 Rate...................          22%         57%      78%     135%      73%      55%
Average Commission Rate
 #......................     $0.0655     $0.0661  $0.0687      N/A      N/A      N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................        0.11%*      0.16%    0.21%    0.23%    0.32%    0.54%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.99%*      0.99%    0.99%    0.99%     N/A      N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is re-quired to disclose the average commission rate per share it paid for portfo-lio trades on which commissions were charged.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 STERLING PARTNERS'
                                                      SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS
                                                   ENDED      JANUARY 2, 1997***
                                               APRIL 30, 1998         TO
                                                (UNAUDITED)    OCTOBER 31, 1997
                                               -------------- ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $ 13.72          $ 10.00
                                                  -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................         --              0.01
 Net Realized and Unrealized Gain............        2.09             3.72
                                                  -------          -------
 Total From Investment Operations............        2.09             3.73
                                                  -------          -------
DISTRIBUTIONS
 Net Investment Income.......................       (0.01)           (0.01)
 Net Realized Gain...........................       (0.44)             --
                                                  -------          -------
 Total Distributions.........................       (0.45)           (0.01)
                                                  -------          -------
NET ASSET VALUE, END OF PERIOD...............     $ 15.36          $ 13.72
                                                  =======          =======
TOTAL RETURN+................................       15.77%**         37.34%**
                                                  =======          =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........     $36,782          $19,888
Ratio of Expenses to Average Net Assets......        1.25%*           1.25%*
Ratio of Net Investment Income to Average Net
 Assets......................................       (0.06)%*          0.06%*
Portfolio Turnover Rate......................          38%              50%
Average Commission Rate......................     $0.0609          $0.0619
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by the Adviser to Average Net
 Assets......................................        0.23%*           0.85%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets ..................        1.25%*           1.25%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by the Adviser during the period.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfo-lios of UAM Funds, Inc., which are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were comprised of forty-four ac-tive portfolios. The financial statements of the remaining portfolios are pre-sented separately. The objectives of the Portfolios are as follows:
    The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing in a balanced portfolio of common stocks and fixed income securities.
    The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by invest-ing primarily in common stocks.
    The STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO seeks to provide maxi-mum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In ad-dition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the aver-age between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

  amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Di-rectors.
    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income to shareholders quar-terly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the month for the Sterling Partners' Small Cap Value Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are al-located among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of

UAM FUNDS                                         STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

0.06%, 0.06% and 0.04% of average daily net assets for Sterling Partners' Bal-anced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, admin-istration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                       PORTION
                                                        ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                FEES       CGFSC
-----------------------------                           -------------- -------
Balanced...............................................    $65,645     $41,491
Equity.................................................     55,549      39,107
Small Cap Value........................................     35,045      29,375

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services. The Service Provider has voluntarily agreed to waive a portion of its fees, if necessary, in order to keep the Portfolios' total annual operat-ing expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

UAM FUNDS                             STERLING PARTNERS' PORTFOLIOS
-------------------------------------------------------------------------------

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government and Agency securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                           PURCHASES     SALES
-----------------------------                          ----------- -----------
Balanced.............................................. $13,421,380 $15,978,016
Equity................................................  14,115,666  11,566,944
Small Cap Value.......................................  21,689,547  10,403,586

  Purchases and sales of long-term U.S. Government and Agency securities were $12,436,608 and $12,238,069, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government and Agency securities for the Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                            NO. OF        %
STERLING PARTNERS' PORTFOLIOS                            SHAREHOLDERS OWNERSHIP
-----------------------------                            ------------ ---------
Balanced................................................       1          16%
Small Cap Value.........................................       1          15

UAM Funds                                         Sterling Partners'
                                                  Portfolios
--------------------------------------------------------------------------------
Officers and Directors

Norton H. Reamer                                  William H. Park
Director, President and Chairman                  Vice President

John T. Bennett, Jr.                              Michael E. DeFao
Director                                          Secretary

Nancy J. Dunn                                     Karl O. Hartmann
Director                                          Assistant Secretary

Philip D. English                                 Gary L. French
Director                                          Treasurer

William A. Humenuk                                Robert R. Flaherty
Director                                          Assistant Treasurer

Charles H. Salisbury, Jr.                         Gordon M. Shone
Director and Executive Vice President             Assistant Treasurer

Peter M. Whitman, Jr.
Director

--------------------------------------------------------------------------------
Investment Adviser
Sterling Capital Management Company
One First Union Center
301 S. College Street
Suite 3200
Charlotte, NC 28202

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
                                            -----------------------------------
Independent Accountants                     This report has been prepared for
Price Waterhouse LLP                        shareholders and may be distributed
160 Federal Street                          to others only if preceded or
Boston, MA 02110                            accompanied by a current prospectus.
                                            ------------------------------------
Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                                              UAM Funds
                                                              Semi-Annual Report





                              The TS&W Portfolios
                                                April 30, 1998











                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                    THE TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  Equity....................................................................   7
  Fixed Income..............................................................  10
  International Equity......................................................  12
Statement of Assets and Liabilities.........................................  17
Statement of Operations.....................................................  18
Statement of Changes in Net Assets
  Equity....................................................................  19
  Fixed Income..............................................................  20
  International Equity......................................................  21
Financial Highlights
  Equity....................................................................  22
  Fixed Income..............................................................  23
  International Equity......................................................  24
Notes to Financial Statements...............................................  25

--------------------------------------------------------------------------------

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

May 18, 1998

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 1998 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TS&W Equity, Fixed Income and International Equity Portfolios have grown since our last report of January 31, 1998. The Equity Portfolio's net assets on April 30, 1998 were $104,994,944, the Fixed Income Portfolio's net assets were $72,833,034 and the International Equity Portfolio was valued at $131,208,087.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, util-izing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals util-izing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative ap-proach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfo-lios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO
The TS&W Equity Portfolio had total net assets of $104,994,944 on April 30, 1998, with $90,121,133 (85.8% of net assets) invested in common stocks, and the remainder in cash reserves. For the six-month period ending April 30, 1998, the fund returned 16.23% versus the S&P 500 Index return of 22.50%.

We continue to take steps to cushion the Equity Portfolio against a reversal in the stock market's enormous rally. In addition to a stock of "dry powder" in the form of cash reserves, our portfolio displays value characteristics su-perior to those of the overall market. For example, although current fashion places little emphasis on dividends, the TS&W Equity Portfolio continues to enjoy a significant yield premium to the overall stock market. Second quarter additions like NationsBank, Citicorp, Stratus Computer, Toys "R' Us, Raychem, and Nalco Chemical were avail-

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

able at valuation levels significantly below those of their industry peers or the broader market. Although this conservative approach has restrained our re-sults relative to the benchmark S&P 500, we believe that a less aggressive posture is appropriate at this time.

Our analysis of earnings and interest rates leads us to conclude that the stock market has overrun its fundamental support. Corporate profits will likely prove to be the most important determinant of the stock market's course over the balance of the year. A growing list of leading corporations announced that earnings will fall short of Wall Street expectations in early 1998, and we expect other market leaders to fall victim to earnings problems as the year progresses. Our efforts are directed at locating securities in which the po-tential for improving earnings is not widely recognized or where concerns about short-term earnings trends mask significant long-term value.

A pair of fresh economic statistics describes the nearly perfect state of US economic health. Gross Domestic Product (GDP), a broad measure of US economic output, grew at an annual rate of 4.2% (adjusted for inflation) in the first quarter of 1998. This marked the twenty-eighth consecutive quarter of expan-sion for the US economy. Remarkably, the real output of the US economy has grown by nearly 60% over the past fifteen years, interrupted only by the rela-tively mild nine-month recession of late 1990 and early 1991. Inflation, once accepted to be the evil twin of robust economic growth, has remained subdued. A comprehensive measure of prices paid by US purchasers of goods and services expanded by only 1.4% over the year ended March 31, the lowest rate in 34 years. This combination of a strong and durable economic expansion and rela-tively stable prices is "as good as it gets" for investors in US stocks.

Corporate profit growth has been a key contributor to the long market rally since the 1990-1991 recession. However, earnings estimates for S&P 500 compa-nies have been trending downward over the past six months as analysts assess the impact of the Asian economic crisis and incorporate profit warnings from corporate managers. In particular, labor costs are rising more rapidly than the general level of prices. In an environment of unusually low inflation and slowing sales growth, corporate profit margins will be squeezed unless compa-nies can continue to wring productivity gains from workers.

Declining interest rates also play a starring role in the bull market of the 1990s. But the path of interest rates over the past six months does not suffi-ciently explain the stock market's buoyancy. The rate on a ten-year Treasury note declined by about .2% over the past half year, a modest change relative to the stock market advance.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

Psychology and emotion, less tangible but equally powerful forces, are now driving the stock market higher. Investors large and small are increasingly convinced that the prevailing mixture of growth without inflation will persist and that any retreat in the stock market is an opportunity to buy. Failure to maximize one's stock market exposure is judged to carry onerous opportunity cost. According to Ned Davis Research, the percentage of household financial assets invested in stocks is near an all time high. New cash continued to stream into equity mutual funds at a daily rate of almost $790 million during the latest three months. This inflow, more than any other single factor, is responsible for the stock market's recent ascent.

The positive sentiment toward stocks is illustrated by the dramatic increase in the price-to-earnings multiple of the S&P 500. Between December 31, 1997 and March 31, 1998, the price to earnings multiple of the index based on esti-mated 1998 earnings increased from 19.5 to 22.9. The revaluation is most pro-nounced among the 25 largest stocks, which account for one-third of the index's value. These largest companies saw their price to earnings multiple rise from 24.2 at the end of 1997 to 29.7 at the end of March 1998. These lofty prices suggest that investors have chosen to overlook the mediocre earn-ings growth posted in the first quarter. As they have moved higher, we have reduced the Equity Portfolio's exposure to this exclusive group of stocks.

TS&W FIXED INCOME PORTFOLIO
The TS&W Fixed Income Portfolio had total net assets of $72,833,034 on April 30, 1998, and a total return for the six months ended April 30, 1998 of 3.49%. The Portfolio return for the most recent quarter ending April 30, 1998, was 0.52% versus the Lehman Government/Corporate Index, our benchmark index, re-turn of 0.61%.

Domestic economic growth for the first four months of 1998 was surprisingly strong. Most analysts expected the U.S. economy to slow during early 1998. These expectations were based on 1) an eroding U.S. trade balance with Asia 2) slower domestic consumption, and 3) capital investment tapering off. Although U.S. exports have been reduced by the Asian crisis, domestic consumption has not slowed, and business investment has accelerated. The most noteworthy eco-nomic trend of early 1998 has been the continued disinflation, with the core rate dropping to the lowest level in more than thirty years.

Interest rates were essentially unchanged for the first four months of 1998 despite the string of positive readings on inflation. This is best represented by the yield on the ten year Treasury that ended April at 5.7% versus 5.8% at the close of 1997. Similarly, the yield on the thirty-year Treasury bond, a gauge of the market's sensitivity to potential trends in inflation, stood at 6.0% at the end of April versus

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

a year end level of 5.9%. While rates are essentially unchanged from the end of 1997, several 25 to 30 basis point swings occurred during the first four months of 1998. In January, for example, the yield on long term Treasury is-sues dropped below 5.7%.

The TS&W Fixed Income Portfolio began and ended the second fiscal quarter with an effective maturity of 7.9 years, and a duration of 4.9 years - slightly shorter than the benchmark index duration of 5.4 years. The Portfolio was com-posed of 49.8% Treasury issues, 31.7% corporate bonds, 2.0% overnight funds, and 15.2% Agency securities. During the recent quarter the Portfolio experi-enced a net inflow of funds. These new funds were invested in a combination of corporate and Treasury securities.

Our outlook is for interest rates to stay in a narrow trading range for the immediate future. This expectation is based on our view that the economy will continue expanding without inflationary pressures rising significantly. The Federal Government's budget surplus will cap the supply of new Treasuries, re-lieving a source of pressure on interest rates. On the other hand, bond in-vestors will view the current employment picture with uneasiness. While wage pressures have yet to be a significant factor in today's business environment, corporations have to pay more for certain kinds of skilled labor. This ulti-mately could translate into either increased prices for goods or compressed profit margins. If increased prices materialize, the Federal Reserve would raise short-term rates to remove inflationary expectations from business plan-ning.

TS&W INTERNATIONAL EQUITY PORTFOLIO
The TS&W International Equity Portfolio had total net assets of $131,208,087 on April 30, 1998, and a total return for the six months ended April 30, 1998 of 17.90%. The Portfolio returned 16.5% for the most recent quarter ending April 30, 1998. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, rose 10.63% during the quarter.

The quarter was characterized by two major trends: the Japanese equity market shrinking by almost 7%, and the rest of EAFE achieving over 16% gains. The Japanese economy remains sluggish and teetering on the bring of recession. A trumpeted government stimulus package failed to inspire confidence that the economy will be righted soon. The stock market is reacting to declining con-sumer expenditures, unemployment levels at 45 year highs, and weak sales of Japanese products to Asian countries struggling with their own newly weakened currencies.

European markets, in contrast, were rocketing to one of their finest quarterly performances on record. Lower interest rates, ample liquidity, corporate ac-tions both rumored and actual, as well as earnings recoveries, boosted inter-est in equities. The investment themes of corporate restructuring, shareholder value enhancement, and equity culture development are underpinning the rally.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------


In Europe the winning sectors were financials, telecommunications, and elec-tronics. In contrast, pharmaceuticals were the poorest performing sector. Countries containing a relatively high proportion of drug stocks, e.g., the UK and Switzerland, lagged.

Outside Japan, the rest of Asia performed relatively well, rising 8% for the quarter. However, nearly all gains occurred in the early part of the quarter as a "relief rally" after the dreadful falls at the end of 1997. While cur-rency fluctuations have moderated, the long, slow rebuilding task is just be-ginning. Latin America also performed well for the quarter but with less vola-tility. This reflects improving fundamentals and rising confidence. Outside investors are beginning to favorably differentiate Latin investments from those of Asia.

The Portfolio continues a significant underweighting in Japan. Holdings are concentrated in sectors where a weaker yen should be beneficial or where com-panies embody a new mindset of emphasizing profits. The Portfolio will con-tinue to overweight Europe as we expect further benefits from an accommodating monetary policy and the impetus of economic restructuring and de-regulation.

The world economic recovery has further to run, even if U.S. growth slows. The rest of the world is, in widely varying degrees, busily restructuring its in-dustrial base. Europeans are progressing towards implementation of a common currency to reduce transaction costs and to unify business practices. Other ideas to enhance economic performance are being examined and tried. There is considerable scope for reform. In addition corporate earnings expectations are not as stretched as they are in the U.S.

Thus, any stock market slowdown in the U.S. should adversely impact the rest of the world only temporarily. Further, the stronger dollar provides a major competitive boost to the rest of the world, much of which is being helped al-ready by loose monetary policy. Continental Europe will benefit especially from structural changes.

Respectfully submitted,



/s/ John T. Siegel
John T. Siegel, CFA
Managing Director

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. The in-vestment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their origi-nal cost. For a complete discussion of the risks associated with international investing, please refer to the TS&W Portfolios' Prospectus.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 finan-cial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or in-ternational governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued in-come.

The Morgan Stanley Capital International EAFE Index is an unmanaged index com-posed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                            TS&W EQUITY PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 85.8%

                                                           SHARES     VALUE+
                                                           ------- ------------
 AEROSPACE & DEFENSE - 2.2%
  Raytheon Co. ...........................................  41,110 $  2,330,423
                                                                   ------------
 BANKS - 8.3%
  Citicorp................................................  15,000    2,257,500
  Crestar Financial Corp. ................................  21,590    1,291,352
  J.P. Morgan & Co. ......................................  15,000    1,968,750
  National City Corp. ....................................  11,000      761,750
  NationsBank Corp. ......................................  32,500    2,461,875
                                                                   ------------
                                                                      8,741,227
                                                                   ------------
 BEVERAGES, FOOD & TOBACCO - 2.2%
  Archer-Daniels-Midland Co. .............................  70,875    1,523,813
  Procter & Gamble Co. ...................................  10,000      821,875
                                                                   ------------
                                                                      2,345,688
                                                                   ------------
 CAPITAL EQUIPMENT - 4.8%
  Albany International Corp., Class A.....................  39,325    1,120,762
  Grainger (W.W.), Inc. ..................................  17,000    1,851,938
  Raychem Corp. ..........................................  51,300    2,061,619
                                                                   ------------
                                                                      5,034,319
                                                                   ------------
 CHEMICALS - 1.2%
  Nalco Chemical Co. .....................................  32,440    1,289,490
                                                                   ------------
 COMPUTERS - 1.3%
  *Stratus Computer, Inc. ................................  30,185    1,314,934
                                                                   ------------
 CONSTRUCTION - 0.9%
  Ingersoll-Rand Co. .....................................  20,300      935,068
                                                                   ------------
 CONSUMER CYCLICAL - 2.5%
  Masco Corp. ............................................  44,920    2,605,360
                                                                   ------------
 CONSUMER STAPLES - 4.8%
  International Flavors & Fragrances, Inc. ...............  62,500    3,058,594
  Unilever N.V.--New York Shares..........................  26,000    1,940,250
                                                                   ------------
                                                                      4,998,844
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      TS&W EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                           SHARES     VALUE+
                                                           ------- ------------
 ELECTRONICS - 7.2%
  AMP, Inc. ..............................................  42,000 $  1,651,125
  Electronic Data Systems Corp. ..........................  69,000    2,967,000
  Hewlett-Packard Co. ....................................  27,000    2,033,438
  Motorola, Inc. .........................................  17,000      945,625
                                                                   ------------
                                                                      7,597,188
                                                                   ------------
 ENERGY - 12.6%
  Dresser Industries, Inc. ...............................  45,050    2,382,018
  Elf Aquitaine ADR.......................................  37,479    2,433,793
  Enron Corp. ............................................  60,225    2,962,317
  Schlumberger Ltd. ......................................  13,340    1,105,553
  Texaco, Inc. ...........................................  30,000    1,845,000
  Unocal Corp. ...........................................  60,000    2,456,250
                                                                   ------------
                                                                     13,184,931
                                                                   ------------
 FOOD - 1.4%
  Bestfoods...............................................  26,740    1,467,357
                                                                   ------------
 HEALTH CARE - 2.5%
  Johnson & Johnson.......................................  37,300    2,662,287
                                                                   ------------
 INSURANCE - 0.9%
  Chubb Corp. ............................................  12,500      986,719
                                                                   ------------
 LODGING & RESTAURANTS - 2.0%
  McDonald's Corp. .......................................  34,430    2,130,356
                                                                   ------------
 MANUFACTURING - 2.3%
  Pall Corp. ............................................. 125,000    2,453,125
                                                                   ------------
 PHARMACEUTICALS - 6.6%
  American Home Products Corp. ...........................  26,300    2,449,187
  Merck & Co., Inc. ......................................  17,500    2,108,750
  Pharmacia & Upjohn, Inc. ...............................  55,000    2,313,438
                                                                   ------------
                                                                      6,871,375
                                                                   ------------
 REAL ESTATE INVESTMENT TRUSTS - 3.2%
  Liberty Property Trust..................................  47,500    1,214,218
  Merry Land & Investment Co., Inc. ......................  52,400    1,103,675
  United Dominion Realty Trust............................  75,000    1,017,188
                                                                   ------------
                                                                      3,335,081
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      TS&W EQUITY PORTFOLIO
                                               APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                        SHARES       VALUE+
                                                      ----------- ------------
 RETAIL - 2.3%
  *Toys "R' Us, Inc. ................................      49,200 $  1,356,075
  Wal-Mart Stores, Inc. .............................      20,000    1,011,250
                                                                  ------------
                                                                     2,367,325
                                                                  ------------
 SERVICES - 3.0%
  Burlington Northern, Inc. .........................      10,000      990,000
  Waste Management, Inc. ............................      66,320    2,221,720
                                                                  ------------
                                                                     3,211,720
                                                                  ------------
 TECHNOLOGY - 3.8%
  Corning, Inc. .....................................      53,300    2,132,000
  B.F. Goodrich Co. .................................      33,600    1,808,100
                                                                  ------------
                                                                     3,940,100
                                                                  ------------
 UTILITIES - 9.8%
  Dominion Resources, Inc. ..........................      47,650    1,885,153
  GTE Corp. .........................................      45,000    2,629,688
  MCI Communications Corp. ..........................      37,700    1,894,425
  Pacificorp.........................................      98,600    2,292,450
  Southern Co. ......................................      61,000    1,616,500
                                                                  ------------
                                                                    10,318,216
                                                                  ------------
  TOTAL COMMON STOCKS (Cost $67,963,051).........................   90,121,133
                                                                  ------------
 SHORT-TERM INVESTMENTS - 15.2%

                                                         FACE
                                                        AMOUNT
                                                      -----------
 REPURCHASE AGREEMENT - 15.2%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $15,949,379,
   collateralized by $13,904,416 of various U.S.
   Treasury Obligations, 5.50%-14.00%, due 5/15/04-
   11/15/27, valued at $16,128,227 (Cost
   $15,947,000)...................................... $15,947,000   15,947,000
                                                                  ------------
  TOTAL INVESTMENTS - 101.0% (Cost $83,910,051) (a)..............  106,068,133
                                                                  ------------
  OTHER ASSETS AND LIABILITIES (NET) - (1.0%)....................   (1,073,189)
                                                                  ------------
  NET ASSETS - 100%.............................................. $104,994,944
                                                                  ============

+    See Note A to Financial Statements.

*    Non-Income Producing Security.

ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $83,910,051. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $22,158,082. This consisted of aggregate gross unrealized appreciation for all securities of $22,822,476 and aggregate gross unrealized depreciation for all securities of $664,394.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                        APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 U.S. GOVERNMENT SECURITIES - 49.8%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- ----------
 U.S. TREASURY BONDS - 21.4%
  6.125%, 8/31/98........................................ $1,500,000 $1,503,780
  6.25%, 8/15/23.........................................  3,900,000  4,010,135
  7.125%, 2/15/23........................................  5,050,000  5,748,970
  8.125%, 8/15/19........................................  3,490,000  4,354,787
                                                                     ----------
                                                                     15,617,672
                                                                     ----------
 U.S. TREASURY NOTES - 28.4%
  6.25%, 8/31/00.........................................  3,235,000  3,280,063
  6.375%, 1/15/99-1/15/00................................  6,325,000  6,390,566
  6.50%, 8/15/05.........................................  3,000,000  3,132,090
  6.875%, 5/15/06........................................  5,000,000  5,354,550
  7.25%, 8/15/04.........................................  2,350,000  2,538,681
                                                                     ----------
                                                                     20,695,950
                                                                     ----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $34,425,101)............... 36,313,622
                                                                     ----------

 AGENCY SECURITIES - 15.2%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.0%
  6.00%, 2/1/02..........................................  2,902,887  2,897,140
                                                                     ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.2%
  6.50%, 2/1/03..........................................  2,374,275  2,387,631
  7.00%, 3/1/11..........................................  2,133,744  2,172,418
                                                                     ----------
                                                                      4,560,049
                                                                     ----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.0%
  7.50%, 1/15/07.........................................        959        985
  7.50%, 12/15/22........................................  1,605,752  1,649,910
  9.00%, 8/15/24.........................................  1,840,613  1,977,509
  12.50%, 11/15/13.......................................      5,549      6,461
                                                                     ----------
                                                                      3,634,865
                                                                     ----------
  TOTAL AGENCY SECURITIES (Cost $10,888,167)........................ 11,092,054
                                                                     ----------

 CORPORATE OBLIGATIONS - 31.7%
 BEVERAGES, FOOD & TOBACCO - 4.2%
  Phillip Morris Cos., Inc. 7.25%, 9/15/01...............  3,000,000  3,075,000
                                                                     ----------
 ENERGY - 4.2%
  Enron Corp. 6.625%, 11/15/05...........................  3,000,000  3,030,000
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 CORPORATE OBLIGATIONS - CONTINUED

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
 FINANCIAL SERVICES - 17.3%
  CIT Group Holdings 6.375%, 8/1/02...................  $3,000,000 $ 3,015,000
  Countrywide Funding Corp. 8.25%, 7/15/02............   2,000,000   2,130,000
  Ford Motor Credit Co. 7.00%, 9/25/01................   3,000,000   3,082,500
  General Electric Capital Corp. 6.50%, 11/1/06.......   1,750,000   1,789,375
  Lehman Brothers, Inc. 7.125%, 7/15/02...............   2,500,000   2,568,750
                                                                   -----------
                                                                    12,585,625
                                                                   -----------
 INDUSTRIAL - 3.6%
  WMX Technologies, Inc. 6.25%, 10/15/00..............   2,625,000   2,625,000
                                                                   -----------
 TRANSPORTATION - 2.4%
  General Motors Co., 6.25%, 5/1/05...................   1,750,000   1,747,813
                                                                   -----------
  TOTAL CORPORATE OBLIGATIONS (Cost $22,809,111).................   23,063,438
                                                                   -----------

 SHORT-TERM INVESTMENT - 2.0%

 REPURCHASE AGREEMENT - 2.0%
  Chase Securities, Inc. 5.37%, dated 4/30/98, due
   5/1/98, to be repurchased at $1,430,213, collater-
   alized by $1,246,837 of various U.S. Treasury Ob-
   ligations, 5.50%-14.00%, due 5/15/04-11/15/27,
   valued at $1,446,251 (Cost $1,430,000).............   1,430,000   1,430,000
                                                                   -----------
 TOTAL INVESTMENTS - 98.7% (Cost $69,552,379) (a)................   71,899,114
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 1.3%.......................      933,920
                                                                   -----------
 NET ASSETS - 100%...............................................  $72,833,034
                                                                   ===========

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $69,552,379. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $2,346,735. This consisted of aggregate gross unrealized appreciation for all securities of $2,358,600 and aggregate gross unrealized depreciation for all securities of $11,865.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


 COMMON STOCKS - 92.6%

                                                            SHARES    VALUE+
                                                            ------- -----------
 ARGENTINA - 1.5%
  YPF S.A. ADR.............................................  58,000 $ 2,022,750
                                                                    -----------
 AUSTRALIA - 2.5%
  Brambles Industries Ltd.................................. 106,000   2,184,634
  WMC Ltd.................................................. 320,994   1,142,715
                                                                    -----------
                                                                      3,327,349
                                                                    -----------
 BRAZIL - 1.6%
  Telebras S.A. ADR........................................  17,000   2,070,813
                                                                    -----------
 DENMARK - 2.0%
  Novo Nordisk A/S, Class B................................  16,000   2,597,631
                                                                    -----------
 FINLAND - 1.8%
  Instrumentarium Group, Class A...........................  37,000   2,299,658
                                                                    -----------
 FRANCE - 9.2%
  Alcatel Alsthom..........................................  13,000   2,411,412
  AXA-UAP..................................................  15,500   1,820,496
  Castorama Dubois.........................................   5,000     826,818
  Cie Financiere de Paribas, Class A.......................  24,000   2,555,315
  Elf Aquitaine S.A........................................  12,463   1,635,885
  Elf Aquitaine S.A. ADR...................................   9,227     599,178
  Valeo S.A................................................  22,115   2,200,095
                                                                    -----------
                                                                     12,049,199
                                                                    -----------
 GERMANY - 8.3%
  adidas AG................................................  12,000   1,987,730
  Deutsche Lufthansa AG.................................... 100,000   2,339,654
  Karstadt AG..............................................   4,000   1,807,027
  Mannesmann AG............................................   3,681   2,902,919
  Veba AG..................................................  28,000   1,847,406
                                                                    -----------
                                                                     10,884,736
                                                                    -----------
 HONG KONG - 3.2%
  HSBC Holdings plc........................................  94,518   2,696,853
  Hutchison Whampoa Ltd.................................... 250,000   1,546,059
                                                                    -----------
                                                                      4,242,912
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
 INDIA - 1.2%
 *Indian Opportunities Fund Ltd............................. 156,183 $1,542,307
                                                                     ----------
 ISRAEL - 1.0%
 *Scitex Corp., Ltd......................................... 100,000  1,331,250
                                                                     ----------
 JAPAN - 8.1%
  Denso Corp., Ltd..........................................  74,000  1,274,028
  East Japan Railway Co.....................................     200    998,941
  Hitachi Ltd............................................... 193,000  1,386,083
  Nomura Securities Co., Ltd. .............................. 140,000  1,711,064
  Ricoh Co., Ltd............................................ 142,000  1,473,301
  Riso Kagaku...............................................  27,200  1,422,370
  Takefuji Corp.............................................  32,000  1,683,063
  Yamatake-Honeywell Co., Ltd...............................  59,000    652,331
                                                                     ----------
                                                                     10,601,181
                                                                     ----------
 KOREA - 0.9%
  Samsung Electronics Co....................................  22,482  1,246,193
                                                                     ----------
 MEXICO - 3.1%
 *Banacci, Class B.......................................... 600,000  1,862,849
  Panamerica Beverages, Inc., Class A.......................  56,000  2,233,000
                                                                     ----------
                                                                      4,095,849
                                                                     ----------
 NETHERLANDS - 6.7%
 *ASM Lithography Holding N.V...............................  25,000  2,271,151
  ING Groep N.V.............................................  36,076  2,346,334
  Koninklijke Emballage Industrie Van Leer..................  80,000  2,040,816
  Philips Electronics N.V...................................  24,000  2,116,109
                                                                     ----------
                                                                      8,774,410
                                                                     ----------
 NORWAY - 1.7%
 *Petroleum Geo-Services ASA................................  35,000  2,271,752
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
 SINGAPORE - 2.8%
  Clipsal Industries Ltd................................... 329,000 $   473,760
  Datacraft Asia Ltd....................................... 948,000   3,185,280
                                                                    -----------
                                                                      3,659,040
                                                                    -----------
 SPAIN - 3.3%
  ENDESA...................................................  91,200   2,216,209
  Repsol S.A. ADR..........................................  39,000   2,132,813
                                                                    -----------
                                                                      4,349,022
                                                                    -----------
 SWEDEN - 11.3%
 *Assa Abloy AB, Class B...................................  29,700   1,036,395
  Ericsson (LM) ADR........................................  42,700   2,191,044
  Europolitans Holdings AB.................................  34,000   2,109,236
  Getinge Industrier AB, Class B...........................  80,000   1,778,375
  Scandic Hotels AB........................................  91,000   3,469,512
  Sparbanken Sverige AB, Class A...........................  75,000   2,345,749
  Tornet Fastighets AB..................................... 125,000   1,898,247
                                                                    -----------
                                                                     14,828,558
                                                                    -----------
 SWITZERLAND - 5.2%
  Credit Suisse Group (Registered).........................  12,000   2,640,176
  Roche Holding AG, Genusschein............................     215   2,179,529
  Sika Finanz AG (Bearer)..................................   5,000   2,000,133
                                                                    -----------
                                                                      6,819,838
                                                                    -----------
 UNITED KINGDOM - 17.2%
  British Steel Co. plc ADR................................  22,000     598,125
  First Leisure Corp. plc.................................. 250,000   1,463,358
 *Flextech plc............................................. 183,000   1,514,951
  Geest plc................................................ 375,000   3,178,099
  Misys plc................................................  30,000   1,442,452
  Norwich Union plc........................................ 325,000   2,428,233
  Psion plc................................................ 265,000   1,223,200
  RTZ Corp. plc (Registered)............................... 104,227   1,496,452
  Railtrack Group plc...................................... 109,000   1,991,546
  Rolls-Royce plc.......................................... 418,556   1,952,991
  TI Group plc............................................. 179,165   1,609,051
  TransTec plc............................................. 840,000   1,036,057
  Unilever plc............................................. 244,000   2,599,391
                                                                    -----------
                                                                     22,533,906
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $85,873,231)........................... 121,548,354
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 CONVERTIBLE BONDS - 4.3%

                                                       FACE
                                                      AMOUNT           VALUE+
                                                  --------------    ------------
 JAPAN - 3.0%
  Credit Saison Co. Ltd., Series 1, 0.50%,
   03/31/03.....................................  JPY140,000,000    $  1,451,491
  Sony Corp., Series 4, 1.40%,
   03/31/05.....................................     225,000,000       2,439,174
                                                                    ------------
                                                                       3,890,665
                                                                    ------------
 SWITZERLAND - 1.3%
  Novartis AG 2.00%, 10/6/02....................  CHF  1,100,000       1,706,375
                                                                    ------------
  TOTAL CONVERTIBLE BONDS (Cost $4,890,924).....................       5,597,040
                                                                    ------------
 RIGHTS - 0.0%

                                                      NO. OF
                                                      RIGHTS
                                                  --------------
 SWEDEN - 0.0%
  *Mandamus AB (Cost $0) .......................          90,000              --
                                                                    ------------


 SHORT-TERM INVESTMENTS-1.4%

                       FACE
                      AMOUNT
                  --------------
 REPURCHASE AGREEMENT - 1.4%
  Chase Securities, Inc. 5.37%, dated 4/30/98,
   due 5/1/98, to be repurchased at $1,794,268,
   collateralized by $1,564,214 of various
   U.S. Treasury Obligations, 5.50%-14.00%,
   due 5/15/04-11/15/27, valued at $1,814,388
   (Cost $1,794,000).............................. $   1,794,000       1,794,000
                                                                    ------------
  TOTAL INVESTMENTS - 98.3% (Cost $92,558,155) (a)..............     128,939,394
                                                                    ------------
  OTHER ASSETS AND LIABILITIES - 1.7%...........................       2,268,693
                                                                    ------------
  NET ASSETS - 100%.............................................    $131,208,087
                                                                    ============

   +See Note A to Financial Statements.
   *Non-Income Producing Security
ADR American Depositary Receipt
CHF Swiss Franc
JPY Japanese Yen
(a) The cost for federal income tax purposes was $92,558,155. At April 30, 1998, net unrealized appreciation for all securities based on tax cost was $36,381,239. This consisted of aggregate gross unrealized appreciation for all securities of $40,393,049 and aggregate gross unrealized depreciation for all securities of $4,011,810.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  At April 30, 1998 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET       MARKET
                                                            ASSETS     VALUE
SECTOR DIVERSIFICATION                                      ------  ------------
 Aerospace & Defense......................................    1.5%  $  1,952,991
 Banks....................................................    7.3      9,545,627
 Beverages, Food & Tobacco................................    4.1      5,411,099
 Broadcasting & Publishing................................    1.1      1,514,951
 Capital Equipment........................................    2.1      2,747,329
 Communications...........................................    1.8      2,411,412
 Construction.............................................    1.5      2,000,133
 Consumer Cyclical........................................    1.5      1,987,730
 Consumer Non-Durables....................................    2.0      2,599,391
 Electronics..............................................    7.3      9,551,812
 Energy...................................................    6.6      8,662,378
 Entertainment & Leisure..................................    1.1      1,463,358
 Financial Services.......................................    5.8      7,655,818
 Health Care..............................................    4.8      6,257,562
 Home Furnishings & Appliances............................    2.5      3,339,308
 Industrial...............................................    4.7      6,090,760
 Insurance................................................    5.0      6,595,062
 Lodging & Restaurants....................................    2.6      3,469,512
 Machine..................................................    3.0      3,938,976
 Manufacturing............................................    0.8      1,036,395
 Metals...................................................    2.5      3,237,292
 Multi-Industry...........................................    5.2      6,738,233
 Office Equipment.........................................    1.1      1,422,370
 Pharmaceuticals..........................................    2.0      2,597,631
 Real Estate..............................................    1.4      1,898,248
 Repurchase Agreement.....................................    1.4      1,794,000
 Retail...................................................    1.4      1,807,027
 Services.................................................    3.4      4,453,904
 Telecommunications.......................................    5.6      7,365,328
 Transportation...........................................    4.1      5,330,141
 Utilities................................................    3.1      4,063,616
                                                            -----   ------------
  TOTAL INVESTMENTS.......................................   98.3%  $128,939,394
 OTHER ASSETS AND LIABILITIES (NET).......................    1.7      2,268,693
                                                            -----   ------------
  NET ASSETS..............................................  100.0%  $131,208,087
                                                            =====   ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      THE TS&W PORTFOLIOS
                                               APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

                                                         TS&W          TS&W
                                             TS&W        FIXED     INTERNATIONAL
                                            EQUITY      INCOME        EQUITY
                                          PORTFOLIO    PORTFOLIO     PORTFOLIO
                                         ------------ -----------  -------------
 ASSETS
 Investments, at Cost..................  $ 83,910,051 $69,552,379  $ 92,558,155
                                         ============ ===========  ============
 Investments, at Value (Including
  Repurchase Agreements of $15,947,000,
  $1,430,000 and $1,794,000,
  respectively.........................  $106,068,133 $71,899,114  $128,939,394
 Foreign Currency, at Value (Cost
  $172,165)............................           --          --        147,393
 Cash..................................           118         221         3,218
 Receivable for Investments Sold.......           --          --        938,869
 Dividends Receivable..................       135,890         --        432,176
 Receivable for Portfolio Shares Sold..         1,153         --        970,503
 Foreign Withholding Tax Reclaim
  Receivable...........................           --          --         56,135
 Interest Receivable...................         2,379     995,834         4,058
 Other Assets..........................           749         505           871
                                         ------------ -----------  ------------
  Total Assets.........................   106,208,422  72,895,674   131,492,617
 LIABILITIES
 Payable for Investments Purchased.....     1,095,088         --          7,441
 Payable for Portfolio Shares
  Redeemed.............................        20,000         --            --
 Payable for Investment Advisory Fees--
  Note B...............................        64,792      26,490       106,597
 Payable for Administrative Fees--Note
  C....................................        12,418       8,151        15,434
 Payable for Custodian Fees--Note D....         7,153       6,008       142,702
 Payable for Account Services Fees--
  Note F...............................           420          92           858
 Payable for Directors' Fees--Note G...           641         647           735
 Payable for Dividends Declared........           --       10,392           --
 Other Liabilities.....................        12,966      10,860        10,763
                                         ------------ -----------  ------------
  Total Liabilities....................     1,213,478      62,640       284,530
                                         ------------ -----------  ------------
 NET ASSETS............................  $104,994,944 $72,833,034  $131,208,087
                                         ============ ===========  ============
 NET ASSETS CONSIST OF:
 Paid in Capital.......................  $ 75,438,235 $70,355,262  $ 96,264,759
 Undistributed Net Investment Income
  (Loss)...............................       236,800     (18,624)      231,653
 Accumulated Net Realized Gain (Loss)..     7,161,827     149,661    (1,626,744)
 Unrealized Appreciation/Depreciation..    22,158,082   2,346,735    36,338,419
                                         ------------ -----------  ------------
 NET ASSETS............................  $104,994,944 $72,833,034  $131,208,087
                                         ============ ===========  ============
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)...     6,593,457   6,867,730     7,565,314
 Net Asset Value, Offering and
  Redemption Price Per Share...........        $15.92      $10.61        $17.34
                                         ============ ===========  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            THE TS&W PORTFOLIOS
                                                     FOR THE SIX MONTHS ENDED
                                                     APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

                                                          TS&W        TS&W
                                             TS&W        FIXED    INTERNATIONAL
                                            EQUITY       INCOME      EQUITY
                                           PORTFOLIO   PORTFOLIO    PORTFOLIO
                                          -----------  ---------- -------------
 INVESTMENT INCOME
 Dividends............................... $ 1,055,088  $      --   $   932,112
 Interest................................     292,985   2,156,780      221,196
 Less: Foreign Taxes Withheld............         --          --      (111,461)
                                          -----------  ----------  -----------
  TOTAL INCOME...........................   1,348,073   2,156,780    1,041,847
                                          -----------  ----------  -----------
 EXPENSES
 Investment Advisory Fees--Note B........     375,168     154,271      583,802
 Administrative Fees--Note C.............      77,340      53,761       91,068
 Custodian Fees--Note D..................       5,899       3,591       45,647
 Account Services Fees--Note F...........       4,165       2,139        1,412
 Directors' Fees--Note G.................       1,695       1,558        1,862
 Other Expenses..........................      27,005      24,019       28,479
                                          -----------  ----------  -----------
  Net Expenses Before Expense Offset.....     491,272     239,339      752,270
 Expense Offset--Note A..................      (1,518)        --          (674)
                                          -----------  ----------  -----------
  Net Expenses After Expense Offset......     489,754     239,339      751,596
                                          -----------  ----------  -----------
 NET INVESTMENT INCOME...................     858,319   1,917,441      290,251
                                          -----------  ----------  -----------
 NET REALIZED GAIN (LOSS) ON:
  Investments............................   7,335,050     260,443   (1,298,925)
  Foreign Exchange Transactions..........         --          --      (323,227)
                                          -----------  ----------  -----------
  Total Net Realized Gain (Loss) on
   Investments and Foreign Exchange
   Transactions..........................   7,335,050     260,443   (1,622,152)
                                          -----------  ----------  -----------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments............................   7,061,763     178,434   21,209,871
  Foreign Exchange Translations..........         --          --       (42,820)
                                          -----------  ----------  -----------
 TOTAL NET CHANGE IN UNREALIZED
  APPRECATION/DEPRECIATION...............   7,061,763     178,434   21,167,051
                                          -----------  ----------  -----------
 NET GAIN ON INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS..................  14,396,813     438,877   19,544,899
                                          -----------  ----------  -----------
 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS........................ $15,255,132  $2,356,318  $19,835,150
                                          ===========  ==========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED      YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)      1997
                                                    -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................  $    858,319  $ 1,565,390
  Net Realized Gain................................     7,335,050   16,195,514
  Net Change in Unrealized
   Appreciation/Depreciation.......................     7,061,763    2,896,650
                                                     ------------  -----------
  Net Increase in Net Assets Resulting from
   Operations......................................    15,255,132   20,657,554
                                                     ============  ===========
 DISTRIBUTIONS:
 Net Investment Income.............................      (784,661)  (1,548,754)
 Net Realized Gain.................................   (16,324,477)  (6,706,841)
                                                     ------------  -----------
  Total Distributions..............................   (17,109,138)  (8,255,595)
                                                     ============  ===========
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................     5,877,882    9,013,129
  In Lieu of Cash Distributions....................    16,012,769    7,810,103
  Redeemed.........................................   (10,623,435) (15,197,710)
                                                     ------------  -----------
  Net Increase from Capital Share Transactions.....    11,267,216    1,625,522
                                                     ============  ===========
  Total Increase...................................     9,413,210   14,027,481
 Net Assets:
  Beginning of Period..............................    95,581,734   81,554,253
                                                     ------------  -----------
  End of Period (including undistributed net
   investment income of $236,800 and $163,142,
   respectively)...................................  $104,994,944  $95,581,734
                                                     ============  ===========
 (1) Shares Issued and Redeemed:
  Shares Issued....................................       385,621      578,626
  In Lieu of Cash Distributions....................     1,111,680      559,828
  Shares Redeemed..................................      (690,059)    (983,929)
                                                     ------------  -----------
                                                          807,242      154,525
                                                     ============  ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED      YEAR ENDED
                                                   APRIL 30, 1998 OCTOBER 31,
                                                    (UNAUDITED)      1997
                                                   -------------- -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................  $ 1,917,441   $ 3,680,206
  Net Realized Gain...............................      260,443        48,016
  Net Change in Unrealized
   Appreciation/Depreciation......................      178,434     1,493,638
                                                    -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations.....................................    2,356,318     5,221,860
                                                    -----------   -----------
 DISTRIBUTIONS:
  Net Investment Income...........................   (1,917,441)   (3,668,126)
  In Excess of Net Investment Income..............          --        (12,080)
                                                    -----------   -----------
  Total Distributions.............................   (1,917,441)   (3,680,206)
                                                    -----------   -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................    7,989,517     9,167,888
  In Lieu of Cash Distributions...................    1,860,735     3,572,636
  Redeemed........................................   (5,442,747)   (7,987,804)
                                                    -----------   -----------
  Net Increase from Capital Share Transactions....    4,407,505     4,752,720
                                                    -----------   -----------
  Total Increase..................................    4,846,382     6,294,374
 Net Assets:
  Beginning of Period.............................   67,986,652    61,692,278
                                                    -----------   -----------
  End of Period (including net investment loss of
   $(18,624) and $(18,624), respectively..........  $72,833,034   $67,986,652
                                                    ===========   ===========
 (1) Shares Issued and Redeemed:
  Shares Issued...................................      751,565       892,974
  In Lieu of Cash Distributions...................      175,387       347,371
  Shares Redeemed.................................     (512,140)     (775,004)
                                                    -----------   -----------
                                                        414,812       465,341
                                                    ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1998 OCTOBER 31,
                                                     (UNAUDITED)       1997
                                                    -------------- ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................   $    290,251  $    551,849
  Net Realized Gain (Loss)........................     (1,622,152)    2,555,268
  Net Change in Unrealized
   Appreciation/Depreciation......................     21,167,051     5,073,444
                                                     ------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................     19,835,150     8,180,561
                                                     ============  ============
 DISTRIBUTIONS:
 Net Investment Income............................       (588,510)     (808,398)
 Net Realized Gain................................     (2,523,237)     (639,370)
                                                     ------------  ------------
  Total Distributions.............................     (3,111,747)   (1,447,768)
                                                     ============  ============
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued--Regular.................................     12,904,915    51,429,847
  In Lieu of Cash Distributions...................      3,031,556     1,434,895
  Redeemed........................................    (16,952,160)  (47,436,454)
                                                     ------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions...................................     (1,015,689)    5,428,288
                                                     ------------  ------------
  Total Increase..................................     15,707,714    12,161,081
 Net Assets:
  Beginning of Period.............................    115,500,373   103,339,292
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $231,653 and $529,912,
   respectively)..................................   $131,208,087  $115,500,373
                                                     ============  ============
 (1) Shares Issued and Redeemed:
  Shares Issued...................................        802,176     3,212,502
  In Lieu of Cash Distributions...................        210,818       100,342
  Shares Redeemed.................................     (1,073,986)   (2,951,613)
                                                     ------------  ------------
                                                          (60,992)      361,231
                                                     ============  ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 -------------------------------------------
                           (UNAUDITED)    1997     1996     1995     1994     1993
                          -------------- -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  16.52    $ 14.48  $ 12.47  $ 11.23  $ 11.02  $  9.65
                             --------    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..         0.14       0.27     0.26     0.23     0.19     0.14
 Net Realized and
  Unrealized Gain.......         2.22       3.25     2.34     1.34     0.33     1.36
                             --------    -------  -------  -------  -------  -------
 Total From Investment
  Operations............         2.36       3.52     2.60     1.57     0.52     1.50
                             --------    -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income..        (0.13)     (0.27)   (0.26)   (0.22)   (0.18)   (0.13)
 Net Realized Gain......        (2.83)     (1.21)   (0.33)   (0.11)   (0.13)     --
                             --------    -------  -------  -------  -------  -------
 Total Distributions....        (2.96)     (1.48)   (0.59)   (0.33)   (0.31)   (0.13)
                             --------    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $  15.92    $ 16.52  $ 14.48  $ 12.47  $ 11.23  $ 11.02
                             ========    =======  =======  =======  =======  =======
TOTAL RETURN............        16.23%**   26.31%   21.45%   14.32%    4.82%   15.62%
                             ========    =======  =======  =======  =======  =======
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $104,995    $95,582  $81,554  $60,352  $38,379  $30,953
Ratio of Expenses to
 Average Net Assets.....         0.98%*     0.99%    1.01%    1.01%    1.10%    1.22%
Ratio of Net Investment
 Income to Average Net
 Assets.................         1.72%*     1.72%    1.93%    2.04%    1.74%    1.51%
Portfolio Turnover
 Rate...................           21%        42%      40%      17%      23%      23%
Average Commission
 Rate#..................     $ 0.0578    $0.0593  $0.0692      N/A      N/A      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         0.98%*     0.99%    1.01%    0.99%     N/A      N/A

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1998 -------------------------------------------
                           (UNAUDITED)    1997     1996     1995     1994     1993
                          -------------- -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.54     $ 10.30  $ 10.42  $  9.60  $ 10.75  $ 10.09
                             -------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.29        0.59     0.56     0.56     0.47     0.44
 Net Realized and
  Unrealized Gain
  (Loss)................        0.07        0.24    (0.12)    0.82    (1.05)    0.68
                             -------     -------  -------  -------  -------  -------
 Total From Investment
  Operations............        0.36        0.83     0.44     1.38    (0.58)    1.12
                             -------     -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net Investment Income..       (0.29)      (0.59)   (0.56)   (0.56)   (0.47)   (0.46)
 Net Realized Gain......         --          --       --       --     (0.10)     --
                             -------     -------  -------  -------  -------  -------
 Total Distributions....       (0.29)      (0.59)   (0.56)   (0.56)   (0.57)   (0.46)
                             -------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................     $ 10.61     $ 10.54  $ 10.30  $ 10.42  $  9.60  $ 10.75
                             -------     -------  -------  -------  -------  -------
TOTAL RETURN............        3.49%**     8.40%    4.40%   14.73%  (5.46)%   11.31%
                             -------     -------  -------  -------  -------  -------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $72,833     $67,987  $61,692  $46,677  $32,118  $28,987
Ratio of Expenses to
 Average Net Assets.....        0.70%*      0.72%    0.77%    0.76%    1.02%    1.15%
Ratio of Net Investment
 Income to Average Net
 Assets.................        5.59%*      5.79%    5.50%    5.56%    4.73%    4.39%
Portfolio Turnover
 Rate...................          19%         36%      59%      25%      27%      83%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.70%*      0.72%    0.77%    0.75%     N/A      N/A

*  Annualized
** Not Annualized


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS                                         DECEMBER 18,***
                              ENDED           YEARS ENDED OCTOBER 31,              1992 TO
                          APRIL 30, 1998 ------------------------------------    OCTOBER 31,
                           (UNAUDITED)     1997      1996     1995     1994         1993
                          -------------- --------  --------  -------  -------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  15.14    $  14.22  $  13.22  $ 13.85  $ 12.54      $ 10.00
                             --------    --------  --------  -------  -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..         0.04        0.07      0.10     0.13     0.07         0.05
 Net Realized and
  Unrealized Gain
  (Loss)................         2.58        1.05      1.04    (0.31)    1.29         2.49
                             --------    --------  --------  -------  -------      -------
 Total From Investment
  Operations............         2.62        1.12      1.14    (0.18)    1.36         2.54
                             --------    --------  --------  -------  -------      -------
DISTRIBUTIONS:
 Net Investment Income..        (0.08)      (0.11)    (0.14)   (0.09)   (0.05)         --
 Net Realized Gain......        (0.34)      (0.09)      --     (0.36)     --           --
                             --------    --------  --------  -------  -------      -------
 Total Distributions....        (0.42)      (0.20)    (0.14)   (0.45)   (0.05)         --
                             --------    --------  --------  -------  -------      -------
NET ASSET VALUE, END OF
 PERIOD.................     $  17.34    $  15.14  $  14.22  $ 13.22  $ 13.85      $ 12.54
                             ========    ========  ========  =======  =======      =======
TOTAL RETURN............        17.90%**     7.94%     8.71%    1.11%   10.87%       25.40%+**
                             ========    ========  ========  =======  =======      =======
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $131,208    $115,500  $103,339  $77,553  $49,362      $28,030
Ratio of Expenses to
 Average Net Assets.....         1.29%*      1.30%     1.35%    1.32%    1.38%        1.37%
Ratio of Net Investment
 Income to Average Net
 Assets.................         0.50%*      0.47%     0.84%    1.29%    0.70%        1.02%
Portfolio Turnover
 Rate...................           18%         45%       25%      23%      30%          11%
Average Commission
 Rate#..................     $ 0.0219    $ 0.0008  $ 0.0015      N/A      N/A          N/A
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by the
 Adviser to Average Net
 Assets.................          N/A         N/A       N/A      N/A      N/A         0.31%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         1.29%*      1.30%     1.34%    1.30%     N/A          N/A

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolio"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1998, the UAM Funds were com-prised of forty-four active portfolios. The financial statements of the re-maining portfolios are presented separately. The objectives of the Portfolios are as follows:

  TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return con-sistent with reasonable risk to principal, by investing in a diversified port-folio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in in-vestment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diver-sified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States secu-rities exchange for which market quotations are readily available are val-ued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid price. Fixed in-come securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transac-tions in fixed income securities, quotations from

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  dealers, market transactions in comparable securities and various rela-tionships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily avail-able is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Port-folio accrues such taxes when the related income or gains are earned.

    At October 31, 1997, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes of $95,946 which will expire on October 31, 2003.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the TS&W International Eq-uity Portfolio's books and the U.S. dollar equivalent amounts actually re-ceived or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will nor-mally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Port-folio will normally distribute substantially all of its net investment in-come annually. Any realized net capital gains will be distributed annual-ly. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

  transactions, and for the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folios have been increased to include expense offsets, if any, for custo-dian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of average daily net assets for the month, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the UAM Funds un-der a Fund Administration Agreement (the "Agreement"). Pursuant to the Agree-ment, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets;

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their rel-ative net assets and are subject to a graduated minimum fee schedule per port-folio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Adminis-trator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios, respectively. The Administra-tor has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not lim-ited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Adminis-trator pays CGFSC a monthly fee. For the six months ended April 30, 1998, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Admin-istrator and paid the following portion to CGFSC for its services as sub-Ad-ministrator:

                                                     ADMINISTRATION PORTION PAID
TS&W PORTFOLIOS                                           FEES        TO CGFSC
---------------                                      -------------- ------------
Equity..............................................    $77,340       $47,326
Fixed Income........................................     53,761        40,048
International Equity................................     91,068        56,040

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the portfolios to cover any advances made by the custodian to the portfolios.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment,

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------

the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses in-curred in attending Board meetings.

  H. PURCHASES AND SALES: For the six months ended April 30, 1998, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

TS&W PORTFOLIOS                                           PURCHASES     SALES
---------------                                          ----------- -----------
Equity.................................................. $19,049,143 $25,889,460
Fixed Income............................................   9,134,162   1,315,405
International Equity....................................  20,048,900  21,080,424

  Purchases and sales of long-term U.S. Government securities were $9,465,430 and $11,539,348 respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Eq-uity Portfolio and the TS&W International Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At April 30, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
TS&W PORTFOLIOS                                           SHAREHOLDERS OWNERSHIP
---------------                                           ------------ ---------
Equity...................................................       2         22%
Fixed Income.............................................       1         11%

UAM FUNDS                                                   THE TS&W PORTFOLIOS
-------------------------------------------------------------------------------


  At April 30, 1998, the net assets of TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or curren-cy. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM Funds
--------------------------------------------------------------------------------

Officers and Directors

Norton H.Reamer
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Charles H. Salisbury, Jr.
Director and Executive Vice President

Peter M. Whitman, Jr.
Director




The TS&W Portfolios
--------------------------------------------------------------------------------
William H. Park
Vice President

Michael E. DeFao
Secretary

Karl O. Hartmann
Assistant Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Gordon M. Shone
Assistant Treasurer

--------------------------------------------------------------------------------

Investment Adviser
Thompson, Siegel & Walmsley, Inc.
5000 Monument Avenue
Richmond, VA 23230-0883

Administrator
UAM Fund Services, Inc.
211 Congress Street
Boston, MA 02110

Custodian
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Legal Counsel
Drinker, Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110






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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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